As filed with the Securities and Exchange Commission on or about April 25, 2023

Registration Statement File No. 333-95845
Registration Statement File No. 811-08698

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-4

 REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐  Pre-Effective Amendment No.

☒ Post-Effective Amendment No. 25

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

 ☒ Amendment No. 76
(Check appropriate box or boxes.)

C.M. Multi-Account A
(Exact Name of Registrant)

C.M. Life Insurance Company
(Name of Depositor)

1295 State Street, Springfield, Massachusetts 01111-0001
(Address of Depositor’s Principal Executive Offices)

(860) 562-1000
(Depositor’s Telephone Number, including Area Code)

John E. Deitelbaum
Senior Vice President
C.M. Life Insurance Company
200 Great Pond Drive, Suite 150
Windsor, Connecticut 06095
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☒	on May 1, 2023 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	on __________ pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Units of Interest in MassMutual Artistry, an Individual or Group Deferred Variable Annuity Contract.

MassMutual Artistry Variable Annuity

Issued by C.M. Life Insurance Company

C.M. Multi-Account A

This prospectus describes the MassMutual Artistry deferred individual or group variable annuity contract (Contract) offered by
C.M. Life Insurance Company (“C.M. Life,” “Company,” “we,” “us”). We no longer sell the Contract. However, we continue to administer existing Contracts. The Contract provides for accumulation of Contract Value and Annuity Payments on a fixed and/or variable basis.

You, the Contract Owner, have a number of investment choices in the Contract. Subject to state availability, these investment choices include one fixed account option and multiple variable investment divisions (Sub-Accounts) of C.M. Multi-Account A (Separate Account). Each Sub-Account, in turn, invests in one of the investment entities (Funds). For more information about the investment entities, see “Appendix A – Funds Available under the Contract.” You bear the entire investment risk for all amounts you allocate to a Sub-Account.

The Contract:

• is not a bank or credit union deposit or obligation.
• is not FDIC or NCUA insured.
• is not insured by any federal government agency.

• is not guaranteed by any bank or credit union.
• may go down in value.
• provides guarantees that are subject to our financial strength and claims-paying ability.

IF YOU ARE A NEW INVESTOR IN THE CONTRACT, YOU MAY CANCEL YOUR CONTRACT
WITHIN 10 DAYS OF RECEIVING IT WITHOUT PAYING FEES OR PENALTIES.

In some states this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total Contract Value. You should review the prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.

Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission staff and is available at www.investor.gov.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

This prospectus is not an offer to sell the Contract in any jurisdiction where it is illegal to offer the Contract nor is it an offer to sell the Contract to anyone to whom it is illegal to offer the Contract.

Please read this prospectus before investing. You should keep it for future reference. It contains important information about the MassMutual Artistry Variable Annuity.

Effective May 1, 2023

Glossary

Accumulation Phase. The period prior to the commencement of Annuity Payments during which Purchase Payments may be made.

Accumulation Unit. A unit of measure used to determine your value in a Sub-Account during the Accumulation Phase.

Age. In this prospectus the term “Age,” except when discussed in regards to specific tax provisions, is defined as “insurance age,” which is a person’s age on his/her birthday nearest the date for which the Age is being determined. This means we calculate your Age based on your nearest birthday, which could be either your last birthday or your next. For example, Age 80 is generally the period of time between age 79 years, 6 months and 1 day and age 80 and 6 months.

Annuitant. The person(s) on whose life Annuity Payments are based, with the exception of the non-lifetime contingent option. See “The Income Phase – Period Certain Annuity Option.” The term Annuitant also includes the joint Annuitant, if any. The Annuitant has no rights to the Contract.

Annuity Date. The date Annuity Payments begin.

Annuity Options. Options available for Annuity Payments.

Annuity Payments. Series of payments made pursuant to the Annuity Option(s) elected.

Beneficiary. The person(s) or entity(ies) that the Contract Owner designates to receive the death benefit provided by the Contract.

Business Day. Every day the New York Stock Exchange (NYSE), or its successor, is open for trading. Our Business Day ends at the Close of Business.

Close of Business. The time on a Business Day when the NYSE ends regular trading, usually at 4:00 p.m. Eastern Time. However, when the NYSE closes early or closes due to any emergency or SEC order, the Close of Business will occur at the same time.

Contingent Deferred Sales Charge (CDSC). A charge that may be assessed against each withdrawal that exceeds the free withdrawal amount and amounts applied to Annuity Option E or F.

Contract. The MassMutual  Artistry Variable Annuity; a deferred individual or group variable annuity contract.

Contract Anniversary. An anniversary of the Issue Date of the Contract.

Contract Owner. The person(s) or entity entitled to ownership rights under the Contract. See “Ownership – Contract Owner.”

Contract Value. The sum of your values in the Sub-Accounts and The Fixed Account during the Accumulation Phase.

Fund(s). The investment entities into which the assets of the Separate Account will be invested.

General Account. The Company’s General Investment Account, which supports the Company’s annuity and insurance obligations. The General Account’s assets include all the assets of the Company with the exception of the Separate Account and the Company’s other segregated asset accounts.

Good Order. Any application, Purchase Payments, withdrawal requests, or forms required by the Company which are satisfactory to the Company.

Income Phase. The period that begins on the Annuity Date and ends with the last Annuity Payment. The Income Phase is also referred to as the Annuity Phase.

Issue Date. The date on which the Contract becomes effective. The Issue Date is included in the Contract.

Non-Business Day. Any day when the NYSE is not open for trading. Unless specified otherwise, if the due date for any activity required by the Contract  falls on any day that is not a Business Day, performance of such activity will be rendered on the first Business Day following such due date.

Premium Tax. A tax imposed by certain states and other jurisdictions when a Purchase Payment is made, when Annuity Payments begin, or when Contract Value is withdrawn.

Purchase Payment(s). Any amount paid to us by you or on your behalf with respect to the Contract during the Accumulation Phase.

Qualified Contract. Your Contract is referred to as a Qualified Contract if it is purchased under a qualified retirement plan (qualified plan) such as an Individual Retirement Annuity (IRA), Roth IRA, tax-sheltered annuity plan (TSA or TSA plan), corporate pension and profit-sharing plan (including 401(k) plans and H.R. 10 plans), or a governmental 457(b) deferred compensation plan. For information on the types of qualified plans for which the Contract is available, see “Taxes – Qualified Contracts.”

Required Minimum Distribution (RMD). A minimum amount the federal tax law requires to be withdrawn from certain Qualified Contracts each year. RMDs are generally required to begin by the required beginning date specified in IRC Section 401(a)(9).

Separate Account. The account that holds the assets underlying the Contracts that are not allocated to our General Account. The assets of the Separate Account are kept separate from the assets of the General Account and the Company’s other separate accounts.

Service Center. MassMutual, Document Management Services  –  Annuities W360, PO Box 9067, Springfield, MA 01102-9067, (800) 272-2216, (fax) (866) 329-4272, (email)   ANNfax@MassMutual.com, www.MassMutual.com. (Overnight mail address:  MassMutual, Document Management Services –  Annuities W360, 1295 State Street, Springfield, MA 01111-0001.)

Sub-Account. The Separate Account assets are divided into Sub-Accounts. The assets of each Sub-Account will be invested in the shares of a single Fund.

Written Request. A written communication or instruction sent by you to the Company. A Written Request must be in Good Order and must be received by the Company’s Service Center. The Company may consent to receiving requests electronically or by telephone at the Service Center.

Important Information You Should Consider About the MassMutual Artistry Variable Annuity Contract

	FEES AND EXPENSES	LOCATION IN PROSPECTUS
Charges for Early Withdrawals

If, within nine years following your Issue Date, you withdraw money from your Contract, or apply Contract Value to Annuity Option E or F and the period certain is less than 10 years, you may be assessed a Contingent Deferred Sales Charge (CDSC) of up to 8% of the amount withdrawn (less up to a 10% free withdrawal amount) or applied to Annuity Option E  or F, declining to 0% after the ninth year.

For example, if we issued your Contract with a $100,000 Purchase Payment, and you withdrew the $100,000 Purchase Payment during the first year after your Issue Date, you could be assessed a charge of up to $7,200 on the amount withdrawn.

Charges and Deductions – Contingent Deferred Sales Charge (CDSC)
Transaction Charges

Currently, we do not assess a charge to transfer Contract Value among the Sub-Accounts during the Accumulation Phase. However, we reserve the right to assess a charge equal to the lesser of $20 or 2% of the amount transferred for each transfer allowed in a calendar year as provided by the Contract.

Charges and Deductions – Transfer Fee

	FEES AND EXPENSES			LOCATION IN PROSPECTUS
Ongoing Fees and Expenses (annual charges)

The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you elected.

Charges and Deductions
	Annual Fee	Minimum	Maximum
	Base Contract	1.18%(1)	1.50%(1)
	Investment options (Fund fees and expenses)	0.43%(2)	1.93%(2)
	Optional benefits available for an additional charge (for a single optional benefit, if elected)	0%	0%

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could result in the assessment of CDSCs that substantially increase costs.

	Lowest Annual Cost:	Highest Annual Cost:
	$1,431.75	$2,862.00
Assumes: • Investment of $100,000 • 5% annual appreciation • Least expensive Fund fees and expenses • No optional benefits • No CDSC • No additional Purchase Payments, transfers, or withdrawals

Assumes:

•

Investment of $100,000

•

5% annual appreciation

•

Most expensive combination of optional benefits and Fund Fees and expenses

•

No CDSC

•

No additional Purchase Payments, transfers, or withdrawals

(1)	Represents the mortality and expense risk charge and administrative charge (charged as a percentage of average account value in the Separate Account on an annualized basis) and the annual contract maintenance charge (a fixed dollar amount that may be waived for certain Contract Value amounts) collected during the Contract Year that are attributable to the Contract divided by the total average net assets that are attributable to the Contract.
(2)	As a percentage of the daily value of the Contract Value allocated to the Funds on an annualized basis.

	RISKS	LOCATION IN PROSPECTUS
Risk of Loss	• You can lose money by investing in this Contract, including loss of principal.	Principal Risks of Investing in the Contract
Not a Short-Term Investment
•

This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.

•

CDSCs apply for up to nine years following your Issue Date.

•

CDSCs will reduce the value of your Contract if you withdraw money during that time. The benefits of tax deferral also mean the Contract is more beneficial to investors with a long time horizon.

Principal Risks of Investing in the Contract
Risks Associated with Investment Options
•

An investment in this Contract is subject to the risk of poor investment performance of the Funds you choose and can vary depending upon the performance of the Funds available under the Contract.

•

Each Fund has its own unique risks.

•

You should review the prospectuses for the available Funds before making an investment decision.

Principal Risks of Investing in the Contract
Insurance Company Risks

•

An investment in the Contract is subject to the risks related to the Depositor (MassMutual). Any obligations (including under any fixed account investment option), guarantees, and benefits of the Contract are subject to the claims-paying ability of C.M. Life. If C.M. Life experiences financial distress, it may not be able to meet its obligations to you. More information about C.M. Life, including its financial strength ratings, is available by request by calling (800) 272-2216 or by visiting www.MassMutual.com/ratings.

Principal Risks of Investing in the Contract

	RESTRICTIONS	LOCATION IN PROSPECTUS
Investments
•

Currently, there is no charge when you transfer Contract Value among Sub-Accounts. However, C.M. Life reserves the right to assess a charge equal to the lesser of $20 or 2% of the amount transferred for each transfer allowed in a calendar year as provided by the Contract.

•

C.M. Life reserves the right to remove or substitute Funds as investment options that are available under the Contract.

•

We reserve the right to limit transfers if frequent or large transfers occur.

General Information about Massachusetts Mutual Life Insurance Company, the Separate Account and the Investment Choices – The Funds Transfers and Transfer Programs
Optional Benefits
•

If your Contract is a tax-sheltered annuity, you may be able to take a loan under your Contract.

•

We charge interest on loans.

•

If the loan is in default, the outstanding debt will be considered a taxable distribution.

•

Loans may negatively affect the death benefit and Contract Value.

•

We reserve the right to assess a $35 loan origination fee.

Additional Benefits – Right to Take Loans

	TAXES	LOCATION IN PROSPECTUS
Tax Implications
•

You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract.

•

If you purchase the Contract through a qualified retirement plan or individual retirement annuity (IRA), you do not receive any additional tax deferral.

•

Earnings on your Contract are taxed at ordinary income tax rates when you withdraw them, and you may have to pay an additional income tax if you take a withdrawal before age 59½. Earnings for this purpose consist of Contract Value in excess of your after-tax investment in the Contract.

Taxes

	CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
Investment Professional Compensation

•

Your registered representative may have received compensation for selling this Contract to you in the form of commissions. If your registered representative is also a MassMutual insurance agent, they are also eligible for certain cash and non-cash benefits from MassMutual.  Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency (Contract retention). Non-cash compensation includes various recognition items such as prizes and awards as well as attendance at, and payment of the costs associated with attendance at, conferences, seminars and recognition trips, and also includes contributions to certain individual plans such as pension and medical plans.  Sales of the Contract may have helped these registered representatives and their supervisors qualify for such benefits.

•

This conflict of interest may have influenced your registered representative to offer or recommend this Contract over another investment.

Other Information – Distribution

Exchanges

•

Because the Contract is no longer sold, you would not be affected by a scenario in which you are asked to replace an existing annuity contract you own with a new purchase of this Contract. However, in general you should be aware that some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own. Thus, in general, you should only exchange your annuity contract if you determine, after comparing the features, fees, and risks of both contracts, that it is preferable for you to purchase the new annuity rather than continue to own the existing annuity.

N/A

Overview of the Contract

What is this Contract, and what is it designed to do? The MassMutual Artistry Variable Annuity Contract is designed to enable you to accumulate assets through investments in one or more of the variable investment divisions (Sub-Accounts) of the C.M. Multi-Account A (Separate Account) and The Fixed Account. The Contract can supplement your retirement income by providing a stream of income during the Income Phase. Before you begin receiving Annuity Payments, the Contract also provides a death benefit for your designated Beneficiaries. The Contract may be appropriate if you have a long term investment horizon. It is not intended for people who need to take early or frequent withdrawals or who intend to engage in frequent trading among the Separate Account Sub-Accounts.

We no longer sell MassMutual Artistry. However, we continue to administer existing Contracts, and you may continue making additional Purchase Payments to your Contract, subject to certain restrictions.

The Contract was designed primarily for use in annuity purchase plans adopted by public school systems and certain tax-exempt organizations pursuant to Section 403(b) of the Internal Revenue Code of 1986, as amended (IRC). These plans are sometimes called “tax-sheltered annuities” or “TSAs.” Subject to state availability, the Contract was also sold to governmental entities pursuant to IRC Section 457(b).

We issued the Contract as an individual or group variable annuity Contract. In those states where we issue a group Contract, we issue certificates to individuals, and these individuals are considered participants. The certificate is subject to the terms of the group Contract under which we issue the certificate.

The certificate indicates the participant’s rights and benefits under the group Contract. Terms of the group Contract are controlling.

The participant, as an owner, may exercise all rights and benefits of the certificate without the consent of the group Contract Owner. Unless we state otherwise, the owner of the certificate under a group Contract and the owner of an individual Contract have the same rights and benefits. As a result, the term “Contract” means either an individual deferred variable annuity or a certificate issued under the group deferred variable annuity.

How do I accumulate assets in the Contract and receive income from the Contract?  The Contract has two phases:
1) the Accumulation Phase and 2) the Income Phase. Your Contract is in the Accumulation Phase until you decide to begin receiving Annuity Payments. During the Accumulation Phase we provide a death benefit. Once you begin receiving Annuity Payments, your Contract enters the Income Phase.

Accumulation Phase

During the Accumulation Phase, subject to certain restrictions, you may apply Purchase Payments to the Contract and allocate the Purchase Payments:

∘	among the Sub-Accounts of the Separate Account, each of which invests a mutual fund (Fund), with each Fund having its own investment strategy, investment adviser, expense ratio and returns, and

∘	to The Fixed Account. Assets allocated to The Fixed Account are credited with a specified rate that we declare in advance.

A list of the Funds in which you may invest is provided at the back of this Prospectus. See “Appendix A – Funds Available Under the Contract.”

Income Phase

During the Income Phase, you may receive fixed, variable or a combination of fixed and variable Annuity Payments under the Contract by applying your Contract Value to a payment option.

∘	Depending on the payment option you select, payments may continue for the life of one or two Annuitants, for a specified period between five and thirty years, or as determined in accordance with terms agreed upon in writing by you and us.

When you elect to receive Annuity Payments, your Contract Value will be converted into income payments and you may no longer be able to withdraw money at will from your Contract. At this time, the Accumulation Phase will end, and the death benefit will terminate.

If you elect to apply your Contract Value to Annuity Option E or F and the period certain is less than 10 years, the amount applied will be treated as a withdrawal and may be subject to a CDSC.

What are the primary features and options that the MassMutual Artistry Variable Annuity offers?

•	Accessing your money. During the Accumulation Phase, you may make a partial or full withdrawal of your Contract Value by submitting a partial withdrawal form or full withdrawal form acceptable to us in Good Order to our Service Center. You may also submit the requests by other means that we authorize, such as email, telephone or fax. Contact our Service Center for details.

All withdrawals are subject to the limitations described in the prospectus. Withdrawal rights during the Income Phase will depend on the Annuity Option selected.

In some states, if your Contract is a tax-sheltered annuity, you may be able to take a loan under your Contract.

•	Tax treatment. You may transfer Contract Value among Sub-Accounts without tax implications, and earnings (if any) on your investments are generally tax-deferred. You are generally taxed only when (1) you make a partial or full withdrawal; (2) you receive an Annuity Payment under the Contract; or (3) upon payment of the death benefit.

•	Death Benefit. A Beneficiary may receive a benefit in the event of your death prior to the Income Phase. Once the Income Phase commences, payments upon death may be available to Beneficiaries depending on the Annuity Option elected.

•	Additional Benefits and Services. We make certain additional services available under the Contract at no additional charge:

The Dollar Cost Averaging Program allows you to transfer a set amount from a Sub-Account to any other Sub-Account on a regular schedule.

The Automatic Rebalancing Program automatically rebalances your Contract Value among your selected Sub-Accounts in order to restore your allocation to the original level. Contract Value allocated to The Fixed Account cannot participate.

The Interest Sweep Option automatically transfers earnings from your Contract Value in The Fixed Account to any one Sub-Account or combination of Sub-Accounts that you select.

The Systematic Withdrawal Program allows you to set up automatic periodic withdrawals from your Contract Value. We will take any withdrawal under this Program proportionally from your Contract Value in your selected investment choices unless we are instructed otherwise.

The prospectus and Statement of Additional Information (SAI) describe all material terms and features of your Contract. Certain non-material provisions of your Contract may be different than the general description in the prospectus and the SAI, and certain riders may not be available because of legal requirements in your state. Any such state variations will be included in your Contract or in riders or endorsements attached to your Contract. See your Contract for specific variations. Also see “Appendix E – State Variations of Certain Contract Features.”

Additional Information about Fees

The following tables describe the fees and expenses you pay when buying, owning, and surrendering or making withdrawals from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from the Contract, or you transfer the Contract Value between investment choices. State Premium Taxes may also be deducted.

Transaction Expenses	Maximum	Current
Contingent Deferred Sales Charge (CDSC)(1)	8%	8%
(1)	The CDSC percentage charge is a percentage of the amount withdrawn or applied to certain Annuity Options. The CDSC percentage decreases over time in the following manner: 8% in years 1 and 2, 7% in year 3, 6% in year 4, 5% in year 5, 4% in year 6, 3% in year 7, 2% in year 8, 1% in year 9, and 0% in year 10 or later.

Transfer Fee During the Accumulation Phase	The lesser of $20 or 2% of the amount transferred.	$ 0
Loan Origination Fee	$35	$ 0

The next table describes fees and expenses you will pay each year during the time you own the Contract, not including underlying Fund fees and expenses.

Annual Contract Expenses	Maximum	Current
Administrative Expenses(1)	$60	$0
Base Contract Expenses (as a percentage of average account value)	1.50%(2)	1.18%(2)
(1)	This represents the annual contract maintenance charge.
(2)	The Base Contract Expenses represent the sum of the mortality and expense risk charge and the administrative charge. The current mortality and expense risk charge is 1.03% annually and the current administrative charge is 0.15% annually. The maximum mortality and expense risk charge is 1.25% annually and the maximum administrative charge is 0.25% annually. These charges are a percentage of average account value in the Separate Account on an annualized basis.

The next item shows the minimum and maximum operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. A complete list of Funds available under the Contract, including their annual expenses, may be found in Appendix A.

Annual Fund Operating Expenses

Charge	Minimum	Maximum
Range of annual Fund operating expenses (including management fees, distribution and/or service (12b-1) fees and other expenses).(1)	0.43%	1.93%
(1)	The Fund expenses used to prepare this item were provided to us by the Funds. We have not independently verified such information provided to us by Funds that are not affiliated with us.

The information above describes the fees and expenses you pay related to the Contract. For information on compensation we may receive from the Funds and their advisers and sub-advisers, see “General Information about C.M. Life Insurance Company, the Separate Account and the Investment Choices – Compensation We Receive from Funds, Advisers and Sub-Advisers.” For information on compensation we pay to broker-dealers selling the Contract, see “Distribution.”

Examples

These examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, annual Contract fees, and Fund fees and expenses. The Examples assume that no loan has been taken.

Example I assumes that you withdraw all your Contract Value at the end of each year shown.

Example II assumes you do not withdraw any Contract Value at the end of each year shown, or that you decide to begin the Income Phase at the end of each year shown and we do not deduct a Contingent Deferred Sales Charge. (Currently the Income Phase is not available until 30 days after you purchase your Contract.)

Both Example I and Example II assume:

•	that you invest $100,000 in the Contract for the time periods indicated,

•	that you allocate it to a Sub-Account that has a 5% gross return each year,

•	that either the current or maximum fees and expenses in the “Additional Information About Fees” tables apply, and

•	that you selected one of two Sub-Accounts:

∘	the one that invests in the Fund with the maximum operating expenses; or

∘	the one that invests in the Fund with the minimum operating expenses.

Examples Using Maximum Expenses

Based on the above assumptions, your costs would be as shown in the following table. Your actual costs may be higher or lower.

	Example I				Example II
Years	1	3	5	10	1	3	5	10
Sub-Account with maximum operating expenses	$ 10,811	$ 17,230	$ 22,843	$ 37,370	$ 3,490	$ 10,629	$ 17,985	$ 37,370
Sub-Account with minimum operating expenses	$ 9,431	$ 13,060	$ 15,804	$ 22,824	$ 1,990	$ 6,151	$ 10,567	$ 22,824

Examples Using Current Expenses

Based on the above assumptions, your costs would be as shown in the following table. Your actual costs may be higher or lower.

	Example I				Example II
Years	1	3	5	10	1	3	5	10
Sub-Account with maximum operating expenses	$ 10,461	$ 16,185	$ 21,101	$ 33,883	$ 3,110	$ 9,507	$ 16,149	$ 33,883
Sub-Account with minimum operating expenses	$ 9,081	$ 11,984	$ 13,950	$ 18,792	$ 1,610	$ 4,996	$ 8,615	$ 18,792

The examples using current expenses do not reflect an annual contract maintenance charge. The examples using maximum expenses reflect the annual contract maintenance charge of $60 as an annual charge of 0.17%.

The examples do not reflect any Premium Taxes. However, Premium Taxes may apply.

The examples should not be considered a representation of past or future expenses. Your actual expenses may be higher or lower than those shown in the examples. The assumed 5% annual rate of return is hypothetical. Actual returns may be greater or less than the assumed hypothetical return.

Principal Risks of Investing in the Contract

There are risks associated with investing in the Contract. You can lose money in a variable annuity, including potential loss of your original investment. The value of your investment and any returns will depend on the performance of the Funds you select. Each Fund may have its own unique risks. You bear the risk of any decline in your Contract Value resulting from the poor performance of the Funds you have selected.

Variable annuities are not a short-term investment vehicle. The CDSC may apply for a number of years, so the Contract should only be purchased for the long-term. Under some circumstances, you may receive less than the sum of your Purchase Payments. In addition, full or partial withdrawals will be subject to income tax to the extent that they consist of earnings and may be subject to a 10% additional income tax if taken before age 59½. Accordingly, you should carefully consider your income and liquidity needs before purchasing a Contract. Additional information about these risks appear in “Important Information You Should Consider About the MassMutual Artistry Variable Annuity Contract,” “Withdrawals,” and “Taxes.”

Investment Risk. You bear the risk of any decline in the Contract Value caused by the performance of the Funds held by the Sub-Accounts. Those Funds could decline in value very significantly, and there is a risk of loss of your entire amount invested. The risk of loss varies with each Fund. The investment risks are described in the prospectuses for the Funds.

Insurance Company Insolvency. It is possible that we could experience financial difficulty in the future and even become insolvent, and therefore unable to provide all of the guarantees and benefits that we promise that exceed the value of the assets in the Separate Account. Similarly, our experiencing financial difficulty could interfere with our ability to fulfill our obligations under the Fixed Account.

Tax Consequences. Withdrawals are generally taxable to the extent of any earnings in the Contract, and prior to age 59½ an additional income tax may apply to the taxable portion of the withdrawal. In addition, even if the Contract is held for years before any withdrawal is made, earnings are taxable as ordinary income rather than capital gains. Earnings for this purpose consist of Contract Value in excess of your after-tax investment in the Contract.

Cybersecurity and Certain Business Continuity Risks.  The Company relies on its parent, MassMutual, for various operating and administrative services including computer systems. MassMutual’s operations support complex transactions and are highly dependent on the proper functioning of information technology and communication systems. Any failure of or gap in the systems and processes necessary to support complex transactions and avoid systems failure, fraud, information security failures, processing errors, cyber intrusion, loss of data and breaches of regulation may lead to a materially adverse effect on our results of operations and corporate reputation. In addition, MassMutual must commit significant resources to maintain and enhance its existing systems in order to keep pace with applicable regulatory requirements, industry standards and customer preferences. If MassMutual fails to maintain secure and well-functioning information systems, we may not be able to rely on information for product pricing, compliance obligations, risk management and underwriting decisions. In addition, MassMutual cannot assure investors or consumers that interruptions, failures or breaches in security of these processes and systems will not occur, or if they do occur, that they can be timely detected and remediated. The occurrence of any of these events may have a materially adverse effect on our businesses, results of operations and financial condition.

For additional detail regarding cybersecurity and related risks, please see “Other Information – Computer System, Cybersecurity, and Service Disruption Risks” in this prospectus.

General Information about C.M. Life Insurance Company,
the Separate Account and the Investment Choices

The Company

C.M. Life Insurance Company (C.M. Life) is a wholly owned stock life insurance subsidiary of Massachusetts Mutual Life Insurance Company (MassMutual). C.M. Life provides life insurance and annuities to individuals and group life insurance to institutions. MassMutual and its domestic life insurance subsidiaries provide individual and group life insurance, disability insurance, individual and group annuities and guaranteed interest contracts to individual and institutional customers in all 50 states of the U.S., the District of Columbia and Puerto Rico. Products and services are offered primarily through MassMutual’s distribution channels: MassMutual Financial Advisors, MassMutual Strategic Distributors, Digital Distribution, Institutional Solutions and Worksite.

MassMutual is organized as a mutual life insurance company. MassMutual’s home office is located at 1295 State Street, Springfield, Massachusetts 01111-0001. C.M. Life’s home office is located at  200 Great Pond Drive, Suite 150, Windsor, Connecticut 06095.

Financial Condition of the Company

We use General Account assets for many purposes, including to pay death benefits, Annuity Payments, withdrawals and transfers from fixed account investment choices and to pay amounts we provide to you through any elected additional feature that are in excess of your Contract Value allocated to the Separate Account. Any amounts that we may be obligated to pay under the Contract in excess of Contract Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. The assets of the Separate Account, however, are also available to cover the liabilities of our General Account, but only to the extent they exceed our liabilities under the Contract and other contracts we issue that are funded by the Separate Account.

We issue other types of insurance policies and financial products as well, and we pay our obligations under those products from our assets in the General Account.

As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet the contractual obligations of our General Account to our insurance policies and financial products. We monitor our reserves so that we hold sufficient amounts to cover actual or expected contract and claims payments. In addition, we hedge our investments in our General Account and may require that purchasers of certain of our variable insurance products allocate Purchase Payments and Contract Value according to specified investment requirements. Even with these safeguards in place, there are risks to purchasing any insurance product and there is no guarantee that we will always be able to meet our claims-paying obligations.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion if the insurer suffers a financial setback because of the inherent risks in the insurer’s operations. These risks include losses that we may incur as the result of defaults on the payment of interest or principal on our General Account assets – e.g., bonds, mortgages, general real estate investments, and stocks – as well as the loss in market value of these investments.

We continue to evaluate our investment portfolio to mitigate market risk and actively manage the investment in that portfolio.

The C.M. Life financial information in the SAI includes a more detailed discussion of the risks inherent in our General Account assets. We encourage both existing and prospective Contract Owners to read and understand our financial statements.

The Separate Account

We established C.M. Life Multi-Account A (Separate Account) as a separate account under Connecticut law on August 3, 1994. The Separate Account is registered with the SEC as a unit investment trust under the 1940 Act.

The Separate Account holds the assets that underlie the Contracts (and certain other contracts that we issue), except any assets allocated to our General Account. We keep the Separate Account assets separate from the assets of our General Account and other Separate Accounts. The Separate Account is divided into Sub-Accounts, each of which invests exclusively in a single Fund.

We own the assets of the Separate Account. We credit gains to, or charge losses against, the Separate Account, whether or not realized, without regard to the performance of other investment accounts. The Separate Account’s assets may not be used to pay any of our liabilities other than those arising from the Contracts (or other contracts that we issue and that are funded by the Separate Account). If the Separate Account’s assets exceed the required reserves and other liabilities, we may transfer the excess to our General Account.

The obligations of the Separate Account are not our generalized obligations and will be satisfied solely by the assets of the Separate Account. We are obligated to pay all amounts promised to investors under the Contract.

The Fixed Account

In most states, we offer one fixed account as an investment choice within our General Account.

Purchase Payments allocated to The Fixed Account and transfers to The Fixed Account become part of our General Account which supports insurance and annuity obligations. The General Account has not been registered under the Securities Act of 1933 (1933 Act) nor is the General Account registered under the 1940 Act because of exemptive and exclusionary provisions. Accordingly, neither the General Account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. Disclosures regarding The Fixed Account or the General Account, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in this prospectus.

You may allocate Purchase Payments to The Fixed Account. You can also make transfers of your Contract Value into The Fixed Account. You do not participate in the investment performance of the assets in The Fixed Account. Instead, we credit your Contract with interest at a specified rate that we declare in advance. We will credit an interest rate at a rate not less than the minimum allowed by state law at the time we issue your Contract. We reserve the right to change the guaranteed minimum interest rate for newly issued Contracts, subject to applicable state law.

The Funds

Information about each Fund, including its name, type or investment objective, investment adviser(s), expenses and performance is available in an appendix to this Prospectus. See “Appendix A – Funds Available Under the Contract.” There is no assurance that any of the Funds will achieve their stated objectives.

These Funds are only available to insurance company separate accounts and qualified retirement plans, are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names and investment goals and policies that are sold directly to the public. While a Fund may have many similarities to these other publicly available mutual funds, you should not expect the investment results of the Fund to be the same as the investment results of those publicly available mutual funds. We do not guarantee or make any representation that the investment results of the Funds will be comparable to the investment results of any other mutual fund, even a mutual fund with the same investment adviser or manager.

The prospectus for each Fund contains more detailed information about the Fund. You may obtain copies of the Fund prospectuses by contacting our Service Center. If you received a summary prospectus for a Fund, please follow the directions on the first page of the summary prospectus to obtain a copy of the full Fund prospectus.

Addition, Removal, Closure or Substitution of Funds

We have the right to change the Funds offered through the Contract, but only as permitted by law. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Changes may only impact certain Contract Owners. Examples of possible changes include: adding new Funds or fund classes; removing existing Funds or fund classes; closing existing Funds or fund classes; or substituting a Fund with a different Fund. New or substitute Funds may have different fees and expenses. We will not add, remove, close or substitute any shares attributable to your interest in a Sub-Account without notice to you and prior approval of the SEC, to the extent required by applicable law. We reserve the right to transfer Separate Account assets to another separate account that we determine to be associated with the class of contracts to which your Contract belongs.

Conflicts of Interest

The Funds available with the Contract may also be available to registered separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to the Separate Account and other separate accounts of C.M. Life. Although we do not anticipate any disadvantages to this, it is possible that a material conflict may arise between the interests of the Separate Account and one or more of the other separate accounts participating in the Funds. A conflict may occur, for example, as a result of a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of the owners and payees and those of other insurance companies, or some other reason. In the event of a conflict of interest, we will take steps necessary to protect owners and payees, including withdrawing the Separate Account from participation in the Funds involved in the conflict or substituting shares of other funds.

We do not recommend or endorse any particular Fund, and we do not provide investment advice. You are responsible for choosing the Funds, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Because many Funds have similar names, be sure to state or write the full name of the Sub-Account when providing your allocation instructions to ensure that your allocation instructions are in Good Order. You bear the risk of any decline in your Contract Value resulting from the performance of the Funds that you choose.

Selection of Funds

When we select the Funds offered through the Contract, we consider various factors, including, but not limited to, asset class coverage, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capabilities and qualifications of each investment firm. We may also consider whether the Fund, its service providers (e.g., the investment adviser or sub-advisers), or its affiliates will make payments to us or our affiliates in connection with certain administrative, marketing, and support services, or whether affiliates of the Fund can provide marketing and distribution support for sales of the Contracts. (For additional information on these arrangements, see the section below entitled “Compensation We Receive from Funds, Advisers and Sub-Advisers.”) We review the Funds periodically and may remove a Fund or limit its availability to new Purchase Payments and/or transfers of Contract Value if we determine that a Fund no longer satisfies one or more of the selection criteria, and/or if the Fund has not attracted significant allocation from Contract Owners.

Compensation We Receive from Funds, Advisers and Sub-Advisers

Compensation We Receive from Advisers and Sub-Advisers

We and certain of our insurance affiliates receive compensation from the advisers and sub-advisers to some of the Funds. We may use this compensation to pay expenses that we incur in promoting, issuing, distributing and administering the Contract and in providing services on behalf of the Funds in our role as intermediary to the Funds. The amount of this compensation is determined by multiplying a specified annual percentage rate by the average net assets held in that Fund that are attributable to the variable annuity and variable life insurance products issued by us and certain of our insurance affiliates that offer the particular Fund. These percentage rates differ, but currently do not exceed 0.25%.

Some advisers and sub-advisers pay us more than others; some do not pay us any such compensation.

The compensation may not be reflected in a Fund’s expenses because this compensation may not be paid directly out of a Fund’s assets. These payments also may be derived, in whole or in part, from the advisory fee deducted from Fund assets. Contract Owners, through their indirect investment in the Funds, bear the costs of these advisory fees (see the Funds’ prospectuses for more information).

In addition, we may receive fixed dollar payments from the advisers and sub-advisers to certain funds so that the adviser and sub-adviser can participate in sales meetings conducted by us. Attending such meetings provides advisers and sub-advisers with opportunities to discuss and promote their funds. For a list of the Funds whose advisers and sub-advisers currently pay such compensation, visit www.MassMutual.com/legal/compensation-arrangements or call our Service Center.

Compensation We Receive from Funds

We and certain of our affiliates also receive compensation from certain Funds pursuant to Rule 12b-1 under the 1940 Act. This compensation is paid out of the Fund’s assets and may be as much as 0.25% of the average net assets of an underlying Fund which are attributable to variable contracts issued by certain of our insurance affiliates. An investment in a Fund with a 12b-1 fee will increase the cost of your investment in the Contract.

Voting Rights

We are the legal owner of the Fund shares. When a Fund solicits proxies in conjunction with a vote of shareholders, we are required to obtain, from you and other Contract Owners, instructions as to how to vote those shares.

When we receive those instructions, we will vote all the shares for which we do not receive voting instructions in proportion to those instructions. This will also include any shares that we own on our own behalf. This may result in a small number of Contract Owners controlling the outcome of a vote. If we determine that we are no longer required to vote shares in accordance with Contract Owner instructions, we will vote the shares in our own right.

During the Accumulation Phase, we determine the number of shares you may vote by dividing your Contract Value in each Fund by $100, including fractional shares. You do not have any voting rights during the Annuity Phase.

We may, when required by state insurance regulatory authorities, disregard voting instructions, if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment objective of a Fund or to approve or disapprove an investment advisory contract for the Fund. In addition, we may disregard voting instructions that would require a change in the investment policy or investment adviser of one or more of the available Funds. Our disapproval of such change must be reasonable and based on a good faith determination that the change would be contrary to state law or otherwise inappropriate, considering the Fund’s objectives and purpose. If we disregard Contract Owner voting instructions, we will advise Contract Owners of our action and the reasons for such action.

Charges and Deductions

This section describes the charges and deductions we make under the Contract to compensate us for the services and benefits we provide, costs and expenses we incur and risks we assume. We may profit from the charges deducted and we may use any such profits for any purpose, including payment of marketing and distribution expenses. These charges and deductions reduce the return on your investment in the Contract.

Insurance Charges

Each Business Day we deduct our insurance charges from the assets of the Separate Account. This charge is calculated based on a percentage of the daily value of the assets invested in each Fund, after Fund expenses are deducted. We do this as part of our calculation of the value of the Accumulation Units and the annuity units. The insurance charge has two parts:

•	the mortality and expense risk charge; and

•	the administrative charge.

Mortality and Expense Risk Charge

The mortality and expense risk is for:

•	the mortality risk associated with the insurance benefits provided, including our obligation to make Annuity Payments after the Annuity Date regardless of how long all Annuitants live, the death benefits, and the guarantee of rates used to determine your Annuity Payments during the Income Phase; and

•	the expense risk that the current charges will be insufficient to cover the actual cost of administering the Contract.

We may increase the mortality and expense risk charge at any time while you own the Contract, but the charge will never exceed 1.25%.

Mortality and Expense Risk Charge
When Charge is Deducted	Current (annual rate)	Maximum (annual rate)
Daily as a percentage of the daily value of the assets invested in each Sub-Account	1.03%	1.25%

For all Contracts, if the amount of the charge is more than sufficient to cover the mortality and expense risk, we will make a profit on the charge. We may use this profit for any purpose, including the payment of marketing and distribution expenses for the Contract. If the mortality and expense risk charge is not sufficient cover the mortality and expense risk, we will bear the loss. If this is the case, we may raise the mortality and expense risk charge in order to restore profitability. In no case will we raise the charge above the maximum amount.

Administrative Charge

This charge reimburses us for the expenses associated with the administration of the Contract and the Separate Account. Some of these expenses are: preparation of the Contract, confirmations, annual reports and statements, maintenance of Contract records, personnel costs, legal and accounting fees, filing fees, and computer and systems costs.

Administrative Charge
When Charge is Deducted	Current (annual rate)	Maximum (annual rate)
Daily as a percentage of the daily value of the assets invested in each Sub-Account	0.15%	0.25%

Annual Contract Maintenance Charge

Currently, we do not deduct an annual contract maintenance charge from your Contract. However, we reserve the right to deduct an amount not to exceed $60 from your Contract at the end of each Contract Year as an annual contract maintenance charge should it become necessary for us to seek reimbursement for expenses relating to the issuance and maintenance of the Contract.

Transfer Fee

Currently, you can make an unlimited number of transfers every calendar year during the Accumulation Phase without charge. During the Income Phase, we allow six transfers each calendar year, and they are not currently subject to a transfer fee.

However, the Company reserves the right to charge $20 per transfer or 2% of the amount that is transferred, whichever is less, for each transfer allowed in a calendar year as provided by the Contract. The Company will exercise this right if a significant increase in transfer activity by Contract Owners leads to an increase in costs to administer the Contract.

Transfer Fee
	When Charge is Deducted	Current (annual rate)	Maximum (annual rate)
During the Accumulation Phase Only	Upon each transfer	$0	$20 per transfer or 2% of the amount that is transferred, whichever is less.

Contingent Deferred Sales Charge (CDSC)

We do not deduct a sales charge when we receive a Purchase Payment. However, we may assess a CDSC for withdrawals that exceed the free withdrawal amount. Additionally, in most states, we may assess a Contingent Deferred Sales Charge on amounts applied to Annuity Option E or F.  See “Appendix E – State Variations of Certain Contract Features.”  We use this charge to cover certain expenses relating to the sale of the Contract.

If we assess a CDSC, we will deduct it from the amount you withdraw or apply to Annuity Option E or F.

The amount of the charge depends on:

•	the amount you withdraw or apply to Annuity Option E or F; and

•	the length of time between when we issued your Contract and when you make a withdrawal or apply your Contract Value to Annuity Option E or F.

The Contingent Deferred Sales Charge is as follows:

CDSC
Contract Year of Withdrawal or Annuity Date	Charge
1	8%
2	8%
3	7%
4	6%
5	5%
6	4%
7	3%
8	2%
9	1%
10 and later	0%

The CDSC  may vary in some states.  See “Appendix E – State Variations of Certain Contract Features.”

See ‘‘Appendix C – Contingent Deferred Sales Charge (CDSC) Example.’’

In addition to the free withdrawals described later in this section, we will not impose a CDSC under the following circumstances.

•	Upon payment of the death benefit.

•	On amounts withdrawn as RMDs, to the extent they exceed the free withdrawal amount. In order to qualify for this exception, the annual RMD must be calculated by us, based solely on the fair market value of the Contract. If you choose to take withdrawals from the Contract to satisfy your RMDs for other qualified assets, a CDSC may apply.

•	Upon application of the Contract Value to any Single Life or Joint and Survivor Life Annuity Option, or to a Period Certain Annuity under Annuity Option E of at least ten years.

•	If you redeem excess contributions from a plan qualifying for special income tax treatment. These types of plans are referred to as qualified plans, including Individual Retirement Annuities (IRAs). We look to the Internal Revenue Code for the definition and description of excess contributions.

•	Under a replacement program offered by us, when the Contract is exchanged for another variable annuity contract issued by us or one of our affiliated insurance companies, of the type and class which we determine is eligible for such an exchange. A CDSC may apply to the contract received in the exchange. A reduced CDSC schedule may apply under the Contract if another variable annuity contract issued by us or one of our affiliated insurance companies is exchanged for the Contract. Exchange programs may not be available in all states. We have the right to modify, suspend or terminate any exchange program any time without prior notification. If you want more information about our current exchange programs, contact your registered representative or us at our Service Center.

•	If you are eligible for waiver of the CDSC due to your election of the Terminal Illness Benefit described in “Additional Benefits.”

•	If you apply your entire Contract Value to purchase a single premium immediate life annuity or a fixed deferred annuity issued by us or one of our affiliates, subject to certain restrictions.

•	On any withdrawals made or amounts applied to an Annuity Option when you reach the latest permitted Annuity Date for your Contract.

Free Withdrawals

In your first Contract Year, you may withdraw, without incurring a Contingent Deferred Sales Charge, up to 10% of your Contract Value as of the beginning of the Contract Year reduced by any free withdrawal(s) you previously took during the Contract Year. Beginning in your second Contract Year, you may withdraw up to 10% of your Contract Value as of the end of the previous Contract Year reduced by any free withdrawal amount previously taken during the Contract Year. You may take the 10% free withdrawal amount in multiple withdrawals each Contract Year.

Any unused free withdrawal amount(s) during any particular Contract Year may not be carried over to any succeeding Contract Year.

See ‘‘Appendix B – Free Withdrawal Amount Examples.’’

Premium Taxes

Some states and other governmental entities charge Premium Taxes or similar taxes. We are responsible for the payment of these taxes and will make a deduction for them from your Contract Value, or we may adjust the annuity rates for Premium Tax assessed. Some of these taxes are due when your Contract is issued, others are due when Annuity Payments begin. Currently we do not charge you for these taxes until you begin receiving Annuity Payments or you make a total withdrawal. We may discontinue this practice and assess the charge when the tax is due. Premium Taxes generally range from 0% to 3.5%, depending on the state.

Income Taxes

We will deduct from the Contract any income taxes which we incur because of the operation of the Separate Account. At the present time, we are not making any such deductions. We will deduct any withholding taxes required by law.

Fund Expenses

The Separate Account purchases shares of the Funds at net asset value. The net asset value of each Fund reflects investment management fees and other expenses already deducted from the assets of the Fund. In addition, one or more of the Funds available as an investment choice may pay a distribution fee out of the Fund’s assets to us known as a 12b-1 fee. Any investment in one or more of the Funds with a 12b-1 fee will increase the cost of your investment in the Contract. Please refer to the Fund prospectuses for more information regarding these expenses.

Ownership

Contract Owner

In this prospectus, ‘‘you’’ and ‘‘your’’ refer to the Contract Owner. The Contract Owner is named at the time you apply for a Contract. The Contract Owner must be an individual unless the Contract is issued under IRC Section 457(b), in which case the Contract Owner must be a non-natural entity. We will not issue a Contract to you if you have passed Age 85 as of the date we proposed to issue the Contract. The maximum issue Age for the Contract and certain of its riders may be reduced in connection with the offer of the Contract through certain broker-dealers. You should discuss this with your registered representative.

As the Contract Owner of the Contract, you exercise all rights under the Contract. The Contract Owner names the Beneficiary.

If you purchased the Contract as a tax-qualified Contract, your rights in the Contract may be subject to restrictions under the plan documents.

Contracts under qualified plans, including section 457 deferred compensation plans, generally must be held by the plan sponsor or plan trustee. Except for TSAs  and Individual Retirement Annuities (IRAs), an individual cannot be the Contract Owner under a Contract held to fund a qualified plan. Therefore, the individuals covered by the qualified plan have no ownership rights.

Annuitant

The Annuitant is the person on whose life we base Annuity Payments. You designate the Annuitant at the time of application. We will not issue a Contract to you if the proposed Annuitant has passed Age 85 as of the date we proposed to issue the Contract. In order for the Contract to qualify as a tax-sheltered annuity or an individual retirement annuity, you must be named as Contract Owner and Annuitant. We will use the Age of the Annuitant to determine all applicable benefits under a Contract owned by a non-natural person.

Beneficiary

The Beneficiary is the person(s) or entity(ies) you name to receive any death benefit. You name the Beneficiary at the time of application. You may change the Beneficiary at any time before you die. To change an irrevocable Beneficiary, we must receive written authorization on our form in Good Order at our Service Center from the irrevocable Beneficiary.

If you are married and your Contract is issued under an ERISA plan, your ability to name a primary Beneficiary other than your spouse is restricted.

Beneficiary IRA

Beneficiary, Inherited, Legacy or “Stretch” IRAs are all terms used to describe an IRA that is used exclusively to distribute death proceeds of an IRA or other qualified investment to the beneficiary over that beneficiary’s life expectancy in order to meet the Required Minimum Distribution (RMD) rules. Upon the contract owner’s death under an IRA or other qualified contract, an “Eligible Designated Beneficiary” may generally establish a Beneficiary IRA by either purchasing a new annuity contract or, in some circumstances, by electing the Beneficiary IRA payout option under the current contract. Until withdrawn, amounts in a Beneficiary IRA continue to be tax-deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the RMD rules, are subject to tax.

If the contract owner died on or before December 31, 2019 (on or before December 31, 2021 for participants of a governmental plan or a plan maintained pursuant to a collective bargaining agreement), an individual designated beneficiary, and certain trusts as beneficiary, are treated as Eligible Designated Beneficiaries, and can elect to take distributions over their life expectancy (life expectancy of the oldest trust beneficiary).

However, if the contract owner dies on or after January 1, 2020 (on or after January 1, 2022 for participants of a governmental plan or a plan maintained pursuant to a collective bargaining agreement), only certain designated beneficiaries are treated as Eligible Designated Beneficiaries, and we will only offer the Beneficiary IRA payout option to a designated beneficiary who either (1) is the surviving spouse of the deceased qualified plan participant or IRA owner or, (2) is not more than 10 years younger than the deceased qualified plan participant or IRA owner. In the future, we may allow additional classes of Eligible Designated Beneficiaries to elect the Beneficiary IRA payout option. See “Death Benefit – Beneficiary IRA Election.”

Purchasing a Contract

We no longer sell the MassMutual Artistry variable annuity Contract. However, we do continue to administer existing Contracts, and you may continue making additional Purchase Payments to your Contract, subject to the limits described in this section.

Purchase Payments

The minimum amount we accepted for an initial Purchase Payment was:

•	$200 by the first Contract Anniversary, for a Contract purchased with salary reduction payments; or

•	$2,000 for a Contract purchased through a direct asset transfer from another financial institution or one of our affiliates or through non-salary reduction payments.

You can make additional Purchase Payments by sending payments to one of our purchase payment processing centers:

•	by check that clearly indicates your name and Contract number mailed to:

First Class Mail MassMutual Artistry Annuity Payment Services PO Box 74908 Chicago, IL 60675-4908	Overnight Mail* Received before May 20, 2023 MassMutual Artistry Annuity Payment Services 350 North Orleans Street Receipt & Dispatch, 8th Floor Suite 4908 Chicago, IL 60654	or	Overnight Mail Received on or after May 20, 2023 MassMutual Artistry Annuity Payment Services 5450 N. Cumberland Ave. Suite 100 Lockbox 74908 Chicago, IL 60656

•	by wire transfer to:

JP Morgan Chase Bank New York, New York ABA #021000021 C.M. Life Insurance Company Account #323956297 Reference: Annuity Contract #, Name: (Your Name)

*Overnight mail received at this address on or after May 20, 2023 will be returned to sender.

You may also send Purchase Payments to our Service Center.

Additional Purchase Payments of less than $25 are subject to our approval.

For Contracts issued on or after May 1, 2010, the maximum total Purchase Payments we will allow without home office approval is $1.5 million.

For Contracts issued prior to May 1, 2010, the maximum total Purchase Payments we will allow without home office approval is based on your Age when we issued the Contract. The maximum amount is:

•	$1.5 million up to Age 75; or

•	$500,000 if older than Age 75.

For Contracts issued in New Jersey, the maximum amount of cumulative Purchase Payments we accept without our prior approval is $1.5 million.

If the Contract Owner is not a natural person, these Purchase Payment limits will apply to the Annuitant’s Age.

Age is as of the nearest birthday. For example, Age 80 is generally the period of time between age 79 years, 6 months and 1 day and age 80 and 6 months. See ‘‘Age.’’

We have the right to reject any application or Purchase Payment.

Allocation of Purchase Payments

When you purchased your Contract, we allocated your Purchase Payment among the investment choices according to the allocation instructions you provided. If you make additional Purchase Payments, we will allocate them based on your current allocation instructions, unless you request a different allocation by sending us a Written Request. Unless we are instructed otherwise, we will apply Purchase Payments made by your employer in accordance with your Purchase Payment allocation instructions in effect at the time we receive your employer’s Purchase Payment.

Any allocations to The Fixed Account or the Sub-Accounts that invest in the Funds that you have selected must be in whole percentages and must total 100%.

Currently, there is no limit to the number of investment choices that you may invest in at any one time. However, we reserve the right to limit the number of investment choices that you may invest in to a maximum of 18 investment choices (including The Fixed Account) at any one time in the event administrative burdens require such a limitation.

If you add more money to your Contract by making additional Purchase Payments, we will credit these amounts to your Contract on the Business Day we receive them and all necessary information in Good Order at our Service Center or lockbox. If we receive your Purchase Payment at our Service Center or lockbox on a Non-Business Day or after the Business Day closes, we will credit the amount to your Contract effective the next Business Day. Our Business Day closes when the New York Stock Exchange (NYSE) closes, usually 4:00 p.m. Eastern Time.

Contract Value

Your Contract Value is the sum of your value in the Sub-Accounts and The Fixed Account.

The value of your investments in the Separate Account will vary depending on the investment performance of the Funds you choose. In order to keep track of your Contract Value in the Separate Account, we use a unit of measure called an Accumulation Unit.

During the Income Phase of your Contract, we call the unit an annuity unit if a variable Annuity Option is elected.

Accumulation Units

During the Accumulation Phase, Accumulation Units shall be used to account for all amounts allocated to or withdrawn from the Sub-Accounts as a result of Purchase Payments, withdrawals, transfers, or fees and charges. The Company will determine the number of Accumulation Units of a Sub-Account purchased or sold. This will be done by dividing the amount allocated to (or the amount withdrawn from) the Sub-Account by the dollar value of one Accumulation Unit of the Sub-Account as of the end of the Business Day during which the transaction is received in Good Order at our Service Center.

The Accumulation Unit value for each Sub-Account was arbitrarily set initially at $10. Subsequent Accumulation Unit values for each Sub-Account are determined for each day in which the New York Stock Exchange is open for business (Business Day) by multiplying the Accumulation Unit value for the immediately preceding Business Day by the net investment factor for the Sub-Account for the current Business Day.

The net investment factor for each Sub-Account is determined by dividing A by B and subtracting C where:

A is (i) the net asset value per share of the funding vehicle or portfolio of a funding vehicle held by the Sub-Account for the current Business Day; plus (ii) any dividend per share declared on behalf of such funding vehicle or portfolio of a funding vehicle that has an ex-dividend date within the current Business Day; less (iii) the cumulative charge or credit for taxes reserved which is determined by the Company to have resulted from the operation or maintenance of the Sub-Account.

B is the net asset value per share of the funding vehicle or portfolio held by the Sub-Account for the immediately preceding Business Day, minus the cumulative charge or credit for taxes reserved which is determined by C.M. Life to have resulted from the operation or maintenance of the Sub-Account as of the immediately preceding Business Day.

C is the cumulative charge since the immediately preceding Business Day for the insurance charges.

The Accumulation Unit value may increase or decrease from Business Day to Business Day.

Example:

On Monday we receive an additional Purchase Payment of $5,000 from you. You have told us you want this to go to the MML Managed Bond Sub-Account. When the NYSE closes on that Monday, we determine that the value of an Accumulation Unit for the MML Managed Bond Sub-Account is $13.90. We then divide $5,000 by $13.90 and credit your Contract on Monday night with 359.71 Accumulation Units for the MML Managed Bond Sub-Account.

Right to Cancel Your Contract

You have a right to examine your Contract (sometimes referred to as a free look period). If you change your mind about owning your Contract, you can cancel it within ten calendar days after receiving it. However, this time period may vary by state. When you cancel the Contract within this time period, we will not assess a CDSC. Unless your state has other requirements, you will receive back your Contract Value as of the Business Day we receive your Contract and your Written Request in Good Order at our Service Center, and your Contract will be terminated.

Sending Requests in Good Order

From time to time you may want to submit a request for transfer among investment choices, a withdrawal, a change of Beneficiary, or some other action. We can only act upon your request if we receive it in ‘‘Good Order.’’ Generally, your request must include the information and/or documentation we need to complete the action without using our own discretion to carry it out. Additionally, some actions may require that you submit your request on our form. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time. To help protect against unauthorized or fraudulent telephone instructions, we will use reasonable procedures to confirm that telephone instructions given to us are genuine. We may record all telephone instructions.

In addition to Written Requests, we may allow requests to our Service Center:

•	by fax at (866) 329-4272,

•	by email at ANNfax@MassMutual.com,

•	by telephone at (800) 272-2216, or

•	by internet at www.MassMutual.com.

Fax, telephone, email, or internet transactions may not always be available. Fax, telephone, email, and computer systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. We may make these additional methods available at our discretion. They may be suspended or discontinued at any time without notice. Not all transaction types can be requested by fax, telephone, email, or the internet.

Transfers and Transfer Programs

General Overview

Generally, you can transfer all or part of your Contract Value among investment choices. However, there are restrictions that are detailed later in this section. You can make transfers by Written Request, email, telephone, fax, or other authorized means. You must clearly indicate the amount and investment choices from and to which you wish to transfer.

We reserve the right, at any time and without prior notice to any party, to terminate, suspend, or modify the transfer provisions of this Contract.

Your registered representative may provide us with instructions on your behalf involving Fund transfers subject to our rules and requirements, including the restrictions on frequent trading and market timing activities.

Your transfer is effective at the Close of Business on the Business Day we receive your Written Request, in Good Order, at our Service Center. If we receive your transfer request at our Service Center in Good Order on a Non-Business Day or after the Close of Business, your transfer request will be effective on the next Business Day.

Transfers During the Accumulation Phase

You may transfer all or part of your Contract Value allocated to a Sub-Account or The Fixed Account. You can make a transfer to or from any Sub-Account and to or from The Fixed Account. During the Accumulation Phase, we do not assess a transfer fee. However, we reserve the right to charge $20 or 2% of the amount that is transferred, whichever is less, for each transfer allowed in a calendar year as provided by the Contract. We also reserve the right to limit the number of transfers that you can make as provided by the Contract.

The following rules apply to any transfer during the Accumulation Phase:

•	Currently, the minimum amount which you can transfer is:

∘	$100; or

∘	the entire value in a Sub-Account, if less.

We reserve the right to impose a minimum transfer amount of $500. Currently, we do not require that a minimum balance remain in a Sub-Account after a transfer. However, we reserve the right to require that $500 remain in the Sub-Account after a transfer unless you transfer your entire Contract Value in the Sub-Account. We waive these requirements if the transfer is made in connection with the Automatic Rebalancing Program.

•	You must clearly indicate the amount and investment choices from and to which you wish to transfer.

•	If your Contract Value in The Fixed Account is $500 or less at the time of your transfer, then you may transfer the entire amount out of The Fixed Account, less the amount of any outstanding Contract loan.

•	If your Contract Value in The Fixed Account is more than $500, then during any Contract Year, we limit transfers out of The Fixed Account to 30% of your Contract Value in The Fixed Account as of the end of the previous Contract Year. However, if you transfer 30% of your Contract Value in The Fixed Account for three consecutive Contract Years, your transfer in the fourth consecutive Contract Year may be for the entire amount in The Fixed Account, provided that you have not applied payments or transferred Contract Value into The Fixed Account from the time the first annual transfer was made. For purposes of this restriction, your Contract Value in The Fixed Account does not include the amount of any outstanding loan. You may not transfer Contract Value out of the loaned portion of The Fixed Account. We measure a Contract Year from the anniversary of the day we issued your Contract. Transfers out of The Fixed Account are done on a first-in, first-out basis. In other words, amounts attributed to the oldest Purchase Payments are transferred first; then amounts attributed to the next oldest Purchase Payments are transferred; and so on.

•	We consider The Fixed Account and a money market Fund to be ‘‘competing accounts.’’ Transfers between competing accounts are not allowed. For a period of 90 days following a transfer out of a competing account, no transfers may be made into the other competing account. In addition, for a period of 90 days following a transfer into a competing account, no transfers may be made out of the other competing account.

Transfers During the Income Phase

During the Income Phase, we allow six transfers each calendar year, and they are not subject to a transfer fee. However, we reserve the right to deduct a transfer fee of $20 or 2% of the amount that is transferred, whichever is less, for each transfer allowed in a calendar year as per the Contract. You cannot transfer from the General Account to a Fund, but you can transfer from one or more Funds to the General Account once a Contract Year. The minimum amount which you can transfer is $500 or your entire interest in the Fund, if less. After a transfer, the minimum amount which must remain in a Fund is $500 unless you have transferred the entire value.

Transfer Programs

For detailed rules and restrictions pertaining to these programs and instructions for electing a program, contact our Service Center.

Overview

We currently offer the following transfer programs: Dollar Cost Averaging Program, Automatic Rebalancing Program, and Interest Sweep Option.

These programs are only available during the Accumulation Phase of your Contract. You may participate only in one of these programs at any one time.

Transfers made through a transfer program are not subject to transfer fees and do not count towards any free transfers you may be permitted each year.

Dollar Cost Averaging Program

This program allows you to systematically transfer a set amount from a selected Sub-Account to any of the other Sub-Account(s). By allocating amounts on a regular schedule as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. Dollar cost averaging does not assure a profit and does not protect you against loss in declining markets. Since dollar cost averaging involves continuous investment in securities regardless of fluctuating price levels of such securities, you should consider your financial ability to continue the program through periods of fluctuating price levels.

Your Dollar Cost Averaging Program will terminate:

•	if you withdraw the total Contract Value;

•	upon payment of the death benefit;

•	if the last transfer you selected has been made;

•	if you apply your full Contract Value to an Annuity Option;

•	if there is insufficient Contract Value in the selected Sub-Account to make the transfer; or

•	if we receive from you a Written Request or a request over the telephone at our Service Center to terminate the program prior to the next transfer date.

Automatic Rebalancing Program

Over time, the performance of each Sub-Account may cause your allocation to shift from your original allocation. You can direct us to automatically rebalance your Contract Value allocated to the Sub-Accounts in order to return to your original percentage allocations by selecting our Automatic Rebalancing Program. Contract Value allocated to The Fixed Account cannot participate in the Automatic Rebalancing Program.

This program will terminate:

•	if you withdraw the total Contract Value;

•	upon payment of the death benefit;

•	if you apply your full Contract Value to an Annuity Option;

•	if we receive any unscheduled transfer request; or

•	if we receive from you a Written Request or request over the telephone at our Service Center to terminate the program prior to the next transfer date.

Interest Sweep Option

Under this program, we will automatically transfer earnings from your Contract Value in The Fixed Account to any one Fund or combination of Funds that you select. By allocating these earnings to the Funds, you can pursue further growth in the value of your Contract through more aggressive investments. However, the Interest Sweep Option does not assure a profit and does not protect against loss in declining markets.

This program will terminate:

•	if, as the result of a withdrawal, you no longer have Contract Value in the non-loaned portion of The Fixed Account;

•	if, at time of transfer, no interest is available for transfer (for example, if the interest earned is required to cover Contract related charges or has been part of a partial withdrawal);

•	if you apply your full Contract Value to an Annuity Option;

•	upon payment of the death benefit; or

•	if we receive from you a Written Request or request over the telephone at our Service Center to terminate the program prior to the next transfer date.

Limits on Frequent Trading and Market Timing Activity

The Contract and its investment choices are not designed to serve as vehicles for what we have determined to be frequent trading or market timing trading activity. We consider these activities to be abusive trading practices that can disrupt the management of a Fund in the following ways:

•	by requiring the Fund to keep more of its assets liquid rather than investing them for long-term growth, resulting in lost investment opportunity; and

•	by causing unplanned portfolio turnover.

These disruptions, in turn, can result in increased expenses and can have an adverse effect on Fund performance that could impact all Contract Owners and Beneficiaries under the Contract, including long-term Contract Owners who do not engage in these activities. Therefore, we discourage frequent trading and market timing trading activity and will not accommodate frequent transfers of Contract Value among the Funds. Organizations and individuals that intend to trade frequently and/or use market timing investment strategies should not purchase the Contract.

We have adopted policies and procedures to help us identify those individuals or entities that we determine may be engaging in frequent trading and/or market timing trading activities. We monitor trading activity to uniformly enforce those procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Our ability to detect frequent trading or market timing may be limited by operational or technological systems, as well as by our ability to predict strategies employed by Contract Owners (or those acting on their behalf) to avoid detection. Therefore, despite our efforts to prevent frequent trading and the market timing of Funds among the Sub-Accounts, there can be no assurance that we will be able to identify and curtail every instance of trading of those who trade frequently or those who employ a market timing strategy or those who act as intermediaries on behalf of such persons. Moreover, our ability to discourage and restrict frequent trading or market timing may be limited by decisions of state regulatory bodies and court orders that we cannot predict.

In addition, some of the Funds are available with variable products issued by other insurance companies. We do not know the effectiveness of the policies and procedures used by these other insurance companies to detect frequent trading and/or market timing. As a result of these factors, the Funds may reflect lower performance and higher expenses across all Contracts as a result of undetected abusive trading practices.

If we, or any investment adviser to any of the Funds available with the Contract, determine that a Contract Owner’s transfer patterns reflect frequent trading or employment of a market timing strategy, we will allow the Contract Owner to submit transfer requests by regular mail only. We will not accept other Contract Owner transfer requests if submitted by overnight mail, fax, the telephone, our website, or any other type of electronic medium. Additionally, we may reject any single trade that we determine to be abusive or harmful to the Fund. Orders for the purchase of Fund shares may be subject to acceptance by the Fund. Therefore, we reserve the right to reject, without prior notice, any Fund transfer request if the investment in the Fund is not accepted for any reason.

The Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Funds describe the Funds’ frequent trading and market timing policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. We have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Contract Owners, and to execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Contract Owners who violate the frequent trading or market timing policies established by the Fund.

Contract Owners and other persons with interests in the Contracts should be aware that the purchase and redemption orders received by the Funds generally are “omnibus” orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Funds in their ability to apply their frequent trading or market timing policies and procedures. It may also require that we restrict or prohibit further purchases or transfers as requested by a Fund on all Contracts owned by a Contract Owner whose trading activity under one variable Contract has violated a Fund’s frequent trading or market timing policy. If a Fund believes that an omnibus order reflects one or more transfer requests from Contract Owners engaged in frequent trading or market timing activity, the Fund may reject the entire omnibus order.

We will notify you in writing if we reject a transfer or if we implement a restriction due to frequent trading or the use of market timing investment strategies. If we do not accept a transfer request, no change will be made to your allocations per that request. We will then allow you to resubmit the rejected transfer by regular mail only.

Additionally, we may in the future take any of the following restrictive actions that are designed to prevent the employment of a frequent trading or market timing strategy:

•	not accept transfer instructions from a Contract Owner or other person authorized to conduct a transfer;

•	limit the number of transfer requests that can be made during a Contract Year; and

•	require the value transferred into a Fund to remain in that Fund for a particular period of time before it can be transferred out of the Fund.

We will apply any restrictive action we take uniformly to all Contract Owners we believe are employing a frequent trading or market timing strategy. These restrictive actions may not work to deter frequent trading or market timing activity.

We reserve the right to revise our procedures for detecting frequent trading and/or market timing at any time without prior notice if we determine it is necessary to do so in order to better detect frequent trading and/or market timing, to comply with state or federal regulatory requirements, or to impose different restrictions on frequent traders and/or market timers. If we modify our procedures, we will apply the new procedure uniformly to all Contract Owners.

The Income Phase

Overview

If you want to receive regular income from your annuity, you can elect to apply your Contract Value so that you can receive fixed and/or variable Annuity Payments under one of the Annuity Options described in this section. We may base Annuity Payments on the Age and sex of the Annuitant(s) under all options except Annuity Option E. We may require proof of Age and sex before Annuity Payments begin. Some states require us to use unisex rates.  See “Appendix E – State Variations of Certain Contract Features.”

If your Contract Value is less than $2,000 on the Annuity Date, we will pay you a lump sum rather than a series of Annuity Payments. If any Annuity Payment is less than $100, we reserve the right to change the payment basis to equivalent quarterly, semi-annual, or annual payments.

Electing an Annuity Option

On the Annuity Date, we must have written instructions in Good Order at our Service Center regarding your Annuity Option choice, including whether you want fixed and/or variable payments.

If on the Annuity Date we do not have your instructions, we will assume you elected Option B with ten years of payments guaranteed. We will use Contract Value in the Funds to provide a variable portion of each Annuity Payment and Contract Value in The Fixed Account, if any, to provide a fixed portion of each Annuity Payment. If your Contract is a Qualified Contract, we may default you to a different Annuity Option in order to comply with requirements applicable to qualified plans.

Annuity Payment Start Date

You can choose the day, month and year in which Annuity Payments begin; however, the day must be between the 1st and 28th day of the month. We call that date the Annuity Date. According to your Contract, your Annuity Date cannot be earlier than five years after you buy the Contract. However, we currently allow you to select an Annuity Date that is at least 30 days after you purchase your Contract.

You chose your Annuity Date when you purchased your Contract. After you purchased your Contract, you can request an earlier Annuity Date by Written Request. If you elect an Annuity Date earlier than your Latest Permitted Annuity Date, you can request that we delay your Annuity Date by Written Request or by telephone any time before or on the Annuity Date.

Latest Permitted Annuity Date

Annuity Payments must begin by the earlier of:

•	the 90th birthday of the Annuitant; or

•	the latest date permitted under state law.

Upon Written Request we will defer the Annuity Date up to the 100th birthday.

Annuity Payments

On the Annuity Date, you will begin receiving Annuity Payments under the Annuity Option that you elected. Generally, the more frequently the Annuity Payments will be made or the longer the Annuity Phase will last, the lower the amount of the Annuity Payments will be.

Fixed Annuity Payments

If you choose fixed payments, the payment amount will not vary. The amount of your Annuity Payments will depend upon the following:

•	the value of your Contract on the Annuity Date;

•	the Annuity Option you elect;

•	the Age and sex of the Annuitant or joint Annuitants, if applicable;

•	the minimum guaranteed payout rates associated with your Contract;

•	the deduction of a Contingent Deferred Sales Charge (may be deducted under Annuity Options E and F only); and

•	the deduction of Premium Taxes, if applicable.

If the single premium immediate annuity rates offered by MassMutual on the Annuity Date are more favorable than the minimum guaranteed rates listed in your Contract, those rates will be used.

Variable Annuity Payments

If you choose variable payments, the payment amount will vary with the investment performance of the Funds you elect. The first payment amount will depend on the following:

•	the value of your Contract on the Annuity Date;

•	the Annuity Option you elect;

•	the Age and sex of the Annuitant or joint Annuitants, if applicable;

•	the minimum guaranteed payout rates associated with your Contract;

•	an assumed investment rate (AIR) of 4% per year;

•	the deduction of a Contingent Deferred Sales Charge (may be deducted under Annuity Options E and F only); and

•	the deduction of Premium Taxes, if applicable.

Future variable payments will depend on the performance of the Funds you elected. If the actual performance on an annualized basis exceeds the 4% assumed investment rate plus the deductions for expenses, your Annuity Payments will increase. Similarly, if the actual rate is less than 4% annualized plus the amount of the deductions, your Annuity Payments will decrease.

Annuity Unit Values

In order to keep track of the value of your variable Annuity Payments, we use a unit of measure called an annuity unit. The value of your annuity units will fluctuate to reflect the investment performance of the Funds you elected. We calculate the number of your annuity units at the beginning of the Income Phase. During the Income Phase, the number of annuity units will not change unless you make a transfer; make a withdrawal as permitted under certain Annuity Options; or you elect an Annuity Option with reduced payments to the survivor and those payments to the survivor commence.

Annuity Options

The available Annuity Options are listed in this section in the Annuity Options table. We may consent to other plans of payment in addition to those listed. After Annuity Payments begin, you cannot change the Annuity Option, the frequency of Annuity Payments, or make withdrawals, except as described under Annuity Options E and F.

RMDs for Qualified Contracts

In order to avoid adverse tax consequences, you should begin to take distributions from your Contract no later than the beginning date required by the IRC. These distributions can be withdrawals or Annuity Payments. The distributions should be at least equal to the minimum amount required by the IRC or paid through an Annuity Option that complies with the RMD rules of IRC Section 401(a)(9). If your Contract is an individual retirement annuity, the required beginning date is no later than April 1 of the  calendar year after you reach the “applicable age” specified in IRC Section 401(a)(9)(C). If you attain age 72 after 2022 and age 73 before 2033, your applicable age is 73. If you attain age 74 after 2032, your applicable age is 75. Due to conflicting language in the SECURE 2.0 Act, enacted in December 2022, it is unclear whether the applicable age for an individual born in 1959 is 73 or 75. Previously, the age at which RMDs were required to begin was 70½ for those born before July 1, 1949, and 72 for those born after June 30, 1949 and before January 1, 1950.  For qualified plans and tax-sheltered annuities, if you are still working for the sponsor when you reach the specified RMD age, you may defer RMDs until the year in which you retire. The option of deferring to retirement is not available if you are a 5% or greater owner of the employer sponsoring your qualified plan.

Limitations on Annuity Options

If you purchased the Contract as a Qualified Contract, the RMD rules that apply to annuitized Contracts during your lifetime may impose restrictions on which Annuity Option you may elect. In addition, in order to ensure that the Contract will comply with the RMD requirements that apply upon your death, you may not elect a joint and survivor Annuity Option with a non-spouse joint Annuitant who is more than 10 years younger than you. Furthermore, if your Contract is issued under an ERISA plan, and you are married when your Contract enters the Income Phase, your ability to elect certain Annuity Options may be limited and/or require spousal consent.

Annuity Options

We may consent to other plans of payment in addition to those listed, including a Joint and Last Survivor Annuity with Period Certain. For Qualified Contracts, if, upon the death of the Contract Owner (Annuitant if the Contract is owned by a non-natural person), there are Annuity Payments remaining, we may shorten the remaining payment period in order to ensure that payments do not continue beyond the 10 year post-death distribution period provided under IRC Section 401(a)(9), or beyond the Beneficiary’s life or life expectancy for certain classes of Beneficiaries, such as a spouse or an individual who is not more than 10 years younger than the decedent.

Lifetime Contingent Options (variable and/or fixed payments)
	Annuity Option A Life Income	Annuity Option B Life Income with Period Certain	Annuity Option C Joint and Last Survivor Annuity	Annuity Option D Joint and 2/3 Survivor Annuity
Number of Annuitants	One	One	Two	Two
Length of Payment Period	For as long as the Annuitant lives.	For a guaranteed period of either 5, 10 or 20 years or as long as the Annuitant lives, whichever is longer.	For as long as either Annuitant lives.	For as long as either Annuitant lives.
Annuity Payments After Death	None. All payments end upon the Annuitant’s death.

When the Annuitant dies, if there are remaining guaranteed payments, the Beneficiary(ies) may elect to continue receiving remaining guaranteed payments or the Beneficiary(ies) may elect a lump sum payment equal to the commuted value of the remaining guaranteed Annuity Payments.(1)

100% of the payment will continue during the lifetime of the surviving Annuitant. No payments will continue after the death of both Annuitants.

Payments will continue during the lifetime of the surviving Annuitant and will be computed on the basis of two-thirds of the Annuity Payment (or units) in effect during the joint lifetime. No payments will continue after the death of both Annuitants.

(1)	In the event that remaining Annuity Payments are commuted, we compute the value of the remaining guaranteed Annuity Payments at an interest rate determined by us.

Non-Lifetime Contingent Options (variable and/or fixed payments)
	Annuity Option E Period Certain Annuity	Annuity Option F Special Income Settlement Agreement
Number of Annuitants	One	Determined in accordance with terms agreed upon in writing by both you and us.
Length of Payment Period	For a specified period no less than five years and no greater than 30 years.	Determined in accordance with terms agreed upon in writing by both you and us.
Withdrawal Option/ Switch Annuity Option

If, after you begin receiving payments, you would like to receive all or part of the commuted value of the remaining guaranteed payments under this Annuity Option at any time, you may elect to receive it in a lump sum or have it applied to another Annuity Option. If you so elect, your future payments will be adjusted accordingly.(1)

If we agree to pay you a variable Annuity Payment for a specified period of time under this Annuity Option, and after you begin receiving payments, you would like to receive all or part of the commuted value of the remaining guaranteed payments under this Annuity Option at any time, you may elect to receive it in a lump sum or have it applied to another Annuity Option. If you so elect, your future payments will be adjusted accordingly.(1)

Contingent Deferred Sales Charge

In most states, we will deduct a Contingent Deferred Sales Charge if you apply your Contract Value to Annuity Options E and F and the period certain is less than 10 years. If it is permitted in your state, but we do not deduct a Contingent Deferred Sales Charge at that time, we will deduct a Contingent Deferred Sales Charge if you subsequently request a commuted lump sum payment to yourself or a commuted value to apply to another Annuity Option.(1)

Annuity Payments After Death

When the Annuitant dies, if there are remaining guaranteed payments, the Beneficiary(ies) may elect to continue receiving remaining guaranteed payments or the Beneficiary(ies) may elect a lump sum payment equal to the commuted value of the remaining guaranteed Annuity Payments. We will not deduct a Contingent Deferred Sales Charge.(1)

(1)	In the event that remaining Annuity Payments are commuted, we compute the value of the remaining guaranteed Annuity Payments at an interest rate determined by us. In some states, the commuted value may be subject to a CDSC. See “Appendix E – State Variations of Certain Contract Features.”

Benefits Available Under the Contract

The following table summarizes information about the benefits available under the Contract.

Benefit	Purpose	Benefit is Standard or Optional	Fee	Restrictions/Limitations
Death Benefit

Prior to you (or the Annuitant, if the Contract Owner is a non-natural person) reaching Age 80, upon your death, we will pay your designated Beneficiaries the greater of (1) the Contract Value, less the amount attributable to any outstanding loan, determined as of the Business Day we receive both due proof of death and an election of the payment method in Good Order at our Service Center; or (2) an amount based on your Purchase Payments adjusted for any withdrawals, less the amount attributable to any outstanding loan and any applicable charges.

After you (or the Annuitant, if the Contract Owner is a non-natural person) reach Age 80, upon your death, we will pay your designated Beneficiaries the Contract Value, less the amount attributable to any outstanding loan, determined as of the Business Day we receive both due proof of death and an election of the payment method in Good Order at our Service Center.

		Standard	None
•

This benefit terminates upon full surrender or annuitization of the Contract Value.

•

For Contracts issued before October 1, 2003 or in states where the post-October 1, 2003 Contract was still subject to state approval and implementation, Purchase Payments are less any withdrawals rather than adjusted for any withdrawals. See “Death Benefit – Adjusted for Any Withdrawals or Less Any Withdrawals.”

•

For Contracts issued on or after October 1, 2003 , withdrawals result in a pro-rata adjustment to the death benefit amount, so the death benefit amount may be reduced by more than the actual dollar amount of the withdrawals.

Automatic Rebalancing Program	Automatically rebalances the Sub-Accounts you select to maintain your original percentage allocation of Contract Value.	Optional	None	• Cannot use if the Dollar Cost Averaging Program or Interest Sweep Option are in effect.
Dollar Cost Averaging Program	Automatically transfers a specific amount of Contract Value from a Sub-Account to other Sub-Accounts you have selected, at set intervals.	Optional	None	• Cannot use if the Automatic Rebalancing Program or Interest Sweep Option are in effect.
Systematic Withdrawal Program	Automatically withdraws a specific amount of Contract Value proportionally from all Sub-Accounts you have selected.	Optional	None	• In order to participate in this program: (1) there must be at least $25,000 in Contract Value, and (2) the minimum withdrawal amount must be $100.
Interest Sweep Option	Automatically transfers earnings from your Contract Value in The Fixed Account to any one Sub-Account or combination of Sub-Accounts you select.	Optional	None	• In order to participate in this program there must be at least $5,000 in Contract Value. • Cannot use if the Automatic Rebalancing Program or Dollar Cost Averaging Program are in effect.

Benefit	Purpose	Benefit is Standard or Optional	Fee	Restrictions/Limitations
Terminal Illness Benefit	Allows payment of death benefit if diagnosed with a terminal illness or condition.	Optional	None
•

We require proof that you are terminally ill, including, but not limited to, certification by a state licensed medical practitioner.

•

Payment of the Terminal Illness Benefit will terminate the Contract.

•

May not be available in all states. See “Appendix E – State Variations of Certain Contract Features.”

Right to Take Loans	If your certificate is a tax-sheltered annuity, you may be able to take a loan.	Standard	No current charge, but we reserve the right to deduct a $35 loan origination fee.
•

A portion of your Contract Value equal to the loan amount is held in the loaned portion of The Fixed Account.

•

We charge daily interest on any outstanding loan at an effective annual interest rate.

•

Interest on outstanding loans is due and payable quarterly.

•

If a required loan repayment is not paid in full within 90 days after its due date, the total existing loan balance will be in default and will be considered a taxable distribution.

Some of the benefits identified in the Benefits Available Under the Contract table are described in more detail following the table and other benefits are disclosed in more detail in other sections of the prospectus.

Death Benefit

Death of Contract Owner During the Accumulation Phase

If you die during the Accumulation Phase, we will pay a death benefit to the primary Beneficiary. We will treat any other Beneficiary designation, on record at the time of death as a contingent Beneficiary.

The Beneficiary may request that the death benefit be paid under one of the death benefit options.

Death Benefit During the Accumulation Phase

The death benefit paid will be the amount calculated (and adjusted for any applicable charges) as of the Business Day we receive due proof of death and election of the payment method in Good Order at our Service Center. From the time the death benefit is determined until complete distribution is made, any amount in a Sub-Account will be subject to investment risk. As a result, the death benefit amount may increase or decrease over time. The risk is borne by the Beneficiary(ies).

Before you (or the Annuitant, if the Contract Owner is a non-natural person) reach Age 80, the death benefit will be the greater of:

•	your Contract Value, less the amount attributable to any outstanding loan; or

•	your Purchase Payments, adjusted for any withdrawals, less the amount attributable to any outstanding loan, and less any applicable charges.

For Contracts issued before October 1, 2003 or in states where the post-October 1, 2003 Contract was still subject to state approval and implementation, the words “adjusted for any withdrawals” are replaced with the words “less any withdrawals.” See “Death Benefit – Adjusted for Any Withdrawals or Less Any Withdrawals.”

After you reach Age 80, the death benefit during the accumulation period will be your Contract Value, less the amount attributable to any outstanding loan, as of the Business Day we receive, in Good Order, proof of death at our Service Center and election by the Beneficiary to receive the death benefit payment under one of the death benefit options provided by the Contract.

See “Appendix D – Death Benefit Examples.”

Adjusted for Any Withdrawals or Less Any Withdrawals

In this prospectus we describe the formulas we use to determine death benefit amounts. In some formulas we use the language “adjusted for any withdrawals” and in other formulas we use the language “less any withdrawals.” These phrases have different meanings.

Adjusted for Any Withdrawals

If you take a withdrawal, we adjust your death benefit by using the percentage of Contract Value withdrawn to lower the death benefit by the same percentage. We use the phrase “adjusted for any withdrawals” to describe this treatment of withdrawals within our formulas. Because this adjustment uses the percent of Contract Value withdrawn, the death benefit may be reduced by more than the actual dollar amount of the withdrawal. The reduction will be greater when the value of your Contract investment choices is lower due to market performance or other variables.

Less Any Withdrawals

If you take a withdrawal, we lower your death benefit by subtracting the dollar amount of the withdrawal. We use the phrase “less any withdrawals” to describe this treatment of withdrawals within our formulas.

Death Benefit Payment Options During the Accumulation Phase

The availability of certain death benefit options may be limited in order to comply with RMD rules.

A Beneficiary must elect to receive the death benefit under one of the following options in the event that a death benefit becomes payable during the Accumulation Phase:

•	Option 1 – Lump sum payment of the death benefit by the end of the calendar year that contains the tenth anniversary of your death (fifth anniversary of your death if you do not have a designated Beneficiary as defined for purposes of IRC Section 401(a)(9), including where your Beneficiary is your estate or certain trusts). If you die after reaching the age at which RMDs must begin, your beneficiary may not elect to defer payment of the lump sum beyond the end of the calendar year after the year of your death.

•	Option 2 – If the Beneficiary is your surviving spouse, or is not more than 10 years younger than you, payment of the death benefit under an Annuity Option over the lifetime of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary. Distribution must generally begin by the end of the calendar year following the year of your death.

Additional Option for a Spouse Who is the Sole Primary Beneficiary

In addition to options 1 and 2, a surviving spouse who is the sole primary Beneficiary under a Contract has the following options, based on Contract type:

Tax-Sheltered Annuity

If your Contract is a tax-sheltered annuity and your spouse is the sole primary Beneficiary, then the surviving spouse may elect to roll-over a lump sum payment of the death benefit into an eligible retirement plan. If the Contract Owner had not yet begun taking RMDs at the time of death, the spouse may be able to defer the timing of any required distributions under the Contract. You should consult your tax adviser about your own circumstances.

Individual Retirement Annuity

If your Contract is an individual retirement annuity and your spouse is the sole primary Beneficiary, then the surviving spouse may elect:

•	to roll-over the death benefit to an eligible retirement plan; or

•	to continue the Contract as an IRA in his or her own name at the death benefit amount payable and exercise all of the Contract Owner’s rights under the Contract.

If at the time the Contract Owner purchased the Contract the surviving spouse was over the maximum Contract issue Age, then the Contract cannot be continued. An election to continue the Contract can only be made once while the Contract is in effect.

These options are not available to a domestic partner or civil union partner. See “Taxes – Civil Unions and Domestic Partnerships” if you are in a domestic partnership or civil union.

Lump Sum Payment

If a lump sum payment is requested, we will pay the amount within seven calendar days after we receive due proof of death and election of the payment method in Good Order at our Service Center, unless we are required to suspend or delay payment.

Beneficiary IRA

Beneficiary, Inherited, Legacy or “Stretch” IRAs are all terms used to describe an IRA that is used exclusively to distribute death proceeds of an IRA or other qualified investment to the beneficiary over that beneficiary’s life expectancy in order to meet the Required Minimum Distribution (RMD) rules. Upon the contract owner’s death under an IRA or other qualified contract, an “Eligible Designated Beneficiary” may generally establish a Beneficiary IRA by either purchasing a new annuity contract or, in some circumstances, by electing the Beneficiary IRA payout option under the current contract. Until withdrawn, amounts in a Beneficiary IRA continue to be tax-deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the RMD rules, are subject to tax.

If the contract owner died on or before December 31, 2019 (on or before December 31, 2021 for participants of a governmental plan or a plan maintained pursuant to a collective bargaining agreement), an individual designated beneficiary, and certain trusts as beneficiary, are treated as Eligible Designated Beneficiaries, and can elect to take distributions over their life expectancy (life expectancy of the oldest trust beneficiary).

However, if the contract owner dies on or after January 1, 2020 (on or after January 1, 2022 for participants of a governmental plan or a plan maintained pursuant to a collective bargaining agreement), only certain designated beneficiaries are treated as Eligible Designated Beneficiaries, and we will only offer the Beneficiary IRA payout option to a designated beneficiary who either (1) is the surviving spouse of the deceased qualified plan participant or IRA owner or, (2) is not more than 10 years younger than the deceased qualified plan participant or IRA owner. In the future, we may allow additional classes of Eligible Designated Beneficiaries to elect the Beneficiary IRA payout option.

See “Taxes – Required Minimum Distributions for Qualified Contracts” for more information.

Eligibility Requirements/Restrictions:

If a Beneficiary(ies) elects to establish a Beneficiary IRA after the death of the owner, the following rules apply:

•	For an existing annuity contract with a single Beneficiary, the Beneficiary will have the option of electing a Beneficiary IRA payout option under the current contract or establishing a Beneficiary IRA by purchasing a new annuity contract issued by us or one of our affiliates. Should the Beneficiary decide to elect the Beneficiary IRA payout option under the current contract, any withdrawals in excess of the RMD will not be subject to a Contingent Deferred Sales Charge.

•	For an existing annuity contract with multiple Beneficiaries, a Beneficiary wishing to establish a Beneficiary IRA funded by an annuity contract issued by us or one of our affiliates must purchase a new annuity contract.

•	Any withdrawals under a new Beneficiary IRA contract in excess of the RMD may be subject to a Contingent Deferred Sales Charge as indicated by the terms of the contract purchased.

•	The source of funds to be invested must be from a traditional IRA, SEP IRA, SIMPLE IRA, Beneficiary IRA, TSA, 401(a) or a Qualified Employee Plan (includes Pension Plan, Money Purchase Pension Plan, Profit Sharing Plan, Keogh (HR10), Target Benefit Plan).

•	The annuity contract will be titled in the Beneficiary’s name as Beneficiary for the deceased owner. The Beneficiary must be the Annuitant, and the Annuitant cannot be changed.

•	For non-spousal Beneficiary IRAs, RMDs must begin by December 31st of the year following the year of the date of the owner’s death. For spousal Beneficiary IRAs, RMDs may be deferred until the year for which the original owner would have been required to begin RMDs. The RMD amount will generally be calculated based on the Beneficiary’s life expectancy and will be withdrawn from each Sub-Account in the ratio that your value in each bears to your Contract Value. If the original owner died on or before December 31, 2019 (on or before December 31, 2021 for participants of a governmental plan or a plan maintained pursuant to a collective bargaining agreement), after RMDs were required to begin, and was younger than the Beneficiary, the RMD amount may be calculated based on the original owner’s life expectancy in the year of his or her death. If there is a Beneficiary IRA previously established with another carrier and an RMD is required in the current calendar year, we will process the RMD. If however, an RMD is not required in the current calendar year, an RMD will not be processed until the year it is required.

•	The Contract Value at time of issue will be equal to either the death benefit that would have been payable to the Beneficiary if a lump sum distribution had been elected, or the Contract Value of an existing Beneficiary IRA that is being transferred to a new MassMutual or C.M. Life annuity.

•	Additional contributions cannot be applied to the Beneficiary IRA.

•	Upon the death of the Annuitant of the Beneficiary IRA if the Contract was purchased as a Beneficiary IRA, a death benefit, under the terms of the Contract, will be paid to the succeeding Beneficiary in a lump sum or over the Annuitant’s remaining life expectancy as determined by the applicable IRS table, but in no case may payments extend beyond the end of the calendar year that contains the tenth anniversary of the Annuitant’s death. If the Beneficiary IRA resulted from a death benefit payout election under an existing Contract, the amount payable to the succeeding Beneficiary will be any remaining Contract Value.

•	If the original owner died before January 1, 2020 (before January 1, 2022 for participants of a governmental plan or a plan maintained pursuant to a collective bargaining agreement) and the Beneficiary is a trust, a Beneficiary IRA may only be established if the trust qualifies as a “see-through” trust. For see-through trusts, Required Minimum Distributions must be calculated based upon the life expectancy of the oldest trust beneficiary and the oldest trust beneficiary must be the Annuitant. In order to be a see-through trust, the trust must be valid under state law and be irrevocable, and all beneficiaries, current and future, must be identifiable from the trust instrument. If any beneficiary of the trust is not an individual, the trust is not a see-through trust and cannot establish a Beneficiary IRA. If the original owner died after December 31, 2019 (after December 31, 2021 for participants of a governmental plan or a plan maintained pursuant to a collective bargaining agreement), we will not offer a Beneficiary IRA to a trust.

•	Additional rules may apply. Please consult your registered representative for further information.

•	We have the right to modify, suspend or terminate the Beneficiary IRA program at any time without prior notification.

•	A Beneficiary IRA may only be established by the Beneficiary of the IRA owner/qualified plan participant whose death triggered the RMD requirements of IRC Section 401(a)(9). A Beneficiary IRA may not be established as a “second generation” Beneficiary IRA by a successor Beneficiary.

•	Joint Ownership of a Beneficiary IRA is not allowed.

Beneficiaries should consult a qualified tax adviser for advice prior to establishing a Beneficiary IRA.

Death of Contract Owner During the Income Phase

If you die during the Income Phase, the primary Beneficiary becomes the Contract Owner. Additionally, we will pay the remaining payments under the Annuity Option elected at least as rapidly as under the method of distribution in effect at the time of your death. The Beneficiary(ies) may be required to receive an adjusted payment stream in order to comply with Required Minimum Distribution rules that apply upon the Contract Owner/Annuitant’s death. If the Beneficiary is not an “Eligible Designated Beneficiary” as defined by IRC Section 401(a)(9), Annuity Payments may only continue through the end of the calendar year that contains the tenth anniversary of the Contract Owner/Annuitant’s death, even if a longer Annuity Payment option was elected, including a Joint and Last Survivor Annuity Option where the joint Annuitant is still living.

Death of Annuitant

During the Accumulation Phase, if the Contract Owner is a non-natural person and an Annuitant dies, you may not name a new Annuitant. In this case we will treat the death of the Annuitant as the death of the Contract Owner and pay the death benefit as described in “Death Benefit – Death of Contract Owner During the Accumulation Phase.”

Upon the death of the last surviving Annuitant on or after the Annuity Date, the death benefit, if any, is as specified in the Annuity Option elected. Upon the death of the last surviving Annuitant during the Annuity Phase, any remaining payment under the elected Annuity Option will be paid to the Beneficiary. The Beneficiary(ies) may be required to receive an adjusted payment stream in order to comply with RMD rules that apply upon the Contract Owner/Annuitant’s death. If the Beneficiary is not an “Eligible Designated Beneficiary” as defined by IRC Section 401(a)(9), Annuity Payments may only continue through the end of the calendar year that contains the tenth anniversary of the Contract Owner/Annuitant’s death, even if a longer Annuity Payment option was elected, including a Joint and Last Survivor Annuity Option where the joint Annuitant is still living.

Due Proof of Death

For purposes of determining due proof of death, we require:

•	a certified death certificate; or

•	a certified decree of a court of competent jurisdiction as to the finding of death; or

•	any other proof satisfactory to us.

Additional Benefits

Right to Take Loans

In some states, if your Contract is a tax-sheltered annuity, you may be able to take a loan under your Contract. However, if the Contract is a governmental 457(b) deferred compensation contract or an individual retirement annuity, you may not take a loan under the Contract. Any permissible loans must conform to the requirements of the Internal Revenue Code and your specific plan. You must request a loan by mailing, faxing, or emailing all required forms in Good Order to our Service Center. Loan proceeds generally are mailed within ten Business Days of the loan being approved.

You are required to repay your loan according to the loan repayment schedule. Loan repayments (including interest due) must be sent to our Service Center and are credited as of the Business Day received. Loan repayments are due quarterly; however, you may make additional repayments. The first repayment will be due three months after the loan was issued. Any repayment will be applied first to the interest accrued to the date your repayment is received, and then to the loan principal. Loan repayments made in addition to regularly scheduled quarterly repayments will be applied to loan principal only and will not change the due dates or amounts of subsequent quarterly payments, but will shorten the term of the loan.

If you request a loan, we will deduct your requested loan amount from your investment choice(s) in proportion to the non-loaned value of each on the date of your loan request. As long as your loan is outstanding, a portion of your Contract Value equal to the loan amount is held in the loaned portion of The Fixed Account. On each Contract Anniversary while a loan is outstanding, an amount of Contract Value equal to any due and unpaid loan interest is also transferred to the loaned portion of The Fixed Account. Upon each loan repayment, we will transfer value equal to the repayment amount from the loaned portion of The Fixed Account to your investment choice(s) based upon your current Purchase Payment allocation.

We charge interest daily on any outstanding loan at an effective annual interest rate. Interest is due and payable quarterly (based on the date the loan was taken). We also credit interest on the loan amount held in the loaned portion of The Fixed Account. The difference between the rate of interest we charge on the loan amount and the rate we credit on the loan amount is the net cost of the loan, which will not exceed 4%.

If a required loan repayment is not paid in full within 90 days after its due date, the total existing loan balance will be determined to be in default. If you default, the outstanding debt will be considered a taxable distribution and we will do appropriate tax reporting. We will withdraw sufficient Contract Value to repay the debt to the extent such withdrawals are not restricted under the Internal Revenue Code. If we cannot make such withdrawals because they are restricted under the Internal Revenue Code, the loan will remain outstanding and continue to accrue interest until it is satisfied.

If you own a Contract with an outstanding loan and are taking an eligible distribution of your entire Contract Value, we will deduct any outstanding Contract Debt from the amount you withdraw. If you make a partial withdrawal, the Contract Value remaining after the withdrawal must not be less than:

•	the amount of any loan outstanding; plus

•	interest on the loan for 12 months based on the loan interest rate then in effect; plus

•	any Contingent Deferred Sales Charge that would apply to such an amount otherwise withdrawn.

Amounts held in The Fixed Account equal to the amount of any outstanding loan are not available for withdrawal or transfer. If you do not repay the loan, we will deduct the loan amount from your withdrawal or death benefit.

You may not begin receiving Annuity Payments if you have an outstanding loan balance.

The maximum number of loans we permit you to take at any one time is three. However, you may not take more than two loans in any calendar year.

Currently, we do not deduct a charge from your Contract if you take a loan under your Contract. However, we reserve the right to deduct a charge not to exceed $35 from your Contract Value as a loan origination fee should it become necessary for us to seek reimbursement for expenses related to the administration of Contract loans.

A loan, whether or not repaid, may have a permanent effect on the death benefit and Contract Value because the investment results of the Funds and current interest rates credited to the non-loaned portion of The Fixed Account do not apply to amounts held in the loaned portion of The Fixed Account. Depending on the investment results of the Funds or credited interest rates for the non-loaned portion of The Fixed Account while the loan is outstanding, the effect could be favorable or unfavorable.

Terminal Illness Benefit

With this benefit, you may elect to receive payment under your Terminal Illness Benefit if we receive a Written Request in Good Order at our Service Center that you (or an Annuitant, if the Owner is a non-natural person) have met the following conditions:

•	We will require proof that you (or an Annuitant, if the Owner is a non-natural person) are terminally ill and not expected to live more than twelve months.

•	This proof will include, but is not limited to, certification by a state licensed medical practitioner performing within the scope of his/her license. The state licensed medical practitioner must not be you or your parent, sibling, spouse or child (or an Annuitant or an Annuitant’s parent, sibling, spouse or child if the Owner is a non-natural person).

We will determine the amount of payment when we receive your Written Request. The Terminal Illness Benefit will equal the death benefit we would pay out on your Contract. See the “Death Benefit” section.

Payment of the Terminal Illness Benefit will terminate the Contract. There is no charge for the Terminal Illness Benefit. The Terminal Illness Benefit may not be available in all states. See “Appendix E – State Variations of Certain Contract Features.” Please contact your registered representative or call the Service Center for more information.

Withdrawals

Your ability to take a withdrawal may be restricted by certain provisions of the Internal Revenue Code. Furthermore, if your Contract is issued under a qualified plan, your ability to take a withdrawal may be restricted by your plan documents. Income taxes, tax penalties, CDSC and certain restrictions may apply to any withdrawal you make.

During the Accumulation Phase you may make either partial or full withdrawals of your Contract Value. When a partial withdrawal is made from a Contract, we reflect the withdrawal as a reduction to the value of the Contract’s death benefit. We describe this reduction in the “Death Benefit” section. If we reflect the reduction as a percentage of Contract Value withdrawn, the benefit may be reduced by more than the actual dollar amount of the withdrawal. The reduction will be greater when the value of your Contract investment choices is lower due to market performance or other variables. If you withdraw your full Contract Value, the Contract terminates and does not provide a death benefit.

We will take any partial withdrawal proportionally from your Contract Value in the Funds and the non-loaned portion of The Fixed Account unless we are instructed otherwise. When making a partial withdrawal, you must withdraw at least $100 or the entire value in a Fund or the non-loaned portion of The Fixed Account, if less. We require that after you make a partial withdrawal you keep at least $600 in the Contract, unless your partial withdrawal is an RMD or is made under a SWP intended to qualify as a series of substantially equal periodic payments for purposes of avoiding the additional 10% tax applicable to distributions that occur prior to age 59½. We have reserved the right to treat a request for a partial withdrawal that would result in Contract Value of less than $600 as a request for a total withdrawal of Contract Value. Partial withdrawals may be subject to a Contingent Deferred Sales Charge.

When you make a full withdrawal you will receive your Contract Value:

•	less any applicable CDSC;

•	less any applicable Premium Tax;

•	less the amount attributable to any outstanding loan; and

•	less any Purchase Payments we credited to your Contract that have not cleared the bank, until they clear the bank.

See “Appendix C – Contingent Deferred Sales Charge (CDSC) Example.”

Requests in Writing

To request a withdrawal in writing, submit either a partial withdrawal or full withdrawal form in Good Order to our Service Center. If your withdrawal involves an exchange or transfer of assets to another financial institution, we also require a “letter of acceptance” from the financial institution.

Requests by Other Means

You may request certain partial and full withdrawals by other means we authorize such as email, telephone, or fax. Contact our Service Center for details.

Withdrawal Effective Date

For Written Requests, your withdrawal is effective on the Business Day we receive, in Good Order at our Service Center:

•	a partial withdrawal or full withdrawal form acceptable to us; and

•	if applicable, a “letter of acceptance.”

If we receive this/these item(s) at our Service Center on a Non-Business Day or after the Close of Business, your withdrawal request will be effective on the next Business Day. For email, telephone or fax requests, your withdrawal is effective on the Business Day we receive your request in Good Order, provided it is received prior to the Close of Business. For requests received after the Close of Business, your withdrawal will be effective on the next Business Day.

Delivery of Withdrawal Amount

We will pay any withdrawal amount within seven calendar days of the withdrawal effective date unless we are required to suspend or postpone withdrawal payments. See “Other Information – Payments We Make.”

Systematic Withdrawal Program

For detailed rules and restrictions pertaining to this program and instructions for electing the program contact our Service Center.

The Systematic Withdrawal Program (SWP) allows you to set up automatic periodic withdrawals from your Contract Value. We do not charge you for participation in the SWP. We will take any withdrawal under this program proportionally from your Contract Value in your selected investment choices unless we are instructed otherwise.

Your SWP will end:

•	if you withdraw your total Contract Value;

•	if we receive, in Good Order, a notification of the Contract Owner’s death;

•	if we receive, in Good Order, a notification of the Annuitant’s death if the Contract Owner is a non-natural person;

•	if we process the last withdrawal for the period you selected, if applicable;

•	if the next withdrawal will lower your Contract Value below the minimum Contract Value we allow following a partial withdrawal, unless your withdrawal is an RMD or is made under a SWP intended to qualify as a series of substantially equal periodic payments for purposes of avoiding the additional 10% tax applicable to distributions that occur prior to age 59½;

•	if your value in a selected Fund or The Fixed Account is insufficient to complete the withdrawal;

•	if you begin receiving Annuity Payments; or

•	if you give us a Written Request or request over the telephone, in Good Order, to terminate the program any time before or on the next withdrawal date. If your Contract is a Beneficiary IRA, your SWP cannot be terminated.

Taxes

The information in this prospectus is general and is not an exhaustive discussion of all tax questions that might arise under the Contract. The information is not written or intended as tax or legal advice. You should consult a tax adviser about your own circumstances. In addition, we do not profess to know the likelihood that current federal income tax laws and Treasury Regulations or the current interpretations of the Internal Revenue Code, Regulations, and other guidance will continue. We cannot make any guarantee regarding the future tax treatment of any contract. We reserve the right to make changes in the Contract to assure that it continues to qualify as an annuity for tax purposes.

No attempt is made in this prospectus to consider any applicable state or other tax laws.

Taxation of the Company

C.M. Life is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (IRC). For federal income tax purposes, the Separate Account is not a separate entity from C.M. Life, and its operations form a part of C.M. Life.

Investment income and any realized gains on Separate Account assets generally are reflected in the Contract Value, although treated as accruing to the Company and not to you. As a result, no taxes are due currently on interest, dividends and short or long-term gains earned by the Separate Account with respect to your Contract. The Company may be entitled to certain tax benefits related to the investment of Company assets, including assets of the Separate Account. These tax benefits, which may include foreign tax credits and the corporate dividends received deduction, are not passed back to you since the Company is the owner of the assets from which the tax benefits are derived.

Annuities in General

Annuity contracts are a means of both setting aside money for future needs – usually retirement – and for providing a mechanism to administer the payout of those funds. Congress recognized how important providing for retirement was and created special rules in the IRC for annuities. Simply stated, these rules provide that you will generally not be taxed on the earnings on the money held in your annuity contract until you take the money out. This is referred to as tax deferral.

Diversification

IRC Section 817(h) imposes certain diversification standards on the underlying assets of variable annuity contracts. The IRC provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department, adequately diversified. Disqualification of the Contract as an annuity contract would result in a loss of tax deferral, meaning the imposition of federal income tax to the owner with respect to earnings under the Contract prior to the receipt of payments under the Contract. We intend that all investment portfolios underlying the Contracts will be managed in such a manner as to comply with these diversification requirements.

Investor Control of Assets

For variable annuity contracts, tax deferral also depends on the insurance company, and not you, having control of the assets held in the Separate Accounts. You can transfer among the Sub-Accounts but cannot direct the investments each underlying Fund makes. If you have too much investor control of the assets supporting the Separate Account Funds, then you will be taxed on the gain in the contract as it is earned rather than when it is withdrawn. The IRS has provided some guidance on investor control by issuing Revenue Rulings 2003-91 and 2003-92, but some issues remain unclear. One unanswered question is whether an Owner will be deemed to own the assets in the contract if a variable contract offers too large a choice of Funds in which to invest, and if so, what that number might be. We do not know if the IRS will issue any further guidance on this question. We do not know if any guidance would have a retroactive effect. Consequently, we reserve the right to modify the contract, as necessary, so that you will not be treated as having investor control of the assets held under the Separate Account.

Qualified Contracts

Your Contract is referred to as a Qualified Contract if it is purchased under a qualified retirement plan (qualified plan) such as an Individual Retirement Annuity (IRA), Roth IRA, tax-sheltered annuity plan (TSA or TSA plan), corporate pension and profit-sharing plan (including 401(k) plans and H.R. 10 plans), or a governmental 457(b) deferred compensation plan. Qualified plans are subject to various limitations on eligibility, contributions, transferability and distributions based on the type of plan. The tax rules regarding qualified plans are very complex and will have differing applications depending on individual facts and circumstances. You should consult a tax adviser as to the tax treatment and suitability of such an investment.

Taxation of participants in each qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners, annuitants and beneficiaries are cautioned that benefits under a qualified plan may be subject to the terms and conditions of the plan regardless of the terms and conditions of the contracts issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the contracts comply with applicable law.

Contracts issued under a qualified plan include special provisions restricting contract provisions that may otherwise be available as described in this prospectus. Generally, contracts issued under a qualified plan are not transferable. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations.

Furthermore, certain withdrawal penalties and restrictions may apply to distributions from Qualified Contracts. See “Taxes – Taxation of Qualified Contracts.”

Eligible rollover distributions from an IRA, TSA, qualified plan or governmental 457(b) deferred compensation plan may generally be rolled over into another IRA, TSA, qualified plan or governmental 457(b) deferred compensation plan, if permitted by the plan. These amounts may be transferred directly from one qualified plan or account to another, or as an indirect rollover, in which the plan participant receives a distribution from the qualified plan or account, and reinvests it in the receiving qualified plan or account within 60 days of receiving the distribution.

IRC Section 408(d)(3)(B) provides that an individual is only permitted to make one indirect rollover from an IRA to another IRA in any 1-year period. The IRS previously applied this limitation on an IRA-by-IRA basis, allowing a taxpayer to make an indirect rollover from an IRA, so long as he or she had not made an indirect rollover from that same IRA within the preceding 1-year period, even if he or she had made indirect rollovers from a different IRA. Effective for distributions on or after January 1, 2015, the limitation applies on an aggregate basis, meaning that an individual cannot make an indirect rollover from one IRA to another if he or she has made an indirect rollover involving any IRA (including a Roth, SEP, or SIMPLE IRA) within one year. It is important to note that the one rollover per year limitation does not apply to amounts transferred directly between IRAs in a trustee-to-trustee transfer.

On July 6, 1983, the Supreme Court decided in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. The Contracts we sell in connection with employer-sponsored qualified plans use annuity tables which do not differentiate on the basis of sex. Such annuity tables are also available for use in connection with certain non-qualified deferred compensation plans.

Following are general descriptions of the types of qualified plans with which the Contracts may be used. Such descriptions are not exhaustive and are for general informational purposes only. The tax rules regarding qualified plans are very complex and will have differing applications depending on individual facts and circumstances. You should consult a tax adviser as to the tax treatment and suitability of your investment. The contribution limits referenced in the plan descriptions below are the limits for 2023, and may change in subsequent years.

Individual Retirement Annuities

IRC Section 408(b) permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (IRA). IRAs are subject to limitations on eligibility, contributions, transferability and distributions. See “Taxes – Taxation of Qualified Contracts.” IRA contributions are limited to the lesser of $6,500 or 100% of compensation, and an additional catch-up contribution of $1,000 is available for individuals age 50 and over. Contributions are deductible, unless you are an active participant in a qualified plan and your modified adjusted gross income exceeds certain limits. Contracts issued for use with IRAs are subject to special requirements by the IRC, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. You should consult a tax adviser as to the tax treatment and suitability of such an investment.

Tax-Sheltered Annuities

IRC Section 403(b) permits certain eligible employers to purchase annuity contracts, known as Tax-Sheltered Annuities (TSAs), under a section 403(b) program. Eligible employers are organizations that are exempt from tax under IRC Section 501(c)(3) and public educational organizations. Contributions made to a TSA and the earnings on those contributions are generally not included in gross income of the employee until distributed from the plan. TSAs are subject to limitations on contributions, which may be made as “elective deferrals” (contributions made pursuant to a salary reduction agreement) or as non-elective or matching contributions by an employer. In general, annual contributions made by an employer and employee to a TSA may not exceed the lesser of:

•	$66,000; or

•	100% of includible compensation (a maximum of $330,000 of includible compensation may be considered).

An employee’s elective salary reduction contributions are limited to $22,500. In addition, certain catch-up contributions may be made by eligible plan participants  age 50 or over and those with 15 or more years of service with the same employer. TSAs are subject to additional restrictions, including on such items as: the form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. See “Taxes – Tax-Sheltered Annuities Taxation and Withdrawal Restrictions.” You should consult a tax adviser as to the tax treatment and suitability of such an investment.

Governmental 457(b) Deferred Compensation Plans

Employees of (and independent contractors who perform services for) certain state and local governmental units, or certain tax-exempt employers, may participate in an IRC Section 457(b) plan of the employer, allowing them to defer part of their salary or other compensation. Contributions made to an IRC Section 457(b) plan and the earnings on those contributions are generally not included in gross income of the employee until distributed from the plan. IRC Section 457(b) deferrals are limited to the lesser of:

•	$22,500; or

•	100% of includible compensation.

In addition, certain catch-up contributions may be made by eligible plan participants age 50 or over, and those within three years of normal retirement age under the plan. The Contract purchased is issued to the employer or trustee, as applicable. All Contract Value in a governmental 457(b) deferred compensation plan must be held for the exclusive benefit of the employee, and such plans are subject to limitations on distributions. See “Taxes – Withdrawal Restrictions – Governmental 457(b) Deferred Compensation Contract.” You should consult a tax adviser as to the tax treatment and suitability of such an investment.

Taxation of Qualified Contracts

If you have no cost basis for your interest in a Qualified Contract, the full amount of any distribution is taxable to you as ordinary income. If you do have a cost basis for all or some of your interest, a portion of the distribution is taxable, generally based on the ratio of your cost basis to your total Contract Value. Special tax rules may be available for certain distributions from a qualified plan.

IRC Section 72(t) imposes a 10% additional income tax on the taxable portion of any distribution from qualified plans, including Contracts issued and qualified under IRC Sections 401 (pension and profit-sharing plans), 403 (TSAs), 408 (IRAs), and 408A (Roth IRAs). Exceptions from the additional tax are as follows:

(1)	distributions made on or after you reach age 59½;

(2)	distributions made after your death;

(3)	distributions made that are attributable to the employee being disabled as defined in the IRC;

(4)	after severance from employment, distributions that are part of a series of substantially equal periodic payments made not less frequently than annually for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated Beneficiary (in applying this exception to distributions from IRAs, a severance of employment is not required). Annuity Payments may qualify for this exception if they satisfy the RMD rules applicable to Annuity Payments from qualified plans and IRAs;

(5)	distributions made after severance from employment if you have reached age 55, or after you have reached age 50 or 25 years of service for qualified public safety employees and private sector firefighters (not applicable to distributions from IRAs);

(6)	distributions made to you up to the amount allowable as a deduction to you under IRC Section 213 for amounts you paid during the taxable year for medical care;

(7)	distributions made on account of an IRS levy made on a qualified retirement plan or IRA;

(8)	distributions made to an alternate payee pursuant to a qualified domestic relations order (not applicable to distributions from IRAs);

(9)	distributions from an IRA for the purchase of medical insurance (as described in IRC Section 213(d)(1)(D)) for you and your spouse and dependents if you received unemployment compensation for at least 12 weeks and have not been re-employed for at least 60 days;

(10)	certain qualified reservist distributions;

(11)	distributions from an IRA to the extent they do not exceed your qualified higher education expenses (as defined in IRC Section 72(t)(7)) for the taxable year;

(12)	distributions from an IRA which are qualified first-time homebuyer distributions (as defined in IRC Section 72(t)(8));

(13)	distributions which are qualified birth or adoption distributions (as defined in IRC Section 72(t)(2)(H)). Such distributions can be recontributed within the three year period beginning on the date received;

(14)	certain distributions made after December 31, 2023 for emergency personal expenses (as provided in IRC Section 72(t)(2)(I)). Such distributions can be recontributed within the three-year period beginning on the date received;

(15)	eligible distributions made after December 31, 2023 to you if you are a victim of domestic abuse (as provided in IRC Section 72(t)(2)(K)). Such distributions may be recontributed within the three-year period beginning on the date received;

(16)	distributions made to you if you are a terminally ill individual (as provided in IRC Section 72(t)(2)(L)). Such distributions may be recontributed within the three-year period beginning on the date received; and

(17)	distributions that are qualified disaster recovery distributions under IRC Section 72(t)(2)(M). Such distributions may be recontributed within the three-year period beginning on the date received.

With respect to (4) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59½ or five years from the date of the first periodic payment, then the tax for the year of the modification  is increased by an amount equal to the tax which would have been imposed (the 10% additional tax) but for the exception, plus interest for the tax years in which the exception was used.  A withdrawal outside of the series of substantially equal period payments, or an additional Purchase Payment into your contract, may be considered an impermissible modification. However, after 2023, a tax-free rollover or transfer to another qualified plan or IRA, from which a series of substantially equal periodic payments is received, will not result in a modification if the combined distributions from the old and new arrangements continue to satisfy the exception.  The rules governing substantially equal periodic payments are complex. You should consult a tax adviser or IRS Notice 2022-6 for more specific information.

Tax-Sheltered Annuities Taxation and Withdrawal Restrictions

Under IRS regulations, effective January 1, 2009, all TSA plans must have a written plan document which specifies the requirements that each contract must meet in order to be qualified under the plan. In addition, the document must provide a list of the providers and contracts that are permitted to be purchased by TSA plan participants under the plan. TSA plan participants should be aware that if a TSA plan removes the provider or specific contract type that the TSA plan participant owns from its approved list, the TSA plan participant may be restricted from making further salary reduction contributions into that contract. TSA plans also have the right to restrict the ability to take loans and hardship withdrawals from a TSA contract. Because a plan participant may own more than one TSA contract, before we process a transaction we may require the TSA plan to approve the transaction to ensure that rules regarding loans, hardships and distribution restrictions are met. TSA plan participants should contact their individual TSA plan to determine the specific rules that apply to them.

The IRS regulations also made significant changes to Revenue Ruling 90-24 exchanges or transfers. Under the regulations an exchange may only be done when the TSA plan allows TSA exchanges under its plan and the provider of the new TSA contract agrees to share information with the TSA plan to ensure that the requirements of the TSA plan are met. Given this restriction, before a TSA exchange is processed, the TSA plan is required to approve the transaction or provide a list of vendors for which it has an information sharing agreement (ISA). Additionally, because most of the regulations were not effective until 2009, there was great uncertainty about their application to contract exchanges that took place between September 24, 2007 and January 1, 2009. Because of this uncertainty, it is possible that an exchange that took place prior to January 1, 2009 caused a TSA plan participant to incur taxation on the value of the contract. However, it is also possible that such an exchange did not have adverse tax consequences. If a TSA plan participant exchanged a contract to a TSA contract with a provider that does not have an ISA with the TSA plan, the participant had until July 1, 2009 to avoid adverse tax consequences by exchanging the contract for a TSA contract with which the TSA plan does have an ISA.

The IRC limits the withdrawal of Purchase Payments made by TSA plan participants through salary reductions from certain TSAs. Withdrawals of salary reduction amounts and their earnings can be made when a TSA plan participant:

•	reaches age 59½;

•	has a severance from employment;

•	dies;

•	becomes disabled, as that term is defined in the IRC;

•	meets the requirements for a qualified birth or adoption distribution, as defined in IRC Section 72(t)(2)(H); or

•	the TSA plan terminates (starting January 1, 2009).

In the case of hardship, the TSA plan participant can only withdraw the Purchase Payments and not any earnings.  However, for plan years beginning after 2023, hardship withdrawals can consist of both the Purchase Payments and any earnings.

TSA contract value as of December 31, 1988 and contract amounts attributable to service with a former employer are not subject to these restrictions. Additionally, return of excess contributions or amounts paid to a spouse as a result of a qualified domestic relations order are not subject to these restrictions.

TSA contracts issued January 1, 2009 and after are subject to distribution restrictions on employer contributions. These restrictions are determined by the TSA plan and can be based on criteria such as completing years of service or attaining a stated age.

Withdrawal Restrictions – Texas Optional Retirement Program

No withdrawals may be made in connection with a Contract issued pursuant to the Texas Optional Retirement Program for faculty members of Texas public institutions of higher learning before you:

•	terminate employment in all such institutions and repay employer contributions if termination occurs during the first 12 months of employment;

•	retire;

•	die;

•	or attain age 70½.

Withdrawal Restrictions – Governmental 457(b) Deferred Compensation Contract

Amounts may not be paid to a participant of a governmental 457(b) deferred compensation plan prior to the plan participant’s:

•	attainment of age 59½;

•	severance from employment;

•	incurring an unforeseeable emergency;

•	compliance with a qualified domestic relations order (QDRO); or

•	meeting the requirements for a qualified birth or adoption distribution, as defined in IRC Section 72(t)(2)(H).

In certain circumstances, amounts may also be distributed upon termination of the deferred compensation plan or if the Contract contains $5,000 or less, as provided by the plan.

Governmental 457(b) deferred compensation plans are subject to the Required Minimum Distribution rules of IRC Section 401(a)(9). The sections of this prospectus related to Qualified Contracts contain more detailed information regarding these rules.

Required Minimum Distributions for Qualified Contracts

For Qualified Contracts, distributions generally must begin no later than April 1st of the calendar year following the later of:

(1)	the calendar year in which you attained the “applicable age” as defined in IRC Section 401(a)(9), or

(2)	the calendar year in which you retire.

If you attain age 72 after 2022 and age 73 before 2033, your applicable age is 73. If you attain age 74 after 2032, your applicable age is 75. Due to conflicting language in the SECURE 2.0 Act, enacted in December 2022, it is unclear whether the applicable age for an individual born in 1959 is 73 or 75. Previously, the age at which RMDs were required to begin was 70½ for those born before July 1, 1949, and 72 for those born after June 30, 1949 and before January 1, 1950.

The date set forth in (2) does not apply to an IRA or to a five percent owner of the employer maintaining the plan. Required distributions generally must be over a period not exceeding your life or life expectancy or the joint lives or joint life expectancies of you and your designated Beneficiary. Upon your death, additional distribution requirements are imposed. If your Contract is held as a Roth IRA, there are no RMDs during your life. However, upon your death your Beneficiary is subject to RMD requirements. If RMDs are not made, a penalty tax of up to 25% is imposed on the amount that should have been distributed.

These rules were significantly changed under the Setting Every Community Up for Retirement Enhancement (SECURE) Act, enacted in late 2019, and differ for Qualified Contracts when death occurs after December 31, 2019 versus those where death occurred on or before December 31, 2019 (on or before December 31, 2021 for participants of a governmental plan or a plan maintained pursuant to a collective bargaining agreement).

Where the Owner’s death occurred on or before December 31, 2019 (on or before December 31, 2021 for participants of a governmental plan or a plan maintained pursuant to a collective bargaining agreement), if the Contract had not yet entered the Income Phase and death occurred after the required beginning date, distributions must be made at least as rapidly as under the method in effect at the time of the Owner’s death, or over the life or life expectancy of the designated Beneficiary. If the Contract had not entered the Income Phase and death occurred before the required beginning date, the remaining interest must be distributed within five years or over the life or life expectancy of the designated Beneficiary. If the Owner’s death occurred after the Contract had entered the Income Phase, distributions must be made at least as rapidly as under the method in effect at the time of the Owner’s death.

If your death occurs after December 31, 2019 (after December 31, 2021 for participants of a governmental plan or a plan maintained pursuant to a collective bargaining agreement) and your designated Beneficiary is not an “Eligible Designated Beneficiary” as defined in IRC Section 401(a)(9), the remaining interest must be distributed within ten years, regardless of whether your death occurs before or after your required beginning date or whether your Contract had entered the Income Phase.  In addition, if your death occurs on or after your required beginning date, proposed regulations under IRC Section 401(a)(9) would require annual RMDs during the ten year distribution period.  If your designated Beneficiary is considered an Eligible Designated Beneficiary, the remaining interest must be distributed within ten years or over the life or life expectancy of the designated Beneficiary. We only offer a life or life expectancy distribution option to a designated Beneficiary who either (1) is the surviving spouse of the deceased qualified plan participant or IRA owner or, (2) is not more than ten years younger than the deceased qualified plan participant or IRA owner. In the future, we may allow additional classes of Eligible Designated Beneficiaries to elect a life or life expectancy distribution option.

If your death occurs after December 31, 2019 (after December 31, 2021 for participants of a governmental plan or a plan maintained pursuant to a collective bargaining agreement) and you do not have a designated Beneficiary (including where your estate or certain trusts are the Beneficiary), the pre-2019 distribution rules generally apply. If your Contract has not yet entered the Income Phase and death occurs after your required beginning date, distributions must be made at least as rapidly as under the method in effect at the time of your death. If the Contract has not yet entered the Income Phase and your death occurs before your required beginning date, the remaining interest must be distributed within five years. If your death occurs after your Contract has entered the Income Phase, distributions must be made at least as rapidly as under the method in effect at the time of your death.

The Regulations under IRC Section 401(a)(9) include a provision that could increase the dollar amount of RMDs for individuals who fund their IRA or qualified retirement plan with an annuity contract. During the Accumulation Phase of the annuity contract, Treasury Regulations Section 1.401(a)(9)-6, Q&A-12 requires that individuals add the actuarial present value of any additional benefits provided under the annuity (such as certain living or death benefits) to the dollar amount credited to the owner or Beneficiary under the Contract in order to determine the fair market value of the Contract. A larger fair market value will result in the calculation of a higher RMD amount. You should consult a tax adviser to determine how this may impact your specific circumstances.

Income Tax Reporting and Withholding

Federal law requires that we file an information return on Form 1099-R with the IRS (with a copy to you) reporting any taxable amounts paid to you under the annuity contract. By January 31st of the calendar year following the year of any payment(s), we will issue the Form 1099-R to the owner of the annuity contract. Following the death of the owner the Form 1099-R will be sent to each Beneficiary who receives a payment under the Contract.

The portion of any distribution that is includible in the gross income of the owner is subject to federal income tax withholding. The amount of the withholding depends on the type of distribution. Withholding for periodic payments is at the same rate as wages and at the rate of 10% from non-periodic payments. However, the owner, in most cases, may elect not to have taxes withheld or to have withholding done at a different rate. Distributions from certain retirement plans, excluding IRAs, that are not directly rolled over to another eligible retirement plan or IRA, are subject to a mandatory 20% withholding.

The 20% withholding requirement generally does not apply to:

•	a series of substantially equal payments made at least annually for:

∘	the life or life expectancy of the owner, or joint and last survivor expectancy of the owner and a designated Beneficiary, or

∘	for a specified period of ten years or more;

•	distributions which are Required Minimum Distributions;

•	hardship distributions from a 401(k) plan or a tax-sheltered annuity; or

•	distributions that are qualified birth or adoption distributions as defined in IRC Section 72(t)(2)(H).

You should consult a tax adviser regarding withholding requirements.

Generation Skipping Transfer Tax Withholding

Under certain circumstances, the IRC may impose a generation skipping transfer tax when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the IRC may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

Non-Resident Aliens and Foreign Entities

Generally, a distribution from a contract to a non-resident alien or foreign entity is subject to federal tax withholding at a rate of 30% of the amount of income that is distributed. A non-resident alien is a person who is neither a citizen, nor a resident, of the United States of America (U.S.). We are required to withhold the tax and send it to the IRS. Some distributions to non-resident aliens or foreign entities may be subject to a lower (or no) tax if a treaty applies. In order to obtain the benefits of such a treaty, the non-resident alien must claim the treaty benefit on Form W-8BEN (or the equivalent form), providing us with:

•	proof of residency (in accordance with IRS requirements); and

•	the applicable taxpayer identification number.

If the above conditions are not met, we will withhold 30% of the income from the distribution. Additionally, under the Foreign Account Tax Compliance Act effective July 1, 2014, U.S. withholding may occur with respect to certain foreign entity owners (including foreign financial institutions and non-financial foreign entities (such as corporations, partnerships, and trusts)) at a 30% rate without regard to lower treaty rates.

Civil Unions and Domestic Partnerships

Parties to a civil union or domestic partnership are not treated as spouses under federal law. You should consult a tax adviser for more information on this subject.

Distribution

The Contracts are no longer for sale to the public. The Contract was sold by both registered representatives of MML Investors Services, LLC (MMLIS), a subsidiary of MassMutual, and by registered representatives of other broker-dealers who have entered into distribution agreements with MML Strategic Distributors, LLC (MSD), a subsidiary of MassMutual. Pursuant to separate underwriting agreements with MassMutual, on its own behalf and on behalf of the Separate Account, MMLIS serves as principal underwriter of the contracts sold by its registered representatives, and MSD serves as principal underwriter of the contracts sold by registered representatives of other broker-dealers who have entered into distribution agreements with MSD.

MMLIS and MSD are registered with the SEC as broker-dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority (FINRA). MMLIS and MSD also receive compensation for their actions as principal underwriters of the Contracts.

Commissions and Allowances Paid

Commissions for sales of the Contract by MMLIS registered representatives are paid on behalf of MMLIS by MassMutual to MMLIS registered representatives. Commissions for sales of the Contract by registered representatives of other broker-dealers are paid on behalf of MSD by MassMutual to those broker-dealers. We also pay expense allowances in connection with the sales of the Contracts. The maximum commission payable for the Contract is 8.63% of Purchase Payments made to a Contract and/or up to 2.4% of Contract Value annually.

Additional Compensation Paid to MMLIS

Most MMLIS registered representatives are also MassMutual insurance agents, and as such, are eligible for certain cash and non-cash benefits from MassMutual. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency. Non-cash compensation includes various recognition items such as prizes and awards as well as attendance at, and payment of the costs associated with attendance at, conferences, seminars and recognition trips, and also includes contributions to certain individual plans such as pension and medical plans. Sales of the Contract may help these registered representatives and their supervisors qualify for such benefits. MMLIS registered representatives who are also general agents or sales managers of MassMutual also may receive overrides, allowances and other compensation that is based on sales of the Contract by their registered representatives.

Additional Compensation Paid to Certain Broker-Dealers

We and MSD make additional commission payments to certain broker-dealers in the form of asset-based payments and sales-based payments. We also make cash payments and non-cash payments to certain broker-dealers. The asset-based and sales-based payments are made to participate in those broker-dealers’ preferred provider programs or marketing support programs, or to otherwise promote the Contract. Asset-based payments are based on the value of the assets in the MassMutual Contracts sold by that broker-dealer. Sales-based payments are paid on each sale of the Contract and each subsequent Purchase Payment applied to the Contract. Cash payments are made to attend sales conferences and educational seminars sponsored by certain broker-dealers. Non-cash payments include various promotional items. For a list of the broker-dealers to whom we currently pay additional compensation for selling the Contract, visit www.MassMutual.com/legal/compensation-arrangements or call our Service Center.

The additional compensation arrangements described in the preceding paragraphs are not offered to all broker-dealers and the terms of such arrangements may differ among broker-dealers. Some broker-dealers may receive two or more of these payments. Such payments may give us greater access to the registered representatives of the broker-dealers that receive such compensation or may influence the way that a broker-dealer markets the Contract. Any such compensation will be paid by MSD or us and will not result in any additional direct charge to you.

Compensation in General

The compensation arrangements described above may provide a registered representative with an incentive to sell the Contract over other available variable annuity contracts whose issuers do not provide such compensation or who provide lower levels of such compensation. Your registered representative typically receives a portion of the compensation that is payable to his or her broker-dealer, depending on the agreement between the representative and their firm. MassMutual is not involved in determining compensation paid to a registered representative of an unaffiliated broker-dealer. You may contact your broker-dealer or registered representative to find out more information about the compensation they may receive in connection with your purchase of a Contract. You may want to take these compensation arrangements into account when evaluating any recommendation regarding the Contract.

We intend to recoup a portion of the cash and non-cash compensation payments that we make through the assessment of certain charges described in this prospectus. We may also use some of the 12b-1 distribution fee payments and other payments that we receive from certain Funds to help us make these cash and non-cash payments.

You may want to contact MMLIS or your registered representative to find out more about the compensation they receive in connection with your purchase of a Contract.

Commissions or overrides may also be paid to broker-dealers providing wholesaling services (such as providing sales support and training for sales representatives who sell the Contracts).

Other Information

Assignment

If your Contract is issued as a 403(b) tax-sheltered annuity or an individual retirement annuity, you cannot assign your Contract. If the Contract is issued pursuant to a qualified plan other than an individual retirement annuity, there may be limitations on your ability to assign the Contract. If you assign your Contract, your rights may only be exercised with the consent of the assignee of record.

We will refuse or accept any request to assign the Contract on a non-discriminatory basis. Please refer to your Contract.

We must receive Written Notice, in Good Order, of the assignment, for any assignment we allow to be binding on us. We are not responsible for the validity of an assignment.

Unclaimed Property

Every state has some form of unclaimed property law that imposes varying legal and practical obligations on insurers and, indirectly, on Owners, Beneficiaries, and any other payees of proceeds from a contract. Unclaimed property laws generally provide for the transfer of benefits or payments under various circumstances to the abandoned property division or unclaimed property office in the state of last residence. This process is known as escheatment. To help avoid escheatment, keep your own information, as well as Beneficiary and any other payee information up-to-date, including: full names, postal and electronic media addresses, telephone numbers, dates of birth, and social security numbers. To update this information, contact our Service Center. IRS guidance requires us to withhold federal income tax from escheated payments from certain qualified contracts, and to report such payments to the IRS on Form 1099-R.

Anti-Money Laundering

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a Purchase Payment or block an owner’s ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Contract to government regulators.

Payments We Make

We may be required to suspend or postpone payments, withdrawals, or transfers from the Sub-Accounts for any period when:

•	the NYSE is closed (other than customary weekend and holiday closings);

•	trading on the NYSE is restricted;

•	an emergency exists as a result of which disposal of shares of the Funds is not reasonably practicable or we cannot reasonably value the shares of the Funds; or

•	during any other period when the SEC, by order, so permits for your protection.

We reserve the right to defer payment for a withdrawal from The Fixed Account or payment of loan proceeds from The Fixed Account for the period permitted by law, but not for more than six months.

In addition, if, pursuant to the SEC’s rules, a money market fund suspends payment of redemption proceeds in connection with a liquidation of that Fund, we will delay payment of any transfer, withdrawal or death benefit from the applicable money market Sub-Account until the Fund is liquidated.

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a Purchase Payment or block an owner’s ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Contract to government regulators.

Changes to the Contract

We reserve the right to amend the Contract to meet the requirements of applicable federal or state laws or regulations, or as otherwise provided in the Contract. We will notify you by written notice of such amendments.

Termination of the Contract

We will terminate your Contract upon the occurrence of any of the following events:

•	the date of the last Annuity Payment;

•	the date withdrawal is made of the entire Contract Value;

•	the date of the last payment upon death to the last Beneficiary; or

•	the date your Contract is returned under the right to examine Contract provision.

Computer System, Cybersecurity, and Service Disruption Risks

The Company relies on its parent, MassMutual, for various operating and administrative services including computer systems. MassMutual and its business partners rely on computer systems to conduct business, including customer service, marketing and sales activities, customer relationship management and producing financial statements. While MassMutual and its business partners have policies, procedures, automation and backup plans designed to prevent or limit the effect of failures, their respective computer systems may be vulnerable to disruptions or breaches as the result of natural disasters, man-made disasters, criminal activity, pandemics, or other events beyond their control. The failure of MassMutual or its business partners’ computer systems for any reason could disrupt operations, result in the loss of customer business and adversely impact profitability.

MassMutual and its business partners retain confidential information on their respective computer systems, including customer information and proprietary business information. Any compromise of the security of MassMutual’s or its business partners’ computer systems that results in the disclosure of personally identifiable customer information could damage our reputation, expose us to litigation, increase regulatory scrutiny and require us to incur significant technical, legal, and other expenses. The risk of cyber-attacks may be higher during periods of geopolitical turmoil (such as the Russian invasion of Ukraine and the responses by the United States and other governments).

Geopolitical and other events, including natural disasters, war, terrorism, economic uncertainty, trade disputes, public health crises and related geopolitical events, and widespread disease, including pandemics (such as COVID-19) and epidemics, have led, and in the future may lead, to increased market volatility, which may disrupt U.S. and world economies and markets and may have significant adverse direct or indirect effects on the Company and MassMutual. These events may adversely affect computer and other systems on which MassMutual and the Company rely, interfere with the processing of contract-related transactions (including the processing of orders from owners and orders with the Funds) and the Company’s ability to administer this Contract in a timely manner, or have other possible negative effects. These events may also impact the issuers of securities in which the Funds invest, which may cause the Funds underlying the Contract to lose value. There can be no assurance that we, the Funds or our service providers will avoid losses affecting the Contract due to these geopolitical and other events. If we are unable to receive U.S. mail or fax transmissions due to a closure of U.S. mail delivery by the government or due to the need to protect the health of our employees, you may still be able to submit transaction requests to the Company electronically or over the telephone. Our inability to receive U.S. mail or fax transmissions may cause delays in the pricing and processing of transaction requests submitted to us by U.S. mail or by fax during that time period.

Legal Proceedings

The Company is subject to legal and regulatory actions, including class action lawsuits, in the ordinary course of its business. Our pending legal and regulatory actions include proceedings specific to us, as well as proceedings generally applicable to business practices in the industry in which we operate. From time to time, we also are subject to governmental and administrative proceedings and regulatory inquiries, examinations, and investigations in the ordinary course of our business. In addition, we, along with other industry Contract Owners, may occasionally be subject to investigations, examinations, and inquiries (in some cases industry-wide) concerning issues upon which regulators have decided to focus. Some of these proceedings involve requests for substantial and/or unspecified amounts, including compensatory or punitive damages.

While it is not possible to predict with certainty the ultimate outcome of any pending litigation proceedings or regulatory action, management believes, based on information currently known to it, that the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect upon the Separate Account, the ability of the principal underwriter(s) to perform in accordance with its contracts with the Company on behalf of the Separate Account, or the ability of the Company to meet its obligations under the Contract.

For more information regarding the Company’s litigation and other legal proceedings, see the notes to the Company’s financial statements contained within the SAI.

Our Financial Statements

The financial statements for the Separate Account and the Company are included in the SAI. Our financial statements should be distinguished from the financial statements of the Separate Account, and you should consider our financial statements as bearing only upon our ability to meet our obligations under the Contracts. Contact us at our Service Center for a free copy of these financial statements and the SAI.

Appendix A

Funds Available Under the Contract

The following is a list of Funds currently available under the Contract. The list of Funds is subject to change, as discussed in the prospectus for the Contract. Before you invest, you should review the prospectuses for the Funds. These prospectuses contain more information about the Funds and their risks and may be amended from time to time You can find prospectuses and other information about the Funds online at www.MassMutual.com/MMArtistry. You can also request this information at no cost by calling
(800) 272-2216 or sending an email request to ANNfax@MassMutual.com.

The current expenses and performance information below reflects fees and expenses of the Funds, but does not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these charges were included. Each Fund’s past performance is not necessarily an indication of future performance.

Fund Type	Fund and Adviser/Sub-Adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2022)
			1 Year	5 Year	10 Year
Asset Allocation	MML Aggressive Allocation Fund (Initial Class)(1) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	0.97%	–15.90%	4.83%	8.12%
Asset Allocation	MML American Funds Core Allocation Fund (Service Class I)(1) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	1.01%(*)	–13.70%	4.05%	6.80%
Asset Allocation	MML Balanced Allocation Fund (Initial Class)(1) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	0.83%	–14.73%	3.02%	5.14%
Asset Allocation	MML Conservative Allocation Fund (Initial Class)(1) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	0.81%	–14.74%	2.50%	4.34%
Asset Allocation	MML Growth Allocation Fund (Initial Class)(1) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	0.89%	–15.30%	4.27%	7.08%
Asset Allocation	MML Moderate Allocation Fund (Initial Class)(1) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	0.85%	–14.97%	3.36%	5.84%
Money Market	Invesco V.I. U.S. Government Money Portfolio (Series I)(2)(3) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.54%	1.26%	0.92%	0.50%
Money Market	MML U.S. Government Money Market Fund (Initial Class)(2) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC	0.54%	1.22%	0.89%	0.49%
Fixed Income	Invesco V.I. Global Strategic Income Fund (Series I) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.91%(*)	–11.46%	–1.30%	0.63%
Fixed Income	MML High Yield Fund (Service Class I) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC	1.22%(*)	–11.97%	1.55%	4.05%
Fixed Income	MML Inflation-Protected and Income Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC	0.60%(*)	–13.35%	1.84%	1.02%

Fund Type	Fund and Adviser/Sub-Adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2022)
			1 Year	5 Year	10 Year
Fixed Income	MML Managed Bond Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC	0.44%	–12.05%	2.22%	4.81%
Fixed Income	MML Short-Duration Bond Fund (Service Class I) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC	0.84%	–8.00%	0.01%	0.74%
Fixed Income	MML Total Return Bond Fund (Service Class I) Adviser: MML Investment Advisers, LLC Sub-Adviser: Metropolitan West Asset Management, LLC	0.89%	–14.90%	–0.29%	0.59%
Balanced	Invesco V.I. Conservative Balanced Fund (Series I)(4) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.67%(*)	–16.85%	3.29%	5.26%
Balanced	MML Blend Fund (Initial Class)(1) Adviser: MML Investment Advisers, LLC Sub-Adviser: BlackRock Investment Management, LLC	0.50%	–16.59%	4.69%	7.80%
Large Cap Value	MML Equity Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Advisers: T. Rowe Price Associates, Inc. and Brandywine Global Investment Management, LLC	0.44%	–4.65%	7.72%	10.50%
Large Cap Value	MML Equity Income Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: T. Rowe Price Associates, Inc.	0.79%	–3.57%	7.06%	9.71%
Large Cap Value	MML Fundamental Value Fund (Service Class I) Adviser: MML Investment Advisers, LLC Sub-Adviser: Boston Partners Global Investors, Inc.	1.05%(*)	–5.03%	6.67%	9.66%
Large Cap Value	MML Income & Growth Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barrow, Hanley, Mewhinney & Strauss, LLC	0.70%	–0.31%	7.34%	10.23%
Large Cap Blend	Fidelity® VIP Contrafund® Portfolio (Initial Class) Adviser: Fidelity Management & Research Company LLC Sub-Advisers: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited	0.60%	–26.31%	8.66%	11.43%
Large Cap Blend	Invesco V.I. Diversified Dividend Fund (Series I) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.67%	–1.68%	6.24%	9.80%
Large Cap Blend	Invesco V.I. Main Street Fund® (Series I) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.80%(*)	–20.13%	7.15%	10.76%
Large Cap Blend	MML Equity Index Fund (Class I) Adviser: MML Investment Advisers, LLC Sub-Adviser: Northern Trust Investments, Inc.	0.43%	–18.50%	8.97%	12.09%
Large Cap Blend	MML Focused Equity Fund (Service Class I) Adviser: MML Investment Advisers, LLC Sub-Adviser: Wellington Management Company LLP	1.12%	–5.02%	11.28%	13.09%

Fund Type	Fund and Adviser/Sub-Adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2022)
			1 Year	5 Year	10 Year
Large Cap Blend	MML Fundamental Equity Fund (Service Class I) Adviser: MML Investment Advisers, LLC Sub-Adviser: Invesco Advisers, Inc.	1.06%	–20.44%	10.22%	12.75%
Large Cap Blend	MML Sustainable Equity Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: American Century Investment Management, Inc.	0.57%	–17.01%	8.64%	11.67%
Large Cap Growth	Invesco V.I. Capital Appreciation Fund (Series I) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.80%(*)	–30.78%	8.27%	11.08%
Large Cap Growth	MML American Funds Growth Fund (Service Class I)(5)(6) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	1.03%	–30.29%	10.66%	13.16%
Large Cap Growth	MML Blue Chip Growth Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: T. Rowe Price Associates, Inc.	0.78%	–39.50%	4.59%	11.41%
Large Cap Growth	MML Large Cap Growth Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Loomis, Sayles & Company, L.P.	0.72%	–27.55%	7.84%	11.54%
Small/Mid-Cap Value	MML Mid Cap Value Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: American Century Investment Management, Inc.	0.90%	–1.33%	6.81%	11.12%
Small/Mid-Cap Value	MML Small Company Value Fund (Service Class I) Adviser: MML Investment Advisers, LLC Sub-Adviser: American Century Investment Management, Inc.	1.18%(*)	–15.06%	4.71%	8.70%
Small/Mid-Cap Value	MML Small/Mid-Cap Value Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: AllianceBernstein L.P.	0.83%	–15.69%	4.18%	9.54%
Small/Mid-Cap Blend	MML Small Cap Equity Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Invesco Advisers, Inc.	0.73%	–15.88%	7.20%	11.07%
Small/Mid-Cap Growth	Invesco V.I. Discovery Mid Cap Growth Fund (Series I) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.86%	–30.98%	8.64%	11.83%
Small/Mid-Cap Growth	MML Mid Cap Growth Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Advisers: T. Rowe Price Associates, Inc. and Wellington Management Company LLP	0.82%	–25.11%	6.46%	11.61%
Small/Mid-Cap Growth	MML Small Cap Growth Equity Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Wellington Management Company LLP	1.10%(*)	–23.15%	7.40%	11.44%
International/Global	Invesco Oppenheimer V.I. International Growth Fund (Series I) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	1.00%(*)	–27.13%	0.23%	4.21%

Fund Type	Fund and Adviser/Sub-Adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2022)
			1 Year	5 Year	10 Year
International/Global	Invesco V.I. Global Fund (Series I) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.81%	–31.76%	2.85%	7.86%
International/Global	MML Foreign Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Thompson, Siegel and Walmsley LLC	0.94%(*)	–14.58%	–0.54%	2.62%
International/Global	MML Global Fund (Class II) Adviser: MML Investment Advisers, LLC Sub-Adviser: Massachusetts Financial Services Company	0.85%	–17.71%	5.39%	8.63%
International/Global	MML International Equity Fund (Service Class I) Adviser: MML Investment Advisers, LLC Sub-Advisers: Massachusetts Financial Services Company and Harris Associates L.P.	1.23%(*)	–15.35%	–1.30%	—
International/Global	MML Strategic Emerging Markets Fund (Service Class I) Adviser: MML Investment Advisers, LLC Sub-Adviser: Invesco Advisers, Inc.	1.50%(*)	–26.83%	–2.96%	–0.82%
Specialty(7)	Invesco V.I. Health Care Fund (Series I) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.96%	–13.32%	8.30%	10.24%
Specialty(7)	Invesco V.I. Technology Fund (Series I) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.98%	–39.95%	6.31%	10.46%
Specialty(7)	MML Managed Volatility Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Gateway Investment Advisers, LLC	1.08%	–12.05%	2.22%	4.81%
Specialty(7)	PIMCO CommodityRealReturn® Strategy Portfolio (Advisor Class) Adviser: Pacific Investment Management Company LLC Sub-Adviser: N/A	1.39%(*)	8.66%	6.94%	–1.66%
Specialty(7)	VY® CBRE Global Real Estate Portfolio (Class S) Adviser: Voya Investments, LLC Sub-Adviser: CBRE Clarion Securities LLC	0.93%(*)	–25.12%	1.59%	3.40%
(*)	These Funds and their investment advisers have entered into contractual fee waivers or expense reimbursements. These temporary fee reductions are reflected in their current expenses. Those contractual arrangements are designed to reduce the Fund’s total current expenses for Owners and will continue past the current year.
(1)	These are fund-of-funds investment choices. They are known as fund-of-funds because they invest in other underlying funds. A fund offered in a fund-of-funds structure may have higher expenses than a direct investment in its underlying funds because a fund-of-funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying funds in which it invests.
(2)	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. The yield of this Fund may become very low during periods of low interest rates. After deduction of Separate Account charges, the yield in the division that invests in this Fund could be negative.
(3)	Unavailable in Contracts issued on or after January 19, 2008.

(4)	Unavailable in Contracts issued on or after April 30, 2012.

(5)	The Fund is a “feeder” fund, meaning that it does not buy investment securities directly, but instead invests in shares of a corresponding “master” fund, which in turn purchases investment securities. A fund offered in a master feeder structure may have higher expenses than those of a fund which invests directly in securities because the “feeder” fund bears its own expenses in addition to those of the “master” fund. You should read the Fund prospectuses for more information about this “feeder” fund.

(6)	The MML American Funds Growth Fund invests all of its assets in the Class 1 shares of the American Funds Insurance Series® – Growth Fund. However, this Fund is not available directly as investment choices under your MassMutual variable product. You should read the prospectus along with the prospectus for the MML American Funds Growth Fund.

(7)	Specialty funds are an all-encompassing category that consists of funds that forgo broad diversification to concentrate on a certain segment of the economy or a specific targeted strategy. For example, sector funds are targeted strategy funds aimed at specific sectors of the economy, such as financial, technology, healthcare, and so on. Sector funds can, therefore, be more volatile than a more diversified equity fund since the stocks in a given sector tend to be highly correlated with each other.

Appendix B

Free Withdrawal Amount Example

Example 1 ~ Free Withdrawal Amount in Second Contract Year at the Time of a Withdrawal

The values shown are based on the following assumptions:

•	Your initial Purchase Payment of $100,000 is credited to your Contract on the Issue Date.

•	In Contract Year 2, an additional Purchase Payment of $10,000 is made.

•	In Contract Year 3, the Contract Value is $125,000.

Based on the above, we have the following values for the calculation of the Free Withdrawal Amount.

Beginning of Contract Year	Transaction	Pre- Transaction Contract Value	Purchase Payment Amount	Post- Transaction Contract Value	Free Withdrawal Amount
1	Purchase Payment 1	$ 0	$100,000	$100,000	$10,000
2	Purchase Payment 2	102,000	10,000	112,000	10,200
3		125,000		125,000	12,500

In Contract Year 1, 10% of the Contract Value of $100,000 is $10,000 which is the Free Withdrawal Amount.

In Contract Year 2, the Free Withdrawal Amount is 10% of the Contract Value which is $10,200 (10% x (102,000)).

In Contract Year 3, 10% of the total Contract Value is $12,500 (10% x $125,000), so the Free Withdrawal Amount  is $12,500.

Appendix C

Contingent Deferred Sales Charge (CDSC) Example

Example 1 ~ CDSC for Flexible Purchase Payment Contracts

•	The following Purchase Payments are made:

Purchase Payment	Contract Year	Date	Amount	End of Year Contract Value
1 (on Issue Date)	1	January 15	$100,000	$105,000
2	1	May 15	10,000	120,000
3	2	January 15	20,000	160,000
4	7	January 15	12,000	180,000

•	In Contract Year 8, a partial withdrawal of $50,000 is made.

•	To calculate the CDSC, we first determine the Free Withdrawal Amount not subject to a CDSC. The Free Withdrawal Amount is 10% of the Contract Value which is $18,000 (10% x $180,000).

•	We next determine the remaining withdrawal amount after the deduction of the Free Withdrawal Amount which is $32,000 ($50,000 – $18,000).

•	Since the withdrawal is being made in Contract Year 8, the CDSC charge is 2% or $640 ($32,000 x 2%).

•	The total CDSC for this withdrawal is $640, which is deducted from the withdrawal amount of $50,000. The net amount of $49,360 ($50,000 – $640) is paid to the Contract Owner, unless otherwise instructed.

Appendix D

Death Benefit Examples

Example 1 ~ Impact of Purchase Payments and Determination of Benefit

The values shown are based on the following assumptions:

•	Initial Purchase Payment = $100,000.

•	A subsequent Purchase Payment of $10,000 is made at beginning of Contract Year 2.

•	Contract Owner dies in Contract Year 5 and had not yet attained Age 80.

Beginning of Contract Year	Purchase Payment	Contract Value After Purchase Payment	Total Purchase Payments
1	$100,000	$100,000	$100,000
2	10,000	115,000	110,000
5 (receive due proof of Contract Owner’s death and election of the payment method)		101,000	110,000

•	On the Issue Date, a $100,000 Purchase Payment is made. This is the initial total Purchase Payments adjusted for withdrawals.

•	At the beginning of Contract Year 2, a $10,000 subsequent Purchase Payment is made, bringing the total Purchase Payments adjusted for withdrawals to $110,000.

•	Contract Owner dies in Contract Year 5. When we receive due proof of death and election of the payment method for the death benefit, the Contract Value is $101,000. The total Purchase Payments adjusted for withdrawals is $110,000. The Basic Death Benefit is the greater of these two values. Therefore, the death benefit is $110,000.

Example 2a ~ Impact of Withdrawal and Determination of Benefit for Contracts issued on or after October 1, 2003

The values shown are based on the following assumptions:

•	Initial Purchase Payment = $100,000.

•	A subsequent Purchase Payment of $10,000 is made at beginning of Contract Year 2.

•	A withdrawal of $30,000 is made at beginning of Contract Year 5.

•	Owner dies in Contract Year 6 and had not yet attained Age 80.

Beginning of Contract Year	Purchase Payment	Withdrawal	Contract Value After Purchase Payment	Total Purchase Payments Adjusted for Withdrawals
1	$100,000		$100,000	$100,000
2	10,000		115,000	110,000
5 (immediately prior to withdrawal)			120,000	110,000
5 (immediately after withdrawal)		$30,000	90,000	82,500
6 (receive due proof of Contract Owner’s death and election of the payment method)			80,000	82,500

•	On the Issue Date, a $100,000 Purchase Payment is made. This is the initial total Purchase Payments adjusted for withdrawals.

•	At the beginning of Contract Year 2, a $10,000 subsequent deposit is made, bringing the total Purchase Payments adjusted for withdrawals to $110,000.

•	At the beginning of Contract Year 5, a $30,000 withdrawal (including any CDSC) is made.

•	Immediately prior to when the withdrawal is made, the Contract Value is $120,000, and the total Purchase Payments adjusted for withdrawals is $110,000.

•	Immediately after the withdrawal is made, the Contract Value becomes $90,000 ($120,000 – $30,000 = $90,000), so the Contract Value has been reduced by 25% ($30,0000/$120,000). The total Purchase Payments adjusted for withdrawals is reduced by $27,500 (25% × $110,000) to $82,500 ($110,000 – $27,500).

•	Contract Owner dies in Contract Year 6. When we receive due proof of death and election of the payment method for the death benefit, the Contract Value is $80,000. The total Purchase Payments adjusted for withdrawals is $82,500. Therefore, the death benefit is $82,500 (the greater of $82,500 and $80,000).

Example 2b ~ Impact of Withdrawal and Determination of Benefit for Contracts Issued before October 1, 2003

The values shown are based on the following assumptions:

•	Initial Purchase Payment = $100,000.

•	A subsequent Purchase Payment of $10,000 is made at beginning of Contract Year 2.

•	A withdrawal of $30,000 is made at beginning of Contract Year 5.

•	Contract Owner dies in Contract Year 6 and had not yet attained Age 80.

Beginning of Contract Year	Purchase Payment	Withdrawal	Contract Value After Purchase Payment	Total Purchase Payments Less Withdrawals
1	$100,000		$100,000	$100,000
2	10,000		115,000	110,000
5 (immediately prior to withdrawal)			120,000	110,000
5 (immediately after withdrawal)		$30,000	90,000	80,000
6 (receive due proof of Contract Owner’s death and election of the payment method)			95,000	80,000

•	On the Issue Date, a $100,000 Purchase Payment is made. This is the initial total Purchase Payments less withdrawals.

•	At the beginning of Contract Year 2, a $10,000 subsequent deposit is made, bringing the total Purchase Payments less withdrawals to $110,000.

•	At the beginning of Contract Year 5, a $30,000 withdrawal (including any CDSC) is made.

•	Immediately prior to when the withdrawal is made, the Contract Value is $120,000, and the total Purchase Payments less withdrawals is $110,000.

•	Immediately after the withdrawal is made, the Contract Value becomes $90,000 ($120,000 – $30,000 = $90,000). The total Purchase Payments less withdrawals is reduced to $80,000 ($110,000 – $30,000).

•	Contract Owner dies in Contract Year 6. When we receive due proof of death and election of the payment method for the death benefit, the Contract Value is $95,000. The total Purchase Payments less withdrawals is $80,000. Therefore, the death benefit is $95,000 (the greater of $95,000 and $80,000).

Example 3 ~ Impact of Reaching Age 80

The values shown are based on the following assumptions:

•	Initial Purchase Payment = $100,000.

•	A subsequent Purchase Payment of $10,000 is made at beginning of Contract Year 2.

•	Contract Owner reaches Age 80 in Contract Year 5. Please see definition of Age earlier in this prospectus.

Beginning of Contract Year	Purchase Payment	Contract Value After Purchase Payment	Total Purchase Payments
1	$100,000	$100,000	$100,000
2	10,000	115,000	110,000
5 (Contract Owner turns Age 80(1))		101,000	N/A
6 (receive due proof of Owner’s death and election of the payment method)		109,000	N/A
(1)	Age is as of the nearest birthday. For example, Age 80 is generally the period of time between age 79 years, 6 months and 1 day and age 80 and 6 months.

•	On the Issue Date, a $100,000 Purchase Payment is made. This is the initial total Purchase Payments adjusted for withdrawals.

•	At the beginning of Contract Year 2, a $10,000 subsequent deposit is made, bringing the total Purchase Payments adjusted for withdrawals to $110,000.

•	At the beginning of Contract Year 5, the Contract Owner has turned Age 80. The Contract Value is $101,000 and the total Purchase Payments adjusted for withdrawals are no longer considered for valuing the death benefit.

•	At the beginning of Contract Year 6, the Contract Value is $109,000. Since the Owner is 80, the value of the Basic Death Benefit is the Contract Value as of the Business Day proof of death and election of payment method in Good Order are received. Therefore, the Basic Death Benefit is $109,000.

Example 4 ~ Impact of an Outstanding Loan

The values shown are based on the following assumptions:

•	Initial Purchase Payment = $100,000.

•	A subsequent Purchase Payment of $10,000 is made at beginning of Contract Year 2.

•	A $30,000 loan is taken in Contract Year 3 and repayments begin 3 months later.

•	Contract Owner dies in Contract Year 5 and had not yet attained Age 80.

Beginning of Contract Year	Purchase Payment	Loan	Contract Value After Purchase Payment and Loan	Total Purchase Payments Less Outstanding Loans
1	$100,000		$100,000	$100,000
2	10,000		115,000	110,000
3		$30,000	85,000	80,000
5 (receive due proof of Contract Owner’s death and election of the payment method)			90,000	85,000

•	On the Issue Date, a $100,000 Purchase Payment is made. This is the initial total Purchase Payments adjusted for withdrawals.

•	At the beginning of Contract Year 2, a $10,000 subsequent Purchase Payment is made, bringing the total Purchase Payments adjusted for withdrawals to $110,000.

•	At the beginning of Contract Year 3, a $30,000 loan is taken, bringing the total Purchase Payments less loans to $80,000 ($110,000 – $30,000).

•	Contract Owner dies in Contract Year 5. When we receive due proof of death and election of the payment method for the death benefit, the Contract Value is $90,000. With the loan repayments the total Purchase Payments adjusted for withdrawals is $85,000. The Basic Death Benefit is the greater of these two values. Therefore, the death benefit is $90,000.

Appendix E

State Variations of Certain Contract  Features

The following chart describes the material variation of certain features and/or benefits of the Contract in states where the Contract has been approved as of the date of the prospectus.

State	Feature	Variation
Maryland	Terminal Illness Benefit	Not available.
Massachusetts	Annuity Payments	Unisex rates are used in calculating Annuity Payments.
	Terminal Illness Benefit	Not available.
North Carolina	Terminal Illness Benefit	Not available.
Oregon	Contingent Deferred Sales Charge (CDSC), Withdrawal, Annuity Options	Waives CDSC for transfer of Contract Value to an Annuity Option.

If Annuity Payments become payable under Annuity Option B and during the guaranteed period an election is made to have the present value of the remaining guaranteed Annuity Payments commuted and paid in a lump sum, the Company may assess any applicable CDSCs from the resulting commuted value prior to payment of the lump sum.

Pennsylvania	Terminal Illness Benefit	Not available.
Texas	Contingent Deferred Sales Charge	CDSC in Contract Year 2 is 7.5%.
Washington	Contingent Deferred Sales Charge (CDSC), Withdrawal, Annuity Options	Waives CDSC for transfer of Contract Value to an Annuity Option.

If Annuity Payments become payable under Annuity Option B and during the guaranteed period an election is made to have the present value of the remaining guaranteed Annuity Payments commuted and paid in a lump sum, the Company may assess any applicable CDSCs from the resulting commuted value prior to payment of the lump sum.

The SAI contains additional information about the Separate Account. The SAI is incorporated into this prospectus by reference and it is legally part of this prospectus. We filed the SAI with the SEC. The SEC maintains a website (www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC.

Reports and other information about the Separate Account, including the SAI, are available on the SEC website (www.sec.gov).

For a free copy of the SAI, other information about this Contract, or general inquiries, contact our Service Center:

MassMutual
Document Management Services  –  Annuities W360
PO Box 9067
Springfield, MA 01102-9067
(800) 272-2216
(Fax) (866) 329-4272
(Email) ANNfax@MassMutual.com
www.MassMutual.com

Investment Company Act file number: 811-08698
Securities Act file number: 333-95845
Class (Contract) Identifier: C000021290

STATEMENT OF ADDITIONAL INFORMATION

C.M. LIFE INSURANCE COMPANY
(Depositor)

C.M. MULTI-ACCOUNT A
(Registrant)

MASSMUTUAL ARTISTRY

May 1, 2023

This is not a prospectus. This Statement of Additional Information (SAI) should be read in conjunction with the prospectus dated May 1, 2023, for the individual or group variable deferred annuity contracts with flexible Purchase Payments which are referred to herein.

For a copy of the prospectus, call (800) 272-2216, visit online at www.MassMutual.com/MMArtistry, send an email request to MassMutualServiceCenter@MassMutual.com, or write to MassMutual, Document Management Services – Annuities W360, PO Box 9067, Springfield, MA 01102-9067.

TABLE OF CONTENTS

	SAI	Prospectus
The Company	2	15
The Separate Account	2	15
Assignment of Contract	2	50
Distribution and Administration	3	49
Accumulation Units and Unit Value	3	24
Transfers During the Income Phase	4	27
Payment of Death Benefit	4	35
Annuity Payments	5	30
Experts	5
Financial Statements	6

1

THE COMPANY

C.M. Life Insurance Company (C.M. Life) is a wholly owned stock life insurance subsidiary of Massachusetts Mutual Life Insurance Company (MassMutual). C.M. Life provides life insurance and annuities to individuals and group life insurance to institutions. C.M. Life was established on April 25, 1980 and is organized as a mutual life insurance company in the State of Connecticut.

MassMutual and its domestic life insurance subsidiaries provide individual and group life insurance, disability insurance, individual and group annuities and guaranteed interest contracts to individual and institutional customers in all 50 states of the U.S., the District of Columbia and Puerto Rico. Products and services are offered primarily through MassMutual’s distribution channels: MassMutual Financial Advisors, MassMutual Strategic Distributors, Digital Distribution, Institutional Solutions and Worksite.

MassMutual’s home office is located at 1295 State Street, Springfield, Massachusetts 01111-0001. C.M. Life’s home office is located at 200 Great Pond Drive, Suite 150, Windsor, Connecticut 06095.

THE SEPARATE ACCOUNT

We established C.M. Multi-Account A (Separate Account) as a Separate Account under Connecticut law on August 3, 1994. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

The Separate Account holds the assets that underlie the Contracts, except those assets allocated to our General Account. We keep the Separate Account assets separate from the assets of our General Account and other separate accounts. The Separate Account is divided into sub-accounts, each of which invests exclusively in a single investment choice.

We own the assets of the Separate Account. We credit gains to, or charge losses against, the Separate Account, whether or not realized, without regard to the performance of other investment accounts. The Separate Account’s assets may not be used to pay any of our liabilities other than those arising from the Contracts. If the Separate Account’s assets exceed the required reserves and other liabilities, we may transfer the excess to our General Account. The obligations of the Separate Account are not our generalized obligations and will be satisfied solely by the assets of the Separate Account.

ASSIGNMENT OF CONTRACT

In certain states, the Contract cannot be assigned without C.M. Life’s approval. C.M. Life will refuse or accept any request to assign the Contract on a non-discriminatory basis. Please refer to your Contract.

The Company will not be charged with notice of any assignment of a Contract or of the interest of any Beneficiary or of any other person unless the assignment is in writing and the Company receives the original or a true copy thereof at its Service Center. The Company assumes no responsibility for the validity of any assignment.

For Qualified Contracts, the following provisions should be noted:

(1)   No person entitled to receive Annuity Payments under a Contract or part or all of the Contract’s Value will be permitted to commute, anticipate, encumber, alienate or assign such amounts, except upon the written authority of the Contract Owner given during the Annuitant’s lifetime and received in Good Order by the Company at its Service Center. To the extent permitted by law, no Contract nor any proceeds or interest payable thereunder will be subject to the Annuitant’s or any other person’s debts, contracts or engagements, nor to any levy or attachment for payment thereof;

(2)   If an assignment of a Contract is in effect on the maturity date, the Company reserves the right to pay to the assignee in one sum the amount of the Contract’s maturity value to which he is entitled, and to pay any balance of such value in one sum to the Contract Owner, regardless of any payment options which the Contract Owner may have elected. Moreover, if an assignment of a Contract is in effect at the death of the Annuitant prior to the maturity date, the Company will pay to the assignee in one sum, to the extent that he is entitled, the greater of: (a) the total of all Purchase Payments, less the net amount of all partial redemptions, and less the amount of any outstanding loan, and (b) the accumulated value of the Contract less the amount of any outstanding loan. Any balance of such value will be paid to the Beneficiary in one sum or applied under one or more of the payment options elected;

(3)   Contracts used in connection with a tax-qualified retirement plan must be endorsed to provide that they may not be sold, assigned or pledged for any purpose unless they are owned by the trustee of a trust described in Section 401(a) or by the administrator of an annuity plan described under Section 403(a) of the Internal Revenue Code of 1986, as amended (IRC); and

2

(4)   Contracts issued under a plan for an Individual Retirement Annuity pursuant to IRC Section 408, or for a Roth Individual Retirement Annuity pursuant to IRC Section 408A, must be endorsed to provide that they are non-transferable. Such Contracts may not be sold, assigned, discounted, or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose by the Annuitant to any person or party other than the Company, except to a former spouse of the Annuitant in accordance with the terms of a divorce decree or other written instrument incident to a divorce.

Assignments may be subject to federal income tax.

DISTRIBUTION AND ADMINISTRATION

The Contracts are no longer for sale to the public. Pursuant to separate underwriting agreements with the Company, on its own behalf and on behalf of the Separate Account, MML Investors Services, LLC (MMLIS), a subsidiary of MassMutual, serves as principal underwriter of the Contracts sold by its registered representatives, and MML Strategic Distributors, LLC (MSD), a subsidiary of MassMutual, serves as principal underwriter of the Contracts sold by registered representatives of other broker-dealers who have entered into distribution agreements with MSD.

MMLIS and MSD are located at 1295 State Street, Springfield, MA 01111-0001. MMLIS and MSD are registered with the SEC as broker-dealers under the Securities and Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority (FINRA).

During the last three years, MMLIS and MSD were paid the compensation amounts shown below for their actions as principal underwriters for the Contracts described in the prospectus.

Year	MMLIS	MSD
2022	$86,016	$19,242
2021	$45,277	$21,053
2020	$67,603	$22,117

Commissions for sales of the Contracts by MMLIS registered representatives are paid by MassMutual on behalf of MMLIS to its registered representatives. Commissions for sales of the Contracts by registered representatives of other broker-dealers are paid by MassMutual on behalf of MSD to those broker-dealers.

During the last three years, commissions, as described in the prospectus, were paid by MassMutual through MMLIS and MSD as shown below.

Year	MMLIS	MSD
2022	$463,264	$219,937
2021	$532,815	$257,026
2020	$607,632	$262,690

We no longer offer the Contract for sale to the public. However, Contract Owners may continue to make Purchase Payments to existing Contracts, subject to the limitations described in the prospectus.

This offering is on a continuous basis.

Under an administration agreement with the Separate Account, MassMutual has agreed to provide and assume: (1) all services and expenses required for the administration of Contracts with assets held by the Separate Account; and (2) all services and expenses required for the administration of the Separate Account. C.M. Life compensated MassMutual for providing these administrative services as shown below.

2022	2021	2020
$6,615,729	$7,461,622	$10,243,300

ACCUMULATION UNITS AND UNIT VALUE

During the Accumulation Phase, Accumulation Units shall be used to account for all amounts allocated to or withdrawn from the Sub-Accounts as a result of Purchase Payments, withdrawals, transfers, or fees and charges. The Company will determine the number of Accumulation Units of a Sub-Account purchased or canceled. This will be done by dividing the amount allocated to (or the amount withdrawn from) the Sub-Account by the dollar value of one Accumulation Unit of the Sub-Account as of the end of the Business Day during which the transaction is received at the Service Center.

3

The Accumulation Unit value for each Sub-Account was arbitrarily set initially at $10. Subsequent Accumulation Unit values for each Sub-Account are determined for each day in which the New York Stock Exchange is open for business (Business Day) by multiplying the Accumulation Unit value for the immediately preceding Business Day by the net investment factor for the Sub-Account for the current Business Day.

The net investment factor for each Sub-Account is determined by dividing A by B and subtracting C where:

A is (i) the net asset value per share of the funding vehicle or portfolio of a funding vehicle held by the Sub-Account for the current Business Day; plus (ii) any dividend per share declared on behalf of such funding vehicle or portfolio of a funding vehicle that has an ex-dividend date within the current Business Day; less (iii) the cumulative charge or credit for taxes reserved which is determined by the Company to have resulted from the operation or maintenance of the Sub-Account.

B is the net asset value per share of the funding vehicle or portfolio held by the Sub-Account for the immediately preceding Business Day, minus the cumulative charge or credit for taxes reserved which is determined by C.M. Life to have resulted from the operation or maintenance of the Sub-Account as of the immediately preceding Business Day.

C is the cumulative charge since the immediately preceding Business Day for the mortality and expense risk charge and for the administrative charge.

The Accumulation Unit value may increase or decrease from Business Day to Business Day.

TRANSFERS DURING THE INCOME PHASE

Transfers of annuity reserves between Sub-Accounts will be made by converting the number of annuity units attributable to the annuity reserves being transferred to the number of annuity units of the Sub-Account to which the transfer is made, so that the next Annuity Payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, Annuity Payments will reflect changes in the value of the new annuity units.

The amount transferred to the General Account from a Sub-Account will be based on the annuity reserves for the Contract in that Sub-Account. Transfers to the General Account will be made by converting the annuity units being transferred to purchase fixed Annuity Payments under the Annuity Option in effect and based on the Age of the Annuitant at the time of the transfer.

See the “Transfers and Transfer Programs – Transfers During the Income Phase” section in the prospectus for more information about transfers during the Income Phase.

PAYMENT OF DEATH BENEFIT

The Company will require due proof of death before any death benefit is paid. Due proof of death will be:

(1)   a certified death certificate;

(2)   a certified decree of a court of competent jurisdiction as to the finding of death; or

(3)   any other proof satisfactory to the Company.

All death benefits will be paid in accordance with applicable law or regulations governing death benefit payments.

The Beneficiary designation in effect on the date we issue the Contract will remain in effect until changed. Unless the Contract Owner provides otherwise, the death benefit will be paid in equal shares to the Beneficiary(ies) as follows:

(1)   to the primary Beneficiary(ies) who survive the Contract Owner’s and/or the Annuitant’s death, as applicable; or

(2)   if there is no primary Beneficiary who survives the Contract Owner’s death and/or any Annuitant’s death, as applicable, to the contingent Beneficiary(ies) who survive the Contract Owner’s and/or the Annuitant’s death, as applicable; or

(3)   if there is no primary or contingent Beneficiary who survives the Contract Owner’s death and/or any Annuitant’s death, as applicable, to the Contract Owner or the Contract Owner’s estate.

You may name an irrevocable Beneficiary(ies). In that case, a change of Beneficiary requires the consent of any irrevocable Beneficiary. If an irrevocable Beneficiary is named, the Contract Owner retains all other contractual rights.

See the “Death Benefit” section in the prospectus for more information on death benefits.

4

ANNUITY PAYMENTS

A variable Annuity Payment is an annuity with payments which:

(1)  are not predetermined as to dollar amount; and

(2)  will vary in amount with the net investment results of the applicable Sub-Accounts.

Annuity Payments also depend upon the Age of the Annuitant and any joint Annuitant and the assumed interest factor utilized and may vary by gender of the Annuitant and any joint Annuitant. The annuity table used will depend upon the Annuity Option chosen. The dollar amount of Annuity Payments after the first is determined as follows:

(1)  The dollar amount of the first Annuity Payment is divided by the value of an annuity unit as of the Annuity Date. This establishes the number of annuity units for each Annuity Payment. The number of annuity units will remain the same for the life of the Contract unless you transfer among investment choices during the Income Phase or if you elected an Annuity Option with reduced payments to the survivor and the reduced payments to a survivor commence.

(2)  For each Sub-Account, the fixed number of annuity units is multiplied by the annuity unit value on each subsequent Annuity Payment date.

(3)  The total dollar amount of each variable Annuity Payment is the sum of all Sub-Account variable Annuity Payments.

The number of annuity units is determined as follows:

(1)  The number of annuity units credited in each Sub-Account will be determined by dividing the product of the portion of the Contract Value to be applied to the Sub-Account and the annuity purchase rate by the value of one annuity unit in that Sub-Account on the Annuity Date. The purchase rates are set forth in the variable annuity rate tables in the Contract.

(2)  For each Sub-Account, the amount of each Annuity Payment equals the product of the Annuitant’s number of annuity units and the annuity unit value on the payment date. The amount of each payment may vary.

The value of any annuity unit for each Sub-Account was arbitrarily set initially at $10. The Sub-Account annuity unit value at the end of any subsequent valuation period is determined as follows:

(1)  The net investment factor for the current Business Day is multiplied by the value of the annuity unit for the Sub-Account for the immediately preceding Business Day.

(2)  The result in (1) is then divided by an assumed investment rate factor. The assumed investment rate factor equals 1.00 plus the assumed investment rate for the number of days since the preceding Business Day. The assumed investment rate is based on an effective annual rate of 4%.

The value of an annuity unit may increase or decrease from Business Day to Business Day. See “The Income Phase” section in the prospectus for more information.

EXPERTS

The financial statements of C.M. Multi-Account A as of December 31, 2022 and for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended and the statutory financial statements of C.M. Life Insurance Company (the Company) as of December 31, 2022 and 2021, and for each of the years in the three-year period ended December 31, 2022, each have been included in this Statement of Additional Information herein in reliance upon the reports of KPMG LLP, an independent registered public accounting firm, each of which are also included herein, and upon the authority of said firm as experts in accounting and auditing. KPMG LLP’s report, dated March 7, 2023, states that the Company prepared its financial statements using statutory accounting practices prescribed or permitted by the State of Connecticut Insurance Department (statutory accounting practices), which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, KPMG LLP’s report states that the financial statements of the Company are not intended to be and, therefore, are not presented fairly in accordance with U.S. generally accepted accounting principles and further states that those statements are presented fairly, in all material respects, in accordance with the statutory accounting practices. The principal business address of KPMG LLP is One Financial Plaza, 755 Main Street, Hartford, Connecticut 06103.

5

FINANCIAL STATEMENTS

The Registrant

Report of Independent Registered Public Accounting Firm

Statement of Assets and Liabilities as of December 31, 2022

Statements of Operations and Changes in Net Assets for the years ended December 31, 2022 and 2021

Notes to Financial Statements

The Depositor

Independent Auditors’ Report

Statutory Statements of Financial Position as of December 31, 2022 and 2021

Statutory Statements of Operations for the years ended December 31, 2022, 2021 and 2020

Statutory Statements of Changes in Surplus for the years ended December 31, 2022, 2021 and 2020

Statutory Statements of Cash Flows for the years ended December 31, 2022, 2021 and 2020

Notes to Statutory Financial Statements

6

KPMG LLP

Two Financial Center

60 South Street

Boston, MA 02111

Report of Independent Registered Public Accounting Firm

The Board of Directors of C.M. Life Insurance Company and Contract Owners of C.M. Multi-Account A:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the sub-accounts listed in Appendix A that comprise C.M. Multi-Account A (collectively, the “Separate Account”), as of December 31, 2022, the related statements of operations and changes in net assets for each of the years in the two-year period then ended (or for the period indicated in Appendix A), and the related notes including the financial highlights in Note 8 for each of the years or periods in the five-year period then ended (collectively, the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each sub-account as of December 31, 2022, and the results of their operations and changes in net assets for each of the years in the two-year period then ended (or for the period indicated in Appendix A), and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Such procedures also included confirmation of securities owned as of December 31, 2022, by correspondence with the underlying mutual funds or their transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the MassMutual Separate Accounts’ auditor since 2004.

Boston, Massachusetts

March 8, 2023

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with

KPMG International Limited, a private English company limited by guarantee.

F-1

Appendix A

C.M. Multi-Account A was comprised of the following sub-accounts of as December 31, 2022. Statements of assets and liabilities as of December 31, 2022, statements of operations and changes in net assets for each of the years in the two-year period ended December 31, 2022 unless otherwise noted.

Sub-Accounts
Fidelity® VIP Contrafund® Sub-Account	MML Fundamental Equity Sub-Account
Invesco Oppenheimer V.I. International Growth Sub-Account	MML Fundamental Value Sub-Account
Invesco V.I. Capital Appreciation Sub-Account	MML Global Sub-Account
Invesco V.I. Conservative Balanced Sub-Account	MML Growth Allocation Sub-Account
Invesco V.I. Core Plus Bond Sub-Account*	MML High Yield Sub-Account
Invesco V.I. Discovery Mid Cap Growth Sub-Account	MML Income & Growth Sub-Account
Invesco V.I. Diversified Dividend Sub-Account	MML Inflation- Protected and Income Sub-Account
Invesco V.I. Global Strategic Income Sub-Account	MML International Equity Sub-Account
Invesco V.I. Global Sub-Account	MML Large Cap Growth Sub-Account
Invesco V.I. Health Care Sub-Account	MML Managed Bond Sub-Account (Initial Class)
Invesco V.I. Main Street Sub-Account	MML Managed Bond Sub-Account (Service Class)
Invesco V.I. Technology Sub-Account	MML Managed Volatility Sub-Account
Invesco V.I. U.S. Government Money Sub-Account	MML Mid Cap Growth Sub-Account
MML Aggressive Allocation Sub-Account	MML Mid Cap Value Sub-Account
MML American Funds Core Allocation Sub-Account	MML Moderate Allocation Sub-Account
MML American Funds Growth Sub-Account	MML Short-Duration Bond Sub-Account
MML Balanced Allocation Sub-Account	MML Small Cap Equity Sub-Account
MML Blend Sub-Account	MML Small Cap Growth Equity Sub-Account
MML Blue Chip Growth Sub-Account	MML Small Company Value Sub-Account
MML Conservative Allocation Sub-Account	MML Small/Mid Cap Value Sub-Account
MML Equity Sub-Account	MML Strategic Emerging Markets Sub-Account
MML Equity Income Sub-Account	MML Sustainable Equity Sub-Account*
MML Equity Index Sub-Account	MML Total Return Bond Sub-Account
MML Focused Equity Sub-Account	MML U.S. Government Money Market Sub-Account
MML Foreign Sub-Account	PIMCO Commodity-RealReturn® Strategy Sub-Account
VY® CBRE Global Real Estate Sub-Account*

* See Note 2 to the financial statements for the previous name of this sub-account.

Statements of operations and changes in net assets for the period January 1, 2022 to November 4, 2022 (liquidation) and for the year ended December 31, 2021.

MML American Funds International Sub-Account

F-2

C.M. Multi-Account A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2022

		Invesco
	Fidelity®	Oppenheimer V.I.	Invesco V.I.	Invesco V.I.		Invesco V.I.	Invesco V.I.	Invesco V.I.
	VIP	International	Capital	Conservative	Invesco V.I.	Discovery	Diversified	Global Strategic
	Contrafund®	Growth	Appreciation	Balanced	Core Plus Bond	Mid Cap Growth	Dividend	Income
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
ASSETS
Investments
Number of shares	2,164,002	8,251,933	1,045,272	633,147	594,829	463,410	126,485	5,654,557
Identified cost	$78,018,983	$18,351,922	$50,657,066	$9,160,027	$3,978,992	$34,480,907	$3,286,657	$27,918,705
Value	$81,972,404	$13,863,249	$36,344,111	$8,813,402	$3,307,250	$25,723,887	$3,160,872	$22,278,956
Dividends receivable	-	-	-	-	-	-	-	-
Receivable from C.M. Life Insurance Company	13,684	144	-	566	-	-	-	-
Total assets	81,986,088	13,863,393	36,344,111	8,813,968	3,307,250	25,723,887	3,160,872	22,278,956
LIABILITIES
Payable to fund Annuitant mortality fluctuation reserve	3,437	1,043	8,706	3,302	4,328	4,646	-	3,865
Payable to C.M. Life Insurance Company	-	-	142	-	77	86	5	98
Total liabilities	3,437	1,043	8,848	3,302	4,405	4,732	5	3,963
NET ASSETS	$81,982,651	$13,862,350	$36,335,263	$8,810,666	$3,302,845	$25,719,155	$3,160,867	$22,274,993
Net Assets:
Accumulation units - value	$81,854,285	$13,811,377	$36,041,684	$8,700,609	$3,158,566	$25,564,375	$3,160,867	$22,128,201
Contracts in payout (annuitization) period	128,366	50,973	293,579	110,057	144,279	154,780	-	146,792
Net assets	$81,982,651	$13,862,350	$36,335,263	$8,810,666	$3,302,845	$25,719,155	$3,160,867	$22,274,993
Outstanding units
Contract owners	1,770,324	625,287	1,395,741	538,086	241,891	1,308,273	203,141	1,157,751
UNIT VALUE
Panorama Premier	$57.99	$34.32	$29.44	$16.23	$13.65	$26.49	$16.10	$19.12
Panorama Passage®
Tier 1	43.30	22.02	29.35	15.90	-	26.04	15.77	18.63
Tier 2	41.96	21.34	28.44	15.41	-	25.23	15.28	18.05
Tier 3	45.89	23.34	31.11	16.83	-	27.59	16.69	19.75
Tier 4	43.60	22.17	29.56	15.99	-	26.22	15.86	18.76
MassMutual Artistry	39.54	16.55	21.78	16.52	-	14.78	14.71	19.16

See Notes to Financial Statements.

F-3

C.M. Multi-Account A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2022

							MML	MML
					Invesco V.I.	MML	American	American
	Invesco V.I.	Invesco V.I.	Invesco V.I.	Invesco V.I.	U.S. Government	Aggressive	Funds	Funds
	Global	Health Care	Main Street	Technology	Money	Allocation	Core Allocation	Growth
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
ASSETS
Investments
Number of shares	1,906,562	304,708	2,386,506	299,622	4,453,609	2,828,105	1,108,856	440,670
Identified cost	$72,645,479	$8,454,595	$54,106,536	$6,629,387	$4,453,609	$27,720,978	$13,088,413	$6,956,957
Value	$59,294,081	$7,663,403	$38,470,467	$3,772,244	$4,453,609	$23,360,150	$11,509,926	$5,354,146
Dividends receivable	-	-	-	-	912	-	-	-
Receivable from C.M. Life Insurance Company	7,546	-	466	-	22	3	-	-
Total assets	59,301,627	7,663,403	38,470,933	3,772,244	4,454,543	23,360,153	11,509,926	5,354,146
LIABILITIES
Payable to fund Annuitant mortality fluctuation reserve	10,959	79	6,514	834	383	-	-	-
Payable to C.M. Life Insurance Company	-	21	-	42	-	-	2	-
Total liabilities	10,959	100	6,514	876	383	-	2	-
NET ASSETS	$59,290,668	$7,663,303	$38,464,419	$3,771,368	$4,454,160	$23,360,153	$11,509,924	$5,354,146
Net Assets:
Accumulation units - value	$58,917,474	$7,660,669	$38,190,136	$3,743,577	$4,441,387	$23,360,153	$11,509,924	$5,354,146
Contracts in payout (annuitization) period	373,194	2,634	274,283	27,791	12,773	-	-	-
Net assets	$59,290,668	$7,663,303	$38,464,419	$3,771,368	$4,454,160	$23,360,153	$11,509,924	$5,354,146
Outstanding units
Contract owners	1,800,117	232,075	1,414,996	475,023	412,683	1,051,581	469,342	106,486
UNIT VALUE
Panorama Premier	$39.65	$34.25	$27.24	$7.93	$11.68	$21.52	$-	$-
Panorama Passage®
Tier 1	38.97	33.56	27.62	7.77	10.00	21.24	-	-
Tier 2	37.76	32.52	26.76	7.53	9.69	20.73	-	-
Tier 3	41.30	35.52	29.27	8.23	10.60	22.04	-	-
Tier 4	39.24	33.75	27.81	7.82	10.07	21.20	-	-
MassMutual Artistry	27.66	31.05	25.54	7.85	10.33	22.24	24.52	50.28

See Notes to Financial Statements.

F-4

C.M. Multi-Account A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2022

	MML		MML	MML			MML	MML
	Balanced	MML	Blue Chip	Conservative	MML	MML	Equity	Focused
	Allocation	Blend	Growth	Allocation	Equity	Equity Income	Index	Equity
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
ASSETS
Investments
Number of shares	2,427,960	3,175,345	1,954,163	1,860,385	1,088,127	1,799,072	676,011	132,111
Identified cost	$23,779,351	$67,374,057	$32,057,681	$18,215,319	$28,604,109	$19,256,425	$18,715,194	$843,534
Value	$20,054,948	$53,418,874	$20,909,546	$14,976,100	$29,119,668	$18,170,631	$18,069,773	$912,885
Dividends receivable	-	-	-	-	-	-	-	-
Receivable from C.M. Life Insurance Company	-	1,121	-	-	-	-	-	-
Total assets	20,054,948	53,419,995	20,909,546	14,976,100	29,119,668	18,170,631	18,069,773	912,885
LIABILITIES
Payable to fund Annuitant mortality fluctuation reserve	-	12,311	540	-	7,058	223	1,957	-
Payable to C.M. Life Insurance Company	3	-	28	5	139	22	46	18
Total liabilities	3	12,311	568	5	7,197	245	2,003	18
NET ASSETS	$20,054,945	$53,407,684	$20,908,978	$14,976,095	$29,112,471	$18,170,386	$18,067,770	$912,867
Net Assets:
Accumulation units - value	$19,887,733	$52,992,133	$20,890,964	$14,857,189	$28,877,220	$18,136,286	$18,002,524	$912,867
Contracts in payout (annuitization) period	167,212	415,551	18,014	118,906	235,251	34,100	65,246	-
Net assets	$20,054,945	$53,407,684	$20,908,978	$14,976,095	$29,112,471	$18,170,386	$18,067,770	$912,867
Outstanding units
Contract owners	1,163,462	2,117,617	465,455	913,423	1,147,772	475,610	620,659	29,349
UNIT VALUE
Panorama Premier	$16.83	$23.58	$43.82	$15.99	$22.49	$37.17	$28.78	$30.66
Panorama Passage®
Tier 1	16.61	24.87	43.05	15.78	24.89	36.52	29.80	30.37
Tier 2	16.22	24.10	41.72	15.40	24.12	35.38	28.87	29.86
Tier 3	17.24	26.36	45.22	16.38	26.38	38.36	31.58	31.19
Tier 4	16.58	25.05	42.97	15.75	25.07	36.44	30.01	30.34
MassMutual Artistry	17.39	26.16	45.76	16.52	27.02	38.81	27.52	31.39

See Notes to Financial Statements.

F-5

C.M. Multi-Account A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2022

								MML
		MML	MML		MML		MML	Inflation-
	MML	Fundamental	Fundamental	MML	Growth	MML	Income	Protected
	Foreign	Equity	Value	Global	Allocation	High Yield	& Growth	and Income
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
ASSETS
Investments
Number of shares	821,217	118,662	125,586	2,479,792	6,751,518	332,909	2,062,600	941,581
Identified cost	$7,828,614	$1,149,862	$1,521,993	$17,214,426	$60,622,440	$3,184,096	$21,453,096	$9,717,328
Value	$6,832,526	$940,994	$1,394,002	$10,712,701	$49,826,205	$2,686,574	$22,317,333	$8,163,503
Dividends receivable	-	-	-	-	-	-	-	-
Receivable from C.M. Life Insurance Company	-	-	-	-	-	6	-	4
Total assets	6,832,526	940,994	1,394,002	10,712,701	49,826,205	2,686,580	22,317,333	8,163,507
LIABILITIES
Payable to fund Annuitant mortality fluctuation reserve	1,414	-	-	521	-	-	1,777	905
Payable to C.M. Life Insurance Company	39	8	8	148	14	-	31	-
Total liabilities	1,453	8	8	669	14	-	1,808	905
NET ASSETS	$6,831,073	$940,986	$1,393,994	$10,712,032	$49,826,191	$2,686,580	$22,315,525	$8,162,602
Net Assets:
Accumulation units - value	$6,783,933	$940,986	$1,393,994	$10,694,673	$49,826,191	$2,686,580	$22,256,277	$8,129,191
Contracts in payout (annuitization) period	47,140	-	-	17,359	-	-	59,248	33,411
Net assets	$6,831,073	$940,986	$1,393,994	$10,712,032	$49,826,191	$2,686,580	$22,315,525	$8,162,602
Outstanding units
Contract owners	486,450	33,095	61,358	608,358	2,441,861	160,734	775,986	561,291
UNIT VALUE
Panorama Premier	$14.29	$27.87	$22.34	$18.67	$19.79	$16.42	$33.14	$14.16
Panorama Passage®
Tier 1	14.35	27.61	22.12	18.04	19.52	16.23	25.45	13.92
Tier 2	13.91	27.14	21.75	17.48	19.06	15.91	24.66	13.49
Tier 3	15.21	28.35	22.72	19.12	20.26	16.75	26.98	14.62
Tier 4	14.45	27.58	22.10	18.16	19.49	16.21	25.63	13.89
MassMutual Artistry	13.58	28.53	22.87	13.47	20.45	16.88	24.33	14.79

See Notes to Financial Statements.

F-6

C.M. Multi-Account A

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2022

	MML	MML	MML	MML	MML			MML
	International	Large Cap	Managed	Managed	Managed	MML	MML	Moderate
	Equity	Growth	Bond	Bond	Volatility	Mid Cap Growth	Mid Cap Value	Allocation
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
			(Initial Class)	(Service Class)
ASSETS
Investments
Number of shares	30,301	1,341,468	1,668,146	185,792	562,286	7,089,170	4,487,157	5,757,099
Identified cost	$270,292	$14,794,923	$20,982,031	$2,339,595	$7,062,633	$96,775,108	$45,872,691	$59,369,379
Value	$263,012	$13,159,798	$17,681,358	$1,960,510	$7,493,525	$62,313,802	$41,147,228	$49,453,481
Dividends receivable	-	-	-	-	-	-	-	-
Receivable from C.M. Life Insurance Company	2	-	-	-	-	7,977	-	-
Total assets	263,014	13,159,798	17,681,358	1,960,510	7,493,525	62,321,779	41,147,228	49,453,481
LIABILITIES
Payable to fund Annuitant mortality fluctuation reserve	-	5,431	331	-	3,503	10,609	12,883	-
Payable to C.M. Life Insurance Company	-	105	12	-	77	-	259	5
Total liabilities	-	5,536	343	-	3,580	10,609	13,142	5
NET ASSETS	$263,014	$13,154,262	$17,681,015	$1,960,510	$7,489,945	$62,311,170	$41,134,086	$49,453,476
Net Assets:
Accumulation units - value	$263,014	$12,931,457	$17,654,402	$1,960,510	$7,334,307	$61,949,327	$40,704,669	$49,317,737
Contracts in payout (annuitization) period	-	222,805	26,613	-	155,638	361,843	429,417	135,739
Net assets	$263,014	$13,154,262	$17,681,015	$1,960,510	$7,489,945	$62,311,170	$41,134,086	$49,453,476
Outstanding units
Contract owners	25,296	589,822	953,932	165,674	464,736	934,023	709,587	2,677,267
UNIT VALUE
Panorama Premier	$-	$23.48	$-	$11.83	$15.70	$85.24	$53.55	$17.97
Panorama Passage®
Tier 1	-	23.63	17.94	-	15.38	63.01	56.60	17.73
Tier 2	-	22.90	17.39	-	14.91	61.06	54.84	17.31
Tier 3	-	25.04	19.01	-	16.28	66.78	59.98	18.40
Tier 4	-	23.79	18.07	-	15.47	63.45	56.99	17.70
MassMutual Artistry	10.40	19.44	18.30	-	16.36	51.28	60.96	18.57

See Notes to Financial Statements.

F-7

C.M. Multi-Account A

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2022

						MML		MML
	MML	MML	MML	MML	MML	Strategic	MML	Total
	Short-Duration	Small Cap	Small Cap	Small	Small/Mid Cap	Emerging	Sustainable	Return
	Bond	Equity	Growth Equity	Company Value	Value	Markets	Equity	Bond
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
ASSETS
Investments
Number of shares	232,139	1,875,132	1,350,850	126,670	1,199,076	183,920	1,570,302	233,276
Identified cost	$2,191,870	$17,482,259	$16,854,356	$1,316,025	$12,889,953	$1,574,771	$22,353,523	$2,500,877
Value	$2,001,041	$17,608,418	$11,377,921	$858,825	$10,647,793	$884,656	$27,087,716	$2,020,171
Dividends receivable	-	-	-	-	-	-	-	-
Receivable from C.M. Life Insurance Company	-	-	-	1	-	-	173	-
Total assets	2,001,041	17,608,418	11,377,921	858,826	10,647,793	884,656	27,087,889	2,020,171
LIABILITIES
Payable to fund Annuitant mortality fluctuation reserve	37	385	3,262	-	408	-	1,915	-
Payable to C.M. Life Insurance Company	16	19	69	-	19	-	-	12
Total liabilities	53	404	3,331	-	427	-	1,915	12
NET ASSETS	$2,000,988	$17,608,014	$11,374,590	$858,826	$10,647,366	$884,656	$27,085,974	$2,020,159
Net Assets:
Accumulation units - value	$1,999,762	$17,564,328	$11,265,867	$858,826	$10,633,760	$884,656	$27,022,129	$2,014,511
Contracts in payout (annuitization) period	1,226	43,686	108,723	-	13,606	-	63,845	5,648
Net assets	$2,000,988	$17,608,014	$11,374,590	$858,826	$10,647,366	$884,656	$27,085,974	$2,020,159
Outstanding units
Contract owners	200,603	403,547	288,359	24,694	252,726	71,106	711,380	207,352
UNIT VALUE
Panorama Premier	$9.84	$46.84	$49.08	$-	$40.82	$-	$37.10	$9.60
Panorama Passage®
Tier 1	9.73	42.09	43.25	-	40.11	-	36.45	9.51
Tier 2	9.54	40.78	41.91	-	38.86	-	35.32	9.35
Tier 3	10.05	44.61	45.84	-	42.13	-	38.28	9.77
Tier 4	9.72	42.38	43.55	-	40.03	-	36.37	9.50
MassMutual Artistry	10.12	41.00	31.17	34.78	42.63	12.44	38.74	9.83

See Notes to Financial Statements.

F-8

C.M. Multi-Account A

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2022

		PIMCO	VY®
	MML U.S.	Commodity-	CBRE
	Government	RealReturn®	Global
	Money Market	Strategy	Real Estate
	Sub-Account	Sub-Account	Sub-Account
ASSETS
Investments
Number of shares	20,174,036	304,307	173,334
Identified cost	$20,174,040	$2,500,070	$1,923,425
Value	$20,174,037	$2,133,194	$1,624,137
Dividends receivable	-	-	-
Receivable from C.M. Life Insurance Company	28	-	-
Total assets	20,174,065	2,133,194	1,624,137
LIABILITIES
Payable to fund Annuitant mortality fluctuation reserve	7,265	18	-
Payable to C.M. Life Insurance Company	1	22	26
Total liabilities	7,266	40	26
NET ASSETS	$20,166,799	$2,133,154	$1,624,111
Net Assets:
Accumulation units - value	$19,924,596	$2,130,626	$1,624,111
Contracts in payout (annuitization) period	242,203	2,528	-
Net assets	$20,166,799	$2,133,154	$1,624,111
Outstanding units
Contract owners	2,276,959	278,210	105,824
UNIT VALUE
Panorama Premier	$8.69	$7.52	$15.07
Panorama Passage®
Tier 1	8.57	7.41	14.85
Tier 2	8.37	7.21	14.46
Tier 3	8.90	7.72	15.48
Tier 4	8.56	7.39	14.82
MassMutual Artistry	8.98	7.80	15.64

See Notes to Financial Statements.

F-9

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2022

		Invesco
	Fidelity®	Oppenheimer V.I.	Invesco V.I.	Invesco V.I.		Invesco V.I.	Invesco V.I.	Invesco V.I.
	VIP	International	Capital	Conservative	Invesco V.I.	Discovery	Diversified	Global Strategic
	Contrafund®	Growth	Appreciation	Balanced	Core Plus Bond	Mid Cap Growth	Dividend	Income
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Investment income
Dividends	$463,132	$-	$-	$133,832	$148,779	$-	$61,135	$-
Expenses
Mortality and expense risk fees and administrative charges	1,187,510	195,685	549,471	132,990	49,804	372,483	40,669	301,733
Net investment income (loss)	(724,378)	(195,685)	(549,471)	842	98,975	(372,483)	20,466	(301,733)
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	3,338,238	127,422	265,737	334,710	(46,485)	248,060	18,785	(1,240,248)
Realized gain distribution	4,425,765	2,788,653	14,802,840	729,263	2,209	8,001,950	401,078	-
Realized gain (loss)	7,764,003	2,916,075	15,068,577	1,063,973	(44,276)	8,250,010	419,863	(1,240,248)
Change in net unrealized appreciation/depreciation of investments	(39,960,390)	(8,587,164)	(32,429,192)	(3,185,523)	(701,432)	(20,644,364)	(545,617)	(1,995,779)
Net gain (loss) on investments	(32,196,387)	(5,671,089)	(17,360,615)	(2,121,550)	(745,708)	(12,394,354)	(125,754)	(3,236,027)
Net increase (decrease) in net assets resulting from operations	(32,920,765)	(5,866,774)	(17,910,086)	(2,120,708)	(646,733)	(12,766,837)	(105,288)	(3,537,760)
Capital transactions:
Transfers of net premiums	1,132,716	1,214,847	304,993	15,073	-	164,062	54,124	326,095
Transfers due to death benefits	(840,353)	(258,218)	(603,193)	(330,872)	(119,551)	(173,167)	(36,215)	(231,682)
Transfers due to annuity benefit payments	(17,731)	(5,431)	(32,058)	(16,038)	(14,187)	(18,807)	-	(17,490)
Transfers due to withdrawal of funds	(8,336,023)	(1,362,830)	(3,743,404)	(836,311)	(300,294)	(1,866,032)	(248,275)	(2,218,821)
Transfers due to loans, net of repayments	11,741	23,053	23,892	5,018	-	12,526	4,501	3,875
Transfers due to rider and contingent deferred sales charges	(8,748)	(466)	(2,328)	(571)	(389)	(1,366)	(327)	(1,794)
Transfers due to net charge (credit) to annuitant mortality fluctuation	4,937	1,069	4,769	582	3,027	5,061	-	2,934
Transfers between Sub-Accounts and to/from General Account	(1,208,758)	(726,301)	(572,610)	(74,058)	(42,582)	(34,845)	82,425	(644,994)
Net increase (decrease) in net assets resulting from capital transactions	(9,262,219)	(1,114,277)	(4,619,939)	(1,237,177)	(473,976)	(1,912,568)	(143,767)	(2,781,877)
Total increase (decrease)	(42,182,984)	(6,981,051)	(22,530,025)	(3,357,885)	(1,120,709)	(14,679,405)	(249,055)	(6,319,637)
NET ASSETS, at beginning of the year	124,165,635	20,843,401	58,865,288	12,168,551	4,423,554	40,398,560	3,409,922	28,594,630
NET ASSETS, at end of the year	$81,982,651	$13,862,350	$36,335,263	$8,810,666	$3,302,845	$25,719,155	$3,160,867	$22,274,993

See Notes to Financial Statements.

F-10

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2022

							MML	MML
					Invesco V.I.	MML	American	American
	Invesco V.I.	Invesco V.I.	Invesco V.I.	Invesco V.I.	U.S. Government	Aggressive	Funds	Funds
	Global	Health Care	Main Street	Technology	Money	Allocation	Core Allocation	Growth
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Investment income
Dividends	$-	$-	$634,367	$-	$56,993	$530,606	$257,759	$26,185
Expenses
Mortality and expense risk fees and administrative charges	857,587	100,301	566,904	60,841	56,679	306,785	142,723	72,625
Net investment income (loss)	(857,587)	(100,301)	67,463	(60,841)	314	223,821	115,036	(46,440)
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	1,855,052	(149,681)	(942,315)	57,958	-	(499,142)	(89,749)	160,858
Realized gain distribution	11,566,102	1,089,177	16,350,951	1,766,899	-	3,592,574	798,825	1,344,652
Realized gain (loss)	13,421,154	939,496	15,408,636	1,824,857	-	3,093,432	709,076	1,505,510
Change in net unrealized appreciation/depreciation of investments	(43,249,191)	(2,249,170)	(26,727,344)	(4,505,680)	-	(8,517,213)	(2,871,750)	(3,908,628)
Net gain (loss) on investments	(29,828,037)	(1,309,674)	(11,318,708)	(2,680,823)	-	(5,423,781)	(2,162,674)	(2,403,118)
Net increase (decrease) in net assets resulting from operations	(30,685,624)	(1,409,975)	(11,251,245)	(2,741,664)	314	(5,199,960)	(2,047,638)	(2,449,558)
Capital transactions:
Transfers of net premiums	723,360	120,096	142,182	70,175	46,227	783,724	542,996	226,347
Transfers due to death benefits	(356,517)	(128,380)	(547,465)	(81,467)	(81,833)	(452,885)	-	-
Transfers due to annuity benefit payments	(44,777)	(737)	(36,675)	(4,956)	(2,757)	-	-	-
Transfers due to withdrawal of funds	(6,520,562)	(614,949)	(3,837,936)	(373,256)	(468,012)	(2,619,386)	(1,180,525)	(741,757)
Transfers due to loans, net of repayments	31,807	472	15,873	2,113	8,292	40,827	(14,156)	(60)
Transfers due to rider and contingent deferred sales charges	(3,527)	(515)	(1,947)	(280)	(389)	(136)	-	-
Transfers due to net charge (credit) to annuitant mortality fluctuation	12,843	18	6,483	360	50	-	-	-
Transfers between Sub-Accounts and to/from General Account	585,730	(109,355)	(450,534)	52,288	291,231	(902,580)	(40,198)	226,264
Net increase (decrease) in net assets resulting from capital transactions	(5,571,643)	(733,350)	(4,710,019)	(335,023)	(207,191)	(3,150,436)	(691,883)	(289,206)
Total increase (decrease)	(36,257,267)	(2,143,325)	(15,961,264)	(3,076,687)	(206,877)	(8,350,396)	(2,739,521)	(2,738,764)
NET ASSETS, at beginning of the year	95,547,935	9,806,628	54,425,683	6,848,055	4,661,037	31,710,549	14,249,445	8,092,910
NET ASSETS, at end of the year	$59,290,668	$7,663,303	$38,464,419	$3,771,368	$4,454,160	$23,360,153	$11,509,924	$5,354,146

See Notes to Financial Statements.

F-11

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2022

	MML
	American	MML		MML	MML			MML
	Funds	Balanced	MML	Blue Chip	Conservative	MML	MML	Equity
	International	Allocation	Blend	Growth	Allocation	Equity	Equity Income	Index
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Investment income
Dividends	$257,812	$798,528	$809,466	$-	$634,429	$494,439	$336,133	$203,580
Expenses
Mortality and expense risk fees and administrative charges	15,123	271,056	749,131	326,680	198,302	380,174	238,730	256,370
Net investment income (loss)	242,689	527,472	60,335	(326,680)	436,127	114,265	97,403	(52,790)
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(687,596)	(320,911)	(1,759,302)	67,327	(198,508)	844,341	(3,363)	652,323
Realized gain distribution	33,269	1,555,939	1,083,926	4,678,600	1,337,230	3,305,084	2,623,280	1,197,594
Realized gain (loss)	(654,327)	1,235,028	(675,376)	4,745,927	1,138,722	4,149,425	2,619,917	1,849,917
Change in net unrealized appreciation/depreciation of investments	(68,288)	(5,765,077)	(11,649,927)	(18,964,223)	(4,508,371)	(6,281,791)	(3,679,318)	(6,393,690)
Net gain (loss) on investments	(722,615)	(4,530,049)	(12,325,303)	(14,218,296)	(3,369,649)	(2,132,366)	(1,059,401)	(4,543,773)
Net increase (decrease) in net assets resulting from operations	(479,926)	(4,002,577)	(12,264,968)	(14,544,976)	(2,933,522)	(2,018,101)	(961,998)	(4,596,563)
Capital transactions:
Transfers of net premiums	53,615	461,063	682,099	433,307	420,688	175,702	213,676	180,922
Transfers due to death benefits	-	(371,705)	(829,326)	(147,398)	(7,542)	(220,552)	(101,832)	(289,638)
Transfers due to annuity benefit payments	-	(18,805)	(50,804)	(3,119)	(13,693)	(22,862)	(5,142)	(8,393)
Transfers due to withdrawal of funds	(204,731)	(1,630,007)	(5,042,400)	(1,957,859)	(1,331,196)	(2,181,712)	(1,611,389)	(1,398,255)
Transfers due to loans, net of repayments	(5,579)	35,920	15,231	11,236	15,945	(10,979)	(1,151)	793
Transfers due to rider and contingent deferred sales charges	-	(491)	(1,616)	(1,659)	(32)	(919)	(1,067)	(313)
Transfers due to net charge (credit) to annuitant mortality fluctuation	-	1,615	7,826	985	3,567	4,455	557	2,672
Transfers between Sub-Accounts and to/from General Account	(1,307,975)	106,299	(444,316)	318,052	161,977	(635,056)	228,362	238,915
Net increase (decrease) in net assets resulting from capital transactions	(1,464,670)	(1,416,111)	(5,663,306)	(1,346,455)	(750,286)	(2,891,923)	(1,277,986)	(1,273,297)
Total increase (decrease)	(1,944,596)	(5,418,688)	(17,928,274)	(15,891,431)	(3,683,808)	(4,910,024)	(2,239,984)	(5,869,860)
NET ASSETS, at beginning of the year	1,944,596	25,473,633	71,335,958	36,800,409	18,659,903	34,022,495	20,410,370	23,937,630
NET ASSETS, at end of the year	$-	$20,054,945	$53,407,684	$20,908,978	$14,976,095	$29,112,471	$18,170,386	$18,067,770

See Notes to Financial Statements.

F-12

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2022

	MML		MML	MML		MML		MML
	Focused	MML	Fundamental	Fundamental	MML	Growth	MML	Income
	Equity	Foreign	Equity	Value	Global	Allocation	High Yield	& Growth
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Investment income
Dividends	$5,580	$278,532	$3,715	$11,969	$190,700	$1,427,127	$211,631	$333,021
Expenses
Mortality and expense risk fees and administrative charges	10,691	91,258	12,512	18,011	152,580	638,443	35,335	299,840
Net investment income (loss)	(5,111)	187,274	(8,797)	(6,042)	38,120	788,684	176,296	33,181
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(1,608)	(61,872)	(36,514)	(4,993)	(215,902)	(1,568,932)	(46,290)	219,798
Realized gain distribution	70,781	518,853	174,082	257,158	7,177,943	5,898,182	-	2,535,108
Realized gain (loss)	69,173	456,981	137,568	252,165	6,962,041	4,329,250	(46,290)	2,754,906
Change in net unrealized appreciation/depreciation of investments	(117,750)	(2,013,444)	(389,708)	(330,845)	(9,660,766)	(15,322,267)	(544,182)	(3,234,976)
Net gain (loss) on investments	(48,577)	(1,556,463)	(252,140)	(78,680)	(2,698,725)	(10,993,017)	(590,472)	(480,070)
Net increase (decrease) in net assets resulting from operations	(53,688)	(1,369,189)	(260,937)	(84,722)	(2,660,605)	(10,204,333)	(414,176)	(446,889)
Capital transactions:
Transfers of net premiums	13,587	97,875	34,467	35,257	67,219	1,699,780	108,469	125,326
Transfers due to death benefits	-	(31,368)	-	(23,974)	(141,456)	(289,236)	(18,354)	(502,526)
Transfers due to annuity benefit payments	-	(4,879)	-	-	(2,249)	-	-	(5,666)
Transfers due to withdrawal of funds	(21,870)	(810,364)	(34,754)	(122,201)	(946,665)	(4,900,522)	(208,521)	(2,167,273)
Transfers due to loans, net of repayments	(295)	2,246	(344)	5	9,034	66,790	(1,519)	15,487
Transfers due to rider and contingent deferred sales charges	-	(639)	(20)	(6)	(589)	(132)	(182)	(1,282)
Transfers due to net charge (credit) to annuitant mortality fluctuation	-	927	-	-	(282)	-	-	777
Transfers between Sub-Accounts and to/from General Account	80,725	97,170	35,270	53,366	21,315	(116,541)	(28,846)	(632,242)
Net increase (decrease) in net assets resulting from capital transactions	72,147	(649,032)	34,619	(57,553)	(993,673)	(3,539,861)	(148,953)	(3,167,399)
Total increase (decrease)	18,459	(2,018,221)	(226,318)	(142,275)	(3,654,278)	(13,744,194)	(563,129)	(3,614,288)
NET ASSETS, at beginning of the year	894,408	8,849,294	1,167,304	1,536,269	14,366,310	63,570,385	3,249,709	25,929,813
NET ASSETS, at end of the year	$912,867	$6,831,073	$940,986	$1,393,994	$10,712,032	$49,826,191	$2,686,580	$22,315,525

See Notes to Financial Statements.

F-13

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2022

	MML
	Inflation-	MML	MML	MML	MML	MML
	Protected	International	Large Cap	Managed	Managed	Managed	MML	MML
	and Income	Equity	Growth	Bond	Bond	Volatility	Mid Cap Growth	Mid Cap Value
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
				(Initial Class)	(Service Class)
Investment income
Dividends	$238,096	$1,206	$-	$608,826	$60,545	$40,352	$-	$910,168
Expenses
Mortality and expense risk fees and administration charges	114,709	1,867	193,526	242,901	29,347	104,491	892,880	546,893
Net investment income (loss)	123,387	(661)	(193,526)	365,925	31,198	(64,139)	(892,880)	363,275
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(95,664)	(1,177)	83,982	(382,060)	(30,603)	78,118	(2,548,385)	6,334
Realized gain distribution	669,454	7,335	1,459,688	203,724	22,539	-	19,970,929	10,359,907
Realized gain (loss)	573,790	6,158	1,543,670	(178,336)	(8,064)	78,118	17,422,544	10,366,241
Change in net unrealized appreciation/depreciation of investments	(2,158,463)	(24,868)	(6,859,272)	(3,890,469)	(436,822)	(1,265,322)	(40,330,294)	(11,978,455)
Net gain (loss) on investments	(1,584,673)	(18,710)	(5,315,602)	(4,068,805)	(444,886)	(1,187,204)	(22,907,750)	(1,612,214)
Net increase (decrease) in net assets resulting from operations	(1,461,286)	(19,371)	(5,509,128)	(3,702,880)	(413,688)	(1,251,343)	(23,800,630)	(1,248,939)
Capital transactions:
Transfers of net premiums	147,820	4,784	98,630	357,989	9,827	110,132	530,471	322,679
Transfers due to death benefits	(98,426)	-	(166,183)	(232,011)	(18,124)	(93,010)	(898,144)	(483,534)
Transfers due to annuity benefit payments	(2,957)	-	(25,793)	(3,152)	-	(16,688)	(41,730)	(37,809)
Transfers due to withdrawal of funds	(942,669)	(10,276)	(1,046,481)	(2,032,425)	(153,987)	(850,834)	(6,050,043)	(4,208,190)
Transfers due to loans, net of repayments	9,543	170	4,620	23,633	-	13,688	8,594	33,350
Transfers due to rider and contingent deferred sales charges	(391)	-	(1,217)	(2,345)	(64)	(1,213)	(2,973)	(3,770)
Transfers due to net charge (credit) to annuitant mortality fluctuation	(1,453)	-	7,729	340	-	4,555	9,510	(12,903)
Transfers between Sub-Accounts and to/from General Account	(168,366)	143,157	(26,163)	(829,265)	(33,292)	(274,646)	(491,482)	(1,312,909)
Net increase (decrease) in net assets resulting from capital transactions	(1,056,899)	137,835	(1,154,858)	(2,717,236)	(195,640)	(1,108,016)	(6,935,797)	(5,703,086)
Total increase (decrease)	(2,518,185)	118,464	(6,663,986)	(6,420,116)	(609,328)	(2,359,359)	(30,736,427)	(6,952,025)
NET ASSETS, at beginning of the year	10,680,787	144,550	19,818,248	24,101,131	2,569,838	9,849,304	93,047,597	48,086,111
NET ASSETS, at end of the year	$8,162,602	$263,014	$13,154,262	$17,681,015	$1,960,510	$7,489,945	$62,311,170	$41,134,086

See Notes to Financial Statements.

F-14

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2022

							MML
	MML	MML	MML	MML	MML	MML	Strategic	MML
	Moderate	Short-Duration	Small Cap	Small Cap	Small	Small/Mid Cap	Emerging	Sustainable
	Allocation	Bond	Equity	Growth Equity	Company Value	Value	Markets	Equity
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Investment income
Dividends	$1,785,511	$65,563	$134,573	$-	$-	$145,709	$27,718	$281,080
Expenses
Mortality and expense risk fees and administration charges	668,768	27,521	241,925	160,894	10,869	142,892	11,298	371,088
Net investment income (loss)	1,116,743	38,042	(107,352)	(160,894)	(10,869)	2,817	16,420	(90,008)
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(1,453,849)	(40,771)	239,048	(193,080)	(37,149)	17,382	(49,403)	2,209,271
Realized gain distribution	4,893,394	-	2,252,864	3,565,854	495,300	3,169,487	308,374	4,268,211
Realized gain (loss)	3,439,545	(40,771)	2,491,912	3,372,774	458,151	3,186,869	258,971	6,477,482
Change in net unrealized appreciation/depreciation of investments	(15,058,536)	(214,686)	(6,271,627)	(7,013,440)	(615,119)	(5,441,768)	(611,705)	(12,789,859)
Net gain (loss) on investments	(11,618,991)	(255,457)	(3,779,715)	(3,640,666)	(156,968)	(2,254,899)	(352,734)	(6,312,377)
Net increase (decrease) in net assets resulting from operations	(10,502,248)	(217,415)	(3,887,067)	(3,801,560)	(167,837)	(2,252,082)	(336,314)	(6,402,385)
Capital transactions:
Transfers of net premiums	1,774,277	17,359	193,178	104,548	34,969	210,875	30,428	234,818
Transfers due to death benefits	(50,784)	(3,618)	(114,379)	(48,236)	-	(25,504)	-	(173,045)
Transfers due to annuity benefit payments	(13,698)	(198)	(6,812)	(12,109)	-	(1,371)	-	(8,682)
Transfers due to withdrawal of funds	(8,301,119)	(277,606)	(1,450,654)	(782,421)	(76,314)	(1,181,565)	(65,062)	(2,400,650)
Transfers due to loans, net of repayments	23,528	(417)	3,196	8,592	(214)	12,770	288	17,400
Transfers due to rider and contingent deferred sales charges	(580)	(42)	(1,750)	(583)	-	(425)	-	(1,897)
Transfers due to net charge (credit) to annuitant mortality fluctuation	3,442	27	762	2,915	-	41	-	1,525
Transfers between Sub-Accounts and to/from General Account	(1,469,283)	167,613	(542,486)	13,851	17,100	(303,242)	70,670	(550,011)
Net increase (decrease) in net assets resulting from capital transactions	(8,034,217)	(96,882)	(1,918,945)	(713,443)	(24,459)	(1,288,421)	36,324	(2,880,542)
Total increase (decrease)	(18,536,465)	(314,297)	(5,806,012)	(4,515,003)	(192,296)	(3,540,503)	(299,990)	(9,282,927)
NET ASSETS, at beginning of the year	67,989,941	2,315,285	23,414,026	15,889,593	1,051,122	14,187,869	1,184,646	36,368,901
NET ASSETS, at end of the year	$49,453,476	$2,000,988	$17,608,014	$11,374,590	$858,826	$10,647,366	$884,656	$27,085,974

See Notes to Financial Statements.

F-15

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2022

	MML		PIMCO	VY®
	Total	MML U.S.	Commodity-	CBRE
	Return	Government	RealReturn®	Global
	Bond	Money Market	Strategy	Real Estate
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Investment income
Dividends	$29,790	$237,289	$590,428	$57,658
Expenses
Mortality and expense risk fees and administration charges	28,480	244,714	32,639	25,323
Net investment income (loss)	1,310	(7,425)	557,789	32,335
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(93,627)	(7)	41,446	(25,741)
Realized gain distribution	-	-	-	98,781
Realized gain (loss)	(93,627)	(7)	41,446	73,040
Change in net unrealized appreciation/ depreciation of investments	(332,949)	7	(574,569)	(738,098)
Net gain (loss) on investments	(426,576)	-	(533,123)	(665,058)
Net increase (decrease) in net assets resulting from operations	(425,266)	(7,425)	24,666	(632,723)
Capital transactions:
Transfers of net premiums	52,691	290,516	40,320	23,756
Transfers due to death benefits	(12,075)	(139,060)	(21,272)	(21,014)
Transfers due to annuity benefit payments	(946)	(22,374)	(280)	-
Transfers due to withdrawal of funds	(223,102)	(3,760,947)	(526,429)	(159,052)
Transfers due to loans, net of repayments	(1,108)	7,336	2,013	12,537
Transfers due to rider and contingent deferred sales charges	(3)	(1,488)	(21)	(181)
Transfers due to net charge (credit) to annuitant mortality fluctuation	147	496	61	-
Transfers between Sub-Accounts and to/from General Account	(387,411)	3,730,339	962,267	(169,235)
Net increase (decrease) in net assets resulting from capital transactions	(571,807)	104,818	456,659	(313,189)
Total increase (decrease)	(997,073)	97,393	481,325	(945,912)
NET ASSETS, at beginning of the year	3,017,232	20,069,406	1,651,829	2,570,023
NET ASSETS, at end of the year	$2,020,159	$20,166,799	$2,133,154	$1,624,111

See Notes to Financial Statements.

F-16

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2021

		Invesco
	Fidelity®	Oppenheimer V.I.	Invesco V.I.	Invesco V.I.		Invesco V.I.	Invesco V.I.	Invesco V.I.
	VIP	International	Capital	Conservative	Invesco V.I.	Discovery	Diversified	Global Strategic
	Contrafund®	Growth	Appreciation	Balanced	Core Bond	Mid Cap Growth	Dividend	Income
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Investment income
Dividends	$74,981	$-	$-	$182,913	$98,166	$-	$71,039	$1,392,627
Expenses
Mortality and expense risk fees and administrative charges	1,486,986	274,253	726,864	161,677	63,629	514,448	42,166	379,548
Net investment income (loss)	(1,412,005)	(274,253)	(726,864)	21,236	34,537	(514,448)	28,873	1,013,079
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	9,698,656	1,471,883	3,652,853	380,799	59,979	3,952,036	104,650	(668,280)
Realized gain distribution	14,556,450	1,936,194	3,037,580	625,377	174,689	4,339,740	12,858	-
Realized gain (loss)	24,255,106	3,408,077	6,690,433	1,006,176	234,668	8,291,776	117,508	(668,280)
Change in net unrealized appreciation/depreciation of investments	4,601,071	(1,305,834)	4,944,561	36,778	(416,465)	(1,202,250)	398,899	(1,803,056)
Net gain (loss) on investments	28,856,177	2,102,243	11,634,994	1,042,954	(181,797)	7,089,526	516,407	(2,471,336)
Net increase (decrease) in net assets resulting from operations	27,444,172	1,827,990	10,908,130	1,064,190	(147,260)	6,575,078	545,280	(1,458,257)
Capital transactions:
Transfers of net premiums	1,349,603	277,219	606,187	112,699	-	222,066	321,301	365,399
Transfers due to death benefits	(2,587,482)	(322,407)	(958,523)	(121,872)	(73,176)	(748,180)	(118,592)	(535,330)
Transfers due to annuity benefit payments	(31,267)	(6,760)	(37,152)	(21,243)	(17,723)	(22,465)	-	(20,222)
Transfers due to withdrawal of funds	(10,609,302)	(2,122,454)	(4,811,316)	(761,391)	(417,364)	(3,829,328)	(405,194)	(2,663,574)
Transfers due to loans, net of repayments	18,718	12,704	15,148	2,679	-	10,112	1,072	46,558
Transfers due to rider and contingent deferred sales charges	(10,691)	(709)	(3,331)	(691)	(517)	(1,892)	(376)	(2,218)
Transfers due to net charge (credit) to annuitant mortality fluctuation	3,970	(1,568)	7,130	8,825	4,181	2,041	-	2,013
Transfers between Sub-Accounts and to/from General Account	(2,452,264)	(512,954)	(1,608,616)	102,177	(26,499)	(1,096,550)	(217,979)	803,576
Net increase (decrease) in net assets resulting from capital transactions	(14,318,716)	(2,676,929)	(6,790,474)	(678,817)	(531,098)	(5,464,196)	(419,768)	(2,003,798)
Total increase (decrease)	13,125,456	(848,939)	4,117,656	385,373	(678,358)	1,110,882	125,512	(3,462,055)
NET ASSETS, at beginning of the year	111,040,179	21,692,340	54,747,632	11,783,178	5,101,912	39,287,678	3,284,410	32,056,685
NET ASSETS, at end of the year	$124,165,635	$20,843,401	$58,865,288	$12,168,551	$4,423,554	$40,398,560	$3,409,922	$28,594,630

See Notes to Financial Statements.

F-17

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2021

							MML	MML
					Invesco V.I.	MML	American	American
	Invesco V.I.	Invesco V.I.	Invesco V.I.	Invesco V.I.	U.S. Government	Aggressive	Funds	Funds
	Global	Health Care	Main Street	Technology	Money	Allocation	Core Allocation	Growth
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Investment income
Dividends	$-	$19,661	$361,796	$-	$354	$387,513	$184,569	$-
Expenses
Mortality and expense risk fees and administrative charges	1,211,955	119,593	680,021	90,659	64,140	370,509	165,496	96,128
Net investment income (loss)	(1,211,955)	(99,932)	(318,225)	(90,659)	(63,786)	17,004	19,073	(96,128)
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	8,323,051	(3,826)	1,528,929	909,708	-	75,790	117,651	976,926
Realized gain distribution	4,863,940	1,022,676	2,949,362	643,554	-	1,260,210	336,630	456,130
Realized gain (loss)	13,186,991	1,018,850	4,478,291	1,553,262	-	1,336,000	454,281	1,433,056
Change in net unrealized appreciation/depreciation of investments	660,438	46,767	7,800,438	(567,740)	-	3,020,360	1,036,489	187,511
Net gain (loss) on investments	13,847,429	1,065,617	12,278,729	985,522	-	4,356,360	1,490,770	1,620,567
Net increase (decrease) in net assets resulting from operations	12,635,474	965,685	11,960,504	894,863	(63,786)	4,373,364	1,509,843	1,524,439
Capital transactions:
Transfers of net premiums	1,066,156	530,692	378,090	182,283	183,532	1,102,372	628,983	328,672
Transfers due to death benefits	(1,614,577)	(69,683)	(1,145,292)	(37,969)	(56,434)	(52,097)	(35,323)	(23,047)
Transfers due to annuity benefit payments	(67,774)	(833)	(41,355)	(5,968)	(2,895)	-	-	-
Transfers due to withdrawal of funds	(7,974,708)	(742,137)	(4,482,455)	(512,641)	(425,800)	(1,209,208)	(1,093,327)	(1,580,604)
Transfers due to loans, net of repayments	41,459	3,219	26,657	4,540	6,038	42,504	9,623	(4,410)
Transfers due to rider and contingent deferred sales charges	(4,985)	(615)	(2,634)	(410)	(633)	(155)	-	-
Transfers due to net charge (credit) to annuitant mortality fluctuation	11,324	(2)	(3,302)	(98)	97	-	-	-
Transfers between Sub-Accounts and to/from General Account	(2,182,243)	(325,536)	(511,659)	(644,174)	(282,428)	(1,563,823)	498,176	351,239
Net increase (decrease) in net assets resulting from capital transactions	(10,725,348)	(604,895)	(5,781,950)	(1,014,438)	(578,523)	(1,680,408)	8,132	(928,150)
Total increase (decrease)	1,910,126	360,790	6,178,554	(119,575)	(642,309)	2,692,956	1,517,974	596,289
NET ASSETS, at beginning of the year	93,637,809	9,445,838	48,247,129	6,967,630	5,303,346	29,017,593	12,731,471	7,496,621
NET ASSETS, at end of the year	$95,547,935	$9,806,628	$54,425,683	$6,848,055	$4,661,037	$31,710,549	$14,249,445	$8,092,910

See Notes to Financial Statements.

F-18

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2021

	MML
	American	MML		MML	MML			MML
	Funds	Balanced	MML	Blue Chip	Conservative	MML	MML	Equity
	International	Allocation	Blend	Growth	Allocation	Equity	Equity Income	Index
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Investment income
Dividends	$2,633	$326,062	$1,485,270	$-	$242,111	$552,078	$448,382	$284,136
Expenses
Mortality and expense risk fees and administrative charges	25,087	317,969	878,070	462,628	238,804	413,570	250,334	290,538
Net investment income (loss)	(22,454)	8,093	607,200	(462,628)	3,307	138,508	198,048	(6,402)
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	43,677	(227,985)	1,513,100	1,563,908	376,066	1,837,082	(272,505)	1,337,205
Realized gain distribution	30,369	757,695	17,810,314	3,633,376	596,951	-	394,667	965,747
Realized gain (loss)	74,046	529,710	19,323,414	5,197,284	973,017	1,837,082	122,163	2,302,952
Change in net unrealized appreciation/depreciation of investments	(113,034)	1,566,439	(11,053,863)	350,188	409,728	6,165,712	3,940,600	3,030,430
Net gain (loss) on investments	(38,988)	2,096,149	8,269,551	5,547,472	1,382,745	8,002,794	4,062,763	5,333,382
Net increase (decrease) in net assets resulting from operations	(61,442)	2,104,242	8,876,751	5,084,844	1,386,052	8,141,302	4,260,811	5,326,980
Capital transactions:
Transfers of net premiums	80,683	769,719	1,195,571	698,398	494,510	385,579	254,672	374,863
Transfers due to death benefits	(10,831)	(88,604)	(1,507,463)	(662,935)	(43,333)	(802,962)	(145,342)	(604,696)
Transfers due to annuity benefit payments	-	(20,610)	(54,906)	(3,976)	(15,958)	(22,970)	(4,717)	(9,111)
Transfers due to withdrawal of funds	(216,804)	(3,083,240)	(4,614,776)	(2,976,646)	(2,048,066)	(2,669,403)	(1,915,322)	(1,652,615)
Transfers due to loans, net of repayments	7,421	107,118	8,199	4,217	923	14,378	1,990	3,292
Transfers due to rider and contingent deferred sales charges	-	(584)	(2,345)	(2,263)	(79)	(1,068)	(1,073)	(324)
Transfers due to net charge (credit) to annuitant mortality fluctuation	-	(8,963)	(31,422)	1,052	2,415	3,053	(2,047)	1,448
Transfers between Sub-Accounts and to/from General Account	(32,094)	1,021,449	211,670	(886,594)	283,516	(597,873)	(694,756)	(577,849)
Net increase (decrease) in net assets resulting from capital transactions	(171,625)	(1,303,715)	(4,795,473)	(3,828,747)	(1,326,072)	(3,691,266)	(2,506,596)	(2,464,992)
Total increase (decrease)	(233,067)	800,527	4,081,278	1,256,097	59,980	4,450,036	1,754,215	2,861,988
NET ASSETS, at beginning of the year	2,177,663	24,673,106	67,254,680	35,544,312	18,599,923	29,572,459	18,656,155	21,075,642
NET ASSETS, at end of the year	$1,944,596	$25,473,633	$71,335,958	$36,800,409	$18,659,903	$34,022,495	$20,410,370	$23,937,630

See Notes to Financial Statements.

F-19

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2021

	MML		MML	MML		MML	MML
	Focused	MML	Fundamental	Fundamental	MML	Growth	Growth	MML
	Equity	Foreign	Equity	Value	Global	& Income	Allocation	High Yield
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Investment income
Dividends	$7,389	$228,895	$3,432	$21,915	$129,253	$296,361	$986,492	$262,840
Expenses
Mortality and expense risk fees and administrative charges	10,091	111,465	12,812	16,029	186,875	441,008	749,526	38,462
Net investment income (loss)	(2,702)	117,430	(9,380)	5,886	(57,622)	(144,647)	236,966	224,378
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(3,210)	225,859	6,327	(22,881)	502,013	3,366,706	(966,045)	9,485
Realized gain distribution	46,888	-	90,165	-	1,220,584	1,940,901	2,680,924	-
Realized gain (loss)	43,679	225,859	96,492	(22,881)	1,722,597	5,307,607	1,714,880	9,485
Change in net unrealized appreciation/depreciation of investments	107,695	639,687	152,411	322,626	424,735	2,815,943	5,583,885	(38,812)
Net gain (loss) on investments	151,374	865,546	248,903	299,746	2,147,332	8,123,550	7,298,765	(29,327)
Net increase (decrease) in net assets resulting from operations	148,672	982,976	239,523	305,632	2,089,710	7,978,903	7,535,731	195,051
Capital transactions:
Transfers of net premiums	16,353	114,643	61,399	42,813	120,385	297,535	2,358,565	125,404
Transfers due to death benefits	-	(35,982)	-	-	(106,708)	(385,984)	(221,884)	(550)
Transfers due to annuity benefit payments	-	(6,169)	-	-	(2,192)	(8,626)	-	-
Transfers due to withdrawal of funds	(96,851)	(799,161)	(5,208)	(101,140)	(876,814)	(3,745,096)	(4,274,245)	(249,312)
Transfers due to loans, net of repayments	598	11,620	345	-	3,176	21,099	46,395	2,283
Transfers due to rider and contingent deferred sales charges	-	(779)	(22)	-	(721)	(2,203)	(143)	(205)
Transfers due to net charge (credit) to annuitant mortality fluctuation	-	1,646	-	-	(1,668)	2,945	-	-
Transfers between Sub-Accounts and to/from General Account	100,527	(122,790)	(51,164)	197,088	(355,459)	(534,980)	(434,811)	298,878
Net increase (decrease) in net assets resulting from capital transactions	20,627	(836,973)	5,350	138,761	(1,220,002)	(4,355,310)	(2,526,124)	176,498
Total increase (decrease)	169,298	146,003	244,872	444,392	869,708	3,623,593	5,009,607	371,549
NET ASSETS, at beginning of the year	725,110	8,703,291	922,432	1,091,877	13,496,602	32,745,308	58,560,778	2,878,160
NET ASSETS, at end of the year	$894,408	$8,849,294	$1,167,304	$1,536,269	$14,366,310	$36,368,901	$63,570,385	$3,249,709

See Notes to Financial Statements.

F-20

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2021

		MML
	MML	Inflation-	MML	MML	MML	MML	MML
	Income	Protected	International	Large Cap	Managed	Managed	Managed	MML
	& Growth	and Income	Equity	Growth	Bond	Bond	Volatility	Mid Cap Growth
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
					(Initial Class)	(Service Class)
Investment income
Dividends	$447,073	$113,517	$717	$10,706	$787,468	$76,099	$96,042	$-
Expenses
Mortality and expense risk fees and administrative charges	323,373	131,801	1,858	253,812	301,652	34,965	122,858	1,221,671
Net investment income (loss)	123,700	(18,284)	(1,141)	(243,106)	485,816	41,134	(26,816)	(1,221,671)
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	632,880	(12,963)	(628)	721,407	42,123	26,520	239,251	2,023,124
Realized gain distribution	-	790,840	-	1,887,267	459,339	48,079	-	19,040,783
Realized gain (loss)	632,880	777,877	(628)	2,608,674	501,462	74,599	239,251	21,063,907
Change in net unrealized appreciation/depreciation of investments	4,662,616	(225,882)	17,533	728,028	(1,087,456)	(138,348)	743,201	(9,224,506)
Net gain (loss) on investments	5,295,496	551,995	16,905	3,336,702	(585,995)	(63,749)	982,452	11,839,401
Net increase (decrease) in net assets resulting from operations	5,419,196	533,711	15,764	3,093,596	(100,179)	(22,615)	955,636	10,617,730
Capital transactions:
Transfers of net premiums	161,727	235,704	2,544	121,944	491,115	14,830	91,686	1,027,163
Transfers due to death benefits	(270,398)	(85,609)	-	(488,928)	(247,710)	(23,516)	(105,594)	(2,324,829)
Transfers due to annuity benefit payments	(5,768)	(3,331)	-	(30,868)	(3,127)	-	(18,087)	(58,716)
Transfers due to withdrawal of funds	(1,731,205)	(1,229,731)	(26,975)	(1,593,118)	(2,253,922)	(133,423)	(967,156)	(8,551,535)
Transfers due to loans, net of repayments	22,325	8,012	34	3,532	47,064	-	12,260	6,249
Transfers due to rider and contingent deferred sales charges	(1,438)	(442)	-	(1,598)	(2,896)	(76)	(1,402)	(4,099)
Transfers due to net charge (credit) to annuitant mortality fluctuation	(202)	1,016	-	6,958	(1,613)	-	4,585	8,384
Transfers between Sub-Accounts and to/from General Account	(151,594)	726,315	(32,347)	(249,848)	812,142	66,730	171,069	(2,655,448)
Net increase (decrease) in net assets resulting from capital transactions	(1,976,554)	(348,066)	(56,744)	(2,231,926)	(1,158,948)	(75,455)	(812,639)	(12,552,831)
Total increase (decrease)	3,442,642	185,645	(40,980)	861,670	(1,259,126)	(98,070)	142,997	(1,935,101)
NET ASSETS, at beginning of the year	22,487,171	10,495,142	185,530	18,956,578	25,360,257	2,667,908	9,706,307	94,982,698
NET ASSETS, at end of the year	$25,929,813	$10,680,787	$144,550	$19,818,248	$24,101,131	$2,569,838	$9,849,304	$93,047,597

See Notes to Financial Statements.

F-21

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2021

								MML
		MML	MML	MML	MML	MML	MML	Strategic
	MML	Moderate	Short-Duration	Small Cap	Small Cap	Small	Small/Mid Cap	Emerging
	Mid Cap Value	Allocation	Bond	Equity	Growth Equity	Company Value	Value	Markets
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Investment income
Dividends	$677,098	$909,219	$70,062	$102,299	$-	$1,880	$142,174	$-
Expenses
Mortality and expense risk fees and administrative charges	592,159	818,494	30,611	295,125	213,852	11,956	171,478	15,343
Net investment income (loss)	84,939	90,725	39,451	(192,826)	(213,852)	(10,076)	(29,304)	(15,343)
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(274,306)	(343,405)	5,471	604,553	466,225	(437)	424,910	49,288
Realized gain distribution	1,085,538	2,429,585	-	1,385,897	2,554,258	63,403	-	256,648
Realized gain (loss)	811,232	2,086,180	5,471	1,990,450	3,020,483	62,967	424,910	305,936
Change in net unrealized appreciation/depreciation of investments	8,349,005	4,633,097	(32,525)	2,635,759	(1,804,106)	157,406	3,595,154	(410,791)
Net gain (loss) on investments	9,160,237	6,719,277	(27,055)	4,626,209	1,216,377	220,373	4,020,064	(104,855)
Net increase (decrease) in net assets resulting from operations	9,245,176	6,810,002	12,397	4,433,383	1,002,525	210,297	3,990,760	(120,198)
Capital transactions:
Transfers of net premiums	531,421	2,256,655	17,484	264,866	126,985	43,353	266,375	32,106
Transfers due to death benefits	(887,666)	(58,374)	(74,133)	(132,044)	(243,223)	-	(473,371)	-
Transfers due to annuity benefit payments	(40,279)	(16,184)	(222)	(7,221)	(14,689)	-	(1,783)	-
Transfers due to withdrawal of funds	(4,105,943)	(5,723,178)	(263,928)	(2,029,250)	(1,510,133)	(94,527)	(1,294,199)	(90,050)
Transfers due to loans, net of repayments	25,365	63,606	2,319	16,953	16,564	(1,697)	28,420	1,876
Transfers due to rider and contingent deferred sales charges	(4,090)	(723)	(47)	(2,149)	(802)	-	(482)	-
Transfers due to net charge (credit) to annuitant mortality fluctuation	6,999	1,212	33	(2,825)	(712)	-	266	-
Transfers between Sub-Accounts and to/from General Account	(682,676)	(1,507,993)	23,304	(771,432)	(593,397)	(28,949)	(565,658)	33,130
Net increase (decrease) in net assets resulting from capital transactions	(5,156,869)	(4,984,979)	(295,191)	(2,663,102)	(2,219,408)	(81,821)	(2,040,433)	(22,938)
Total increase (decrease)	4,088,307	1,825,023	(282,794)	1,770,281	(1,216,883)	128,476	1,950,327	(143,136)
NET ASSETS, at beginning of the year	43,997,804	66,164,918	2,598,079	21,643,745	17,106,476	922,646	12,237,542	1,327,782
NET ASSETS, at end of the year	$48,086,111	$67,989,941	$2,315,285	$23,414,026	$15,889,593	$1,051,122	$14,187,869	$1,184,646

See Notes to Financial Statements.

F-22

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2021

	MML		PIMCO	VY®
	Total	MML U.S.	Commodity-	Clarion
	Return	Government	RealReturn®	Global
	Bond	Money Market	Strategy	Real Estate
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Investment income
Dividends	$52,564	$-	$60,535	$57,424
Expenses
Mortality and expense risk fees and administrative charges	40,093	265,683	17,746	28,252
Net investment income (loss)	12,471	(265,683)	42,789	29,172
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	26,025	4,434	(9,656)	(1,860)
Realized gain distribution	139,195	-	-	-
Realized gain (loss)	165,220	4,434	(9,656)	(1,860)
Change in net unrealized appreciation/depreciation of investments	(268,459)	(4,456)	341,551	590,494
Net gain (loss) on investments	(103,239)	(22)	331,895	588,634
Net increase (decrease) in net assets resulting from operations	(90,768)	(265,705)	374,684	617,806
Capital transactions:
Transfers of net premiums	62,617	306,799	31,018	38,398
Transfers due to death benefits	(62,423)	(140,999)	(7,576)	-
Transfers due to annuity benefit payments	(1,109)	(21,052)	(231)	-
Transfers due to withdrawal of funds	(334,873)	(5,168,827)	(194,820)	(221,578)
Transfers due to loans, net of repayments	1,693	26,826	1,895	1,784
Transfers due to rider and contingent deferred sales charges	(3)	(3,259)	(23)	(193)
Transfers due to net charge (credit) to annuitant mortality fluctuation	165	(3,768)	44	-
Transfers between Sub-Accounts and to/from General Account	156,567	2,987,414	260,327	195,546
Net increase (decrease) in net assets resulting from capital transactions	(177,366)	(2,016,866)	90,634	13,957
Total increase (decrease)	(268,134)	(2,282,571)	465,318	631,763
NET ASSETS, at beginning of the year	3,285,366	22,351,977	1,186,511	1,938,260
NET ASSETS, at end of the year	$3,017,232	$20,069,406	$1,651,829	$2,570,023

See Notes to Financial Statements.

F-23

C. M. Multi-Account A

Notes To Financial Statements

1.	ORGANIZATION

C.M. Multi-Account A (the “Separate Account”) is a separate investment account of C.M. Life Insurance Company (“C.M. Life”) established on August 3, 1994. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940 (“the 1940 Act”).

C.M. Life is a subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”).

C.M. Life maintains three segments within the Separate Account, they are: Panorama Premier, Panorama Passage®, and MassMutual Artistry. One of the three segments, Panorama Passage®, has multiple tiers. The unit values of these tiers differ based on the associated expense ratio.

The assets and liabilities of the Separate Account are clearly identified and distinguished from C.M. Life’s other assets and liabilities. The Separate Account assets are not chargeable with liabilities arising from any other C.M. Life business.

2.	INVESTMENT OF THE SEPARATE ACCOUNT’S ASSETS

For the year or period ended December 31, 2022, the Separate Account consists of fifty-two sub-accounts which invest in the following mutual funds. All of the sub-accounts may not be available to all of the three segments of the Separate Account:

The sub-account listed in the first column
Sub-Accounts	invests in the fund in this column
Fidelity® VIP Contrafund® Sub-Account	Fidelity® VIP Contrafund® Portfolio[1]
Invesco Oppenheimer V.I. International Growth Sub-Account	Invesco Oppenheimer V.I. International Growth Fund[10]
Invesco V.I. Capital Appreciation Sub-Account[2]	Invesco V.I. Capital Appreciation Fund[2,10]
Invesco V.I. Conservative Balanced Sub-Account[3]	Invesco V.I. Conservative Balanced Fund[3,10]
Invesco V.I. Core Plus Bond Sub-Account[4]	Invesco V.I. Core Plus Bond Fund[4,10,16]
Invesco V.I. Discovery Mid Cap Growth Sub-Account[5]	Invesco V.I. Discovery Mid Cap Growth Fund[5,10]
Invesco V.I. Diversified Dividend Sub-Account	Invesco V.I. Diversified Dividend Fund[10]
Invesco V.I. Global Strategic Income Sub-Account[6]	Invesco V.I. Global Strategic Income Fund[6,10]
Invesco V.I. Global Sub-Account[7]	Invesco V.I. Global Fund[7,10]
Invesco V.I. Health Care Sub-Account	Invesco V.I. Health Care Fund[10]
Invesco V.I. Main Street Sub-Account[8]	Invesco V.I. Main Street Fund®[8,10]
Invesco V.I. Technology Sub-Account	Invesco V.I. Technology Fund[10]
Invesco V.I. U.S. Government Money Sub-Account[9]	Invesco V.I. U.S. Government Money Portfolio[9,10]
MML Aggressive Allocation Sub-Account	MML Aggressive Allocation Fund[11]
MML American Funds Core Allocation Sub-Account	MML American Funds Core Allocation Fund[11]
MML American Funds Growth Sub-Account	MML American Funds Growth Fund[11]
MML American Funds International Sub-Account	MML American Funds International Fund[11,17]
MML Balanced Allocation Sub-Account	MML Balanced Allocation Fund[11]
MML Blend Sub-Account	MML Blend Fund[11]
MML Blue Chip Growth Sub-Account	MML Blue Chip Growth Fund[11]
MML Conservative Allocation Sub-Account	MML Conservative Allocation Fund[11]
MML Equity Sub-Account	MML Equity Fund[11]
MML Equity Income Sub-Account	MML Equity Income Fund[11]
MML Equity Index Sub-Account	MML Equity Index Fund[11]
MML Focused Equity Sub-Account	MML Focused Equity Fund[11]
MML Foreign Sub-Account	MML Foreign Fund[11]
F-24

Notes To Financial Statements (Continued)

MML Fundamental Equity Sub-Account	MML Fundamental Equity Fund[11]
MML Fundamental Value Sub-Account	MML Fundamental Value Fund[11]
MML Global Sub-Account	MML Global Fund[11]
MML Growth Allocation Sub-Account	MML Growth Allocation Fund[11]
MML High Yield Sub-Account	MML High Yield Fund[11]
MML Income & Growth Sub-Account	MML Income & Growth Fund[11]
MML Inflation-Protected and Income Sub-Account	MML Inflation-Protected and Income Fund[11]
MML International Equity Sub-Account	MML International Equity Fund[11]
MML Large Cap Growth Sub-Account	MML Large Cap Growth Fund[11]
MML Managed Bond Sub-Account (Initial Class)	MML Managed Bond Fund (Initial Class)[11]
MML Managed Bond Sub-Account (Service Class)	MML Managed Bond Fund (Service Class)[11]
MML Managed Volatility Sub-Account	MML Managed Volatility Fund[11]
MML Mid Cap Growth Sub-Account	MML Mid Cap Growth Fund[11]
MML Mid Cap Value Sub-Account	MML Mid Cap Value Fund[11]
MML Moderate Allocation Sub-Account	MML Moderate Allocation Fund[11]
MML Short-Duration Bond Sub-Account	MML Short-Duration Bond Fund[11]
MML Small Cap Equity Sub-Account	MML Small Cap Equity Fund[11]
MML Small Cap Growth Equity Sub-Account	MML Small Cap Growth Equity Fund[11]
MML Small Company Value Sub-Account	MML Small Company Value Fund[11]
MML Small/Mid Cap Value Sub-Account	MML Small/Mid Cap Value Fund[11]
MML Strategic Emerging Markets Sub-Account	MML Strategic Emerging Markets Fund[11]
MML Sustainable Equity Sub-Account[12]	MML Sustainable Equity Fund[11,12]
MML Total Return Bond Sub-Account	MML Total Return Bond Fund[11]
MML U.S. Government Money Market Sub-Account	MML U.S. Government Money Market Fund[11]
PIMCO CommodityRealReturn® Strategy Sub-Account	PIMCO CommodityRealReturn® Strategy Portfolio[13]
VY® CBRE Global Real Estate Sub-Account	VY® CBRE Global Real Estate Portfolio[14,15]

In addition to the fifty-two sub-accounts, some contract owners may also allocate funds to the Fixed Interest Account (“FIA”) which is part of C.M. Life’s general investment account (“General Account”). Because of exemptive and exclusionary provisions in the securities law, interests in the FIA are not registered under the Securities Act of 1933, and the General Account and the FIA are not registered as an investment company under the 1940 Act.

[1]Fidelity Management & Research Company LLC is the investment adviser to this Portfolio.
[2]Prior to April 30, 2021, known as Invesco Oppenheimer V.I. Capital Appreciation Sub-Account/Fund.
[3]After the close of business on April 29, 2022, Invesco V.I. Core Plus Bond Fund acquired all the net assets of Invesco V.I. Core Bond Fund pursuant to a plan of reorganization approved by the Board of Trustees of the Invesco V.I. Core Plus Bond Fund on December 1, 2021 and by the shareholders of the Invesco V.I. Core Bond Fund on March 31, 2022. The acquisition was accomplished by a tax-free exchange as of the close of business on April 29, 2022. Shares of Invesco V.I. Core Bond Fund were exchanged for the like class of shares of Invesco V.I. Core Plus Bond Fund, based on the relative net asset value of the two funds which resulted in Invesco V.I. Core Bond Fund receiving 1.15816327 shares of Invesco V.I. Core Plus Bond Fund in exchange of 1 share of Invesco V.I Core Bond Fund. As a result of the underlying fund merger, the subaccount name changed from Invesco V.I. Core Bond to Invesco V.I. Core Plus Bond.
[4]Prior to April 30, 2021, known as Invesco Oppenheimer V.I. Total Return Bond Sub-Account/Fund.
[5]Prior to April 30, 2021, known as Invesco Oppenheimer V.I. Discovery Mid Cap Growth Sub-Account/Fund.
[6]Prior to April 30, 2021, known as Invesco Oppenheimer V.I. Global Strategic Income Sub-Account/Fund.
[7]Prior to April 30, 2021, known as Invesco Oppenheimer V.I. Global Sub-Account/Fund.
[8]Prior to April 30, 2021, known as Invesco Oppenheimer V.I. Main Street Sub-Account/Fund®.
[9]Prior to April 30, 2021, known as Invesco Oppenheimer V.I. Government Money Sub-Account/Fund.
[10]Invesco Advisers, Inc. is the investment adviser to this Fund.
11MML Investments Advisers, LLC is the investment adviser to this Fund.
[12]Prior to May 1, 2022, known as MML Growth & Income Sub-Account/Fund.
[13]Pacific Investment Management Company LLC is the investment adviser to this Portfolio.
[14]Prior to November 4, 2022, known as VY® Clarion Global Real Estate Sub-Account/Fund.
[15]Voya Investments, LLC is the investment adviser to this Portfolio.
[16]This Sub-Account/Fund became available to the Separate Account as an investment option on April 29, 2022.
F-25

Notes To Financial Statements (Continued)

[17]Effective November 4, 2022, this Sub-Account liquidated and any contract value in the Sub-Account after the close of the New York Stock Exchange on November 4,2022 was automatically transferred to the MML U.S. Government Money Market Sub-Account.

3.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Separate Account in preparation of the financial statements in conformity with generally accepted accounting principles. Separate Account C.M. Multi-Account A follows the accounting and reporting guidance in FASB Accounting Standards Codification 946.

A.	Investment Valuation

Investments in the underlying funds held by each sub-account are carried at fair value which is based on the closing net asset value of each of the respective underlying funds, which value their investment securities at fair value.

B.	Accounting for Investments

Investment transactions are accounted for on a trade-date basis and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income and gains from realized gain distributions are recorded on the ex-distribution date and they are generally reinvested in the underlying investment funds.

C.	Federal Income Taxes

C.M. Life is taxed under federal law as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. Under existing federal law, no taxes are payable on net investment income and net realized capital gains attributable to contracts, which depend on the Separate Account’s investment performance. Accordingly, no provision for federal income tax has been made. C.M. Life may, however, make such a charge in the future if an unanticipated change of current law results in a tax liability attributable to the Separate Account.

D.	Contract Charges

See Note 8B for charges associated with the contracts.

E.	Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F.	Loans

If the certificate is a tax-sheltered annuity (“TSA”), the contract owners may be able to take a loan under their certificate. All such loans must conform to the requirements of the Internal Revenue Code. There are limitations on the amount of the loan the participants can take, and there is a required loan repayment schedule. When a loan is made, the Separate Account transfers the amount of the loan to C.M. Life, thereby decreasing both the investments and net assets of the Separate Account. The contract owner is charged interest on the outstanding loan amount based on the interest rate then in effect.

G.	Annuitant Mortality Fluctuation

The Separate Account contributes to an Annuitant Mortality Fluctuation Fund (AMFF) reserve maintained by C.M. Life as required by regulatory authorities to provide for mortality losses incurred. The AMFF reserve is adjusted quarterly for mortality losses and gains and its proportionate share of changes in value. Transfers to or from C.M. Life are then made quarterly to adjust the AMFF reserve which is held in the Separate Account. Net transfers from C.M. Life to the Separate Account totaled $82,426 for the year ended December 31, 2022. Net transfer from the Separate Account to C.M. Life totaled $23,612 for the year ended December 31, 2021. The AMFF reserve is subject to a maximum of 3% of the Separate Account’s annuity reserves. Any mortality losses in excess of this reserve will be

F-26

Notes To Financial Statements (Continued)

borne by C.M. Life. The AMFF reserve is not available to owners of the contracts except to the extent necessary to cover mortality losses under the contracts.

H.	Annuity Reserves

Annuity reserves are developed by using accepted actuarial methods and are computed using the 1994 MGDB table.

4.	FAIR VALUE OF FINANCIAL INSTRUMENTS

The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Separate Account generally uses the market approach as the valuation technique due to the nature of the mutual fund investments offered in the Separate Account. This technique maximizes the use of observable inputs and minimizes the use of unobservable inputs. Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Valuation Inputs: Various inputs are used to determine the value of the Separate Account’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds and credit risk)
•	Level 3 – unobservable inputs

The investments of the Separate Account are measured at fair value. All the investments are categorized as Level 1 as of December 31, 2022. There have been no transfers between levels for the year ended December 31, 2022.

5.	RELATED PARTY TRANSACTIONS

A.	Sales Agreements

The contracts currently being offered are sold by both registered representatives of MML Investors Services, LLC (“MMLIS”), a subsidiary of MassMutual, and by registered representatives of other broker-dealers who have entered into distribution agreements with MML Strategic Distributors, LLC (“MSD”), a subsidiary of MassMutual. Pursuant to separate underwriting agreements with C.M. Life, on its own behalf and on behalf of the Separate Account, MMLIS serves as principal underwriter of the contracts sold by its registered representatives, and MSD serves as principal underwriter of the contracts sold by registered representatives of other broker-dealers who have entered into distribution agreements with MSD.

Both MMLIS and MSD are registered with the Securities and Exchange Commission (the “SEC”) as broker-dealers under the Securities and Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority (“FINRA”). Commissions for sales of contracts by MMLIS registered representatives are paid on behalf of MMLIS to its registered representatives. Commissions for sales of contracts by registered representatives of other broker-dealers are paid on behalf of MSD to those broker-dealers. MMLIS and MSD also receive compensation for their actions as principal underwriters of the contracts.

B.	Receivable from/Payable to C.M. Life

Certain fees such as mortality and expense risk fees are charges paid between the General Account and the Separate Account. The General Account is not registered as an investment company under the 1940 Act.

F-27

Notes To Financial Statements (Continued)

6.	PURCHASE AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for each of the years or periods in the two-year period ended December 31, 2022 were as follows:

Invesco
	Fidelity®	Oppenheimer V.I.	Invesco V.I.	Invesco V.I.		Invesco V.I.	Invesco V.I.	Invesco V.I.
	VIP	International	Capital	Conservative	Invesco V.I.	Discovery	Diversified	Global Strategic
	Contrafund®	Growth	Appreciation	Balanced	Core Plus Bond	Mid Cap Growth	Dividend	Income
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
2022
Cost of purchases	$5,482,525	$4,451,646	$15,291,991	$908,353	$153,260	$8,692,410	$749,123	$263,424
Proceeds from sales	(11,058,473)	(2,973,380)	(5,662,525)	(1,416,552)	(527,219)	(2,977,362)	(471,349)	(3,348,012)

							MML	MML
					Invesco V.I.	MML	American	American
	Invesco V.I.	Invesco V.I.	Invesco V.I.	Invesco V.I.	U.S. Government	Aggressive	Funds	Funds
	Global	Health Care	Main Street	Technology	Money	Allocation	Core Allocation	Growth
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
2022 (Continued)
Cost of purchases	$12,756,282	$1,182,809	$17,318,738	$2,098,679	$483,824	$4,625,495	$1,629,459	$1,785,003
Proceeds from sales	(7,633,764)	(927,332)	(5,612,732)	(727,788)	(691,745)	(3,959,540)	(1,407,479)	(775,997)

MML
	American	MML		MML	MML			MML
	Funds	Balanced	MML	Blue Chip	Conservative	MML	MML	Equity
	International	Allocation	Blend	Growth	Allocation	Equity	Equity Income	Index
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
2022 (Continued)
Cost of purchases	$441,911	$3,242,591	$2,599,051	$5,596,013	$2,738,820	$4,258,750	$3,866,533	$1,976,180
Proceeds from sales	(1,630,621)	(2,575,291)	(7,121,739)	(2,591,018)	(1,715,743)	(3,732,345)	(2,423,875)	(2,105,352)

	MML		MML	MML		MML		MML
	Focused	MML	Fundamental	Fundamental	MML	Growth	MML	Income
	Equity	Foreign	Equity	Value	Global	Allocation	High Yield	& Growth
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
2022 (Continued)
Cost of purchases	$175,759	$1,066,183	$365,789	$619,861	$7,535,304	$8,821,742	$411,847	$2,985,931
Proceeds from sales	(37,930)	(1,009,456)	(165,892)	(426,301)	(1,312,968)	(5,674,735)	(384,515)	(3,585,253)
F-28

Notes To Financial Statements (Continued)

6.	PURCHASE AND SALES OF INVESTMENTS (Continued)

MML
	Inflation-	MML	MML	MML	MML	MML
	Protected	International	Large Cap	Managed	Managed	Managed	MML	MML
	and Income	Equity	Growth	Bond	Bond	Volatility	Mid Cap Growth	Mid Cap Value
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
				(Initial Class)	(Service Class)
2022 (Continued)
Cost of purchases	$1,184,319	$155,834	$1,652,136	$1,098,569	$124,917	$137,634	$20,473,351	$11,379,721
Proceeds from sales	(1,448,269)	(11,332)	(1,543,633)	(3,246,168)	(266,820)	(1,310,623)	(8,344,213)	(6,360,633)

MML
	MML	MML	MML	MML	MML	MML	Strategic	MML
	Moderate	Short-Duration	Small Cap	Small Cap	Small	Small/Mid Cap	Emerging	Sustainable
	Allocation	Bond	Equity	Growth Equity	Company Value	Value	Markets	Equity
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
2022 (Continued)
Cost of purchases	$7,476,793	$369,653	$2,601,221	$3,798,519	$556,552	$3,615,733	$464,000	$4,827,072
Proceeds from sales	(9,500,880)	(428,495)	(2,374,759)	(1,108,399)	(96,580)	(1,731,977)	(102,881)	(3,529,827)

	MML		PIMCO	VY®
	Total	MML U.S.	Commodity-	CBRE
	Return	Government	RealReturn®	Global
	Bond	Money Market	Strategy	Real Estate
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
2022 (Continued)
Cost of purchases	$224,256	$5,641,340	$2,331,112	$251,432
Proceeds from sales	(794,744)	(5,544,229)	(1,316,658)	(433,503)
F-29

Notes To Financial Statements (Continued)

		Invesco
	Fidelity®	Oppenheimer V.I.	Invesco V.I.	Invesco V.I.		Invesco V.I.	Invesco V.I.	Invesco V.I.
	VIP	International	Capital	Conservative	Invesco V.I.	Discovery	Diversified	Global Strategic
	Contrafund®	Growth	Appreciation	Balanced	Core Bond	Mid Cap Growth	Dividend	Income
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
2021
Cost of purchases	$15,677,410	$2,290,177	$3,663,909	$1,032,073	$285,446	$4,836,367	$476,576	$2,610,669
Proceeds from sales	(16,851,309)	(3,305,073)	(8,142,185)	(1,064,255)	(607,778)	(6,473,359)	(854,612)	(3,601,939)

6.       PURCHASE AND SALES OF INVESTMENTS (Continued)

	Invesco V.I. Global Sub-Account	Invesco V.I. Health Care Sub-Account	Invesco V.I. Main Street Sub-Account	Invesco V.I. Technology Sub-Account	Invesco V.I. U.S. Government Money Sub-Account	MML Aggressive Allocation Sub-Account	MML American Funds Core Allocation Sub-Account	MML American Funds Growth Sub-Account
2021 (Continued)
Cost of purchases	$6,063,495	$1,698,035	$3,865,618	$1,287,982	$247,683	$3,442,422	$2,836,604	$1,852,663
Proceeds from sales	(13,134,651)	(1,380,200)	(7,014,317)	(1,749,576)	(890,084)	(3,845,612)	(2,472,770)	(2,420,809)

	MML American Funds International Sub-Account	MML Balanced Allocation Sub-Account	MML Blend Sub-Account	MML Blue Chip Growth Sub-Account	MML Conservative Allocation Sub-Account	MML Equity Sub-Account	MML Equity Income Sub-Account	MML Equity Index Sub-Account
2021 (Continued)
Cost of purchases	$132,026	$3,497,800	$21,863,270	$4,558,841	$4,774,367	$1,036,490	$1,050,324	$1,757,090
Proceeds from sales	(295,737)	(4,035,731)	(8,231,068)	(5,216,551)	(5,500,187)	(4,586,910)	(2,964,090)	(3,262,351)

	MML Focused Equity Sub-Account	MML Foreign Sub-Account	MML Fundamental Equity Sub-Account	MML Fundamental Value Sub-Account	MML Global Sub-Account	MML Growth & Income Sub-Account	MML Growth Allocation Sub-Account	MML High Yield Sub-Account
2021 (Continued)
Cost of purchases	$174,536	$359,267	$178,475	$361,045	$1,526,329	$2,473,281	$6,865,744	$771,492
Proceeds from sales	(109,737)	(1,078,709)	(92,326)	(216,407)	(1,583,219)	(5,032,045)	(6,473,988)	(370,617)
F-30

Notes To Financial Statements (Continued)

MML
	MML	Inflation-	MML	MML	MML	MML	MML
	Income	Protected	International	Large Cap	Managed	Managed	Managed	MML
	& Growth	and Income	Equity	Growth	Bond	Bond	Volatility	Mid Cap Growth
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
					(Initial Class)	(Service Class)
2021 (Continued)
Cost of purchases	$880,412	$1,813,900	$35,549	$2,207,240	$2,485,790	$433,582	$323,468	$20,127,582
Proceeds from sales	(2,732,935)	(1,389,496)	(93,436)	(2,794,283)	(2,699,341)	(419,826)	(1,161,657)	(14,858,118)

6.	PURCHASE AND SALES OF INVESTMENTS (Continued)

MML
		MML	MML	MML	MML	MML	MML	Strategic
	MML	Moderate	Short-Duration	Small Cap	Small Cap	Small	Small/Mid Cap	Emerging
	Mid Cap Value	Allocation	Bond	Equity	Growth Equity	Company Value	Value	Markets
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
2021 (Continued)
Cost of purchases	$2,231,342	$7,062,514	$235,999	$1,887,915	$3,077,413	$128,648	$635,613	$351,200
Proceeds from sales	(6,215,894)	(9,527,169)	(491,742)	(3,357,876)	(2,955,502)	(157,142)	(2,705,167)	(132,833)

	MML		PIMCO	VY®
	Total	MML U.S.	Commodity-	Clarion
	Return	Government	RealReturn®	Global
	Bond	Money Market	Strategy	Real Estate
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
2021 (Continued)
Cost of purchases	$656,648	$5,246,802	$434,047	$315,480
Proceeds from sales	(682,359)	(7,528,553)	(300,659)	(272,355)
F-31

Notes To Financial Statements (Continued)

7.    NET INCREASE (DECREASE) IN OUTSTANDING UNITS

The changes in outstanding units for each of the years or periods in the two-year period ended December 31, 2022 were as follows:

		Invesco
	Fidelity®	Oppenheimer V.I.	Invesco V.I.	Invesco V.I.		Invesco V.I.	Invesco V.I.	Invesco V.I.
	VIP	International	Capital	Conservative	Invesco V.I.	Discovery	Diversified	Global Strategic
	Contrafund®	Growth	Appreciation	Balanced	Core Plus Bond	Mid Cap Growth	Dividend	Income
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
2022
Units purchased	25,710	50,301	14,153	2,867	207	11,979	3,941	17,530
Units withdrawn	(183,290)	(64,409)	(142,860)	(70,142)	(29,888)	(95,656)	(18,799)	(126,328)
Units transferred between Sub-Accounts and to/from General Account	(23,502)	(24,477)	(14,621)	(4,288)	(3,082)	(382)	5,736	(32,275)
Net increase (decrease)	(181,082)	(38,585)	(143,328)	(71,563)	(32,763)	(84,059)	(9,122)	(141,073)

							MML	MML
					Invesco V.I.	MML	American	American
	Invesco V.I.	Invesco V.I.	Invesco V.I.	Invesco V.I.	U.S. Government	Aggressive	Funds	Funds
	Global	Health Care	Main Street	Technology	Money	Allocation	Core Allocation	Growth
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
2022 (Continued)
Units purchased	25,675	4,036	5,847	9,333	5,270	36,881	22,747	4,061
Units withdrawn	(192,747)	(22,423)	(153,179)	(50,107)	(49,306)	(134,242)	(47,516)	(12,415)
Units transferred between Sub-Accounts and to/from General Account	17,490	(3,251)	(15,256)	4,948	27,563	(37,555)	(1,452)	3,956
Net increase (decrease)	(149,582)	(21,638)	(162,588)	(35,826)	(16,473)	(134,916)	(26,221)	(4,398)

	MML
	American	MML		MML	MML			MML
	Funds	Balanced	MML	Blue Chip	Conservative	MML	MML	Equity
	International	Allocation	Blend	Growth	Allocation	Equity	Equity Income	Index
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
2022 (Continued)
Units purchased	2,993	28,154	28,416	8,349	25,449	7,346	5,909	6,280
Units withdrawn	(11,226)	(108,781)	(222,438)	(38,060)	(79,771)	(102,218)	(44,896)	(54,028)
Units transferred between Sub-Accounts and to/from General Account	(78,116)	(1,016)	(17,185)	5,441	8,802	(22,110)	5,921	7,552
Net increase (decrease)	(86,349)	(81,643)	(211,207)	(24,270)	(45,520)	(116,982)	(33,066)	(40,196)

	MML		MML	MML		MML		MML
	Focused	MML	Fundamental	Fundamental	MML	Growth	MML	Income
	Equity	Foreign	Equity	Value	Global	Allocation	High Yield	& Growth
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
2022 (Continued)
Units purchased	450	8,045	1,135	1,516	5,036	87,670	6,285	5,415
Units withdrawn	(724)	(60,923)	(1,325)	(10,444)	(60,485)	(247,267)	(13,164)	(95,975)
Units transferred between Sub-Accounts and to/from General Account	2,674	7,943	999	6,873	1,856	(6,305)	(1,325)	(22,440)
Net increase (decrease)	2,400	(44,935)	809	(2,055)	(53,593)	(165,902)	(8,204)	(113,000)
F-32

Notes To Financial Statements (Continued)

7.    NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

	MML
	Inflation-	MML	MML	MML	MML	MML
	Protected	International	Large Cap	Managed	Managed	Managed	MML	MML
	and Income	Equity	Growth	Bond	Bond	Volatility	Mid Cap Growth	Mid Cap Value
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
2022 (Continued)				(Initial Class)	(Service Class)
Units purchased	10,888	487	5,175	20,139	778	7,608	9,081	6,868
Units withdrawn	(66,936)	(783)	(49,547)	(116,971)	(13,624)	(57,445)	(98,673)	(83,096)
Units transferred between Sub-Accounts and to/from General Account	(11,060)	13,961	(829)	(40,809)	(3,034)	(16,314)	(6,316)	(22,138)
Net increase (decrease)	(67,108)	13,665	(45,201)	(137,641)	(15,880)	(66,151)	(95,908)	(98,366)

							MML
	MML	MML	MML	MML	MML	MML	Strategic	MML
	Moderate	Short-Duration	Small Cap	Small Cap	Small	Small/Mid Cap	Emerging	Sustainable
	Allocation	Bond	Equity	Growth Equity	Company Value	Value	Markets	Equity
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
2022 (Continued)
Units purchased	96,071	1,745	4,825	3,614	986	5,159	2,344	6,889
Units withdrawn	(437,625)	(27,832)	(35,025)	(20,753)	(2,007)	(29,212)	(4,818)	(67,417)
Units transferred between Sub-Accounts and to/from General Account	(74,697)	16,084	(12,000)	340	343	(3,638)	4,729	(11,190)
Net increase (decrease)	(416,251)	(10,003)	(42,200)	(16,799)	(678)	(27,691)	2,255	(71,718)

	MML Total Return Bond Sub-Account	MML U.S. Government Money Market Sub-Account	PIMCO Commodity- RealReturn® Strategy Sub-Account	VY® CBRE Global Real Estate Sub-Account
2022 (Continued)
Units purchased	5,084	39,939	5,391	2,143
Units withdrawn	(23,046)	(452,074)	(16,476)	(10,837)
Units transferred between Sub-Accounts and to/from General Account	(34,792)	422,480	59,282	(9,335)
Net increase (decrease)	(52,754)	10,345	48,197	(18,029)
F-33

Notes To Financial Statements (Continued)

7.    NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

		Invesco
	Fidelity®	Oppenheimer V.I.	Invesco V.I.	Invesco V.I.		Invesco V.I.	Invesco V.I.	Invesco V.I.
	VIP	International	Capital	Conservative	Invesco V.I.	Discovery	Diversified	Global Strategic
	Contrafund®	Growth	Appreciation	Balanced	Core Bond	Mid Cap Growth	Dividend	Income
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
2021
Units purchased	29,312	13,533	18,686	6,532	241	11,085	20,248	20,095
Units withdrawn	(225,489)	(76,991)	(163,065)	(46,693)	(31,164)	(169,121)	(35,128)	(145,416)
Units transferred between Sub-Accounts and to/from General Account	(41,580)	(16,419)	(41,593)	5,495	(1,643)	(45,000)	(13,143)	35,853
Net increase (decrease)	(237,757)	(79,876)	(185,973)	(34,666)	(32,566)	(203,036)	(28,023)	(89,468)

							MML	MML
					Invesco V.I.	MML	American	American
	Invesco V.I.	Invesco V.I.	Invesco V.I.	Invesco V.I.	U.S. Government	Aggressive	Funds	Funds
	Global	Health Care	Main Street	Technology	Money	Allocation	Core Allocation	Growth
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
2021 (Continued)
Units purchased	27,037	14,128	16,886	14,434	16,682	46,498	23,832	5,067
Units withdrawn	(204,361)	(23,194)	(181,806)	(43,247)	(44,353)	(44,538)	(41,290)	(24,221)
Units transferred between Sub-Accounts and to/from General Account	(46,769)	(8,151)	(16,432)	(47,319)	(26,791)	(67,723)	19,198	6,658
Net increase (decrease)	(224,093)	(17,218)	(181,352)	(76,132)	(54,462)	(65,763)	1,741	(12,496)

	MML
	American	MML		MML	MML			MML
	Funds	Balanced	MML	Blue Chip	Conservative	MML	MML	Equity
	International	Allocation	Blend	Growth	Allocation	Equity	Equity Income	Index
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
2021 (Continued)
Units purchased	3,734	48,810	55,726	10,514	27,412	16,613	8,284	12,021
Units withdrawn	(9,739)	(164,900)	(229,551)	(51,754)	(112,132)	(146,702)	(57,955)	(70,669)
Units transferred between Sub-Accounts and to/from General Account	(1,340)	52,258	8,535	(12,740)	18,026	(24,461)	(18,354)	(16,892)
Net increase (decrease)	(7,345)	(63,832)	(165,291)	(53,979)	(66,694)	(154,550)	(68,025)	(75,540)

	MML		MML	MML		MML	MML
	Focused	MML	Fundamental	Fundamental	MML	Growth	Growth	MML
	Equity	Foreign	Equity	Value	Global	& Income	Allocation	High Yield
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
2021 (Continued)
Units purchased	566	8,521	1,910	1,935	7,001	7,986	107,745	6,795
Units withdrawn	(3,282)	(52,175)	(161)	(4,573)	(49,686)	(96,956)	(196,408)	(13,304)
Units transferred between Sub-Accounts and to/from General Account	3,278	(7,802)	(1,565)	8,371	(16,913)	(12,929)	(17,763)	16,038
Net increase (decrease)	562	(51,456)	183	5,733	(59,598)	(101,900)	(106,425)	9,529
F-34

Notes To Financial Statements (Continued)

7.    NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

	MML	Inflation-	MML	MML	MML	MML	MML
	Income	Protected	International	Large Cap	Managed	Managed	Managed	MML
	& Growth	and Income	Equity	Growth	Bond	Bond	Volatility	Mid Cap Growth
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
2021 (Continued)					(Initial Class)	(Service Class)
Units purchased	7,755	14,825	210	5,054	26,655	1,047	6,380	14,392
Units withdrawn	(72,927)	(79,828)	(2,139)	(70,396)	(115,798)	(10,898)	(61,515)	(121,873)
Units transferred between Sub-Accounts and to/from General Account	(7,842)	44,651	(2,889)	(6,486)	37,013	4,500	9,777	(29,629)
Net increase (decrease)	(73,014)	(20,352)	(4,818)	(71,828)	(52,129)	(5,351)	(45,359)	(137,109)

								MML
		MML	MML	MML	MML	MML	MML	Strategic
	MML	Moderate	Short-Duration	Small Cap	Small Cap	Small	Small/Mid Cap	Emerging
	Mid Cap Value	Allocation	Bond	Equity	Growth Equity	Company Value	Value	Markets
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
2021 (Continued)
Units purchased	10,296	111,016	1,778	7,079	3,953	1,158	6,579	1,779
Units withdrawn	(90,872)	(274,750)	(30,770)	(44,544)	(36,427)	(2,545)	(38,528)	(4,647)
Units transferred between Sub-Accounts and to/from General Account	(12,164)	(73,568)	1,895	(16,132)	(13,287)	(780)	(12,457)	1,824
Net increase (decrease)	(92,740)	(237,303)	(27,097)	(53,596)	(45,761)	(2,167)	(44,407)	(1,044)

	MML		PIMCO	VY®
	Total	MML U.S.	Commodity-	Clarion
	Return	Government	RealReturn®	Global
	Bond	Money Market	Strategy	Real Estate
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
2021 (Continued)
Units purchased	5,482	43,999	4,963	2,140
Units withdrawn	(34,135)	(607,625)	(30,218)	(11,958)
Units transferred between Sub-Accounts and to/from General Account	13,232	336,371	38,387	10,072
Net increase (decrease)	(15,421)	(227,256)	13,132	254
F-35

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS

A.	A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios (excluding expenses of the underlying funds) and total return ratios for each of the years or periods in the five-year period ended December 31, 2022 follows:

	At December 31,					For the Years Ended December 31,
						Investment
		Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
	Units	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)
Fidelity® VIP Contrafund® Sub-Account
2022	1,770,324	$39.54	to	$41.96	$81,982,651	0.49%	1.18%	to	1.65%	(27.52)%	to	(27.18)%
2021	1,951,405	54.29	to	57.89	124,165,635	0.06	1.18	to	1.65	25.74	to	26.34
2020	2,189,162	42.98	to	46.03	111,040,179	0.25	1.18	to	1.65	28.43	to	29.04
2019	2,458,365	33.31	to	35.84	97,058,586	0.45	1.18	to	1.65	29.43	to	30.04
2018	2,852,362	25.61	to	27.69	86,647,526	0.69	1.18	to	1.65	(7.92)	to	(7.48)
Invesco Oppenheimer V.I. International Growth Sub-Account
2022	625,287	16.55	to	21.34	13,862,350	-	1.18	to	1.65	(28.32)	to	(27.98)
2021	663,871	22.98	to	29.77	20,843,401	-	1.18	to	1.65	8.42	to	8.93
2020	743,747	21.09	to	27.46	21,692,340	0.95	1.18	to	1.65	19.51	to	20.08
2019	821,541	17.57	to	22.97	20,045,116	1.05	1.18	to	1.65	26.50	to	27.09
2018	932,853	13.82	to	18.16	17,956,909	0.87	1.18	to	1.65	(20.74)	to	(20.37)
Invesco V.I. Capital Appreciation Sub-Account[4]
2022	1,395,741	21.78	to	28.44	36,335,263	-	1.18	to	1.65	(31.91)	to	(31.59)
2021	1,539,070	31.84	to	41.77	58,865,288	-	1.18	to	1.65	20.56	to	21.13
2020	1,725,042	26.28	to	34.65	54,747,632	-	1.18	to	1.65	34.35	to	34.99
2019	1,928,344	19.47	to	25.79	45,353,353	0.06	1.18	to	1.65	33.97	to	34.60
2018	2,206,998	14.47	to	19.25	38,605,250	0.32	1.18	to	1.65	(7.28)	to	(6.84)
Invesco V.I. Conservative Balanced Sub-Account[4]
2022	538,086	15.41	to	16.52	8,810,666	1.33	1.18	to	1.65	(18.21)	to	(17.83)
2021	609,649	18.84	to	20.11	12,168,551	1.50	1.18	to	1.65	8.82	to	9.34
2020	644,315	17.32	to	18.39	11,783,178	2.03	1.18	to	1.65	12.98	to	13.51
2019	735,358	15.33	to	16.20	11,866,075	2.26	1.18	to	1.65	15.59	to	16.14
2018	880,582	13.26	to	13.95	12,256,381	1.95	1.18	to	1.65	(6.88)	to	(6.44)
Invesco V.I. Core Plus Bond Sub-Account[5]
2022	241,891	-	-	13.65	3,302,845	1.94	-	-	1.40	-	-	(15.22)
2021	274,654	-	-	16.11	4,423,554	2.06	-	-	1.40	-	-	(3.02)
2020	307,220	-	-	16.61	5,101,912	3.04	-	-	1.40	-	-	8.18
2019	344,378	-	-	15.35	5,286,348	3.36	-	-	1.40	-	-	8.00
2018	403,191	-	-	14.21	5,730,494	3.34	-	-	1.40	-	-	(2.41)
Invesco V.I. Discovery Mid Cap Growth Sub-Account[4]
2022	1,308,273	14.78	to	25.23	25,719,155	-	1.18	to	1.65	(32.11)	to	(31.79)
2021	1,392,332	21.67	to	37.16	40,398,560	-	1.18	to	1.65	17.15	to	17.70
2020	1,595,368	18.41	to	31.72	39,287,678	0.04	1.18	to	1.65	38.39	to	39.04
2019	1,770,670	13.24	to	22.92	31,302,242	-	1.18	to	1.65	37.08	to	37.73
2018	2,000,926	9.61	to	16.72	25,803,288	-	1.18	to	1.65	(7.63)	to	(7.19)
Invesco V.I. Diversified Dividend Sub-Account
2022	203,141	14.71	to	15.28	3,160,867	1.87	1.18	to	1.65	(3.29)	to	(2.83)
2021	212,263	15.14	to	15.80	3,409,922	2.10	1.18	to	1.65	16.95	to	17.50
2020	240,286	12.89	to	13.51	3,284,410	3.04	1.18	to	1.65	(1.50)	to	(1.03)
2019	269,088	13.02	to	13.72	3,741,363	2.91	1.18	to	1.65	23.04	to	23.62
2018	305,713	10.53	to	11.15	3,439,650	2.30	1.18	to	1.65	(9.10)	to	(8.66)
Invesco V.I. Global Strategic Income Sub-Account[4]
2022	1,157,751	18.05	to	19.16	22,274,993	-	1.18	to	1.65	(12.91)	to	(12.50)
2021	1,298,824	20.73	to	21.90	28,594,630	4.61	1.18	to	1.65	(4.99)	to	(4.55)
2020	1,388,293	21.82	to	22.94	32,056,685	5.65	1.18	to	1.65	1.71	to	2.19
2019	1,613,991	21.45	to	22.45	36,509,037	3.79	1.18	to	1.65	8.99	to	9.50
2018	1,846,534	19.68	to	20.50	38,180,577	4.96	1.18	to	1.65	(5.97)	to	(5.53)
F-36

Notes To Financial Statements (Continued)

8.    FINANCIAL HIGHLIGHTS (Continued)

	At December 31,					For the Years Ended December 31,
						Investment
		Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
	Units	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)
Invesco V.I. Global Sub-Account⁴
2022	1,800,117	$27.66	to	$37.76	$59,290,668	-%	1.18%	to	1.65%	(32.88)%	to	(32.57)%
2021	1,949,699	41.02	to	56.26	95,547,935	-	1.18	to	1.65	13.60	to	14.13
2020	2,173,793	35.94	to	49.52	93,637,809	0.69	1.18	to	1.65	25.55	to	26.14
2019	2,454,009	28.49	to	39.45	84,208,630	0.91	1.18	to	1.65	29.63	to	30.24
2018	2,838,202	21.88	to	30.43	75,021,984	0.99	1.18	to	1.65	(14.61)	to	(14.20)
Invesco V.I. Health Care Sub-Account
2022	232,075	31.05	to	32.52	7,663,303	-	1.18	to	1.65	(14.73)	to	(14.33)
2021	253,713	36.24	to	38.14	9,806,628	0.21	1.18	to	1.65	10.46	to	10.98
2020	270,930	32.66	to	34.53	9,445,838	0.32	1.18	to	1.65	12.59	to	13.12
2019	301,899	28.87	to	30.67	9,295,690	0.04	1.18	to	1.65	30.34	to	30.95
2018	337,447	22.05	to	23.53	7,943,284	-	1.18	to	1.65	(0.76)	to	(0.29)
Invesco V.I. Main Street Sub-Account⁴
2022	1,414,996	25.54	to	26.76	38,464,419	1.45	1.18	to	1.65	(21.44)	to	(21.07)
2021	1,577,583	32.36	to	34.07	54,425,683	0.69	1.18	to	1.65	25.48	to	26.07
2020	1,758,935	25.67	to	27.15	48,247,129	1.48	1.18	to	1.65	12.08	to	12.61
2019	2,019,490	22.79	to	24.22	49,289,876	1.06	1.18	to	1.65	29.92	to	30.53
2018	2,295,601	17.46	to	18.64	42,970,499	1.16	1.18	to	1.65	(9.40)	to	(8.97)
Invesco V.I. Technology Sub-Account
2022	475,023	7.53	to	7.85	3,771,368	-	1.18	to	1.65	(40.93)	to	(40.65)
2021	510,849	12.75	to	13.23	6,848,055	-	1.18	to	1.65	12.54	to	13.07
2020	586,980	11.33	to	11.70	6,967,630	-	1.18	to	1.65	43.73	to	44.40
2019	642,180	7.88	to	8.10	5,282,975	-	1.18	to	1.65	33.66	to	34.29
2018	802,248	5.90	to	6.03	4,919,840	-	1.18	to	1.65	(2.09)	to	(1.63)
Invesco V.I. U.S. Government Money Sub-Account⁴
2022	412,683	9.69	to	10.33	4,454,160	1.26	1.18	to	1.65	(0.37)	to	0.10
2021	429,155	9.73	to	10.32	4,661,037	0.01	1.18	to	1.65	(1.63)	to	(1.17)
2020	483,617	9.89	to	10.44	5,303,346	0.24	1.18	to	1.65	(1.42)	to	(0.95)
2019	588,953	10.03	to	10.54	6,553,421	1.70	1.18	to	1.65	0.04	to	0.51
2018	657,453	10.03	to	10.49	7,280,429	1.34	1.18	to	1.65	(0.31)	to	0.16
MML Aggressive Allocation Sub-Account
2022	1,051,581	20.73	to	22.24	23,360,153	2.05	1.18	to	1.65	(17.27)	to	(16.88)
2021	1,186,496	25.06	to	26.76	31,710,549	1.24	1.18	to	1.65	14.74	to	15.28
2020	1,252,260	21.84	to	23.21	29,017,593	1.62	1.18	to	1.65	11.49	to	12.02
2019	1,294,689	19.59	to	20.72	26,785,270	1.96	1.18	to	1.65	21.91	to	22.48
2018	1,347,559	16.07	to	16.92	22,764,574	1.37	1.18	to	1.65	(9.63)	to	(9.20)
MML American Funds Core Allocation Sub-Account
2022	469,342	-	-	24.52	11,509,924	2.13	-	-	1.18	-	-	(14.71)
2021	495,563	-	-	28.75	14,249,445	1.31	-	-	1.18	-	-	11.53
2020	493,822	-	-	25.78	12,731,471	1.75	-	-	1.18	-	-	10.08
2019	521,484	-	-	23.42	12,213,507	2.42	-	-	1.18	-	-	16.73
2018	556,398	-	-	20.06	11,163,119	1.76	-	-	1.18	-	-	(5.96)
MML American Funds Growth Sub-Account
2022	106,486	-	-	50.28	5,354,146	0.43	-	-	1.18	-	-	(31.11)
2021	110,885	-	-	72.99	8,092,910	-	-	-	1.18	-	-	20.12
2020	123,381	-	-	60.76	7,496,621	0.72	-	-	1.18	-	-	49.64
2019	129,472	-	-	40.60	5,257,131	0.32	-	-	1.18	-	-	28.70
2018	124,277	-	-	31.55	3,921,010	0.27	-	-	1.18	-	-	(1.82)
MML American Funds International Sub-Account⁶
2022	-	-	-	-	-	-	-	-	-	-	-	-
2021	86,348	-	-	22.52	1,944,596	0.12	-	-	1.18	-	-	(3.11)
2020	93,693	-	-	23.24	2,177,663	0.99	-	-	1.18	-	-	12.11
2019	116,551	-	-	20.73	2,416,294	2.71	-	-	1.18	-	-	20.88
2018	123,514	-	-	17.15	2,118,403	0.85	-	-	1.18	-	-	(14.54)
F-37

Notes To Financial Statements (Continued)

8.       FINANCIAL HIGHLIGHTS (Continued)

	At December 31,					For the Years Ended December 31,
						Investment
		Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
	Units	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)
MML Balanced Allocation Sub-Account
2022	1,163,462	$16.22	to	$17.39	$20,054,945	3.63%	1.18%	to	1.65%	(16.12)%	to	(15.73)%
2021	1,245,106	19.33	to	20.64	25,473,633	1.26	1.18	to	1.65	8.18	to	8.69
2020	1,308,938	17.87	to	18.99	24,673,106	2.66	1.18	to	1.65	9.12	to	9.63
2019	1,425,889	16.38	to	17.32	24,533,294	2.55	1.18	to	1.65	14.84	to	15.38
2018	1,548,150	14.26	to	15.01	23,095,568	2.29	1.18	to	1.65	(6.04)	to	(5.60)
MML Blend Sub-Account
2022	2,117,617	24.10	to	26.16	53,407,684	1.35	1.18	to	1.65	(17.95)	to	(17.57)
2021	2,328,823	29.38	to	31.74	71,335,958	2.12	1.18	to	1.65	13.14	to	13.68
2020	2,494,114	25.96	to	27.92	67,254,680	-	1.18	to	1.65	11.02	to	11.54
2019	2,740,641	23.39	to	25.03	66,187,864	2.42	1.18	to	1.65	19.40	to	19.96
2018	3,077,713	19.59	to	20.87	62,141,024	2.10	1.18	to	1.65	(5.91)	to	(5.47)
MML Blue Chip Growth Sub-Account
2022	465,455	41.72	to	45.76	20,908,978	-	1.18	to	1.65	(40.49)	to	(40.21)
2021	489,724	70.10	to	76.53	36,800,409	-	1.18	to	1.65	14.44	to	14.97
2020	543,704	61.26	to	66.56	35,544,312	-	1.18	to	1.65	32.20	to	32.83
2019	600,266	46.34	to	50.11	29,576,500	-	1.18	to	1.65	27.72	to	28.32
2018	661,091	36.28	to	39.05	25,412,017	-	1.18	to	1.65	0.20	to	0.68
MML Conservative Allocation Sub-Account
2022	913,423	15.40	to	16.52	14,976,095	3.93	1.18	to	1.65	(16.13)	to	(15.74)
2021	958,943	18.37	to	19.61	18,659,903	1.25	1.18	to	1.65	6.82	to	7.33
2020	1,025,637	17.19	to	18.27	18,599,923	2.72	1.18	to	1.65	8.13	to	8.64
2019	1,120,073	15.90	to	16.82	18,692,829	2.70	1.18	to	1.65	13.31	to	13.85
2018	1,187,846	14.03	to	14.77	17,418,902	2.52	1.18	to	1.65	(5.08)	to	(4.63)
MML Equity Sub-Account
2022	1,147,772	24.12	to	27.02	29,112,471	1.62	1.18	to	1.65	(6.20)	to	(5.76)
2021	1,264,754	25.72	to	28.67	34,022,495	1.66	1.18	to	1.65	28.13	to	28.73
2020	1,419,304	20.07	to	22.27	29,572,459	2.30	1.18	to	1.65	1.34	to	1.82
2019	1,607,887	19.81	to	21.87	32,899,993	2.03	1.18	to	1.65	23.86	to	24.45
2018	1,777,279	15.99	to	17.58	29,256,750	1.76	1.18	to	1.65	(11.47)	to	(11.05)
MML Equity Income Sub-Account
2022	475,610	35.38	to	38.81	18,170,386	1.75	1.18	to	1.65	(5.14)	to	(4.70)
2021	508,676	37.30	to	40.72	20,410,370	2.23	1.18	to	1.65	23.53	to	24.11
2020	576,701	30.20	to	32.81	18,656,155	2.39	1.18	to	1.65	(0.32)	to	0.15
2019	623,194	30.30	to	32.76	20,158,148	2.29	1.18	to	1.65	24.38	to	24.97
2018	697,263	24.36	to	26.22	18,063,576	1.88	1.18	to	1.65	(10.86)	to	(10.43)
MML Equity Index Sub-Account
2022	620,659	27.52	to	28.87	18,067,770	1.02	1.18	to	1.65	(19.83)	to	(19.45)
2021	660,854	34.17	to	36.02	23,937,630	1.25	1.18	to	1.65	26.09	to	26.68
2020	736,394	26.97	to	28.56	21,075,642	1.70	1.18	to	1.65	16.13	to	16.67
2019	799,452	23.12	to	24.60	19,597,582	2.66	1.18	to	1.65	28.72	to	29.32
2018	902,013	17.87	to	19.11	17,095,272	1.53	1.18	to	1.65	(6.37)	to	(5.93)
MML Focused Equity Sub-Account
2022	29,349	29.86	to	31.39	912,867	0.65	1.18	to	1.65	(6.57)	to	(6.13)
2021	26,949	31.96	to	33.44	894,408	0.92	1.18	to	1.65	19.89	to	20.45
2020	26,387	26.66	to	27.76	725,110	0.64	1.18	to	1.65	10.69	to	11.22
2019	30,588	24.08	to	24.96	757,115	0.04	1.18	to	1.65	27.60	to	28.20
2018	31,166	18.87	to	19.47	602,613	2.27	1.18	to	1.65	(0.67)	to	(0.20)
F-38

Notes To Financial Statements (Continued)

8.    FINANCIAL HIGHLIGHTS (Continued)

	At December 31,					For the Years Ended December 31,
						Investment
		Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
	Units	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)
MML Foreign Sub-Account
2022	486,450	$13.58	to	$13.91	$6,831,073	3.79%	1.18%	to	1.65%	(15.98)%	to	(15.58)%
2021	531,385	16.09	to	16.55	8,849,294	2.55	1.18	to	1.65	11.20	to	11.72
2020	582,840	14.40	to	14.89	8,703,291	2.99	1.18	to	1.65	4.20	to	4.69
2019	642,373	13.76	to	14.29	9,170,397	1.77	1.18	to	1.65	11.31	to	11.84
2018	707,403	12.30	to	12.83	9,040,775	2.24	1.18	to	1.65	(17.28)	to	(16.89)
MML Fundamental Equity Sub-Account
2022	33,095	27.14	to	28.53	940,986	0.36	1.18	to	1.65	(21.74)	to	(21.37)
2021	32,284	34.68	to	36.29	1,167,304	0.32	1.18	to	1.65	25.30	to	25.89
2020	32,101	27.67	to	28.83	922,432	-	1.18	to	1.65	17.63	to	18.19
2019	27,078	23.53	to	24.39	657,507	0.43	1.18	to	1.65	31.15	to	31.77
2018	23,098	17.94	to	18.51	425,593	1.09	1.18	to	1.65	(1.00)	to	(0.53)
MML Fundamental Value Sub-Account
2022	61,358	21.75	to	22.87	1,393,994	0.82	1.18	to	1.65	(6.58)	to	(6.14)
2021	63,413	23.28	to	24.36	1,536,269	1.67	1.18	to	1.65	27.56	to	28.16
2020	57,680	18.25	to	19.01	1,091,877	1.09	1.18	to	1.65	0.69	to	1.17
2019	60,094	18.12	to	18.79	1,124,048	1.67	1.18	to	1.65	20.49	to	21.05
2018	76,076	15.04	to	15.52	1,176,739	1.54	1.18	to	1.65	(12.03)	to	(11.61)
MML Global Sub-Account
2022	608,358	13.47	to	17.48	10,712,032	1.64	1.18	to	1.65	(19.06)	to	(18.68)
2021	661,950	16.57	to	21.59	14,366,310	0.91	1.18	to	1.65	15.50	to	16.05
2020	721,548	14.28	to	18.69	13,496,602	1.05	1.18	to	1.65	12.10	to	12.63
2019	795,611	12.68	to	16.68	13,198,078	0.58	1.18	to	1.65	28.45	to	29.05
2018	899,038	9.82	to	12.98	11,557,879	1.10	1.18	to	1.65	(11.06)	to	(10.64)
MML Growth Allocation Sub-Account
2022	2,441,861	19.06	to	20.45	49,826,191	2.66	1.18	to	1.65	(16.68)	to	(16.29)
2021	2,607,763	22.88	to	24.43	63,570,385	1.57	1.18	to	1.65	12.46	to	12.99
2020	2,714,189	20.34	to	21.62	58,560,778	2.08	1.18	to	1.65	10.91	to	11.44
2019	2,819,559	18.34	to	19.40	54,605,097	2.29	1.18	to	1.65	19.23	to	19.79
2018	3,035,628	15.38	to	16.19	49,087,115	1.80	1.18	to	1.65	(8.44)	to	(8.00)
MML High Yield Sub-Account
2022	160,734	15.91	to	16.88	2,686,580	7.39	1.18	to	1.65	(13.41)	to	(13.00)
2021	168,938	18.37	to	19.40	3,249,709	8.45	1.18	to	1.65	6.11	to	6.61
2020	159,409	17.31	to	18.20	2,878,160	0.02	1.18	to	1.65	3.65	to	4.14
2019	177,623	16.70	to	17.48	3,079,517	5.92	1.18	to	1.65	10.03	to	10.55
2018	190,824	15.18	to	15.81	2,995,572	6.05	1.18	to	1.65	(5.13)	to	(4.68)
MML Income & Growth Sub-Account
2022	775,986	24.33	to	24.66	22,315,525	1.42	1.18	to	1.65	(1.94)	to	(1.48)
2021	888,985	24.70	to	25.15	25,929,813	1.77	1.18	to	1.65	24.21	to	24.79
2020	961,999	19.79	to	20.25	22,487,171	2.03	1.18	to	1.65	1.34	to	1.82
2019	1,074,242	19.44	to	19.98	24,678,743	1.96	1.18	to	1.65	22.40	to	22.97
2018	1,251,528	15.81	to	16.33	23,396,608	1.74	1.18	to	1.65	(13.14)	to	(12.73)
MML Inflation-Protected and Income Sub-Account
2022	561,291	13.49	to	14.79	8,162,602	2.58	1.18	to	1.65	(14.76)	to	(14.36)
2021	628,399	15.82	to	17.27	10,680,787	1.07	1.18	to	1.65	4.66	to	5.15
2020	648,751	15.12	to	16.43	10,495,142	0.11	1.18	to	1.65	9.30	to	9.81
2019	728,154	13.83	to	14.96	10,737,757	2.38	1.18	to	1.65	6.54	to	7.04
2018	794,266	12.98	to	13.97	10,947,233	3.09	1.18	to	1.65	(2.91)	to	(2.45)
F-39

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,					For the Years Ended December 31,
						Investment
		Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
	Units	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)
MML International Equity Sub-Account
2022	25,296	$-	-	$10.40	$263,014	0.76%	-%	-	1.18%	-%	-	(16.34)%
2021	11,630	-	-	12.43	144,550	0.46	-	-	1.18	-	-	10.19
2020	16,448	-	-	11.28	185,530	2.84	-	-	1.18	-	-	3.84
2019	16,121	-	-	10.86	175,122	1.88	-	-	1.18	-	-	22.89
2018	11,061	-	-	8.84	97,776	1.53	-	-	1.18	-	-	(24.94)
MML Large Cap Growth Sub-Account
2022	589,822	19.44	to	22.90	13,154,262	-	1.18	to	1.65	(28.73)	to	(28.40)
2021	635,022	27.15	to	32.13	19,818,248	0.05	1.18	to	1.65	16.48	to	17.03
2020	706,850	23.20	to	27.58	18,956,578	0.33	1.18	to	1.65	29.62	to	30.23
2019	789,748	17.81	to	21.28	16,313,116	0.59	1.18	to	1.65	29.83	to	30.44
2018	923,652	13.66	to	16.39	14,634,567	0.63	1.18	to	1.65	(3.87)	to	(3.42)
MML Managed Bond Sub-Account (Initial Class)
2022	953,932	17.39	to	18.30	17,681,015	3.04	1.18	to	1.65	(16.40)	to	(16.00)
2021	1,091,572	20.80	to	21.79	24,101,131	3.17	1.18	to	1.65	(0.84)	to	(0.37)
2020	1,143,702	20.97	to	21.87	25,360,257	0.09	1.18	to	1.65	5.95	to	6.45
2019	1,241,432	19.79	to	20.55	25,864,236	3.67	1.18	to	1.65	8.01	to	8.52
2018	1,386,407	18.32	to	18.93	26,616,908	3.44	1.18	to	1.65	(2.08)	to	(1.61)
MML Managed Bond Sub-Account (Service Class)
2022	165,674	-	-	11.83	1,960,510	2.75	-	-	1.40	-	-	(16.40)
2021	181,555	-	-	14.15	2,569,838	2.90	-	-	1.40	-	-	(0.84)
2020	186,906	-	-	14.27	2,667,908	0.10	-	-	1.40	-	-	5.95
2019	184,230	-	-	13.47	2,482,039	3.51	-	-	1.40	-	-	8.01
2018	184,606	-	-	12.47	2,302,589	3.13	-	-	1.40	-	-	(2.07)
MML Managed Volatility Sub-Account
2022	464,736	14.91	to	16.36	7,489,945	0.48	1.18	to	1.65	(13.48)	to	(13.08)
2021	530,888	17.23	to	18.82	9,849,304	0.97	1.18	to	1.65	9.72	to	10.23
2020	576,247	15.70	to	17.07	9,706,307	1.37	1.18	to	1.65	4.93	to	5.43
2019	640,820	14.96	to	16.19	10,244,289	1.60	1.18	to	1.65	10.07	to	10.58
2018	727,128	13.60	to	14.64	10,526,880	1.20	1.18	to	1.65	(6.26)	to	(5.81)
MML Mid Cap Growth Sub-Account
2022	934,023	51.28	to	61.06	62,311,170	-	1.18	to	1.65	(26.34)	to	(25.99)
2021	1,029,932	69.29	to	82.89	93,047,597	-	1.18	to	1.65	11.36	to	11.88
2020	1,167,041	61.93	to	74.43	94,982,698	0.08	1.18	to	1.65	23.51	to	24.10
2019	1,322,636	49.91	to	60.26	87,140,274	0.02	1.18	to	1.65	29.15	to	29.76
2018	1,527,705	38.46	to	46.66	77,934,117	-	1.18	to	1.65	(3.78)	to	(3.33)
MML Mid Cap Value Sub-Account
2022	709,587	54.84	to	60.96	41,134,086	2.07	1.18	to	1.65	(2.94)	to	(2.49)
2021	807,953	56.50	to	62.51	48,086,111	1.43	1.18	to	1.65	21.30	to	21.87
2020	900,692	46.58	to	51.29	43,997,804	1.76	1.18	to	1.65	0.04	to	0.52
2019	996,092	46.56	to	51.03	48,415,559	1.62	1.18	to	1.65	27.02	to	27.62
2018	1,158,386	36.66	to	39.99	44,192,957	1.51	1.18	to	1.65	(14.42)	to	(14.02)
MML Moderate Allocation Sub-Account
2022	2,677,267	17.31	to	18.57	49,453,476	3.23	1.18	to	1.65	(16.36)	to	(15.97)
2021	3,093,518	20.69	to	22.09	67,989,941	1.35	1.18	to	1.65	10.16	to	10.68
2020	3,330,821	18.78	to	19.96	66,164,918	2.48	1.18	to	1.65	8.73	to	9.25
2019	3,611,492	17.28	to	18.27	65,691,438	2.57	1.18	to	1.65	16.64	to	17.19
2018	3,713,575	14.81	to	15.59	57,665,894	2.13	1.18	to	1.65	(7.04)	to	(6.60)
F-40

Notes To Financial Statements (Continued)

8.    FINANCIAL HIGHLIGHTS (Continued)

	At December 31,					For the Years Ended December 31,
						Investment
		Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
	Units	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)
MML Short-Duration Bond Sub-Account
2022	200,603	$9.54	to	$10.12	$2,000,988	3.03%	1.18%	to	1.65%	(9.50)%	to	(9.07)%
2021	210,606	10.54	to	11.13	2,315,285	2.93	1.18	to	1.65	0.03	to	0.50
2020	237,704	10.54	to	11.08	2,598,079	-	1.18	to	1.65	(0.32)	to	0.15
2019	254,160	10.57	to	11.06	2,782,573	3.08	1.18	to	1.65	2.47	to	2.95
2018	244,808	10.31	to	10.74	2,605,175	2.66	1.18	to	1.65	(0.38)	to	0.09
MML Small Cap Equity Sub-Account
2022	403,547	40.78	to	41.00	17,608,014	0.70	1.18	to	1.65	(17.25)	to	(16.87)
2021	445,746	49.29	to	49.31	23,414,026	0.43	1.18	to	1.65	20.74	to	21.31
2020	499,342	40.65	to	40.82	21,643,745	0.54	1.18	to	1.65	18.72	to	19.28
2019	552,308	34.08	to	34.38	20,109,287	0.47	1.18	to	1.65	24.40	to	24.98
2018	617,042	27.27	to	27.64	18,014,617	0.48	1.18	to	1.65	(11.66)	to	(11.25)
MML Small Cap Growth Equity Sub-Account
2022	288,359	31.17	to	41.91	11,374,590	-	1.18	to	1.65	(24.41)	to	(24.06)
2021	305,158	41.05	to	55.45	15,889,593	-	1.18	to	1.65	5.55	to	6.05
2020	350,919	38.71	to	52.53	17,106,476	-	1.18	to	1.65	33.41	to	34.03
2019	398,655	28.88	to	39.38	14,499,449	-	1.18	to	1.65	32.13	to	32.75
2018	444,467	21.75	to	29.80	12,156,107	-	1.18	to	1.65	(6.44)	to	(6.00)
MML Small Company Value Sub-Account
2022	24,694	-	-	34.78	858,826	-	-	-	1.18	-	-	(16.05)
2021	25,371	-	-	41.43	1,051,122	0.19	-	-	1.18	-	-	23.65
2020	27,538	-	-	33.50	922,646	0.06	-	-	1.18	-	-	7.65
2019	31,116	-	-	31.12	968,452	0.08	-	-	1.18	-	-	23.79
2018	33,111	-	-	25.14	832,523	0.19	-	-	1.18	-	-	(14.22)
MML Small/Mid Cap Value Sub-Account
2022	252,726	38.86	to	42.63	10,647,366	1.25	1.18	to	1.65	(17.07)	to	(16.68)
2021	280,417	46.86	to	51.16	14,187,869	1.01	1.18	to	1.65	33.72	to	34.35
2020	324,824	35.05	to	38.08	12,237,542	1.07	1.18	to	1.65	2.94	to	3.42
2019	334,180	34.05	to	36.82	12,177,836	0.61	1.18	to	1.65	18.31	to	18.86
2018	367,249	28.78	to	30.98	11,256,245	0.47	1.18	to	1.65	(16.32)	to	(15.93)
MML Strategic Emerging Markets Sub-Account
2022	71,106	-	-	12.44	884,656	2.90	-	-	1.18	-	-	(27.69)
2021	68,851	-	-	17.21	1,184,646	-	-	-	1.18	-	-	(9.43)
2020	69,895	-	-	19.00	1,327,782	0.20	-	-	1.18	-	-	15.88
2019	87,776	-	-	16.39	1,438,893	0.01	-	-	1.18	-	-	23.71
2018	105,605	-	-	13.25	1,399,351	-	-	-	1.18	-	-	(13.63)
MML Sustainable Equity Sub-Account⁴
2022	711,380	35.32	to	38.74	27,085,974	0.94	1.18	to	1.65	(18.37)	to	(17.99)
2021	783,098	43.26	to	47.23	36,368,901	0.83	1.18	to	1.65	25.07	to	25.65
2020	884,997	34.59	to	37.59	32,745,308	0.91	1.18	to	1.65	12.64	to	13.17
2019	994,687	30.71	to	33.22	32,528,962	0.95	1.18	to	1.65	29.93	to	30.55
2018	1,098,861	23.64	to	25.44	27,553,454	0.86	1.18	to	1.65	(6.76)	to	(6.32)
MML Total Return Bond Sub-Account
2022	207,352	9.35	to	9.83	2,020,159	1.31	1.18	to	1.65	(16.29)	to	(15.90)
2021	260,106	11.17	to	11.69	3,017,232	1.63	1.18	to	1.65	(3.12)	to	(2.66)
2020	275,526	11.53	to	12.01	3,285,366	3.07	1.18	to	1.65	6.82	to	7.32
2019	183,407	10.79	to	11.19	2,041,095	2.92	1.18	to	1.65	6.87	to	7.38
2018	179,359	10.10	to	10.42	1,860,517	1.75	1.18	to	1.65	(1.99)	to	(1.52)
F-41

Notes To Financial Statements (Continued)

8.    FINANCIAL HIGHLIGHTS (Continued)

	At December 31,					For the Years Ended December 31,
						Investment
		Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
	Units	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)
MML U.S. Government Money Market Sub-Account
2022	2,276,959	$8.37	to	$8.98	$20,166,799	1.22%	1.18%	to	1.65%	(0.44)%	to	0.03%
2021	2,266,614	8.41	to	8.98	20,069,406	-	1.18	to	1.65	(1.64)	to	(1.17)
2020	2,493,870	8.55	to	9.08	22,351,977	0.23	1.18	to	1.65	(1.41)	to	(0.95)
2019	2,312,249	8.67	to	9.17	20,947,651	1.70	1.18	to	1.65	0.04	to	0.52
2018	2,487,601	8.66	to	9.12	22,451,476	1.32	1.18	to	1.65	(0.33)	to	0.14
Oppenheimer Global Multi-Alternatives Sub-Account
2022	-	-	-	-	-	-	-	-	-	-	-	-
2021	-	-	-	-	-	-	-	-	-	-	-	-
2020	-	-	-	-	-	-	-	-	-	-	-	-
2019	-	-	-	-	-	-	-	-	-	-	-	-
2018	6,310	-	-	9.12	57,570	0.17	-	-	1.18	-	-	(4.44)
PIMCO CommodityRealReturn® Strategy Sub-Account
2022	278,210	7.21	to	7.80	2,133,154	22.65	1.18	to	1.65	6.89	to	7.39
2021	230,012	6.75	to	7.26	1,651,829	4.17	1.18	to	1.65	30.93	to	31.55
2020	216,880	5.15	to	5.52	1,186,511	6.34	1.18	to	1.65	(0.43)	to	0.04
2019	238,693	5.18	to	5.52	1,305,900	4.35	1.18	to	1.65	9.53	to	10.04
2018	256,401	4.73	to	5.02	1,275,354	1.98	1.18	to	1.65	(15.61)	to	(15.21)
VY® CBRE Global Real Estate Sub-Account
2022	105,824	14.46	to	15.64	1,624,111	2.91	1.18	to	1.65	(26.35)	to	(26.00)
2021	123,852	19.63	to	21.13	2,570,023	2.59	1.18	to	1.65	31.95	to	32.57
2020	123,598	14.88	to	15.94	1,938,260	5.75	1.18	to	1.65	(6.60)	to	(6.15)
2019	137,153	15.93	to	16.98	2,293,585	2.62	1.18	to	1.65	22.31	to	22.89
2018	156,547	13.02	to	13.82	2,133,623	5.20	1.18	to	1.65	(10.25)	to	(9.82)

[1]	The investment income ratios represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owners accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.
[2]	The expense ratios represent the annualized policy expense of the sub-accounts of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction of unit values. Charges made directly to contract owners accounts through the redemption of units and expenses of the underlying fund have been excluded.
[3]	The total returns are for the periods indicated, including changes in the value of the underlying fund, and the expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns and unit values are not within the ranges presented.
[4]	See Note 2 to the financial statements for the previous name of this Sub-Account.
[5]	After the close of business on April 29, 2022, Invesco V.I. Core Plus Bond Fund acquired all the net assets of Invesco V.I. Core Bond Fund pursuant to a plan of reorganization approved by the Board of Trustees of the Invesco V.I. Core Plus Bond Fund on December 1, 2021 and by the shareholders of the Invesco V.I. Core Bond Fund on March 31, 2022. The acquisition was accomplished by a tax-free exchange as of the close of business on April 29, 2022. Shares of Invesco V.I. Core Bond Fund were exchanged for the like class of shares of Invesco V.I. Core Plus Bond Fund, based on the relative net asset value of the two funds which resulted in Invesco V.I. Core Bond Fund receiving 1.15816327 shares of Invesco V.I. Core Plus Bond Fund in exchange of 1 share of Invesco V.I Core Bond Fund. As a result of the underlying fund merger, the subaccount name changed from Invesco V.I. Core Bond to Invesco V.I. Core Plus Bond. Financial highlights for the years 2018-2021 correspond to the Invesco V.I. Core Bond Sub-Account.
[6]	For the period January 1, 2022 to November 4, 2022. Effective November 4, 2022 this Sub-Account liquidated and any contract value in the Sub-Account after the close of the New York Stock Exchange on November 4, 2022 was automatically transferred to the MML U.S. Government Money Market Sub-Account.
F-42

Notes To Financial Statements (Continued)

8.	Financial Highlights (Continued)

B.	The Separate Account assesses charges associated with the contract. These charges are either assessed as a direct reduction in unit values or through a redemption of units for all contracts contained within the Separate Account.

Mortality and Expense Risk Charge*	This charge is equal, on an annual basis, to
This charge is assessed through a reduction in unit values.	1.03% - 1.50% of the daily value of the assets
invested in each fund.

Administrative Charge	This charge is equal, on an annual basis, to 0.15%
This charge is assessed through a reduction in unit values.	of the daily value of the assets invested in each
fund.

Annual Contract Maintenance Charge	$0 - $40 per contract, annually.
This charge is assessed through the redemption of units.

Contingent Deferred Sales Charge	0.00% - 8.00%
This charge is assessed through the redemption of units.

Death Benefit Options
Charges for these options are annualized and are assessed through a redemption of units.

A. Reset Death Benefit**	0.00% - 0.20%

B. Ratchet Death Benefit***	0.00% - 0.70%

*	The Panorama Premier segment charges its contract owners a mortality and expense risk charge equal, on an annual basis, to 1.25% of the daily value of the assets invested in each fund. Subject to state availability, contracts issued on or after September 10, 2001 will receive an increase in the contract value allocated to the fund by 0.15% on each contract anniversary.
**	For Panorama Passage the charge for the Reset Death Benefit is 0.10% on an annual basis of the daily value of the contract value allocated to the funds and the fixed accounts, unless the charge exceeds the maximum charge, in which case, the charge is the maximum charge. The maximum charge is 0.20% on an annual basis of the daily value of the contract value allocated to the funds.
***	The Ratchet Death Benefit is 0.25% for Panorama Passage and 0.15% for Panorama Premier on an annual basis of the daily value of the contract value allocated to the funds and the fixed accounts, unless that charge exceeds the maximum, in this case the charge is the maximum charge. The maximum charge is 0.35% if age 60 or less at contract issue, 0.50% if age 61 through age 70 at contract issue, and 0.70% if age 71 or older at contract issue, of the contract value allocated to the funds.

9.	SUBSEQUENT EVENTS

The Separate Account’s management has reviewed events occurring through March 8, 2023, the date the financial statements were issued, and no subsequent events occurred requiring accrual or disclosure.

F-43

C.M. LIFE INSURANCE COMPANY

STATUTORY FINANCIAL STATEMENTS

As of December 31, 2022 and 2021 and

for the years ended December 31, 2022, 2021 and 2020

C.M. LIFE INSURANCE COMPANY

STATUTORY FINANCIAL STATEMENTS

KPMG LLP

One Financial Plaza

755 Main Street

Hartford, CT 06103

Independent Auditors’ Report

Audit Committee of the Board of Directors

C.M. Life Insurance Company:

Opinions

We have audited the financial statements of C.M. Life Insurance Company (the Company), which comprise the statutory statements of financial position as of December 31, 2022 and 2021, and the related statutory statements of operations and changes in capital and surplus, and cash flows for the three-year period ended December 31, 2022, and the related notes to the financial statements.

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2022 and 2021, and the results of its operations and its cash flows for the three-year period ended December 31, 2022 in accordance with accounting practices prescribed or permitted by the State of Connecticut Insurance Department described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2022 and 2021, or the results of its operations or its cash flows for the three-year period ended December 31, 2022.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company using accounting practices prescribed or permitted by the State of Connecticut Insurance Department, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles. The effects on the financial statements of the variances between the statutory accounting practices described in Note 2 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting practices prescribed or permitted by the State of Connecticut Insurance Department.

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with

KPMG International Limited, a private English company limited by guarantee.

Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.

●	Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

●	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

●	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

●	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

/s/ KPMG LLP

Hartford, Connecticut

March 7, 2023

C.M. LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF FINANCIAL POSITION

	As of
	December 31,
	2022	2021
	($ In Millions Except for Par Value)
Assets:
Bonds	$3,736	$3,989
Preferred stocks	7	8
Common stocks – subsidiary and affiliates	275	289
Common stocks – unaffiliated	2	7
Mortgage loans	918	1,047
Policy loans	146	146
Partnerships and limited liability companies	171	179
Derivatives	724	630
Cash, cash equivalents and short-term investments	57	146
Other invested assets	334	290
Total invested assets	6,370	6,731
Investment income due and accrued	105	108
Federal income taxes	32	13
Net deferred income taxes	23	32
Other than invested assets	16	59
Total assets excluding separate accounts	6,546	6,943
Separate account assets	1,553	2,129
Total assets	$8,099	$9,072
Liabilities:
Policyholders’ reserves	$3,709	$3,881
Liabilities for deposit-type contracts	68	72
Contract claims and other benefits	8	44
Transfers due from separate accounts	(2)	(3)
Payable to parent	24	16
Asset valuation reserve	93	105
Collateral	203	172
Derivatives	480	630
Other liabilities	183	392
Total liabilities excluding separate accounts	4,766	5,309
Separate account liabilities	1,553	2,129
Total liabilities	6,319	7,438
Capital and surplus:
Common stock, $200 par value 50,000 shares authorized, 12,500 shares issued and outstanding	3	3
Paid-in and contributed surplus	450	450
Surplus	1,327	1,181
Total capital and surplus	1,780	1,634
Total liabilities and capital and surplus	$8,099	$9,072

See accompanying notes to statutory financial statements

4

C.M. LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF OPERATION

	Years Ended December 31,
	2022	2021	2020
	(In Millions)
Revenue:
Premium income	$224	$277	$279
Net investment income	268	280	279
Fees and other income	99	100	99
Total revenue	591	657	657
Benefits, expenses and other deductions:
Policyholders’ benefits	641	618	575
Change in policyholders’ reserves	(276)	(168)	(159)
General insurance expenses	60	65	78
Commissions	37	41	41
State taxes, licenses and fees	9	9	10
Other deductions	(23)	(5)	(4)
Total benefits, expenses and other deductions	448	560	541
Net gain from operations before federal income taxes	143	97	116
Federal income tax expense	19	11	7
Net gain from operations	124	86	109
Net realized capital gains (losses)	16	2	(7)
Net income	$140	$88	$102

See accompanying notes to statutory financial statements

5

C.M. LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS

	Years Ended December 31,
	2022	2021	2020
	(In Millions)
Capital and surplus, beginning of year	$1,634	$1,739	$1,735
Net increase (decrease) due to:
Net income	140	88	102
Change in net unrealized capital income (loss), net of tax	169	(10)	37
Change in net unrealized foreign exchange capital losses, net of tax	(49)	(18)	34
Change in other net deferred income taxes	35	14	(27)
Change in nonadmitted assets	(41)	3	29
Change in reserve valuation basis	-	-	3
Change in asset valuation reserve	12	(2)	4
Dividend paid	(163)	(173)	(173)
Contributions received	50	-	-
Other	(7)	(7)	(5)
Net increase (decrease)	146	(105)	4
Capital and surplus, end of year	$1,780	$1,634	$1,739

See accompanying notes to statutory financial statements

6

C.M. LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended
	December 31,
	2022	2021	2020
	(In Millions)
Cash from operations:
Premium collected net of reinsurance	$317	$383	$374
Net investment income	247	287	270
Benefit payments	(625)	(643)	(568)
Net transfers from separate accounts	106	149	122
Commissions and other expenses	(99)	(123)	(142)
Federal and foreign income taxes paid	(39)	(24)	(15)
Net cash (applied to) from operations	(93)	29	41
Cash from investments:
Proceeds from investments sold, matured or repaid:
Bonds	727	873	682
Preferred and common stocks – unaffiliated	4	7	5
Mortgage loans	161	130	111
Partnerships and limited liability companies	41	19	11
Derivatives	(168)	(21)	115
Other	(46)	64	(54)
Total investment proceeds	719	1,072	870
Cost of investments acquired:
Bonds	(528)	(802)	(904)
Preferred and common stocks – unaffiliated	(1)	(5)	-
Common stocks – affiliated	(1)	(2)	(2)
Mortgage loans	(37)	(234)	(120)
Partnerships and limited liability companies	(32)	(25)	(22)
Derivatives	(12)	(8)	(5)
Total investments acquired	(611)	(1,076)	(1,053)
Net decrease (increase) in policy loans	-	7	(2)
Net cash from (applied to) investing activities	108	3	(185)
Cash from financing and miscellaneous sources:
Net (withdrawals) deposits on deposit-type contracts	(6)	1	(18)
Change in collateral	37	(83)	134
Dividend paid	(163)	(173)	(173)
Contribution received	50	-	-
Other cash (used) provided	(22)	34	73
Net cash (to) from financing and miscellaneous sources	(104)	(221)	16
Net change in cash, cash equivalents and short-term investments	(89)	(189)	(128)
Cash, cash equivalents and short-term investments, beginning of year	146	335	463
Cash, cash equivalents and short-term investments, end of year	$57	$146	$335

See accompanying notes to statutory financial statements

7

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

1.       Nature of operations

These statutory financial statements include C.M. Life Insurance Company (the Company), a wholly owned stock life insurance subsidiary of Massachusetts Mutual Life Insurance Company (MassMutual). The Company is domiciled in the State of Connecticut. It provides life insurance and annuities to individuals and group life insurance to institutions.

MassMutual is a mutual life insurance company domiciled in the Commonwealth of Massachusetts, and its domestic life insurance subsidiaries provide individual and group life insurance, disability insurance, individual and group annuities and guaranteed interest contracts to individual and institutional customers in all 50 states of the United States of America (U.S.), the District of Columbia and Puerto Rico. Products and services are offered primarily through the Company’s MassMutual Financial Advisors (MMFA), Digital Distribution (DD), Institutional Solutions (IS) and Workplace Solutions distribution channels.

MMFA is a sales force of financial professionals that operate in the U.S. MMFA sells individual life and individual annuities. The Company’s DD channel sells individual life primarily through direct response television advertising, digital media, search engine optimization and search engine marketing. The Company’s IS distribution channel places group life insurance.

2.       Summary of significant accounting policies

a.       Basis of presentation

The statutory financial statements have been prepared in conformity with the statutory accounting practices of the National Association of Insurance Commissioners (NAIC) and the accounting practices prescribed or permitted by the State of Connecticut Insurance Department (the Department).

Statutory accounting principles are different in some respects from financial statements prepared in accordance with U.S. generally accepted accounting principles (U.S. GAAP). The more significant differences between statutory accounting principles and U.S. GAAP are as follows:

Invested assets

•	Bonds are generally carried at amortized cost, whereas U.S. GAAP reports bonds at fair value for bonds available for sale and trading or at amortized cost for bonds held to maturity (HTM)
•	Changes in the fair value of derivative financial instruments are recorded as changes in capital and surplus, whereas U.S. GAAP generally reports these changes as revenue unless deemed an effective hedge
•	Embedded derivatives are recorded as part of the underlying contract, whereas U.S. GAAP would identify and bifurcate certain embedded derivatives from the underlying contract or security and account for them separately at fair value
•	Income recognition on partnerships and limited liability companies, which are accounted for under the equity method, is limited to the amount of cash distribution, whereas U.S. GAAP is without limitation
•	Certain majority-owned subsidiaries are accounted for using the equity method, whereas U.S. GAAP would consolidate these entities
•	Starting on January 1, 2022, the Company adopted the current expected credit loss (CECL) impairment model for U.S. GAAP, which only applies to financial assets carried at amortized cost, including mortgage loans, equipment loans, HTM debt securities, and trade, lease, reinsurance and other receivables. CECL is based on expected credit losses rather than incurred losses. All financial assets within scope of CECL will have a credit loss allowance. Refer to Note 2dd. “Net realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI
8

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Policyholders’ liabilities

•	Statutory policy reserves are based upon prescribed methods, such as the Commissioners’ Reserve Valuation Method, Commissioners’ Annuity Reserve Valuation Method (CARVM) or net level premium method, and prescribed statutory mortality, morbidity and interest assumptions at the time of issuance, whereas U.S. GAAP policy reserves would generally be based upon the net level premium method or the estimated gross margin method with estimates, at time of issuance, of future mortality, morbidity, persistency and interest
•	Liabilities for policyholders’ reserves, unearned premium, and unpaid claims are presented net of reinsurance ceded, whereas U.S. GAAP would present the liabilities on a direct basis and report an asset for the amounts recoverable or due from reinsurers
•	Payments received for universal and variable life insurance products, certain variable and fixed deferred annuities and group annuity contracts are reported as premium income and corresponding change in reserves, whereas U.S. GAAP would treat these payments as deposits to policyholders’ account balances

General insurance expenses and commissions

•	Certain acquisition costs, such as commissions and other variable costs, directly related to successfully acquiring new business are charged to current operations as incurred, whereas U.S. GAAP generally would capitalize these expenses and amortize them based on profit emergence over the expected life of the policies or over the premium payment period

Net realized capital gains (losses)

•	After-tax realized capital (losses) gains that result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related hedging activities are deferred into the interest maintenance reserve (IMR) and amortized into revenue, whereas U.S. GAAP reports these gains and losses as revenue

Capital and surplus

•	Changes in the balances of deferred income taxes, which provide for book versus tax temporary differences, are subject to limitation and are recorded in surplus, whereas U.S. GAAP would generally include the change in deferred taxes in net income without limitation
•	Assets are reported at admitted asset value and assets designated as nonadmitted are excluded through a charge against surplus, whereas U.S. GAAP recognizes all assets, net of any valuation allowances
•	An asset valuation reserve (AVR) is reported as a contingency reserve to stabilize surplus against fluctuations in the statement value of partnerships and limited liability companies and certain common stocks as well as credit-related changes in the value of bonds, mortgage loans and certain derivatives, whereas U.S. GAAP does not record this reserve
•	Changes to the mortgage loan valuation allowance are recognized in net unrealized capital gains (losses), net of tax, in the Statutory Statements of Changes in Capital and Surplus, whereas U.S. GAAP reported these changes in net realized capital gains (losses) in 2021 and adopted the CECL impairment model in 2022
•	Statutory Statements of Changes in Capital and Surplus includes net income, change in net unrealized capital gains (losses), change in net unrealized foreign exchange capital gains (losses), change in other net deferred income taxes, change in nonadmitted assets, change in AVR, prior period adjustments, whereas U.S. GAAP presents net income as retained earnings and net unrealized capital gains (losses), change in net unrealized foreign exchange capital gains (losses) as other comprehensive income
•	The change in the fair value for unaffiliated common stock is recorded in surplus, whereas the change in the fair value for ownership interests in an entity not accounted for under the equity method or consolidated are recorded in revenue for U.S. GAAP

The preparation of financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities, the disclosure of assets and liabilities as of the date of the statutory financial statements and the reported amounts of revenues and expenses during the reporting periods. The most significant estimates include those used in determining the carrying values of investments including the amount of mortgage loan

9

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

investment valuation reserves, other-than-temporary impairment(s) (OTTI), the liabilities for policyholders’ reserves, the determination of admissible deferred tax assets (DTA), the liability for taxes and the liability for litigation or other contingencies. Future events including, but not limited to, changes in the level of mortality, morbidity, interest rates, persistency, asset valuations and defaults could cause results to differ from the estimates used in the statutory financial statements. Although some variability is inherent in these estimates, management believes the amounts presented are appropriate.

b.       Bonds

Bonds are generally valued at amortized cost using the constant yield interest method with the exception of NAIC Category 6 bonds, which are in or near default, and certain residential mortgage-backed securities (RMBS) and commercial mortgage-backed securities (CMBS), which are rated by outside modelers, which are carried at the lower of amortized cost or fair value. NAIC ratings are applied to bonds and other investments. Categories 1 and 2 are considered investment grade, while Categories 3 through 6 are considered below investment grade. Bonds are recorded on a trade date basis, except for private placement bonds, which are recorded on the funding date.

For loan-backed and structured securities, such as asset-backed securities (ABS), mortgage-backed securities (MBS), including RMBS and CMBS, and structured securities, including collateralized debt obligations (CDOs), amortization or accretion is revalued quarterly based on the current estimated cash flows, using either the prospective or retrospective adjustment methodologies.

Fixed income securities, with the highest ratings from a rating agency follow the retrospective method of accounting.

All other fixed income securities, such as floating rate bonds and interest only securities, including those that have been impaired, follow the prospective method of accounting.

The fair value of bonds is based on quoted market prices when available. If quoted market prices are not available, values provided by other third-party organizations are used. If values provided by other third-party organizations are unavailable, fair value is estimated using internal models by discounting expected future cash flows using observable current market rates applicable to yield, credit quality and maturity of the investment or using quoted market values for comparable investments. Internal inputs used in the determination of fair value include estimated prepayment speeds, default rates, discount rates and collateral values, among others. Structure characteristics and cash flow priority are also considered. Fair values resulting from internal models are those expected to be received in an orderly transaction between willing market participants.

Refer to Note 2y. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

c.       Preferred stocks

Preferred stocks in good standing, those that are rated Categories 1 through 3 by the Securities Valuation Office (SVO) of the NAIC, are generally valued at amortized cost. Preferred stocks not in good standing, those that are rated Categories 4 through 6 by the SVO of the NAIC, are valued at the lower of amortized cost or fair value. Fair values are based on quoted market prices, when available. If quoted market prices are not available, values provided by third-party organizations are used. If values provided by third-party organizations are unavailable, fair value is estimated using internal models. These models use inputs not directly observable or correlated with observable market data. Typical inputs integrated into the Company’s internal discounted expected earnings models include, but are not limited to, earnings before interest, taxes, depreciation and amortization estimates. Fair values resulting from internal models are those expected to be received in an orderly transaction between willing market participants.

Refer to Note 2y. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

10

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

d.       Common stock - subsidiary and affiliate

The Company accounts for the value of its subsidiary and affiliate, primarily, MML Bay State Life Insurance Company (MML Bay State), a wholly owned stock life insurance subsidiary, at their underlying statutory net equity. MML Bay State’s operating results, less dividends declared, are reflected as net unrealized capital gains in the Statutory Statements of Changes in Capital and Surplus. Dividends are recorded in net investment income when declared. The cost basis of common stock – subsidiary and affiliate is adjusted for impairments deemed to be other than temporary consistent with common stocks - unaffiliated.

e.       Common stocks - unaffiliated

Unaffiliated common stocks are carried at fair value, which is based on quoted market prices when available. If quoted market prices are not available, values provided by third-party organizations are used. If values from third parties are unavailable, fair values are determined by management using estimates based upon internal models. The Company’s internal models include estimates based upon comparable company analysis, review of financial statements, broker quotes and last traded price. Fair values resulting from internal models are those expected to be received in an orderly transaction between willing market participants.

Refer to Note 2y. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

f.       Mortgage loans

Mortgage loans are valued at the unpaid principal balance of the loan, net of unamortized premium, discount, mortgage origination fees and valuation allowances. Interest income earned on impaired loans is accrued on the outstanding principal balance of the loan based on the loan’s contractual coupon rate. Interest is not accrued for (a) impaired loans more than 60 days past due, (b) delinquent loans more than 90 days past due, or (c) loans that have interest that is not expected to be collected. The Company continually monitors mortgage loans where the accrual of interest has been discontinued, and will resume the accrual of interest on a mortgage loan when the facts and circumstances of the borrower and property indicate that the payments will continue to be received according to the terms of the original or modified mortgage loan agreement.

Refer to Note 2y. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

g.       Policy loans

Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy and amounts ceded to reinsurers.

h.       Partnerships and limited liability companies

Partnerships and limited liability companies, except for partnerships that generate and realize low income housing tax credits (LIHTCs), are accounted for using the equity method with the change in the equity value of the underlying investment recorded in surplus. Distributions received are recognized as net investment income to the extent the distribution does not exceed previously recorded accumulated undistributed earnings.

Investments in partnerships that generate LIHTCs are carried at amortized cost unless considered impaired. Under the amortized cost method, the excess of the carrying value of the investment over its estimated residual value is amortized into net investment income during the period in which tax benefits are recognized.

The equity method is suspended if the carrying value of the investment is reduced to zero due to losses from the investment. Once the equity method is suspended, losses are not recorded until the investment returns to profitability and the equity method is resumed. However, if the Company has guaranteed obligations of the investment or is otherwise committed to provide further financial support for the investment, losses will continue to be reported up to

11

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

the amount of those guaranteed obligations or commitments.

Refer to Note 2y. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

i.        Derivatives

Derivatives are carried at fair value, which is based primarily upon quotations obtained from counterparties and independent sources. These quotations are compared to internally derived prices and a price challenge is lodged with the counterparties and independent sources when a significant difference cannot be explained by appropriate adjustments to the internal model. When quoted market values are not reliable or available, the value is based on an internal valuation process using market observable inputs that other market participants would use. Changes in the fair value of these instruments are recorded as unrealized capital gains (losses) in surplus. Gains and losses realized on settlement, termination, closing or assignment of contracts are recorded in net realized capital gains (losses). Amounts receivable and payable are accrued as net investment income.

j.        Cash, cash equivalents and short-term investments

Cash and cash equivalents, which are carried at amortized cost, consist of all highly liquid investments purchased with original maturities of three months or less.

Short-term investments, which are carried at amortized cost, consist of short-term bonds and all highly liquid investments purchased with maturities of greater than three months and less than or equal to 12 months.

The carrying value reported in the Statutory Statements of Financial Position for cash, cash equivalents and short-term investment instruments approximates the fair value.

k.       Investment income due and accrued

Accrued investment income consists primarily of interest, which is recognized on an accrual basis.

l.        Other than invested assets

Other than invested assets primarily includes deferred and uncollected life insurance premium, reinsurance recoverables and other receivables.

m.      Separate accounts

Separate accounts and sub-accounts accounts are segregated funds administered and invested by the Company, the performance of which primarily benefits the policyholders/contract holders with an interest in the separate accounts. Group and individual variable annuity, variable life and other insurance policyholders/contract holders select from among the separate accounts and sub-accounts made available by the Company. The separate accounts and sub-accounts are offered as investment options under certain insurance contracts or policies. The returns produced by separate account assets increase or decrease separate account reserves. Separate account assets consist principally of marketable securities reported at fair value. Separate account assets can only be used to satisfy separate account liabilities and are not available to satisfy the general obligations of the Company. Separate account administrative and investment advisory fees are included in fees and other income.

The Company has only separate accounts classified as nonguaranteed for which the policyholder/contract holder assumes the investment risk.

Premium income, benefits and expenses of the separate accounts are included in the Statutory Statements of Operations with the offset recorded in the change in policyholders’ reserves. Investment income, realized capital gains (losses) and unrealized capital gains (losses) on the assets of separate accounts accrue to policyholders/contract holders and are not recorded in the Statutory Statements of Operations.

12

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

n.       Nonadmitted assets

Assets designated as nonadmitted by the NAIC primarily include the amount of DTAs (subject to certain limitations) that will not be realized by the end of the third calendar year following the current year end, certain investments in partnerships and limited liability companies for which qualifying audits are not performed, advances and prepayments, investment income due and accrued, and certain other receivables. Assets that are designated as nonadmitted are excluded from the Statutory Statements of Financial Position through a charge against shareholder’s equity.

o.       Reinsurance

The Company enters into reinsurance agreements with affiliated and unaffiliated insurers in the normal course of business to limit its insurance risk.

Premium income, benefits to policyholders (including unpaid claims) and policyholders’ reserves are reported net of reinsurance. Premium, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company records a receivable for reinsured benefits paid, but not yet reimbursed by the reinsurer and reduces policyholders’ reserves for the portion of insurance liabilities that are reinsured. Commissions and expense allowances on reinsurance ceded are recorded as revenue.

p.       Policyholders’ reserves

Policyholders’ reserves are developed by actuarial methods that will provide for the present value of estimated future obligations in excess of estimated future premium on policies in force and are determined based on either statutory prescribed mortality/morbidity tables using specified interest rates and valuation methods, or principles-based reserving (PBR) under Valuation Manual (VM)-20 which considers a wide range of future economic conditions, computed using justified company experience factors, such as mortality, policyholder behavior and expenses.

On January 1, 2020, the Company transitioned from Actuarial Guideline 43 to VM-21 for valuing guaranteed living benefits on certain annuity products for statutory reserves

Certain variable universal life and universal life contracts include features such as guaranteed minimum death benefits (GMDB) or other guarantees that ensure continued death benefit coverage when the policy would otherwise lapse. The value of the guarantee is only available to the beneficiary in the form of a death benefit. The liability for variable and universal life GMDBs and other guarantees is included in policyholders’ reserves and the related change in this liability is included in change in policyholders’ reserves in the Statutory Statements of Operations.

The fixed index annuity (FIA) product offers guaranteed lifetime withdrawal benefit (GLWB). A GLWB provides the annuity contract holder with a guarantee that a minimum amount will be available for withdrawal annually for life regardless of the contract value.

Certain individual variable annuity and fixed annuity products offer GMDBs. The liability for GMDBs is included in policyholders’ reserves and the related change in this liability is included in change in policyholders’ reserves in the Statutory Statement of Operations.

Tabular interest, tabular reserves, reserves released, and tabular cost for all life and annuity contracts and supplementary contracts involving life contingencies are determined in accordance with NAIC Annual Statement instructions. For tabular interest, whole life and term products use a formula that applies a weighted average interest rate determined from a seriatim valuation file to the mean average reserves. Universal life, variable life, group life, annuity and supplemental contracts use a formula that applies a weighted average credited rate to the mean account value. For contracts without an account value (e.g., a Single Premium Immediate Annuity) a weighted average statutory valuation rate is applied to the mean statutory reserve or accepted actuarial methods using applicable interest rates are applied.

13

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

All policyholders’ reserves and accruals are presented net of reinsurance. Management believes that these liabilities and accruals represent management’s best estimate and will be sufficient, in conjunction with future revenues, to meet future anticipated obligations of policies and contracts in force.

q.       Liabilities for deposit-type contracts

Liabilities for investment-type contracts such as supplementary contracts not involving life contingencies are based on account value or accepted actuarial methods using applicable interest rates.

r.        Transfers due from separate accounts

Transfers due from separate accounts represent a net receivable from the Company’s separate accounts.

s.        Federal income taxes

Total federal income taxes are based upon the Company’s best estimate of its current and DTAs or liabilities. Current tax expense (benefit) is reported in the Statutory Statements of Operations as federal income tax expense (benefit) if resulting from operations and within net realized capital (losses) gains if resulting from invested asset transactions. Changes in the balances of deferred taxes, which provide for book-to-tax temporary differences, are subject to limitations and are reported within various lines within surplus. Accordingly, the reporting of book-to-tax temporary differences, such as reserves and policy acquisition costs, and of book-to-tax permanent differences, such as tax-exempt interest and tax credits, results in effective tax rates in the Statutory Statements of Operations that differ from the federal statutory tax rate.

t.        Asset valuation reserve

The Company maintains an AVR that is a contingency reserve to stabilize shareholder’s equity against fluctuations in the carrying value of common stocks, real estate, partnerships and limited liability companies as well as credit-related changes in the value of bonds, preferred stocks, mortgage loans, and certain derivatives. The AVR is reported as a liability within the Statutory Statements of Financial Position and the change in AVR, net of tax, is reported within the Statutory Statements of Changes in Capital and Surplus.

u.       Repurchase agreements

Repurchase agreements are contracts under which the Company sells securities and simultaneously agrees to repurchase the same or substantially the same securities. These repurchase agreements are carried at cost and accounted for as collateralized borrowings with the proceeds from the sale of the securities recorded as a liability while the underlying securities continue to be recorded as an investment by the Company. Earnings on these investments are recorded as investment income and the difference between the proceeds and the amount at which the securities will be subsequently reacquired is amortized as interest expense. Repurchase agreements are used as a tool for overall portfolio management to help ensure the Company maintains adequate assets in order to provide yield, spread and duration to support liabilities and other corporate needs.

The Company provides collateral, as dictated by the repurchase agreements, to the counterparty in exchange for a loan. If the fair value of the securities sold becomes less than the loan, the counterparty may require additional collateral.

The carrying value reported in the Statutory Statements of Financial Position for repurchase agreements approximates the fair value.

14

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

v.       Interest maintenance reserve

The Company maintains an IMR that is used to stabilize net income against fluctuations in interest rates. After-tax realized capital (losses) gains, which result from changes in interest rates for all types of fixed-income investments and interest-related derivatives, are deferred into the IMR and amortized into net investment income using the grouped amortization method. In the grouped amortization method, assets are grouped based on years of maturity. IMR is reduced by the amount ceded to reinsurers when entering into in force coinsurance ceding agreements. The IMR is included in other liabilities, or if negative, is recorded as a nonadmitted asset.

w.       Other liabilities

Other liabilities primarily consist of interest due on derivatives, affiliated payables and remittances and items not allocated.

x.       Premium and related expense recognition

Life insurance premium revenue is generally recognized annually on the anniversary date of the policy. However, premium for flexible products, primarily universal life and variable universal life contracts, is recognized as revenue when received. Annuity premium is recognized as revenue when received.

Premium revenue is adjusted by the related deferred premium adjustment. Deferred premium adjusts for the overstatement created in the calculation of reserves as the reserve computation assumes the entire year’s net premium is collected annually at the beginning of the policy year and does not take into account installment or modal payments. Commissions and other costs related to issuance of new policies and policy maintenance and settlement costs are charged to current operations when incurred. Surrender fee charges on certain life and annuity products are recorded as a reduction of benefits and expenses.

y.       Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)

Realized capital gains (losses), net of taxes, exclude gains (losses) deferred into the IMR and gains (losses) of the separate accounts. Realized capital gains (losses), including OTTI, are recognized in net income and are determined using the specific identification method.

Bonds - general

The Company employs a systematic methodology to evaluate OTTI by conducting a quarterly analysis of bonds. OTTI is evaluated in a manner consistent with market participant assumptions. The Company considers the following factors, where applicable depending on the type of securities, in the evaluation of whether a decline in value is other than temporary: (a) the likelihood that the Company will be able to collect all amounts due according to the contractual terms of the debt security; (b) the present value of the expected future cash flows of the security; (c) the characteristics, quality and value of the underlying collateral or issuer securing the position; (d) collateral structure; (e) the length of time and extent to which the fair value has been below amortized cost; (f) the financial condition and near-term prospects of the issuer; (g) adverse conditions related to the security or industry; (h) the rating of the security; (i) the Company’s ability and intent to hold the investment for a period of time sufficient to allow for an anticipated recovery to amortized cost; and (j) other qualitative and quantitative factors in determining the existence of OTTI including, but not limited to, unrealized loss trend analysis and significant short-term changes in value.

In addition, if the Company has the intent to sell, or the inability, or lack of intent to retain the investment for a period sufficient to recover the amortized cost basis, an OTTI is recognized as a realized loss equal to the entire difference between the investment’s amortized cost basis and its fair value at the balance sheet date.

When a bond is other-than-temporarily impaired, a new cost basis is established.

15

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Bonds - corporate

For corporate securities, if it is determined that a decline in the fair value of a bond is other than temporary, OTTI is recognized as a realized loss equal to the difference between the investment’s amortized cost basis and, generally, its fair value at the balance sheet date.

Bonds - loan-backed and structured securities

For loan-backed and structured securities, if the present value of cash flows expected to be collected is less than the amortized cost basis of the security, an OTTI is recognized as a realized loss equal to the difference between the investment’s amortized cost basis and the present value of cash flows expected to be collected. The expected cash flows are discounted at the security’s effective interest rate. Internal inputs used in determining the amount of the OTTI on structured securities include collateral performance, prepayment speeds, default rates, and loss severity based on borrower and loan characteristics, as well as deal structure including subordination, over-collateralization and cash flow priority.

ABS and MBS are evaluated for OTTI using scenarios and assumptions based on the specifics of each security including collateral type, loan type, vintage and subordination level in the structure. Cash flow estimates are based on these assumptions and inputs obtained from external industry sources along with internal analysis and actual experience. Where applicable, assumptions include prepayment speeds, default rates and loss severity, weighted average maturity and changes in the underlying collateral values.

The Company has a review process for determining if CDOs are at risk for OTTI. For the senior, mezzanine and junior debt tranches, cash flows are modeled using multiple scenarios based on the current ratings and values of the underlying corporate credit risks and incorporating prepayment and default assumptions that vary according to collateral attributes of each CDO. The prepayment and default assumptions are varied within each model based upon rating (base case), historical expectations (default), rating change improvement (optimistic), rating change downgrade (pessimistic) and fair value (market). The default rates produced by these multiple scenarios are assigned an expectation weight according to current market and economic conditions and fed into a final scenario. OTTI is recorded if this final scenario results in the loss of any principal or interest payments due.

For the most subordinated junior CDO tranches, the present value of the projected cash flows in the final scenario is measured using an effective yield. If the current book value of the security is greater than the present value measured using an effective yield, an OTTI is taken in an amount sufficient to produce its effective yield. Certain CDOs cannot be modeled using all of the scenarios because of limitations on the data needed for all scenarios. The cash flows for these CDOs, including foreign currency denominated CDOs, are projected using a customized scenario management believes is reasonable for the applicable collateral pool.

For loan-backed and structured securities, any difference between the new amortized cost basis and any increased present value of future cash flows expected to be collected is accreted into net investment income over the expected remaining life of the bond.

Common and preferred stock

The cost basis of common and preferred stocks is adjusted for impairments deemed to be other than temporary. The Company considers the following factors in the evaluation of whether a decline in value is other than temporary: (a) the financial condition and near-term prospects of the issuer; (b) the Company’s ability and intent to retain the investment for a period sufficient to allow for a near-term recovery in value; and (c) the period and degree to which the value has been below cost. The Company conducts a quarterly analysis of issuers whose common or preferred stock is not-in-good standing or valued below 80% of cost. The Company also considers other qualitative and quantitative factors in determining the existence of OTTI including, but not limited to, unrealized loss trend analysis and significant short-term changes in value.

16

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Mortgage loans

The Company performs internal reviews at least annually to determine if individual mortgage loans are performing or nonperforming. The fair values of performing mortgage loans are estimated by discounting expected future cash flows using current interest rates for similar loans with similar credit risk. For nonperforming loans, the fair value is the estimated collateral value of the underlying real estate. If foreclosure is probable, the Company will obtain an external appraisal.

Mortgage loans are considered to be impaired when, based upon current available information and events, it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement. A valuation allowance is recorded on a loan-by-loan basis in net unrealized capital losses for the excess of the carrying value of the mortgage loan over the fair value of its underlying collateral. Such information or events could include property performance, capital budgets, future lease roll, a property inspection as well as payment trends. Collectability and estimated decreases in collateral values are also assessed on a loan-by-loan basis considering all events and conditions relevant to the loan. This evaluation is inherently subjective as it requires estimates that are susceptible to significant revisions as more information becomes available, as changes occur in the market or as negotiations with the borrowing entity evolve. If there is a change in the fair value of the underlying collateral or the estimated loss on the loan, the valuation allowance is adjusted accordingly. An OTTI occurs upon the realization of a credit loss, typically through foreclosure or after a decision is made to accept a discounted payoff, and is recognized in realized capital losses. The previously recorded valuation allowance is reversed from unrealized capital losses. When an OTTI is recorded, a new cost basis is established reflecting estimated value of the collateral.

Real estate

For real estate held for the production of income, depreciated cost is adjusted for impairments whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable, with the impairment being included in realized capital losses. An impairment is recorded when the property’s estimated future net operating cash flows over ten years, undiscounted and without interest charges, is less than book value.

Adjustments to the carrying value of real estate held for sale are recorded in a valuation reserve as realized capital losses when the fair value less estimated selling costs is less than the carrying value.

Partnerships and limited liability companies

When it is probable that the Company will be unable to recover the outstanding carrying value of an investment based on undiscounted cash flows, or there is evidence indicating an inability of the investee to sustain earnings to justify the carrying value of the investment, OTTI is recognized in realized capital losses reflecting the excess of the carrying value over the estimated fair value of the investment. The estimated fair values of limited partnership interests are generally based on the Company’s share of the net asset value (NAV) as provided in the financial statements of the investees. In certain circumstances, management may adjust the NAV by a premium or discount when it has sufficient evidence to support applying such adjustments.

For determining impairments in partnerships that generate LIHTCs, the Company uses the present value of all future benefits, the majority of which are tax credits, discounted at a risk-free rate for future benefits of ten or more years and compares the results to its current book value. Impairments are recognized in realized capital losses reflecting the excess of the carrying value over the estimated fair value of the investment.

17

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Unrealized capital gains (losses)

Unrealized capital gains (losses) include changes in the fair value of derivatives, excluding interest rate swaps and credit default index swaps associated with replicated assets; currency translation adjustments on foreign-denominated bonds; changes in the fair value of unaffiliated common stocks; changes in the fair value of bonds and preferred stocks that are carried at fair value; and changes in the inflation adjustments on U.S Treasury inflation-indexed securities. Changes in the Company’s equity investments in partnerships and limited liability companies, including the earnings as reported on the financial statements, earnings recorded as accumulated undistributed earnings, foreign exchange asset valuation and mark-to-market on operating assets, and certain subsidiaries and affiliates are also reported as changes in unrealized capital gains (losses). Unrealized capital gains (losses) are recorded as a change in shareholder’s equity net of tax.

3.       New accounting standards

Adoption of new accounting standards

In November 2021, the NAIC adopted modifications to SSAP No. 43R, Loan-Backed and Structured Securities, effective December 31, 2022. The modifications require investments in residual tranches to be reported as partnerships and limited liability companies. Residual tranches will be carried at the lower of amortized cost or fair value, with changes in value recorded as unrealized gains or losses. The modifications did not have a material effect on the Company’s financial statements.

In June 2022, the NAIC adopted modifications to SSAP No. 25, Affiliates and Other Related Parties and SSAP No. 43R, Loan-Backed and Structured Securities, effective December 31, 2022. The modifications clarify application of the existing affiliate definition and incorporate disclosure requirements for all investments that involve related parties, regardless of whether they meet the affiliate definition. The revisions to SSAP No. 43R also included additional clarifications that the investments from any arrangements that results in direct or indirect control, which include but are not limited to control through a servicer, shall be reported as affiliated investments. The modifications did not have a material effect on the Company’s financial statements.

18

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

4.       Fair value of financial instruments

The following presents a summary of the carrying values and fair values of the Company’s financial instruments:

	December 31, 2022
	Carrying	Fair
	Value	Value	Level 1	Level 2	Level 3
	(In Millions)
Financial assets:
Bonds:
U. S. government and agencies	$3	$3	$-	$3	$-
States, territories and possessions	12	12	-	12	-
Political subdivisions	14	14	-	14	-
Special revenue	76	76	-	76	-
Industrial and miscellaneous	3,411	3,069	-	1,230	1,839
Parent, subsidiaries and affiliates	220	194	-	37	157
Preferred stocks	7	7	1	-	6
Common stocks - subsidiaries and affiliates	23	23	18	-	5
Common stocks - unaffiliated	2	2	1	-	1
Mortgage loans - commercial	729	680	-	-	680
Mortgage loans - residential	189	171	-	-	171
Derivatives:
Interest rate swaps	602	602	-	602	-
Options	15	15	-	15	-
Currency swaps	104	104	-	104	-
Forward contracts	2	2	-	2	-
Financial futures	1	1	1	-	-
Cash, cash equivalents and short-term investments	57	57	14	43	-
Separate account assets	1,553	1,553	1,553	-	-
Financial liabilities:
Individual annuity contracts	2,871	2,769	-	-	2,769
Supplementary contracts	60	60	-	-	60
Derivatives:
Interest rate swaps	469	469	-	469	-
Options	6	6	-	6	-
Currency swaps	1	1	-	1	-
Forward contracts	4	4	-	4	-

Common stock – subsidiary and affiliates does not include MML Bay State, which has a statutory carry value of $252 million.

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C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2021
	Carrying	Fair
	Value	Value	Level 1	Level 2	Level 3
	(In Millions)
Financial assets:
Bonds:
U. S. government and agencies	$3	$3	$-	$3	$-
All other governments	1	1	-	1	-
States, territories and possessions	14	17	-	17	-
Political subdivisions	16	19	-	19	-
Special revenue	93	112	-	112	-
Industrial and miscellaneous	3,686	3,987	-	1,925	2,062
Parent, subsidiaries and affiliates	176	173	-	5	168
Preferred stocks	8	10	-	-	10
Common stocks - subsidiaries and affiliates	24	24	19	-	5
Common stocks - unaffiliated	7	7	2	-	5
Mortgage loans - commercial	773	801	-	-	801
Mortgage loans - residential	274	275	-	-	275
Derivatives:
Interest rate swaps	553	553	-	553	-
Options	32	32	-	32	-
Currency swaps	36	36	-	36	-
Forward contracts	2	2	-	2	-
Financial futures	7	7	7	-	-
Cash, cash equivalents and short-term investments	146	146	73	73	-
Separate account assets	2,129	2,129	2,129	-	-
Financial liabilities:
Individual annuity contracts	3,039	3,585	-	-	3,585
Supplementary contracts	64	65	-	-	65
Derivatives:
Interest rate swaps	612	612	-	612	-
Options	10	10	-	10	-
Currency swaps	6	6	-	6	-
Forward contracts	2	2	-	2	-

Common stock – subsidiary and affiliates does not include MML Bay State, which has a statutory carry value of $265 million.

20

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Fair value is defined as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance for fair value establishes a measurement framework that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques into three levels. Each level reflects a unique description of the inputs that are significant to the fair value measurements. The levels of the fair value hierarchy are as follows:

Level 1 – Observable inputs in the form of quoted prices for identical instruments in active markets.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities, quoted prices in markets that are not active or other inputs that are observable or can be derived from observable market data for substantially the full term of the assets or liabilities.

Level 3 – One or more unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets or liabilities. Level 3 assets and liabilities include financial instruments whose value is determined using internal models, as well as instruments for which the determination of fair value requires significant management judgment or estimation.

When available, the Company generally uses unadjusted quoted market prices from independent sources to determine the fair value of investments and classifies such items within Level 1 of the fair value hierarchy. If quoted prices are not available, prices are derived from observable market data for similar assets in an active market or obtained directly from brokers for identical assets traded in inactive markets. Investments that are priced using these inputs are classified within Level 2 of the fair value hierarchy. When some of the necessary observable inputs are unavailable, fair value is based upon internally developed models. These models use inputs not directly observable or correlated with observable market data. Typical inputs, which are integrated in the Company’s internal discounted cash flow models and discounted earnings models include, but are not limited to, issuer spreads derived from internal credit ratings and benchmark yields such as LIBOR, cash flow estimates and earnings before interest, taxes, depreciation and amortization estimates. Investments that are priced with such unobservable inputs are classified within Level 3 of the fair value hierarchy.

The Company reviews the fair value hierarchy classifications at each reporting period. Overall, reclassifications between levels occur when there are changes in the observability of inputs and market activity used in the valuation of a financial asset or liability. Such reclassifications are reported as transfers between levels at the beginning fair value for the reporting period in which the changes occur. Given the types of assets classified as Level 1 (primarily equity securities including mutual fund investments), transfers between Level 1 and Level 2 measurement categories are expected to be infrequent. Transfers into and out of Level 3 are summarized in the schedule of changes in Level 3 assets and liabilities.

The fair value of individual annuity and supplementary contracts is determined using one of several methods based on the specific contract type. For short-term contracts, generally less than 30 days, the fair value is assumed to be the book value. For investment-type contracts, the fair value is determined by calculating the present value of future cash flows discounted at current market interest rates, the risk-free rate or a current pricing yield curve based on pricing assumptions using assets of a comparable corporate bond quality. Annuities are valued using cash flow projections from the Company’s asset-liability management analysis.

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C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following presents the Company’s fair value hierarchy for assets and liabilities that are carried at fair value:

	December 31, 2022
	Level 1	Level 2	Level 3	Total
	(In Millions)
Financial assets:
Bonds:
Industrial and miscellaneous	$-	$-	$10	$10
Preferred stocks	-	-	4	4
Common stocks - subsidiaries and affiliates	18	-	5	23
Common stocks - unaffiliated	-	-	2	2
Derivatives:
Interest rate swaps	-	602	-	602
Options	-	15	-	15
Currency swaps	-	104	-	104
Forward contracts	-	2	-	2
Financial futures	1	-	-	1
Separate account assets	1,553	-	-	1,553
Total financial assets carried at fair value	$1,572	$723	$21	$2,316
Financial liabilities:
Derivatives:
Interest rate swaps	$-	$469	$-	$469
Options	-	6	-	6
Currency swaps	-	1	-	1
Forward contracts	-	4	-	4
Total financial liabilities carried at fair value	$-	$480	$-	$480

For the year ended December 31, 2022, there were no significant transfers between Level 1 and Level 2.

22

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following presents the Company’s fair value hierarchy for assets and liabilities that are carried at fair value:

	December 31, 2021
	Level 1	Level 2	Level 3	Total
	(In Millions)
Financial assets:
Bonds:
Industrial and miscellaneous	$-	$3	$19	$22
Common stocks - subsidiaries and affiliates	20	-	4	24
Common stocks - unaffiliated	2	-	5	7
Derivatives:
Interest rate swaps	-	553	-	553
Options	-	32	-	32
Currency swaps	-	36	-	36
Forward contracts	-	2	-	2
Financial futures	7	-	-	7
Separate account assets	2,129	-	-	2,129
Total financial assets carried at fair value	$2,158	$626	$28	$2,812
Financial liabilities:
Derivatives:
Interest rate swaps	$-	$612	$-	$612
Options	-	10	-	10
Currency swaps	-	6	-	6
Forward contracts	-	2	-	2
Total financial liabilities carried at fair value	$-	$630	$-	$630

For the year ended December 31, 2021, there were no significant transfers between Level 1 and Level 2.

Valuation Techniques and Inputs

The Company determines the fair value of its investments using primarily the market approach or the income approach. The use of quoted prices for identical assets and matrix pricing or other similar techniques are examples of market approaches, while the use of discounted cash flow methodologies is an example of the income approach. The Company attempts to maximize the use of observable inputs and minimize the use of unobservable inputs in selecting whether the market or the income approach is used.

A description of the significant valuation techniques and inputs to the determination of estimated fair value for the more significant asset and liability classes measured at fair value on a recurring basis and categorized within Level 2 and Level 3 of the fair value hierarchy is as follows:

Derivative assets and liabilities - These financial instruments are primarily valued using the market approach. The estimated fair value of derivatives is based primarily on quotations obtained from counterparties and independent sources, such as quoted market values received from brokers. These quotations are compared to internally derived prices and a price challenge is lodged with the counterparties and an independent source when a significant difference cannot be explained by appropriate adjustments to the internal model. When quoted market values are not reliable or available, the value is based upon an internal valuation process using market observable inputs that other market participants would use. Significant inputs to the valuation of derivative financial instruments include overnight index swaps and LIBOR basis curves, interest rate volatility, swap yield curve, currency spot rates, cross currency basis curves and dividend yields. Due to the observability of the significant inputs to these fair value measurements, they are classified as Level 2.

23

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The use of different assumptions or valuation methodologies may have a material impact on the estimated fair value amounts. For the periods presented, there were no significant changes to the Company’s valuation techniques.

The following presents changes in the Company’s Level 3 assets carried at fair value:

		Gains (Losses) in Net Income	Losses (Gains) in Surplus	Purchases	Issuances	Sales	Settlements
	Balance as of 1/1/22										Balance as of 12/31/22
								Transfers
								In	Out	Other
	(In Millions)
Financial assets:
Bonds:
Industrial and miscellaneous	$19	$(1)	$(2)	$-	$1	$-	$-	$-	$-	$(7)	$10
Preferred stocks	-	-	(1)	-	-	-	-	-	-	5	4
Common stocks - subsidiaries and affiliates	4	-	17	1	(17)	-	-	-	-	-	5
Common stocks - unaffiliated	5	2	(3)	-	-	-	(2)	-	-	-	2
Total financial assets	$28	$1	$11	$1	$(16)	$-	$(2)	$-	$-	$(2)	$21

Other transfers include assets that are either no longer carried at fair value, or have just begun to be carried at fair value, such as assets with no level changes but a change in the lower of cost or market carrying basis.

		Gains (Losses) in Net Income	Losses (Gains) in Surplus	Purchases	Issuances	Sales	Settlements
	Balance as of 1/1/21										Balance as of 12/31/21
								Transfers
								In	Out	Other
	(In Millions)
Financial assets:
Bonds:
Industrial and miscellaneous	$10	$(2)	$-	$-	$10	$-	$-	$-	$-	$1	$19
Common stocks - subsidiaries and affiliates	1	-	2	-	-	-	-	-	-	1	4
Common stocks - unaffiliated	5	1	-	-	1	(2)	-	-	-	-	5
Derivatives:
Total financial assets	$16	$(1)	$2	$-	$11	$(2)	$-	$-	$-	$2	$28

Other transfers include assets that are either no longer carried at fair value, or have just begun to be carried at fair value, such as assets with no level changes but a change in the lower of cost or market carrying basis.

24

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

5.       Investments

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality or individual investment.

a.       Bonds

The carrying value and fair value of bonds were as follows:

	December 31, 2022
		Gross	Gross
	Carrying	Unrealized	Unrealized	Fair
	Value	Gains	Losses	Value
	(In Millions)
U.S. government and agencies	$3	$-	$-	$3
States, territories and possessions	12	-	-	12
Political subdivisions	14	-	-	14
Special revenue	76	3	3	76
Industrial and miscellaneous	3,411	14	356	3,069
Parent, subsidiaries and affiliates	220	-	26	194
Total	$3,736	$17	$385	$3,368

The December 31, 2022 gross unrealized losses exclude $2 million of losses included in the carrying value. These losses include $2 million from NAIC Class 6 bonds and were primarily included in industrial and miscellaneous or parents, subsidiaries and affiliates.

	December 31, 2021
		Gross	Gross
	Carrying	Unrealized	Unrealized	Fair
	Value	Gains	Losses	Value
	(In Millions)
U.S. government and agencies	$3	$-	$-	$3
All other governments	1	-	-	1
States, territories and possessions	14	3	-	17
Political subdivisions	16	3	-	19
Special revenue	93	19	-	112
Industrial and miscellaneous	3,686	314	13	3,987
Parent, subsidiaries and affiliates	176	-	3	173
Total	$3,989	$339	$16	$4,312
25

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The December 31, 2021 gross unrealized losses exclude $2 million of losses included in the carrying value. These losses include $2 million from NAIC Class 6 bonds and were primarily included in industrial and miscellaneous or parents, subsidiaries and affiliates.

The quality of the bond portfolio is determined by the use of SVO ratings and the equivalent rating agency designations, except for RMBS and CMBS that use outside modelers. The following sets forth the NAIC class ratings for the bond portfolio including RMBS and CMBS:

		December 31,
		2022		2021
NAIC	Equivalent Rating	Carrying	% of	Carrying	% of
Class	Agency Designation	Value	Total	Value	Total
		($ In Millions)
1	Aaa/Aa/A	$1,838	49%	$1,886	48%
2	Baa	1,515	41	1,667	42
3	Ba	290	8	291	7
4	B	37	1	54	1
5	Caa and lower	40	1	58	1
6	In or near default	16	-	33	1
	Total	$3,736	100%	$3,989	100%

The following summarizes NAIC ratings for RMBS and CMBS investments subject to NAIC modeling:

	December 31,
	2022				2021
	RMBS		CMBS		RMBS		CMBS
NAIC	Carrying	% of	Carrying	% of	Carrying	% of	Carrying	% of
Class	Value	Total	Value	Total	Value	Total	Value	Total
	($ In Millions)
1	$16	88%	$62	90%	$21	92%	$77	90%
2	1	6	2	3	1	4	2	2
3	1	6	2	3	1	4	3	3
4	-	-	1	1	-	-	2	2
5	-	-	2	3	-	-	1	1
6	-	-	-	-	-	-	2	2
	$18	100%	$69	100%	$23	100%	$87	100%

26

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is a summary of the carrying value and fair value of bonds as of December 31, 2022 by contractual maturity. Expected maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations with or without prepayment penalties. Securities with more than one maturity date are included in the table using the final maturity date.

	Carrying	Fair
	Value	Value
	(In Millions)
Due in one year or less	$130	$129
Due after one year through five years	740	698
Due after five years through ten years	1,088	1,012
Due after ten years	1,779	1,529
Total	$3,737	$3,368

Sales proceeds and related gross realized capital gains (losses) from bonds were as follows:

	Years Ended December 31,
	2022	2021	2020
	(In Millions)
Proceeds from sales	$422	$266	$305
Gross realized capital gains from sales	8	10	19
Gross realized capital losses from sales	(10)	(1)	(6)

The following is a summary of the fair values and gross unrealized losses aggregated by bond category and length of time that the securities were in a continuous unrealized loss position:

	December 31, 2022
	Less Than 12 Months			12 Months or Longer
			Number			Number
	Fair	Unrealized	of	Fair	Unrealized	of
	Value	Losses	Issuers	Value	Losses	Issuers
	($ In Millions)
U.S. government and agencies	$-	$-	1	$3	$-	1
All other governments	-	-	1	-	-	-
States, territories and possessions	7	-	6	-	-	-
Political subdivisions	7	1	7	-	-	-
Special revenue	41	3	37	-	-	2
Industrial and miscellaneous	1,997	225	1,277	509	133	426
Parent, subsidiaries and affiliates	23	2	10	171	24	9
Total	$2,075	$231	1,339	$683	$157	438
27

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The December 31, 2022 gross unrealized losses include $2 million of losses included in the carrying value of NAIC Class 6 bonds. These losses were primarily included in the industrial and miscellaneous or parent, subsidiaries and affiliates.

	December 31, 2021
	Less Than 12 Months			12 Months or Longer
			Number			Number
	Fair	Unrealized	of	Fair	Unrealized	of
	Value	Losses	Issuers	Value	Losses	Issuers
	($ In Millions)
U.S. government and agencies	$3	$-	1	$-	$-	-
Special revenue	-	-	-	-	-	1
Industrial and miscellaneous	480	6	304	125	9	134
Parent, subsidiaries and affiliates	173	3	2	-	-	-
Total	$656	$9	307	$125	$9	135

The December 31, 2021 gross unrealized losses include $2 million of losses included in the carrying value of NAIC Class 6 bonds. These losses were primarily included in the industrial and miscellaneous or parent, subsidiaries and affiliates.

As of December 31, 2022 and 2021, management has not deemed these unrealized losses to be other than temporary because the investment’s carrying value is expected to be realized and the Company has the ability and intent not to sell these investments until recovery, which may be at maturity.

As of December 31, 2022, investments in structured and loan-backed securities that had unrealized losses, which were not recognized in earnings, had a fair value of $517 million. Securities in an unrealized loss position for less than 12 months had a fair value of $380 million and unrealized losses of $ 22 million. Securities in an unrealized loss position for greater than 12 months had a fair value of $137 million and unrealized losses of $ 20 million. These securities were primarily categorized as industrial and miscellaneous or parent, subsidiaries and affiliates.

As of December 31, 2021, investments in structured and loan-backed securities that had unrealized losses, which were not recognized in earnings, had a fair value of $285 million. Securities in an unrealized loss position for less than 12 months had a fair value of $238 million and unrealized losses of $ 1 million. Securities in an unrealized loss position for greater than 12 months had a fair value of $47 million and unrealized losses of $2 million. These securities were primarily categorized as industrial and miscellaneous or parent, subsidiaries and affiliates.

In the course of the Company’s investment management activities, securities may be sold and reacquired within 30 days to enhance the Company’s yield on its investment portfolio. The Company did not sell any securities with the NAIC Designation 3 or below for the years ended December 31, 2022 or 2021, that were reacquired within 30 days of the sale date.

The Company had assets on deposit with government authorities or trustees, as required by law, in the amount of $4 million as of December 31, 2022 and 2021.

28

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Residential mortgage-backed exposure

RMBS are included in the U.S. government and agencies, special revenue, and industrial and miscellaneous bond categories. The Alt-A category includes option adjustable-rate mortgages and the subprime category includes ‘scratch and dent’ or reperforming pools, high loan-to-value pools and pools where the borrowers have very impaired credit but the average loan-to-value is low, typically 70% or below. In identifying Alt-A and subprime exposure, management used a combination of qualitative and quantitative factors, including FICO scores and loan-to-value ratios.

As of December 31, 2022, RMBS had a total carrying value of $26 million and a fair value of $24 million, of which approximately 31%, based on carrying value, was classified as Alt-A. Alt-A and subprime RMBS had a total carrying value of $16 million and a fair value of $15 million. As of December 31, 2021, RMBS had a total carrying value of $38 million and a fair value of $41 million, of which approximately 42%, based on carrying value, was classified as Alt-A. Alt-A and subprime RMBS had a total carrying value of $22 million and a fair value of $23 million.

During the year ended December 31, 2022, there were no significant credit downgrades for the securities held by the Company that were backed by residential mortgage pools.

Leveraged loan exposure

Leveraged loans are loans extended to companies that already have considerable amounts of debt. The Company reports leveraged loans as bonds. These leveraged loans have interest rates higher than typical loans, reflecting the additional risk of default from issuers with high debt-to-equity ratios.

As of December 31, 2022, total leveraged loans and leveraged loan CDOs had a carrying value of $752 million and a fair value of $727 million, of which approximately 76%, based on carrying value, were domestic leveraged loans and CDOs. As of December 31, 2021, total leveraged loans and leveraged loan CDOs had a carrying value of $724 million and a fair value of $732 million, of which approximately 72%, based on carrying value, were domestic leveraged loans and CDOs.

Commercial mortgage-backed exposure

The Company holds bonds backed by pools of commercial mortgages. The mortgages in these pools have varying risk characteristics related to underlying collateral type, borrower’s risk profile and ability to refinance and the return provided to the borrower from the underlying collateral. These investments had a carrying value of $69 million and fair value of $58 million as of December 31, 2022 and a carrying value of $87 million and fair value of $88 million as of December 31, 2021.

b.       Preferred stocks

The carrying value and fair value of preferred stocks were as follows:

	December 31,
	2022	2021
	(In Millions)
Carrying value	$7	$8
Gross unrealized gains	-	2
Fair value	$7	$10
29

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

As of December 31, 2022, investments in preferred stocks in an unrealized loss position included holdings with a fair value of $4 million in 7 issuers, $4 million of which were in an unrealized loss position for more than 12 months. As of December 31, 2021, investments in preferred stocks in an unrealized loss position included holdings with a fair value of less than $1 million in 2 issuers, less than $1 million of which were in an unrealized loss position for more than 12 months. Based upon the Company’s impairment review process discussed in Note 2y. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” the decline in value of these securities was not considered to be other than temporary as of December 31, 2022 or 2021.

The Company held preferred stocks for which the transfer of ownership was restricted by contractual requirements with carrying values of $3 million as of December 31, 2022 and $3 million as of December 31, 2021.

c.       Common stocks - subsidiary and affiliates

MML Bay State primarily provides variable life and bank-owned life insurance business. It declared and paid $26 million in dividends to the Company for the year ended December 31, 2022, $27 million in 2021 and $29 million in 2020. A majority of MML Bay State’s shareholder’s equity is subject to dividend restrictions. Dividend restrictions, imposed by state regulations, limit the payment of dividends to the Company without prior approval from the Department. Under these regulations, $25 million of shareholder’s equity is available for distribution to the shareholder in 2023 without prior regulatory approval. The Company does not rely on dividends from its subsidiary to meet its operating cash flow requirements.

The Company did not hold any affiliated common stocks for which the transfer of ownership was restricted by contractual requirements as of December 31, 2022 or 2021.

Summarized below is certain statutory financial information for MML Bay State:

	As of and for Years Ended December 31,
	2022	2021	2020
	(In Millions)
Total revenue	$(14)	$25	$18
Net income	15	19	12
Assets	5,023	5,463	5,352
Liabilities	4,771	5,198	5,077
Equity	252	265	275
30

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

d.       Common stocks - unaffiliated

The adjusted cost basis and carrying value of unaffiliated common stocks were as follows:

	December 31,
	2022	2021
	(In Millions)
Adjusted cost basis	$1	$2
Gross unrealized gains	1	5
Carrying value	$2	$7

As of December 31, 2022, investments in unaffiliated common stocks in an unrealized loss position included holdings with a fair value of less than $1 million from 9 issuers, less than $1 million of which were in an unrealized loss position for more than 12 months. As of December 31, 2021, investments in unaffiliated common stocks in an unrealized loss position included holdings with a fair value of less than $1 million from 7 issuers, less than $1 million of which were in an unrealized loss position for more than 12 months. Based upon the Company’s impairment review process discussed in Note 2y. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” the decline in value of these securities was not considered to be other than temporary as of December 31, 2022 or 2021.

The Company held common stocks, for which the transfer of ownership was restricted by contractual requirements, with carrying values of $1 million as of December 31, 2022 and $3 million as of December 31, 2021.

e.	Mortgage loans

Mortgage loans are comprised of commercial mortgage loans and residential mortgage loans. The Company’s commercial mortgage loans primarily finance various types of real estate properties throughout the U.S., the United Kingdom and Canada. The Company holds commercial mortgage loans for which it is a participant or co-lender in a mortgage loan agreement and mezzanine loans that are subordinate to senior secured first liens. The Company’s loan agreements with the senior lender contain negotiated provisions that are designed to maximize the Company’s influence with the objective of mitigating the Company’s risks as the secondary lender for mezzanine loans. Commercial mortgage loans have varying risk characteristics including, among others, the borrower’s liquidity, the underlying percentage of completion of a project, the returns generated by the collateral, the refinance risk associated with maturity of the loan and deteriorating collateral value.

Residential mortgage loans include seasoned pools of homogeneous residential mortgage loans substantially backed by Federal Housing Administration (FHA) and Veterans Administration (VA) guarantees. As of December 31, 2022 and 2021, the Company did not have any direct subprime exposure through the purchases of unsecuritized whole-loan pools.

Geographical concentration is considered prior to the purchase of mortgage loans and residential mortgage loan pools. The mortgage loan portfolio is diverse with no significant collateral concentrations in any particular geographic region as of December 31, 2022 or 2021.

31

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The carrying value and fair value of the Company’s mortgage loans were as follows:

	December 31,
	2022		2021
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
	(In Millions)
Commercial mortgage loans:
Primary lender	$729	$680	$773	$801
Total commercial mortgage loans	729	680	773	801

Residential mortgage loans:
FHA insured and VA guaranteed	156	142	240	240
Other residential loans	33	29	34	35
Total residential mortgage loans	189	171	274	275
Total mortgage loans	$918	$851	$1,047	$1,076

The loan-to-value ratios by property type of the Company’s commercial mortgage loans were as follows:

	December 31, 2022
	Less Than	81% to	Above		% of
	81%	95%	95%	Total	Total
	($ In Millions)
Office	$250	$-	$-	$250	34%
Apartments	188	18	-	206	28
Industrial and other	91	3	-	94	13
Hotels	81	4	-	85	12
Retail	94	-	-	94	13
Total	$704	$25	$-	$729	100%

	December 31, 2021
	Less Than	81% to	Above		% of
	81%	95%	95%	Total	Total
	($ In Millions)
Office	$258	$-	$-	$258	33%
Apartments	206	7	-	213	28
Industrial and other	98	3	2	103	13
Hotels	93	3	6	102	13
Retail	96	-	1	97	13
Total	$751	$13	$9	$773	100%

More than 97% of the Company’s commercial mortgage loans’ loan-to-value rations are below 81% for the years ended December 31, 2022 and 2021.

32

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company uses an internal rating system as its primary method of monitoring credit quality. The following illustrates the Company’s mortgage loan portfolio rating, translated into the equivalent rating agency designation:

	December 31, 2022
					CCC and
	AAA/AA/A	BBB	BB	B	Lower	Total
	(In Millions)
Commercial mortgage loans:
Primary lender	$318	$331	$65	$15	$-	$729
Total commercial mortgage loans	318	331	65	15	-	729
Residential mortgage loans:
FHA insured and VA guaranteed	156	-	-	-	-	156
Other residential loans	-	31	2	-	-	33
Total residential mortgage loans	156	31	2	-	-	189
Total mortgage loans	$474	$362	$67	$15	$-	$918

	December 31, 2021
					CCC and
	AAA/AA/A	BBB	BB	B	Lower	Total
	(In Millions)
Commercial mortgage loans:
Primary lender	$216	$417	$128	$3	$9	$773
Total commercial mortgage loans	216	417	128	3	9	773
Residential mortgage loans:
FHA insured and VA guaranteed	240	-	-	-	-	240
Other residential loans	1	32	1	-	-	34
Total residential mortgage loans	241	32	1	-	-	274
Total mortgage loans	$457	$449	$129	$3	$9	$1,047

The maximum percentage of any one commercial mortgage loan to the estimated value of secured collateral at the time the loan was originated, exclusive of mezzanine, insured, guaranteed or purchase money mortgages, was 79.0% as of December 31, 2022 and 2021.

33

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The geographic distribution of commercial mortgage loans was as follows:

	December 31, 2022
		Average
	Carrying	Loan-to-Value
	Value	Ratio
	($ In Millions)
California	$208	48%
Illinois	73	46%
New York	67	57%
Texas	60	57%
District of Columbia	52	54%
Washington	48	50%
United Kingdom	47	49%
All other	174	56%
Total commercial mortgage loans	$729	52%

All other consists of 21 jurisdictions, with no individual exposure exceeding $18 million.

	December 31, 2021
		Average
	Carrying	Loan-to-Value
	Value	Ratio
	($ In Millions)
California	$225	52%
Illinois	77	62%
Texas	72	62%
New York	70	60%
United Kingdom	54	49%
District of Columbia	53	52%
Washington	44	52%
All other	178	57%
Total commercial mortgage loans	$773	56%

All other consists of 20 jurisdictions, with no individual exposure exceeding $17 million.

Interest rates, including fixed and variable, on the Company’s portfolio of mortgage loans were:

	December 31,
	2022		2021
	Low	High	Low	High
Commercial mortgage loans	2.5%	10.1%	1.8%	9.0%
Residential mortgage loans	1.9%	9.3%	2.7%	9.4%
34

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Interest rates, including fixed and variable, on new mortgage loans were:

	Years Ended December 31,
	2022		2021
	Low	High	Low	High
Commercial mortgage loans	2.6%	6.2%	1.8%	4.5%
Residential mortgage loans	2.6%	7.9%	2.8%	5.5%

As of December 31, 2022, the Company had no impaired mortgage loans with or without a valuation allowance or mortgage loans derecognized as a result of foreclosure, including mortgage loans subject to a participant or co-lender mortgage loan agreement with a unilateral mortgage loan foreclosure restriction or mortgage loan derecognized as a result of a foreclosure.

For the year ended December 31, 2021, the Company had impaired mortgage loans with or without a valuation allowance or mortgage loans derecognized as a result of foreclosure, including mortgage loans subject to a participant or co-lender mortgage loan agreement with a unilateral mortgage loan foreclosure restriction or mortgage loan derecognized as a result of a foreclosure.

The following presents a summary of the Company’s impaired mortgage loans.

	December 31, 2021
		Average	Unpaid
	Carrying	Carrying	Principal	Valuation	Interest
	Value	Value	Balance	Allowance	Income
	(In Millions)
With allowance recorded:
Commercial mortgage loans:
Primary lender	$4	$4	$8	$-	$-
Total	4	4	8	-	-
Total impaired commercial mortgage loans	$4	$4	$8	$-	$-

The Company did not hold any restructured mortgage loans, mortgage loans with principal or interest past due, or mortgage loans with suspended interest accruals as of December 31, 2022 or 2021. The carrying value of commercial mortgage loans subject to a participant or co-lender mortgage loan agreement was $729 million as of December 31, 2022 and $773 million as of December 31, 2021.

35

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

f.        Partnerships and limited liability companies

The carrying value of partnership and limited liability companies holdings by annual statement category were:

	December 31,
	2022	2021
	(In Millions)
Joint venture interests:
Real estate	$53	$68
Common stocks	74	79
Fixed maturities/preferred stock	2	3
Other	19	13
Surplus notes	16	16
Mortgage loans	7	-
Total	$171	$179

The Company’s unexpired tax credits expire within a range of less than one year to 13 years.

The Company recorded tax credits on these investments of less than $1 million for 2022 and 2021. The minimum holding period required for the Company’s LIHTC investments extends from one year to 15 years.

For determining impairments for LIHTC investments, the Company uses the present value of all future benefits, the majority of which are tax credits, discounted at a risk-free rate ranging from 4.3% for future benefits of two years to 3.6% for future benefits of ten or more years, and compares the result to its current carry value. The Company recorded less than $1 million impairment to LIHTC investments for the years ended December 31, 2022 and 2021.

There were no write-downs or reclassifications of LIHTC partnerships made during the years ended December 31, 2022 or 2021, due to forfeiture or ineligibility of tax credits or similar issues. In addition, there are no LIHTC properties currently subject to regulatory review for the years ended December 31, 2022 or 2021.

g.       Derivatives

The Company uses derivative financial instruments in the normal course of business to manage risks, primarily to reduce currency, interest rate and duration imbalances determined in asset/liability analyses. The Company also uses a combination of derivatives and fixed income investments to create replicated synthetic investments. These replicated synthetic investments are created when they are economically more attractive than the actual instrument or when similar instruments are unavailable. Replicated synthetic investments are created either to hedge and reduce the Company’s credit exposure or to create an investment in a particular asset. The Company held synthetic investments with a notional amount of $820 million as of December 31, 2022 and the Company held synthetic investments with a national amount of $750 million as of December 31, 2021. These notional amounts included no replicated asset transaction values as of December 31, 2022 and 2021, as defined under statutory accounting practices as the result of pairing of a long derivative contract with cash instruments.

The Company’s derivative strategy employs a variety of derivative financial instruments, including: interest rate, currency, equity, bond, and credit default swaps; options; forward contracts and financial futures. Investment risk is assessed on a portfolio basis and individual derivative financial instruments are not generally designated in hedging relationships; therefore, as allowed by statutory accounting practices, the Company intentionally has not applied hedge accounting.

Interest rate swaps are primarily used to more closely match the cash flows of assets and liabilities. Interest rate swaps are also used to mitigate changes in the value of assets anticipated to be purchased and other anticipated transactions and commitments. The Company uses currency swaps for the purpose of managing currency exchange risks in its assets and liabilities.

36

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company does not sell credit default swaps as a participant in the credit insurance market. The Company does, however, use credit default swaps as part of its investment management process. The Company buys credit default swaps as an efficient means to reduce credit exposure to particular issuers or sectors in the Company’s investment portfolio. The Company sells credit default swaps in order to create synthetic investment positions that enhance the return on its investment portfolio by providing comparable exposure to fixed income securities that might not be available in the primary market.

Options grant the purchaser the right to buy or sell a security or enter a derivative transaction at a stated price within a stated period. The Company’s option contracts have terms of up to 15 years. A swaption is an option to enter an interest rate swap to either receive or pay a fixed rate at a future date. The Company purchases these options for the purpose of managing interest rate risks in its assets and liabilities.

The Company adopted a clearly defined hedging strategy (CDHS) to enable the Company to incorporate currently held hedges in risk-based capital (RBC) calculations. The CDHS is used to significantly mitigate the impact that movements in capital markets have on the liabilities associated with annuity guarantees. The hedge portfolio consists mainly of interest rate swaps and equity options, and provides protection in the stress scenarios under which RBC is calculated. The hedge portfolio has offsetting impacts relative to the total asset requirement for RBC and surplus for FIA and variable annuity guaranteed living benefits (VAGLB).

The Company utilizes certain other agreements including forward contracts and financial futures. Currency forwards are contracts in which the Company agrees with other parties to exchange specified amounts of identified currencies at a specified future date. Typically, the exchange rate is agreed upon at the time of the contract. In addition, the Company also uses “to be announced” forward contracts (TBAs) to hedge interest rate risk and participate in the MBS market in an efficient and cost effective way. Typically, the price is agreed upon at contract inception and payment is made at a specified future date. The Company usually does not purchase TBAs with settlement by the first possible delivery date and thus, accounts for these TBAs as derivatives. TBAs that settle on the first possible delivery date are accounted for as bonds. The Company’s futures contracts are exchange traded and have credit risk. Margin requirements are met with the deposit of securities. Futures contracts are generally settled with offsetting transactions. Forward contracts and financial futures are used by the Company to reduce exposures to various risks including interest rates and currency rates.

The Company’s principal derivative exposures to market risk are interest rate risk, which includes inflation and credit risk. Interest rate risk pertains to the change in fair value of the derivative instruments as a result of changes in market interest rates. The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. The Company regularly monitors counterparty credit ratings, derivative positions, valuations and the value of collateral posted to ensure counterparties are credit-worthy and the concentration of exposure is minimized, and monitors its derivative credit exposure as part of its overall risk management program.

The Company enters derivative transactions through bilateral derivative agreements with counterparties, or through over the counter cleared derivatives with a counterparty and the use of a clearinghouse. To minimize credit risk for bilateral transactions, the Company and its counterparties generally enter into master netting agreements based on agreed upon requirements that outline the framework for how collateral is to be posted in the amount owed under each transaction, subject to certain minimums. For over the counter cleared derivative transactions between the Company and a counterparty, the parties enter into a series of master netting and other agreements that govern, among other things, clearing and collateral requirements. These transactions are cleared through a clearinghouse and each derivative counterparty is only exposed to the default risk of the clearinghouse. Certain interest rate swaps and credit default swaps are considered cleared transactions. These cleared transactions require initial and daily variation margin collateral postings. These agreements allow for contracts in a positive position, in which amounts are due to the Company, to be offset by contracts in a negative position. This right of offset, combined with collateral obtained from counterparties, reduces the Company’s credit exposure.

Net collateral pledged to the counterparties was $91 million as of December 31, 2022 and $81 million as of December 31, 2021. In the event of default, the full market value exposure at risk in a net gain position, net of offsets and collateral was $24 million as of December 31, 2022 and $8 million as of December 31, 2021. The statutory net amount at risk, defined as net collateral pledged and statement values excluding accrued interest, was $185 million as of December 31, 2022 and $37 million as of December 31, 2021.

37

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following summarizes the carrying values and notional amounts of the Company’s derivative financial instruments:

	December 31, 2022
	Assets		Liabilities
	Carrying	Notional	Carrying	Notional
	Value	Amount	Value	Amount
	(In Millions)
Interest rate swaps	$602	$5,003	$469	$6,369
Options	15	415	6	359
Currency swaps	104	667	1	28
Forward contracts	2	39	4	170
Financial futures	1	450	-	-
Total	$724	$6,574	$480	$6,926

	December 31, 2021
	Assets		Liabilities
	Carrying	Notional	Carrying	Notional
	Value	Amount	Value	Amount
	(In Millions)
Interest rate swaps	$553	$6,455	$612	$5,413
Options	32	418	10	356
Currency swaps	36	504	6	172
Forward contracts	2	103	2	189
Financial futures	7	450	-	-
Total	$630	$7,930	$630	$6,130

The average fair value of outstanding derivative assets was $605 million for the year ended December 31, 2022 and $693 million for the year ended December 31, 2021. The average fair value of outstanding derivative liabilities was $455 million for the year ended December 31, 2022 and $699 million for the year ended December 31, 2021.

The Company did not have any credit default swaps for the years ended December 31, 2022 and 2021.

The following presents the Company’s gross notional interest rate swap positions:

	December 31,
	2022	2021
	(In Millions)
Open interest rate swaps in a fixed pay position	$5,020	$5,642
Open interest rate swaps in a fixed receive position	6,352	6,226
Total interest rate swaps	$11,372	$11,868
38

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following summarizes the Company’s net realized gains (losses) on closed contracts and change in net unrealized gains (losses) related to market fluctuations on open contracts by derivative type:

	Year Ended
	December 31, 2022
	Net Realized	Change In Net
	Gains (Losses)	Unrealized Gains
	on Closed	(Losses) on
	Contracts	Open Contracts
	(In Millions)
Interest rate swaps	$-	$192
Currency swaps	2	72
Options	(2)	(12)
Forward contracts	20	(1)
Financial futures	(195)	(6)
Total	$(175)	$245

	Year Ended
	December 31, 2021
	Net Realized	Change In Net
	Gains (Losses)	Unrealized Gains
	on Closed	(Losses) on
	Contracts	Open Contracts
	(In Millions)
Interest rate swaps	$-	$(71)
Currency swaps	-	35
Options	7	(6)
Forward contracts	2	5
Financial futures	(55)	17
Total	$(46)	$(20)

	Year Ended
	December 31, 2020
	Net Realized	Change In Net
	Gains (Losses)	Unrealized Gains
	on Closed	(Losses) on
	Contracts	Open Contracts
	(In Millions)
Interest rate swaps	$-	$107
Currency swaps	11	(36)
Options	(1)	6
Forward contracts	(5)	(3)
Financial futures	98	6
Total	$103	$80
39

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following summarizes gross and net information of derivative assets and liabilities, along with collateral posted in connection with master netting agreements:

	December 31, 2022			December 31, 2021
	Derivative	Derivative		Derivative	Derivative
	Assets	Liabilities	Net	Assets	Liabilities	Net
	(In Millions)
Gross	$724	$480	$244	$630	$630	$-
Due and accrued	24	133	(109)	49	142	(93)
Gross amounts offset	(415)	(415)	-	(594)	(594)	-
Net asset	333	198	135	85	178	(93)
Collateral posted	(204)	(295)	91	(173)	(254)	81
Net	$129	$(97)	$226	$(88)	$(76)	$(12)

h.       Repurchase agreements

The Company had no repurchase agreements as of December 31, 2022 and 2021.

i.        Net investment income

Net investment income, including IMR amortization, comprised the following:

	Years Ended December 31,
	2022	2021	2020
	(In Millions)
Bonds	$153	$160	$171
Common stocks - affiliates	26	27	29
Common stocks - unaffiliated	1	1	-
Mortgage loans	58	36	40
Policy loans	6	7	7
Partnerships and limited liability companies	21	21	8
Derivatives	13	34	33
Cash, cash equivalents and short-term investments	2	1	5
Other	1	3	(3)
Subtotal investment income	281	290	290
Amortization of the IMR	3	5	3
Investment expenses	(16)	(15)	(14)
Net investment income	$268	$280	$279
40

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

j.        Net realized capital gains (losses)

Net realized capital (losses) gains, which include OTTI and are net of deferral to the IMR, comprised the following:

	Years Ended December 31,
	2022	2021	2020
	(In Millions)
Bonds	$(5)	$6	$7
Preferred stocks	-	2	-
Common stocks - unaffiliated	3	1	1
Mortgage loans	-	(1)	(7)
Partnerships and limited liability companies	1	(3)	(1)
Derivatives	(174)	(46)	103
Other	(3)	-	1
Net realized capital gains (losses) before federal and state taxes and deferral to the IMR	(178)	(41)	104
Net federal and state tax expense	(1)	(5)	(3)
Net realized capital gains (losses) before deferral to the IMR	(179)	(46)	101
Net after tax (gains) losses deferred to the IMR	195	48	(108)
Net realized capital gains (losses)	$16	$2	$(7)

The Company did not have an IMR liability balance as of December 31, 2022 and $159 million as of December 31, 2021. Refer to Note 2v. “Interest maintenance reserve” for information on the Company’s policy for IMR.

OTTI, included in the realized capital losses, consisted of the following:

	Years Ended December 31,
	2022	2021	2020
	(In Millions)
Bonds	$(3)	$(2)	$(6)
Common stock	-	-	(2)
Mortgage loans	-	(1)	(3)
Partnerships and LLCs	(1)	(3)	(2)
Total OTTI	$(4)	$(6)	$(13)

The Company recognized OTTI of less than $1 million for the year ended December 31, 2022, 2021, and 2020, on structured and loan backed securities, which are included in bonds, primarily due to the present value of expected cash flows being less than the amortized cost.

The Company utilized internally-developed models to determine less than 1% of the $3 million of bond OTTI for the year ended December 31, 2022, less than 1% of the $2 million of bond OTTI for the year ended December 31, 2021, and less than 1% of the $6 million of bond OTTI for the year ended December 31, 2020. The remaining OTTI amounts were determined using external inputs such as publicly observable fair values and credit ratings. Refer to Note 2y. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for more information on assumptions and inputs used in the Company’s OTTI models.

41

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Refer to Note 17. “Impairment listing for loan-backed and structured securities” for a CUSIP level list of impaired structured securities where the present value of cash flows expected to be collected is less than the amortized cost basis.

6.       Federal income taxes

On August 16th, 2022, the Inflation Reduction Act (“IRA”) was signed into law and includes certain corporate income tax provisions. Impacts to the Company include the imposition of a corporate alternative minimum tax (“CAMT”) applicable to tax years beginning after December 31, 2022. The CAMT imposes a 15% minimum tax on adjusted financial statement income on applicable corporations that have an average adjusted financial statement income over $1 billion in the prior three-year period (2020-2022). As of December 31, 2022 the Company has not determined if it will be liable for CAMT in 2023. In accordance with INT 22-02: Third Quarter 2022 through First Quarter 2023 Reporting of the Inflation Reduction Act – Corporate Alternative Minimum Tax, the financial statements do not include an estimated impact of the CAMT because a reasonable estimate cannot be made. The United States Treasury Secretary has been authorized to issue guidance on the CAMT and pending such guidance the Company is not able to make a reasonable estimate.

In response to the COVID-19 pandemic, the Coronavirus Aid, Relief, and Economic Security (CARES) Act was signed into law on March 27, 2020 and the Consolidated Appropriations Act (CAA), 2021 was signed into law on December 27, 2020. The CARES Act, among other things, permits net operating loss (NOL) carryovers and carrybacks to offset 100% of taxable income for taxable years beginning before 2021. In addition, the CARES Act allows NOLs incurred in 2018, 2019, and 2020 to be carried back to each of the five preceding taxable years to generate a refund of previously paid income taxes. The CAA extends and expands certain tax provisions of the CARES Act. The CARES Act as well as the CAA did not have a material effect on the financial statements.

The Company provides for DTAs in accordance with statutory accounting practices, and has met the required threshold to utilize the three-year reversal period and 15% of surplus limitation.

42

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The net DTA or deferred tax liability (DTL) recognized in the Company’s assets, liabilities and surplus is as follows:

	December 31, 2022
	Ordinary	Capital	Total
	(In Millions)
Gross DTAs	$77	$42	$119
Statutory valuation allowance adjustment	-	-	-
Adjusted gross DTAs	77	42	119
DTAs nonadmitted	(3)	(14)	(17)
Subtotal net admitted DTA	74	28	102
Total gross DTLs	(53)	(26)	(79)
Net admitted DTA(L)	$21	$2	$23

	December 31, 2021
	Ordinary	Capital	Total
	(In Millions)
Gross DTAs	$80	$30	$110
Statutory valuation allowance adjustment	-	-	-
Adjusted gross DTAs	80	30	110
DTAs nonadmitted	-	(9)	(9)
Subtotal net admitted DTA	80	21	101
Total gross DTLs	(54)	(15)	(69)
Net admitted DTA(L)	$26	$6	$32

	Change
	Ordinary	Capital	Total
	(In Millions)
Gross DTAs	$(3)	$12	$9
Statutory valuation allowance adjustment	-	-	-
Adjusted gross DTAs	(3)	12	9
DTAs nonadmitted	(3)	(5)	(8)
Subtotal net admitted DTA	(6)	7	1
Total gross DTLs	1	(11)	(10)
Net admitted DTA(L)	$(5)	$(4)	$(9)
43

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The amount of adjusted gross DTA admitted under each component of the guidance and the resulting change by tax character are as follows:

	December 31, 2022
	Ordinary	Capital	Total
	(In Millions)
Admitted DTA 3 years:
Federal income taxes that can be recovered	$-	$1	$1
Remaining adjusted gross DTAs expected to be realized within 3 years:
1. Adjusted gross DTA to be realized	21	-	21
2. Adjusted gross DTA allowed per limitation threshold	263	-	263
Lesser of lines 1 or 2	21	-	21
Adjusted gross DTAs offset by existing DTLs	53	26	79
Total admitted DTA realized within 3 years	$74	$27	$101

	December 31, 2021
	Ordinary	Capital	Total
	(In Millions)
Admitted DTA 3 years:
Federal income taxes that can be recovered	$-	$6	$6
Remaining adjusted gross DTAs expected to be realized within 3 years
1. Adjusted gross DTA to be realized	26	-	26
2. Adjusted gross DTA allowed per limitation threshold	240	-	240
Lesser of lines 1 or 2	26	-	26
Adjusted gross DTAs offset by existing DTLs	54	15	69
Total admitted DTA realized within 3 years	$80	$21	$101

	Change
	Ordinary	Capital	Total
	(In Millions)
Admitted DTA 3 years:
Federal income taxes that can be recovered	$-	$(5)	$(5)
Remaining adjusted gross DTAs expected to be realized within 3 years
1. Adjusted gross DTA to be realized	(5)	-	(5)
2. Adjusted gross DTA allowed per limitation threshold	23	-	23
Lesser of lines 1 or 2	(5)	-	(5)
Adjusted gross DTAs offset by existing DTLs	(1)	11	10
Total admitted DTA realized within 3 years	$(6)	$6	$-
44

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company’s total realization threshold limitations are as follows:

	December 31,
	2022	2021
	($ In Millions)
Ratio percentage used to determine recovery period and threshold limitation	1,790%	1,838%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation above	$1,755	$1,600
45

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The ultimate realization of DTAs depends on the generation of future taxable income during the periods in which the temporary differences are deductible. Management considers the scheduled reversal of DTLs, including the impact of available carryback and carryforward periods, projected taxable income and tax-planning strategies in making this assessment. The impact of tax-planning strategies is as follows:

	December 31, 2022
	Ordinary	Capital	Total
	(Percent)
Impact of tax planning strategies:
Adjusted gross DTAs (% of total adjusted gross DTAs)	-%	-%	-%
Net admitted adjusted gross DTAs (% of total net admitted adjusted gross DTAs)	-%	100%	6%

	December 31, 2021
	Ordinary	Capital	Total
	(Percent)
Impact of tax planning strategies:
Adjusted gross DTAs (% of total adjusted gross DTAs)	-%	-%	-%
Net admitted adjusted gross DTAs (% of total net admitted adjusted gross DTAs)	-%	100%	19%

	Change
	Ordinary	Capital	Total
	(Percent)
Impact of tax planning strategies:
Adjusted gross DTAs (% of total adjusted gross DTAs)	-%	-%	-%
Net admitted adjusted gross DTAs (% of total net admitted adjusted gross DTAs)	-%	-%	(13)%

There are no reinsurance strategies included in the Company’s tax-planning strategies.

The provision for current tax expense on earnings is as follows:

	Years Ended December 31,
	2022	2021	2020
	(In Millions)

Federal income tax expense on operating earnings	$19	$11	$7
Total federal and foreign income tax expense on operating earnings	19	11	7
Federal income tax expense on net realized capital gains (losses)	1	5	3
Total federal and foreign income tax expense	$20	$16	$10
46

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The tax effects of temporary differences that give rise to significant portions of the DTAs and DTLs are as follows:

	December 31,
	2022	2021	Change
	(In Millions)
DTAs:
Ordinary
Reserve items	$16	$18	$(2)
Policy acquisition costs	35	33	2
Investment items	23	13	10
Unrealized investment losses	-	12	(12)
Nonadmitted assets	-	1	(1)
Other	3	3	-
Total ordinary DTAs	77	80	(3)
Nonadmitted DTAs	(3)	-	(3)
Admitted ordinary DTAs	74	80	(6)
Capital
Investment items	26	28	(2)
Unrealized investment losses	16	2	14
Total capital DTAs	42	30	12
Nonadmitted DTAs	(14)	(9)	(5)
Admitted capital DTAs	28	21	7
Admitted DTAs	102	101	1
DTLs:
Ordinary
Investment Items	2	33	(31)
Unrealized investment gains	28	-	28
Deferred and uncollected premium	1	1	-
Reserve Items	2	2	-
Other	20	18	2
Total ordinary DTLs	53	54	(1)
Capital
Unrealized investment gains	23	14	9
Investment items	3	2	1
Total capital DTLs	26	16	10
Total DTLs	79	70	9
Net admitted DTA	$23	$31	$(8)
47

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The change in net deferred income taxes comprised the following:

	Years Ended December 31,
	2022	2021	2020
	(In Millions)
Net DTA(L)	$(2)	$19	$(51)
Less: Items not recorded in the change in net deferred income taxes:
Tax-effect of unrealized gains/(losses)	36	(5)	24
Change in net deferred income taxes	$34	$14	$(27)

As of December 31, 2022, the Company had no net operating or capital loss carryforwards to include in deferred income taxes. The Company has no tax credit carryforwards included in deferred taxes.

The components of federal and foreign income tax are recorded in the Statutory Statements of Operations and the Statutory Statements of Changes in Capital and Surplus and are different from those which would be obtained by applying the prevailing federal income tax rate to net gain from operations before federal income taxes. The significant items causing this difference are as follows:

	Years Ended December 31,
	2022	2021	2020
	(In Millions)
	21%	21%	21%
Provision computed at statutory rate	$(7)	$12	$46
Investment items	(7)	(8)	(10)
Change in reserve valuation basis	-	-	1
Nonadmitted assets	1	(1)	1
Other	(1)	(1)	-
Total statutory income tax (benefit) expense	$(14)	$2	$38
Federal and foreign income tax expense	$20	$16	$11
Change in net deferred income taxes	(34)	(14)	27
Total statutory income tax (benefit) expense	$(14)	$2	$38

The Company paid federal income taxes of $39 million in 2022, $24 million in 2021 and $15 million in 2020.

The total income taxes incurred in the current and prior years that will be available for recoupment in the event of future net capital losses totaled $0 million related to 2022, $5 million related to 2021, and $6 million related to 2020.

The Company is included in a consolidated U.S. federal income tax return with its parent, MassMutual, a mutual life insurance company domiciled in the Commonwealth of Massachusetts, and MassMutual’s eligible U.S. subsidiaries. The Company also files income tax returns in various states and foreign jurisdictions. The Company, MassMutual, and MassMutual’s eligible subsidiaries and certain affiliates (the Parties) have executed and are subject to a written tax allocation agreement (the Agreement). The Agreement sets forth the manner in which the total combined federal income tax is allocated among the Parties. The Agreement provides the Company with the enforceable right to recoup federal income taxes paid in prior years in the event of future net capital losses, which it may incur. Further, the Agreement provides the Company with the enforceable right to utilize its net losses carried forward as an offset to future net income subject to federal income taxes.

Companies are generally required to disclose unrecognized tax benefits, which are the tax effect of positions taken on their tax returns that may be challenged by various taxing authorities, in order to provide users of financial statements

48

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

more information regarding potential liabilities. The Company recognizes tax benefits and related reserves in accordance with existing statutory accounting practices for liabilities, contingencies and impairments of assets.

The following is a reconciliation of the beginning and ending liability for unrecognized tax benefits (in millions):

Balance, January 1, 2022	$7
Gross change related to positions taken in current year	1
Balance, December 31, 2022	$8

Included in the liability for unrecognized tax benefits as of December 31, 2022 are $8 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. The liability for the unrecognized tax benefits as of December 31, 2022 includes no unrecognized tax benefits that, if recognized, would impact the Company’s effective tax rate.

The Company recognizes accrued interest and penalties related to the liability for unrecognized tax benefits as a component of the provision for income taxes. The amount of net interest recognized was immaterial as of December 31, 2022 and 2021. The Company has no accrued penalties related to the liability for unrecognized tax benefits. In the next year, the Company does not anticipate the total amount of uncertain tax positions to significantly increase or decrease.

The Internal Revenue Service (IRS) has completed its examination of MassMutual and its subsidiaries for the year 2013 and prior. The 2014-2016 tax years are in the process of going to Appeals for 3 carryforward issues. The IRS commenced its examination of years 2017-2018 in October 2020. The adjustments resulting from these examinations are not expected to materially affect the position or liquidity of the Company.

As of December 31, 2022 and 2021, the Company did not recognize any protective deposits as admitted assets.

7.       Deferred and uncollected life insurance premium

Deferred and uncollected life insurance premium, net of loading and reinsurance, are included in other than invested assets in the Company’s Statutory Statements of Financial Position. The following summarizes the deferred and uncollected life insurance premium on a gross basis, as well as net of loading and reinsurance:

	December 31,
	2022		2021
	Gross	Net	Gross	Net
	(In Millions)
Ordinary new business	$(1)	$-	$-	$-
Ordinary renewal	$(7)	$(13)	$(10)	$(14)
Total	$(8)	$(13)	$(10)	$(14)

Deferred premium is the portion of the annual premium not earned at the reporting date. Loading on deferred premium is an amount obtained by subtracting the valuation net deferred premium from the gross deferred premium and generally includes allowances for acquisition costs and other expenses. Refer to Note 2p. “Policyholders’ reserves” for information on the Company’s accounting policies regarding gross premium and net premium.

Uncollected premium is gross premium net of reinsurance that is due and unpaid as of the reporting date, net of loading. Net premium is the amount used in the calculation of reserves. The change in deferred and uncollected life insurance premium is included in premium income. The change in loading is included as an expense and is not shown as a reduction to premium income.

49

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Ordinary new business and ordinary renewal business consist of the basic amount of premium required on the underlying life insurance policies.

In certain instances, gross premium is less than net premium according to the standard valuation set by the Division and the Department. The gross premium is less than the net premium needed to establish the reserves because the statutory reserves must use standard conservative valuation mortality tables, while the gross premium calculated in pricing uses mortality tables that reflect both the Company’s experience and the transfer of mortality risk to reinsurers. The Company had life insurance in force of $6,850 million as of December 31, 2022 and$983 million as of December 31, 2021 for which gross premium was less than net premium.

8.       Policyholders’ liabilities

a.	Policyholders’ reserves

The Company had life insurance in force of $26,262 million as of December 31, 2022 and $17,446 million as of December 31, 2021.

The following summarizes policyholders’ reserves, net of reinsurance, and the range of interest rates by type of product:

	December 31,
	2022				2021
	Amount	Interest Rates			Amount	Interest Rates
	($ In Millions)
Individual annuities	$2,878	1.0%	-	9.0%	$3,046	1.0%	-	9.0%
Individual universal and variable life	719	4.0%	-	4.5%	732	4.0%	-	4.5%
Individual life	112	3.0%	-	4.8%	103	3.0%	-	4.8%
Total	$3,709				$3,881

Individual life includes whole life and term insurance.

b.       Liabilities for deposit-type contracts

Supplementary contracts not involving life contingencies of $68 million as of December 31, 2022 and $72 million as of December 31, 2021 were included in liabilities for deposit-type contracts. The interest rate range on supplementary contracts was 1.00% to 6.50% as of December 31, 2022 and 1.00% to 6.75 % as of December 31, 2021.

c.       Additional liability for annuity contracts

Certain variable annuity contracts include additional death benefit features. Election of these benefits is generally only available at contract issue.

The following shows the liabilities for GMDBs (in millions):

Liability as of January 1, 2021	$1
Liability as of December 31, 2021	1
Paid guarantee benefits	(1)
Liability as of December 31, 2022	$-

The Company held deterministic reserves as of December 31, 2022 and December 31, 2021.

50

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following summarizes the account values, net amount at risk and weighted average attained age for variable annuity contracts with GMDBs classified as policyholders’ reserves and separate account liabilities. The net amount at risk is defined as the minimum guarantee less the account value calculated on a policy-by-policy basis, but not less than zero.

	December 31,
	2022			2021
		Net	Weighted		Net	Weighted
	Account	Amount	Average	Account	Amount	Average
	Value	at Risk	Attained Age	Value	at Risk	Attained Age
	($ In Millions)
GMDB	$1,320	$40	68	$1,725	$15	67

Account values of variable annuity contracts with GMDBs are summarized below:

	December 31,
	2022	2021
	(In Millions)
Separate account	$987	$1,370
General account	333	355
Total	$1,320	$1,725

d.	Additional liability for individual life contracts

Certain universal life and variable universal life contracts include features such as GMDBs or other guarantees that ensure continued death benefit coverage when the policy would otherwise lapse. The value of the guarantee is only available to the beneficiary in the form of a death benefit.

The changes in the liability, net of reinsurance, for guarantees on universal life and variable universal life type contracts was as follows:

	December 31,
	2022	2021
	(In Millions)
Beginning balance	$127	$131
Net liability increase (decrease)	113	(4)
Ending balance	$240	$127
51

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

9.       Reinsurance

The Company enters into reinsurance agreements with affiliated and unaffiliated insurers in the normal course of business in order to mitigate the impact of underwriting mortality and morbidity risks. Such transfers do not relieve the Company of its primary liability to its customers and, as such, failure of reinsurers to honor their obligations could result in credit losses that could arise if a reinsurer defaults. The Company reduces reinsurance default risk by evaluating the financial condition of reinsurers and monitoring for possible concentrations within the Company’s reinsurers and using trust structures, when appropriate. The Company reinsures a portion of its mortality risk in its life business under either a first dollar quota-share arrangement or an in excess of the retention limit arrangement with reinsurers. The amounts reinsured are on a yearly renewable term or coinsurance basis. The Company’s highest retention limit for new issues of life policies ranges from $15 million to $35 million.

Refer to Note14. “Related party transactions” for information about the Company’s affiliated ceded reinsurance transactions.

The Company did not reinsure any policies with a company chartered in a country other than the U.S., excluding U.S. branches of these companies, which was owned in excess of 10% or controlled directly or indirectly by an insured, a beneficiary, a creditor or any other person not primarily engaged in the insurance business. There are no reinsurance agreements in effect under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits. The Company has no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

If all reinsurance agreements were terminated by either party as of December 31, 2022, the resulting reduction in surplus due to loss of reinsurance reserve credits, net of unearned premium, would be approximately $721 million assuming no return of the assets, excluding assets in trust, backing these reserves from the reinsurer to the Company.

Reinsurance amounts included in the Statutory Statements of Operations were as follows:

	Years Ended December 31,
	2022	2021	2020
	(In Millions)
Direct premium	$942	$1,059	$1,083
Premium ceded	(718)	(782)	(804)
Total net premium	$224	$277	$279
Ceded reinsurance recoveries	$204	$312	$244
52

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Reinsurance amounts included in the Statutory Statements of Financial Position were as follows:

	December 31,
	2022	2021
	(In Millions)
Reinsurance reserves ceded	$(5,436)	$(4,975)
Ceded amounts recoverable	57	142

Reinsurance reserves ceded to affiliated and unaffiliated reinsurers as of December 31, 2022 include $1,399 million associated with life insurance policies and $4,037 million for annuity. Reinsurance reserves ceded to affiliated and unaffiliated reinsurers as of December 31, 2021 include $1,410 million associated with life insurance policies and $3,565 million for annuity.

As of December 31, 2022, one reinsurer accounted for 33% of the outstanding balance of the unaffiliated reinsurance recoverables and the next largest reinsurer had 18%. Overall, the Company believes that each of these exposures to a single reinsurer does not create an undue concentration of risk and the Company’s business is not substantially dependent upon any single reinsurer.

53

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

10.	Withdrawal characteristics

a.	Annuity actuarial reserves and liabilities for deposit-type contracts

The withdrawal characteristics of the Company’s annuity actuarial reserves and deposit-type contracts as of December 31, 2022 are illustrated below:

Individual annuities	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	% of Total
	(In Millions)
Subject to discretionary withdrawal:
With market value adjustment	$13	$-	$-	$13	-%
At book value less current surrender charge of 5% or more	4,486	-	-	4,486	57
At fair value	-	-	991	991	13
Total with market value adjustment or at fair value	4,499	-	991	5,490	70
At book value without adjustment (minimal or no charge or adjustment)	2,393	-	-	2,393	30
Not subject to discretionary withdrawal	22	-	-	22	-
Total	$6,914	$-	$991	$7,905	100%
Reinsurance ceded	4,037	-	-	4,037
Total, net of reinsurance	$2,877	$-	$991	$3,868
Amount included in book value without adjustment after statement date	-	-	-	-

Deposit-type contracts	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	% of Total
	(In Millions)
Subject to discretionary withdrawal:
At book value without adjustment (minimal or no charge or adjustment)	$53	$-	$-	$53	78
Not subject to discretionary withdrawal	15	-	-	15	22
Total	$68	$-	$-	$68	100%
Total, net of reinsurance	$68	$-	$-	$68

The following is a summary of total annuity actuarial reserves and liabilities for deposit-type contracts as of December 31, 2022 (in millions):

Statutory Statements of Financial Position:
Policyholders’ reserves – individual annuities	$2,877
Liabilities for deposit-type contracts	68
Subtotal	2,945
Separate Account Annual Statement:
Annuities	991
Total	$3,936
54

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

b.	Analysis of life actuarial reserves by withdrawal characteristics

The withdrawal characteristics of the Company’s life actuarial reserves as of December 31, 2022 are illustrated below:

General Account

	Account	Cash
	Value	Value	Reserve
	(In Millions)
Subject to discretionary withdrawal, surrender values, or policy loans:
Universal life	$194	$194	$197
Universal life with secondary guarantees	820	812	1,785
Other permanent cash value life insurance	-	14	84
Variable universal life	72	72	83
Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	-	-	10
Disability - active lives	-	-	1
Disability - disabled lives	-	-	18
Miscellaneous reserves	-	-	53
Total (gross: direct + assumed)	1,086	1,092	2,231
Reinsurance ceded	610	606	1,399
Total (net)	$476	$486	$832

Separate Account Nonguaranteed

	Account	Cash
	Value	Value	Reserve
	(In Millions)
Subject to discretionary withdrawal, surrender values, or policy loans:
Variable universal life	$560	$560	$560
Not subject to discretionary withdrawal or no cash values:
Total (gross: direct + assumed)	560	560	560
Total (net)	$560	$560	$560

c.       Separate accounts

The Company has nonguaranteed separate accounts which are variable accounts where the benefit is determined by the performance and/or market value of the investments held in the separate account with incidental risk, notional expense and minimum death benefit guarantees.

55

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Information regarding the separate accounts of the Company as of and for the year ended December 31, 2022 is as follows:

Non
Guaranteed
(In Millions)
Net premium, considerations or deposits for the year ended December 31, 2022	$37
Reserves at December 31, 2022:
For accounts with assets at:
Fair value	$1,551
Nonpolicy liabilities	2
Total	$1,553
Reserves by withdrawal characteristics:
Subject to discretionary withdrawal:
At fair value	$1,551
Nonpolicy liabilities	2
Total	$1,553

The Company does not have any reserves in separate accounts for asset default risk in lieu of AVR.

The following is a reconciliation of amounts reported as transfers (from) to separate accounts in the Summary of Operations of the Company’s NAIC Separate Account Annual Statement to the amounts reported as net transfers (from) to separate accounts in change in policyholders’ reserves in the accompanying Statutory Statements of Operations:

	Years Ended December 31,
	2022	2021	2020
	(In Millions)
From the Separate Account Annual Statement:
Transfers to separate accounts	$37	$40	$40
Transfers from separate accounts	(141)	(189)	(162)
Net transfers from separate accounts	$(104)	$(149)	$(122)

11.	Changes in capital and surplus

MassMutual has authorized the contribution of funds to the Company sufficient to meet the capital requirements of each state in the U.S. in which the Company is licensed to do business. Substantially all of the statutory capital and surplus is subject to dividend restrictions. Dividend restrictions, imposed by state regulations, limit the payment of dividends to the shareholder without prior approval from the Department. Under these regulations, $178 million of capital and surplus is available for distribution to the shareholder in 2023 without prior regulatory approval. The company paid a dividend to MassMutual of $163 million in 2022 and $173 million in 2021. The Company did not pay a dividend to MassMutual in 2020. The Company received a capital contribution from MMLIC of $50 million in 2022.

56

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

12.	Presentation of the Statutory Statements of Cash Flows

The following table presents those transactions that have affected the Company’s recognized assets or liabilities but have not resulted in cash receipts or payments during the years ended December 31, 2022, 2021 and 2020. Accordingly, the Company has excluded these non-cash activities below from the Statutory Statement of Cash Flows for the years ended December 31, 2022, 2021 and 2020.

	Years Ended December 31,
	2022	2021	2020
	(In Millions)
Bond conversions and refinancing	$27	$17	$187
Transfer of bonds to partnerships and limited liability companies	7	-	-
Bonds transferred to mortgage loans	2	22	-
Stock conversion	-	1	3
Net investment income payment in-kind bonds	-	1	1
Assets received in-kind for bond maturity	-	-	6

13.	Business risks, commitments and contingencies

a.	Risks and uncertainties

The Company operates in a business environment subject to various risks and uncertainties. The principal risks include insurance and underwriting risks, investment and interest rate risks, currency exchange risk and credit risk. The combined impact of these risks could have a material, adverse effect on the Company’s financial statements or result in operating losses in future periods. The Company employs the use of reinsurance, portfolio diversification, asset/liability management processes and other risk management techniques to mitigate the impact of these risks.

Insurance and underwriting risks

The Company prices its products based on estimated benefit payments reflecting assumptions with respect to mortality, longevity, persistency, interest rates and other factors. If actual policy experience emerges that is significantly and adversely different from assumptions used in product pricing, the effect could be material to the profitability of the Company.

Investment and interest rate risks

The fair value, cash flows and earnings of investments can be influenced by a variety of factors including changes in interest rates, credit spreads, equity markets, portfolio asset allocation and general economic conditions. The Company employs a rigorous asset/liability management process to help mitigate the economic impacts of various investment risks, in particular interest rate risk. By effectively matching the market sensitivity of assets with the liabilities they support, the impact of interest rate changes is addressed, on an economic basis, as the change in the value of the asset is offset by a corresponding change in the value of the supported liability. The Company uses derivatives, such as interest rate swaps and swaptions, as well as synthetic assets to reduce interest rate and duration imbalances determined in asset/liability analyses.

The levels of U.S. interest rates are influenced by U.S. monetary policies and by the relative attractiveness of U.S. markets to investors versus other global markets. As interest rates increase, certain debt securities may experience amortization or prepayment speeds that are slower than those assumed at purchase, impacting the expected maturity of these securities and the ability to reinvest the proceeds at the higher yields. Rising interest rates may also result in a decrease in the fair value of the investment portfolio. As interest rates decline, certain debt securities may experience accelerated amortization and prepayment speeds than what was assumed at purchase. During such periods, the Company is at risk of lower net investment income as it may not be able to reinvest the proceeds at comparable yields. Declining interest rates may also increase the fair value of the investment portfolio.

57

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Interest rates also have an impact on the Company’s products with guaranteed minimum payouts and on interest credited to account holders. As interest rates decrease, investment spreads may contract as crediting rates approach minimum guarantees, resulting in an increased liability.

In periods of increasing interest rates, policy loans, surrenders and withdrawals may increase as policyholders seek investments with higher perceived returns. This could result in cash outflows requiring the Company to sell invested assets at a time when the prices of those assets are adversely affected by the increase in market interest rates, which could cause the Company to realize investment losses.

Currency exchange risk

The Company has currency risk due to its non-U.S. dollar investments. The Company mitigates currency risk through the use of cross-currency swaps and forward contracts. Cross-currency swaps are used to minimize currency risk for certain non-U.S. dollar assets through a pre-specified exchange of interest and principal. Forward contracts are used to hedge movements in exchange rates.

Credit and other market risks

The Company manages its investments to limit credit and other market risks by diversifying its portfolio among various security types and industry sectors as well as purchasing credit default swaps to transfer some of the risk.

Stressed conditions, volatility and disruptions in global capital markets or in particular markets or financial asset classes can have an adverse effect on the Company, in part because the Company has a large investment portfolio and assets supporting the Company’s insurance liabilities are sensitive to changing market factors. Global market factors, including interest rates, credit spread, equity prices, real estate markets, foreign currency exchange rates, consumer spending, business investment, government spending, the volatility and strength of the capital markets, deflation and inflation, all affect the business and economic environment and, ultimately, the profitability of the Company’s business. Disruptions in one market or asset class can also spread to other markets or asset classes. Upheavals in the financial markets can also affect the Company’s business through their effects on general levels of economic activity, employment and customer behavior.

The CMBS, RMBS and leveraged loan sectors are sensitive to evolving conditions that can impair the cash flows realized by investors and is subject to uncertainty. Management’s judgment regarding OTTI and estimated fair value depends upon the evolving investment sector and economic conditions. It can also be affected by the market liquidity, a lack of which can make it difficult to obtain accurate market prices for RMBS and other investments, including CMBS and leveraged loans. Any deterioration in economic fundamentals, especially related to the housing sector could affect management’s judgment regarding OTTI.

The Company has investments in structured products exposed primarily to the credit risk of corporate bank loans, corporate bonds or credit default swap contracts referencing corporate credit risk. Most of these structured investments are backed by corporate loans and are commonly known as collateralized loan obligations that are classified as CDO. The portfolios backing these investments are actively managed and diversified by industry and individual issuer concentrations. Due to the complex nature of CDO and the reduced level of transparency to the underlying collateral pools for many market participants, the recovery in CDO valuations generally lags the overall recovery in the underlying assets. Management believes its scenario analysis approach, based primarily on actual collateral data and forward looking assumptions, does capture the credit and most other risks in each pool. However, in a rapidly changing economic environment, the credit and other risks in each collateral pool will be more volatile and actual credit performance of CDO may differ from the Company’s assumptions.

The Company continuously monitors its investments and assesses their liquidity and financial viability; however, the existence of the factors described above, as well as other market factors, could negatively impact the market value of the Company’s investments. If the Company sells its investments prior to maturity or market recovery, these investments may yield a return that is less than the Company otherwise would have been able to realize.

Asset-based fees calculated as a percentage of the separate account assets are a source of revenue to the Company. Gains and losses in the investment markets may result in corresponding increases and decreases in the Company’s separate account assets and related revenue.

58

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The spread of the coronavirus had caused increased cases of COVID-19 and significant volatility in U.S. and international markets. There is significant uncertainty around the breadth and duration of business disruptions related to COVID-19, as well as its further impact on the U.S. and international economies. At this time, the Company is not able to reliably estimate the length and severity of the COVID-19 public health crises and, as such, cannot quantify its impact on the financial results, liquidity and capital resources and its operations in future periods.

Political Uncertainties

Political events, domestically or internationally, may directly or indirectly trigger or exacerbate risks related to product offerings, profitability, or any of the risk factors described above. Whether those underlying risk factors are driven by geopolitics or not, the Company’s dynamic approach to managing risks enables management to identify risks, internally and externally, develop mitigation plans, and respond to risks in an attempt to proactively reduce the potential impact of each underlying risk factor on the Company.

b.       Guaranty funds

The Company is subject to state insurance guaranty fund laws. These laws assess insurance companies’ amounts to be used to pay benefits to policyholders and policy claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially impact its financial position, results of operations or liquidity.

c.	Litigation and regulatory matters

In the normal course of business, the Company is involved in disputes, litigation and governmental or regulatory inquiries, administrative proceedings, examinations and investigations, both pending and threatened. These matters, if resolved adversely against the Company or settled, may result in monetary damages, fines and penalties or require changes in the Company’s business practices. The resolution or settlement of these matters is inherently difficult to predict. Based upon the Company’s assessment of these pending matters, the Company does not believe that the amount of any judgment, settlement or other action arising from any pending matter is likely to have a material adverse effect on the statement of financial position. However, an adverse outcome in certain matters could have a material adverse effect on the results of operations for the period in which such matter is resolved, or an accrual is determined to be required, on the financial statement financial position, or on our reputation.

The Company evaluates the need for accruals of loss contingencies for each matter. When a liability for a matter is probable and can be estimated, the Company accrues an estimate of the loss offset by related insurance recoveries or other contributions, if any. An accrual may be subject to subsequent adjustment as a result of additional information and other developments. The resolution of matters are inherently difficult to predict, especially in the early stages of matter. Even if a loss is probable, due to many complex factors, such as speed of discovery and the timing of court decisions or rulings, a loss or range of loss may not be reasonably estimated until the later stages of the matter. For matters where a loss is material and it is either probable or reasonably possible then it is disclosed. For matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimated, no accrual is established, but the matter, if material, is disclosed.

d.	Commitments

In the normal course of business, the Company enters into commitments to purchase certain investments. The majority of these commitments have funding periods that extend between one and five years. The Company is not required to fund commitments once the commitment period expires.

59

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

As of December 31, 2022, the Company had the following outstanding commitments:

	2023	2024	2025	2026	2027	Thereafter	Total
	(In Millions)
Private placements	$47	$116	$14	$14	$30	$67	$288
Mortgage loans	6	3	2	1	-	3	15
Partnerships and LLCs	6	-	9	21	2	19	57
Total	$59	$119	$25	$36	$32	$89	$360

14.     Related party transactions

Pursuant to a management agreement, MassMutual, for a fee, furnishes the Company, as required, operating facilities, human resources, computer software development and managerial services. Investment and administrative services are also provided to the Company pursuant to a management services agreement with MassMutual. While management believes that these fees are calculated on a reasonable basis, these fees may not necessarily be indicative of the costs that would have been incurred on a stand-alone basis.

The following table summarizes the transactions between the Company and the related parties:

	Years Ended December 31,
	2022	2021	2020
	(In Millions)
Fee income:
Recordkeeping and other services	$1	$2	$1
Fee expense:
Management and service contracts and cost-sharing arrangements	77	82	96

The Company reported less than $1 million as amounts due from affiliates as of December 31, 2022 and 2021. The Company reported $24 million as amounts due to subsidiaries and affiliates as of December 31, 2022 and $16 million as of December 31, 2021. Terms generally require settlement of these amounts within 30 to 90 days.

As of December 31, 2022, MMIH and C.M. Life, together, provided financing of $5,500 million ($5,253 million and $247 million, respectively) for MassMutual Asset Finance, LLC (MMAF) that can be used to finance ongoing asset purchases. The Company provided financing of $247 million as of December 31, 2022 and $247 million as of December 31, 2021. During 2022, MMAF borrowed $107 million and repaid $104 million under the MMAF credit facility. During 2021, MMAF borrowed $74 million and repaid $70 million under the MMAF credit facility. Outstanding borrowings under the facility with the Company were $174 million as of December 31, 2022 and $171 million as of December 31, 2021. Interest for these borrowings was $4 million for the year ended December 31, 2022 and $3 million for the year ended December 31, 2021. The floating rate borrowings bear interest at a spread over the 30 day LIBOR. The fixed rate borrowings bear an interest at a spread over average life Treasuries.

Together, MassMutual and C.M. Life, provide a credit facility to Jefferies Finance, LLC whereby Jefferies Finance, LLC (Jefferies) borrows cash through short-term approved financings to fund the purchase of loans for securitization. During 2022, Jefferies borrowed $25 million and repaid $25 million under the credit facility. During 2021, Jefferies borrowed $100 million and repaid $100 million under the credit facility. As of December 31, 2022 there were no outstanding borrowings under this facility. All outstanding interest due under the facility, as of December 31, 2022 had been paid. The interest of this facility is calculated based on a full pass through of interest accrued on the underlying loans purchased.

In 2022, C.M. Life declared and paid $163 million in dividends to MassMutual.

In 2021, C.M. Life declared and paid $173 million in dividends to MassMutual.

60

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Effective December 31, 2020, the Company entered into a stop-loss agreement to transfer interest rate risk for annuity products with MassMutual. MassMutual provides maximum coverage of $100 million over the five-year duration of this contract. For the year ended December 31, 2022, there was an estimated gain of $18 million related to the loss settlement for this agreement.

The Company has coinsurance agreements with MassMutual where the Company cedes substantially all of the premium on certain universal life policies. In return, MassMutual pays to the Company a stipulated expense allowance and death and surrender benefits. MassMutual holds the assets and related reserves for payment of future benefits on the ceded policies.

As of December 31, 2022, the net amounts due from MassMutual for the various reinsurance agreements were $30 million and as of December 31, 2021, the net amounts due from MassMutual were $68 million. These outstanding balances are due and payable with terms ranging from quarterly to annually, depending on the agreement in effect.

The following summarizes the related party reinsurance transactions between the Company and MassMutual:

	Years Ended December 31,
	2022	2021	2020
	(In Millions)
Premium ceded, related to:
Stop-loss agreements	$(2)	$(3)	$(1)
Coinsurance agreements	(36)	(40)	(40)
Expense allowances on reinsurance ceded, included in fees and other income, related to:
Coinsurance agreements	6	7	8
Policyholder benefits ceded, related to:
Coinsurance agreements	64	127	74
Accrual for FIA stop-loss agreement	18	-	-

15.	Subsidiaries and affiliated companies

A summary of ownership and relationship of MassMutual and its subsidiaries and affiliated companies as of December 31, 2022 is illustrated below. Subsidiaries are wholly owned, except as noted.

Subsidiaries of MassMutual

C.M. Life

Berkshire Way LLC

MML Special Situations Investor LLC

Timberland Forest Holding LLC – 37% (remaining 63% owned by MassMutual Trad Private Equity LLC)

MSP – SC, LLC

Insurance Road LLC

MM Copper Hill Road LLC

Jefferies Finance LLC– 50% (remaining 50% owned by Jefferies Group, Inc.)

MML Distributors LLC – 99% (remaining 1% owned by MassMutual Holding LLC)

MML Investment Advisers, LLC

Pioneers Gate LLC

MML Strategic Distributors, LLC

The MassMutual Trust Company, FSB

MassMutual Mortgage Lending LLC

MML Private Placement Investment Company I, LLC

MML Private Equity Fund Investor LLC

61

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

MM Private Equity Intercontinental LLC

MassMutual Holding LLC

MassMutual Investment Holding, LLC

MassMutual International, LLC

MML Mezzanine Investor II, LLC

MML Mezzanine Investor III, LLC

MassMutual External Benefits Group LLC

EM Opportunities LLC

MassMutual MCAM Insurance Company, Inc.

CML Global Capabilities

MM Global Capabilities I LLC

MM Global Capabilities II LLC

MM Global Capabilities III LLC

MML CM LLC

Glidepath Holdings Inc

ITPS Holding LLC

MM/Barings Mutifamily TEBS 2020 LLC

MM Direct Private Investments Holding LLC

MassMutual Ventures Europe/APAC I GP, LLC

MassMutual Ventures US IV, GP, LLC

DPI-ACRES Capital LLC

Amherst Long Term Holdings, LLC

Subsidiaries of C.M. Life Insurance Company

MML Bay State Life Insurance Company

CML Mezzanine Investor III, LLC

CML Special Situations Investor LLC

Subsidiaries of MML Bay State Life Insurance Company

(No subsidiaries)

Subsidiaries of CML Mezzanine Investor III, LLC

(No subsidiaries)

Subsidiaries of CML Special Situations Investor LLC

(No subsidiaries)

16.      Subsequent events

Management of the Company has evaluated subsequent events through March 7, 2023, the date the financial statements were available to be issued to state regulators and subsequently on the Company’s website. No events have occurred subsequent to the date of the Statements of Financial Position.

62

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

17.	Impairment listing for loan-backed and structured securities

The following are the total cumulative adjustments and impairments for loan-backed and structured securities since July 1, 2009:

Period Ended	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
December 31, 2022	$3,726,463	$-	$3,726,463	$3,283,242	$(443,221)	$3,283,242	$3,150,825
September 30, 2022	$1,337,132	$-	$1,337,132	$1,270,962	$(66,170)	$1,270,962	$1,195,634
June 30, 2022	1,069,792	-	1,069,792	949,598	(120,194)	949,598	917,792
March 31, 2022	1,366,642	-	1,366,642	1,092,539	(274,102)	1,092,539	1,084,285
December 31, 2021	153,706	-	153,706	146,419	(7,287)	146,419	133,301
September 30, 2021	429,103	-	429,103	422,210	(6,893)	422,210	371,650
June 30, 2021	1,130,186	-	1,130,186	1,019,790	(110,396)	1,019,790	1,128,667
March 31, 2021	580,686	-	580,686	541,584	(39,102)	541,584	539,293
December 31, 2020	2,202,709	-	2,202,709	1,981,547	(221,162)	1,981,547	2,127,616
September 30, 2020	3,225,941	-	3,225,941	2,914,652	(311,289)	2,914,652	2,881,746
June 30, 2020	1,978,627	-	1,978,627	1,765,784	(212,843)	1,765,784	1,794,192
March 31, 2020	2,725,567	-	2,725,567	2,242,474	(483,093)	2,242,474	2,684,492
December 31, 2019	395,604	-	395,603	374,233	(21,371)	374,233	323,929
September 30, 2019	2,403,817	-	2,403,817	2,163,454	(240,363)	2,163,454	1,796,355
June 30, 2019	1,138,783	-	1,138,783	965,642	(173,141)	965,642	1,187,758
March 31, 2019	1,165,908	-	1,165,908	1,155,765	(10,143)	1,155,765	1,186,451
December 31, 2018	904,746	-	904,746	770,347	(134,399)	770,347	817,965
September 30, 2018	496,473	-	496,473	447,735	(48,737)	447,735	449,782
June 30, 2018	39,548	-	39,548	1,365	(38,183)	1,365	4,435
March 31, 2018	84,116	-	84,116	56,604	(27,511)	56,604	56,886
December 31, 2017	21,358	-	21,358	17,379	(3,979)	17,379	25,404
September 30, 2017	31,370	-	31,370	30,181	(1,188)	30,181	97,082
June 30, 2017	4,452,491	-	4,452,491	4,378,331	(74,160)	4,378,331	6,609,233
March 31, 2017	4,815,924	-	4,815,924	4,784,422	(31,502)	4,784,422	6,463,013
December 31, 2016	4,846,676	-	4,846,676	4,829,684	(16,992)	4,829,684	6,221,820
September 30, 2016	4,994,934	-	4,994,934	4,730,196	(264,738)	4,730,196	6,883,514
June 30, 2016	5,054,395	-	5,054,395	4,955,880	(98,515)	4,955,880	6,764,218
March 31, 2016	6,298,495	-	6,298,495	6,092,642	(205,853)	6,092,642	7,817,461
December 31, 2015	474,546	-	474,546	468,066	(6,480)	468,066	467,904
September 30, 2015	5,603,766	-	5,603,766	5,064,430	(539,336)	5,064,430	6,491,786
June 30, 2015	8,300,146	-	8,300,146	8,096,024	(204,122)	8,096,024	8,991,309
March 31, 2015	4,134,216	-	4,134,216	4,097,041	(37,175)	4,097,041	4,062,060
December 31, 2014	9,225,670	-	9,225,670	9,099,603	(126,067)	9,099,603	10,324,197
June 30, 2014	6,799,823	-	6,799,823	6,410,214	(389,609)	6,410,214	8,821,203
March 31, 2014	10,842,786	-	10,842,786	9,332,953	(1,509,833)	9,332,953	11,545,156
December 31, 2013	13,068,728	-	13,068,728	12,446,803	(621,925)	12,446,803	13,075,122
September 30, 2013	8,777,769	-	8,777,769	8,640,444	(137,325)	8,640,444	8,226,635
June 30, 2013	11,479,347	-	11,479,347	11,079,158	(400,190)	11,079,158	10,139,599
March 31, 2013	15,334,535	-	15,334,535	14,970,376	(364,159)	14,970,376	14,135,122
December 31, 2012	31,785,329	-	31,785,329	30,443,342	(1,341,987)	30,443,342	27,669,977
September 30, 2012	67,270,430	-	67,270,430	65,265,347	(2,005,083)	65,265,347	57,019,262
June 30, 2012	70,455,900	-	70,455,900	69,041,733	(1,414,167)	69,041,733	55,143,333
March 31, 2012	87,853,178	-	87,853,178	85,053,001	(2,800,177)	85,053,001	67,243,938
December 31, 2011	90,342,742	-	90,342,742	87,759,853	(2,582,889)	87,759,853	61,663,659
September 30, 2011	62,166,554	-	62,166,554	60,544,909	(1,621,646)	60,544,909	45,284,654
June 30, 2011	80,582,827	-	80,582,827	76,857,393	(3,725,434)	76,857,393	60,286,999
March 31, 2011	87,925,923	-	87,925,923	85,768,903	(2,157,020)	85,768,903	65,285,429
December 31, 2010	78,922,237	-	78,922,237	77,329,041	(1,593,196)	77,329,041	57,284,607
September 30, 2010	75,579,158	-	75,579,158	73,844,794	(1,734,364)	73,844,794	53,531,682
June 30, 2010	106,701,990	-	106,701,990	104,920,573	(1,781,417)	104,920,573	77,297,241
March 31, 2010	117,247,145	-	117,247,145	110,848,178	(6,398,967)	110,848,178	81,512,593
63

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

December 31, 2009	94,759,892	-	94,759,892	91,319,793	(3,440,099)	91,319,793	61,154,482
September 30, 2009	203,672,078	(2,299,537)	201,372,541	193,090,828	(8,281,714)	193,090,828	124,234,344
Totals		$(2,299,537)			$(48,900,909)

The following is the impairment listing for loan-backed and structured securities for the three months ended December 31, 2022:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
12624QAC7	$200,006	-	200,006	180,006	(20,000)	180,006	83,625
36192RAL6	150,034	-	150,034	75,034	(75,000)	75,034	55,734
02660CAH3	945	-	945	854	(91)	854	19
040104RV5	156,399	-	156,399	147,100	(9,300)	147,100	143,313
040104TG6	18,089	-	18,089	17,322	(767)	17,322	13,798
04544TAB7	2,666	-	2,666	724	(1,942)	724	2,444
12479DAC2	200,809	-	200,809	90,080	(110,729)	90,080	162,465
1248MGAJ3	5,086	-	5,086	4,882	(204)	4,882	4,069
17311YAC7	78,755	-	78,755	77,431	(1,324)	77,431	77,538
30247DAD3	10,637	-	10,637	9,445	(1,192)	9,445	8,584
35729RAE6	125,865	-	125,865	114,938	(10,927)	114,938	100,526
40431KAE0	207,799	-	207,799	201,274	(6,525)	201,274	202,592
61750FAE0	27,611	-	27,611	26,440	(1,171)	26,440	23,511
61750MAB1	441	-	441	361	(79)	361	340
86363HAB8	3,602	-	3,602	3,423	(179)	3,423	2,988
05535DAN4	130,051	-	130,051	124,494	(5,557)	124,494	106,591
45254TRX4	8,114	-	8,114	7,910	(204)	7,910	7,836
45660LYW3	68,799	-	68,799	65,584	(3,214)	65,584	64,808
466247XE8	79,759	-	79,759	78,321	(1,438)	78,321	67,957
589929X29	33,164	-	33,164	31,581	(1,582)	31,581	32,521
65535VRK6	33,605	-	33,605	27,970	(5,635)	27,970	29,456
41161PHU0	96,074	-	96,074	81,352	(14,722)	81,352	90,998
41161PWB5	93,018	-	93,018	92,331	(687)	92,331	79,847
45660N5H4	161,805	-	161,805	136,681	(25,124)	136,681	136,885
36298XAA0	977,080	-	977,080	942,363	(34,718)	942,363	887,951
36298XAB8	856,251	-	856,251	745,341	(110,910)	745,341	764,429
Totals	$3,726,463	-	3,726,463	3,283,242	(443,221)	3,283,242	3,150,825

The following is the impairment listing for loan-backed and structured securities for the three months ended September 30, 2022:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
01853GAB6	$2,493	-	2,493	2,493	-	2,493	7,197
02660CAH3	941	-	941	935	(5)	935	16
040104RV5	173,039	-	173,039	154,714	(18,324)	154,714	147,435
040104TG6	18,936	-	18,936	17,887	(1,049)	17,887	14,314
1248MGAJ3	5,295	-	5,295	5,118	(178)	5,118	4,203
14454AAB5	65,791	-	65,791	65,736	(55)	65,736	81,802
17311YAC7	88,194	-	88,194	77,892	(10,303)	77,892	78,729
35729RAE6	132,460	-	132,460	126,001	(6,459)	126,001	103,302
40431KAE0	214,071	-	214,071	205,722	(8,349)	205,722	202,667
617463AA2	526	-	526	441	(85)	441	348
61750FAE0	30,471	-	30,471	27,496	(2,975)	27,496	23,889
86363HAB8	3,939	-	3,939	3,660	(279)	3,660	3,100
93934XAB9	26,691	-	26,691	20,650	(6,040)	20,650	23,286
05535DAN4	135,069	-	135,069	134,646	(423)	134,646	114,615
12668ACY9	10,497	-	10,497	8,501	(1,996)	8,501	10,743
22540VG71	2,469	-	2,469	2,463	(5)	2,463	2,492
45254TSM7	78,878	-	78,878	76,949	(1,929)	76,949	66,138
64

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

45660LYW3	68,495	-	68,495	67,063	(1,433)	67,063	66,133
466247XE8	82,504	-	82,504	81,877	(627)	81,877	70,950
525221AJ6	58,759	-	58,759	58,677	(83)	58,677	59,121
65535VRK6	34,486	-	34,486	33,568	(917)	33,568	29,683
23332UCM4	4,180	-	4,180	3,866	(313)	3,866	4,042
41161PWB5	98,950	-	98,950	94,607	(4,343)	94,607	81,430
Totals	$1,337,132	-	1,337,132	1,270,962	(66,170)	1,270,962	1,195,634

The following is the impairment listing for loan-backed and structured securities for the three months ended June 30, 2022:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
01853GAB6	$7,454	-	7,454	2,288	(5,166)	2,288	7,787
040104RV5	181,867	-	181,867	171,865	(10,002)	171,865	160,035
040104TG6	19,420	-	19,420	18,728	(692)	18,728	15,333
1248MGAJ3	5,727	-	5,727	5,328	(399)	5,328	4,501
14454AAB5	89,674	-	89,674	65,737	(23,937)	65,737	86,252
35729RAE6	140,965	-	140,965	132,843	(8,122)	132,843	111,262
86363HAB8	4,436	-	4,436	3,995	(441)	3,995	3,437
05535DAN4	184,726	-	184,726	139,420	(45,306)	139,420	124,278
45254TRX4	9,164	-	9,164	8,519	(644)	8,519	8,480
45660LYW3	71,484	-	71,484	68,316	(3,168)	68,316	69,150
525221AJ6	77,112	-	77,112	61,754	(15,358)	61,754	64,933
589929X29	45,702	-	45,702	44,026	(1,676)	44,026	44,178
761118FM5	213,882	-	213,882	209,051	(4,832)	209,051	200,979
589929N38	18,178	-	18,178	17,727	(451)	17,727	17,185
Totals	$1,069,792	$-	$1,069,792	949,598	(120,194)	949,598	917,792

The following is the impairment listing for loan-backed and structured securities for the three months ended March 31, 2022:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
07388VAH1	$226,420	-	226,420	23,420	(203,000)	23,420	23,420
040104RV5	191,840	-	191,840	182,570	(9,270)	182,570	177,676
17311YAC7	101,646	-	101,646	88,695	(12,951)	88,695	93,082
35729RAE6	144,336	-	144,336	142,269	(2,067)	142,269	125,320
40431KAE0	245,992	-	245,992	219,259	(26,733)	219,259	244,844
45071KDD3	66,595	-	66,595	59,578	(7,017)	59,578	61,194
61750FAE0	32,855	-	32,855	30,573	(2,282)	30,573	28,080
45660LAU3	12,143	-	12,143	11,587	(556)	11,587	11,819
761118FM5	234,972	-	234,972	228,638	(6,334)	228,638	223,059
41161PWB5	109,841	-	109,841	105,949	(3,892)	105,949	95,793
Totals	$1,366,642	$-	$1,366,642	$1,092,539	$(274,102)	$1,092,539	$1,084,285

The following is the impairment listing for loan-backed and structured securities for the three months ended December 31, 2022:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
617463AA2	$593	$-	$593	$541	$(52)	$541	$466
61750FAE0	34,293	-	34,293	32,765	(1,528)	32,765	30,781
61750MAB1	494	-	494	456	(38)	456	455
41161PWB5	118,327	-	118,327	112,659	(5,668)	112,659	101,599
Totals	$153,707	$-	$153,707	$146,421	$(7,286)	$146,421	$133,301

65

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is the impairment listing for loan-backed and structured securities for the three months ended September 30, 2021:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
05535DAN4	$200,922	$-	$200,922	$200,142	$(780)	$200,142	$162,578
073879QF8	18,487	-	18,487	17,021	(1,466)	17,021	19,301
45660LYW3	79,334	-	79,334	77,956	(1,378)	77,956	76,966
41161PWB5	130,360	-	130,360	127,091	(3,269)	127,091	112,805
Totals	$429,103	$-	$429,103	$422,210	$(6,893)	$422,210	$371,650

The following is the impairment listing for loan-backed and structured securities for the three months ended June 30, 2021:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
040104TG6	$24,495	$-	$24,495	$18,486	$(6,009)	$18,486	$21,692
05535DCF9	345,984	-	345,984	310,936	(35,048)	310,936	374,083
40431KAE0	260,175	-	260,175	258,699	(1,476)	258,699	302,426
61750FAE0	35,830	-	35,830	34,510	(1,320)	34,510	31,864
05535DAN4	221,083	-	221,083	165,572	(55,511)	165,572	181,999
45660LYW3	83,910	-	83,910	82,457	(1,453)	82,457	81,083
79548KXQ6	20,469	-	20,469	15,048	(5,421)	15,048	15,063
41161PWB5	138,240	-	138,240	134,082	(4,158)	134,082	120,457
Totals	$1,130,186	$-	$1,130,186	$1,019,790	$(110,396)	$1,019,790	$1,128,667

The following is the impairment listing for loan-backed and structured securities for the three months ended March 31, 2021:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
05535DCF9	$366,060	$-	$366,060	$359,326	$(6,734)	$359,326	$379,719
61750FAE0	37,595	-	37,595	36,005	(1,590)	36,005	32,295
22540V3F7	33,589	-	33,589	2,981	(30,608)	2,981	940
41161PWB5	143,442	-	143,442	143,272	(170)	143,272	126,338
Totals	$580,686	$-	$580,686	$541,584	$(39,102)	$541,584	$539,292

The following is the impairment listing for loan-backed and structured securities for the three months ended December 31, 2020:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
01853GAB6	$14,568	$-	$14,568	$7,033	$(7,536)	$7,033	$12,059
05535DCF9	377,210	-	377,210	370,871	(6,338)	370,871	402,819
61750FAE0	38,370	-	38,370	37,735	(636)	37,735	34,241
61750MAB1	519	-	519	500	(19)	500	505
124860CB1	136,315	-	136,315	94,190	(42,125)	94,190	113,287
2254W0NK7	14,495	-	14,495	4,314	(10,181)	4,314	17,202
45660LYW3	91,445	-	91,445	90,564	(881)	90,564	89,217
65535VRK6	39,925	-	39,925	35,226	(4,699)	35,226	38,262
125435AA5	38,147	-	38,147	37,820	(327)	37,820	39,118
36298XAA0	1,280,168	-	1,280,168	1,134,532	(145,636)	1,134,532	1,203,139
86359DME4	171,546	-	171,546	168,762	(2,784)	168,762	177,768
Totals	$2,202,709	$-	$2,202,709	$1,981,547	$(221,162)	$1,981,547	$2,127,616

66

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is the impairment listing for loan-backed and structured securities for the three months ended September 30, 2020:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
05535DCF9	$395,158	$-	$395,158	$379,924	$(15,234)	$379,924	$366,150
61750MAB1	537	-	537	519	(18)	519	380
9393365V1	7,420	-	7,420	7,328	(92)	7,328	6,783
12669GWN7	210,883	-	210,883	198,389	(12,494)	198,389	194,272
36298XAA0	1,347,196	-	1,347,196	1,307,547	(39,649)	1,307,547	1,239,480
36298XAB8	1,257,414	-	1,257,414	1,017,564	(239,850)	1,017,564	1,064,536
74951PBT4	7,333	-	7,333	3,381	(3,952)	3,381	10,145
Totals	$3,225,941	$-	$3,225,941	$2,914,652	$(311,289)	$2,914,652	$2,881,746

The following is the impairment listing for loan-backed and structured securities for the three months ended June 30, 2020:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
9393365V1	$7,834	$-	$7,834	$7,719	$(116)	$7,719	$6,622
57643QAE5	534,784	-	534,784	441,679	(93,105)	441,679	574,564
74951PBT4	14,931	-	14,931	9,486	(5,445)	9,486	10,438
86359DMC8	1,421,078	-	1,421,078	1,306,900	(114,178)	1,306,900	1,202,568
Totals	$1,978,627	$-	$1,978,627	$1,765,784	$(212,843)	$1,765,784	$1,794,192

The following is the impairment listing for loan-backed and structured securities for the three months ended March 31, 2020:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
05535DCF9	$432,085	$-	$432,085	$410,505	$(21,580)	$410,505	$362,606
45071KDD3	77,176	-	77,176	69,653	(7,524)	69,653	67,033
65535VRK6	41,952	-	41,952	40,956	(995)	40,956	37,844
79548KXQ6	29,027	-	29,027	28,392	(635)	28,392	21,372
12669GWN7	220,746	-	220,746	216,237	(4,509)	216,237	214,278
57645LAA2	1,924,581	-	1,924,581	1,476,730	(447,851)	1,476,730	1,981,360
Totals	$2,725,567	$-	$2,725,567	$2,242,474	$(483,093)	$2,242,474	$2,684,492

The following is the impairment listing for loan-backed and structured securities for the three months ended December 31, 2019:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
05535DAN4	$307,738	$-	$307,738	$295,672	$(12,066)	$295,672	$254,718
65535VRK6	48,442	-	48,442	41,689	(6,753)	41,689	45,360
79548KXQ6	32,160	-	32,160	29,837	(2,323)	29,837	17,626
12669FXR9	7,263	-	7,263	7,035	(228)	7,035	6,226
Totals	$395,603	$-	$395,603	$374,233	$(21,370)	$374,233	$323,929

The following is the impairment listing for loan-backed and structured securities for the three months ended September 30, 2019:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
761118FM5	$340,329	$-	$340,329	$333,834	$(6,494)	$333,834	$12,112
79548KXQ6	44,492	-	44,492	43,020	(1,472)	43,020	9,462
12669GWN7	257,591	-	257,591	237,604	(19,987)	237,604	232,552
36298XAA0	1,757,853	-	1,757,853	1,547,103	(210,750)	1,547,103	1,539,100
US74951PBV94	3,553	-	3,553	1,893	(1,660)	1,893	3,130
Totals	$2,403,817	$-	$2,403,817	$2,163,454	$(240,364)	$2,163,454	$1,796,355

67

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is the impairment listing for loan-backed and structured securities for the three months ended June 30, 2019:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
61750MAB1	$549	$-	$549	$544	$(5)	$544	$483
761118FM5	399,645	-	399,645	392,163	(7,482)	392,163	415,195
57643QAE5	738,589	-	738,589	572,935	(165,654)	572,935	772,080
Totals	$1,138,783	$-	$1,138,783	$965,642	$(173,141)	$965,642	$1,187,758

The following is the impairment listing for loan-backed and structured securities for the three months ended March 31, 2019:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
61750MAB1	$586	$-	$586	$548	$(38)	$548	$554
65106FAG7	12,643	-	12,643	11,714	(929)	11,714	343
22541QQR6	312	-	312	-	(312)	-	-
761118FM5	390,110	-	390,110	385,210	(4,900)	385,210	388,296
57643QAE5	755,970	-	755,970	754,768	(1,202)	754,768	790,386
US74951PBV94	6,287	-	6,287	3,525	(2,763)	3,525	6,872
Totals	$1,165,908	$-	$1,165,908	$1,155,765	$(10,144)	$1,155,765	$1,186,451

The following is the impairment listing for loan-backed and structured securities for the three months ended December 31, 2018:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
65106FAG7	$11,179	$-	$11,179	$959	$(10,220)	$959	$1,142
22541QQR6	5,700	-	5,700	(1,944)	(7,644)	(1,944)	-
57643QAE5	887,867	-	887,867	771,332	(116,535)	771,332	816,823
Totals	$904,746	$-	$904,746	$770,347	$(134,399)	$770,347	$817,965

The following is the impairment listing for loan-backed and structured securities for the three months ended September 30, 2018:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
05535DCF9	$495,404	$-	$495,404	$450,462	$(44,942)	$450,462	$449,510
07386HCP4	564	-	564	(1,633)	(2,197)	(1,633)	83
76110H4M8	504	-	504	(1,094)	(1,598)	(1,094)	189
Totals	$496,473	$-	$496,473	$447,735	$(48,737)	$447,735	$449,782

The following is the impairment listing for loan-backed and structured securities for the three months ended June 30, 2018:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
76110H4M8	$2,014	$-	$2,014	$579	$(1,435)	$579	$504
863579DV7	37,534	-	37,534	786	(36,748)	786	3,932
Totals	$39,548	$-	$39,548	$1,365	$(38,183)	$1,365	$4,435

The following is the impairment listing for loan-backed and structured securities for the three months ended March 31, 2018:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
07386HEN7	$2,548	$-	$2,548	$136	$(2,412)	$136	$94
79548KXQ6	81,567	-	81,567	56,468	(25,099)	56,468	56,792
Totals	$84,116	$-	$84,116	$56,604	$(27,511)	$56,604	$56,886
68

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is the impairment listing for loan-backed and structured securities for the three months ended December 31, 2017:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
07386HCP4	$2,087	$-	$2,087	$362	$(1,726)	$362	$697
22541QQR6	4,224	-	4,224	2,480	(1,744)	2,480	3,194
2254W0NK7	15,047	-	15,047	14,538	(509)	14,538	21,513
Totals	$21,358	$-	$21,358	$17,379	$(3,979)	$17,379	$25,404

The following is the impairment listing for loan-backed and structured securities for the three months ended September 30, 2017:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
88157QAL2	$31,370	$-	$31,370	$30,181	$(1,188)	$30,181	$97,082

The following is the impairment listing for loan-backed and structured securities for the three months ended June 30, 2017:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
76110H4M8	$1,298	$-	$1,298	$684	$(614)	$684	$1,198
86358RLG0	245	-	245	191	(54)	191	2,120
88157QAL2	37,298	-	37,298	30,852	(6,447)	30,852	88,942
77277LAF4	2,501,621	-	2,501,621	2,463,055	(38,566)	2,463,055	3,813,186
77277LAH0	126,121	-	126,121	124,240	(1,881)	124,240	304,271
77277LAJ6	1,785,908	-	1,785,908	1,759,310	(26,599)	1,759,310	2,399,517
Totals	$4,452,491	$-	$4,452,491	$4,378,331	$(74,160)	$4,378,331	$6,609,233

The following is the impairment listing for loan-backed and structured securities for the three months ended March 31, 2017:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
22541QJR4	$3,126	$-	$3,126	$15	$(3,111)	$15	$1,926
45660LYW3	130,210	-	130,210	121,920	(8,290)	121,920	118,232
86358RA23	224,856	-	224,856	212,421	(12,435)	212,421	218,430
88157QAL2	39,747	-	39,747	36,416	(3,331)	36,416	89,960
77277LAF4	2,504,113	-	2,504,113	2,501,621	(2,492)	2,501,621	3,522,212
77277LAH0	126,242	-	126,242	126,121	(122)	126,121	295,836
77277LAJ6	1,787,629	-	1,787,629	1,785,908	(1,721)	1,785,908	2,216,416
Totals	$4,815,924	$-	$4,815,924	$4,784,422	$(31,502)	$4,784,422	$6,463,013
69

PART C
OTHER INFORMATION

Item 27.       Exhibits

Exhibit (a)

C.M. Life Insurance Company Board of Directors Resolution establishing the CM Multi Account A Separate Account – Incorporated by reference to Post-Effective Amendment No. 24 to Registration Statement File No. 333-95845 filed April 28, 2022

Exhibit (b)	Not Applicable.
Exhibit (c)	i.

Underwriting and Servicing Agreement dated December 16, 2014 by and between MML Investors Services, LLC and C.M. Life Insurance Company – Incorporated by reference to Initial Registration Statement to Registration Statement File No. 333-259818 filed September 27, 2021

ii.

Underwriting and Servicing Agreement (Distribution Servicing Agreement) dated April 1, 2014 between MML Strategic Distributors, LLC and C.M. Life Insurance Company – Incorporated by reference to Initial Registration Statement to Registration Statement File No. 333-259818 filed September 27, 2021

iii.

Template for Insurance Product Distribution Agreement (version 4/2021) (MML Strategic Distributors, LLC and Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement File No. 333-255824 filed on or about April 25, 2023

Exhibit (d)	i.

Individual Variable Deferred Annuity Contract with Flexible Purchase Payment – Incorporated by reference to Post-Effective Amendment No. 24 to Registration Statement File No. 333-95845 filed April 28, 2022

	ii.	Governmental 457(b) Deferred Compensation Plan Rider – Incorporated by reference to Post-Effective Amendment No. 24 to Registration Statement File No. 333-95845 filed April 28, 2022
	iii.	Individual Retirement Annuity Rider – Incorporated by reference to Post-Effective Amendment No. 24 to Registration Statement File No. 333-95845 filed April 28, 2022
	iv.	1.	ERISA Tax Sheltered Annuity Rider – Incorporated by reference to Post-Effective Amendment No. 24 to Registration Statement File No. 333-95845 filed April 28, 2022
		2.	Non-ERISA Tax Sheltered Annuity Rider – Incorporated by reference to Post-Effective Amendment No. 24 to Registration Statement File No. 333-95845 filed April 28, 2022
	v.	Basic Death Benefit Endorsement – Incorporated by reference to Post-Effective Amendment No. 24 to Registration Statement File No. 333-95845 filed April 28, 2022
	vi.	Terminal Illness Endorsement – Incorporated by reference to Post-Effective Amendment No. 24 to Registration Statement File No. 333-95845 filed April 28, 2022
	vii.	Unisex Rate Endorsement – Incorporated by reference to Post-Effective Amendment No. 24 to Registration Statement File No. 333-95845 filed April 28, 2022
Exhibit (e)	Form of Application – Incorporated by reference to Post-Effective Amendment No. 24 to Registration Statement File No. 333-95845 filed April 28, 2022
Exhibit (f)	i.

Charter documentation of C.M. Life Insurance Company as approved April 25, 1980 – Incorporated by reference to Initial Registration Statement to Registration Statement File No. 333-259818 filed September 27, 2021

	ii.	By-Laws of C.M. Life Insurance Company – Incorporated by reference to Initial Registration Statement to Registration Statement File No. 333-259818 filed September 27, 2021
Exhibit (g)	Not Applicable.
Exhibit (h)	i.	Fund Participation Agreements

a.	AIM Funds (Invesco Funds)
1.

Participation Agreement dated April 30, 2004 (AIM Variable Insurance Funds, Inc., A I M Distributors, Inc. and C.M. Life Insurance Company) – Incorporated by reference to Initial Registration Statement to Registration Statement File No. 333-259818 filed September 27, 2021

		i.	Amendment No. 1 dated April 30, 2010 – Incorporated by reference to Initial Registration Statement to Registration Statement File No. 333-259818 filed September 27, 2021
ii.

Amendment No. 2 effective May 24, 2019 (MML Bay State Life Insurance Company becomes a party) – Incorporated by reference to Post-Effective Amendment No. 35 to Registration Statement File No. 333-49457 filed April 28, 2021

		iii.	Amendment dated May 3, 2021 regarding Rules 30e-3 and 498A – Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement File No. 333-259818 filed April 28, 2022
2.

Financial Support Agreement dated October 1, 2016 (Invesco Distributors, Inc. and C.M. Life Insurance Company and MML Bay State Life Insurance Company becomes a party) – Incorporated by reference to Post-Effective Amendment No. 21 to Registration Statement File No. 333-49457 filed April 26, 2017

		i.	Amendment No. 1 effective May 24, 2019 – Incorporated by reference to Post-Effective Amendment No. 35 to Registration Statement File No. 333-49457 filed April 28, 2021
		ii.	Amendment effective April 1, 2022 – Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement File No. 333-259818 filed on or about April 25, 2023
3.

Administrative Services Agreement dated October 1, 2016 (Invesco Advisers, Inc. and C.M. Life Insurance Company and MML Bay State Life Insurance Company becomes a party) – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-259818 filed December 17, 2021

		i.	Amendment No. 1 effective May 24, 2019 – Incorporated by reference to Post-Effective Amendment No. 35 to Registration Statement File No. 333-49457 filed April 28, 2021
b.	Fidelity® Funds
1.

Amended and Restated Participation Agreement dated September 28, 2021 (Fidelity Distributors Company, LLC, Variable Insurance Products Fund, Variable Insurance Products Fund II, Variable Insurance Products Fund III, Variable Insurance Products Fund IV and Variable Insurance Products Fund V and C.M. Life Insurance Company) – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-259818 filed December 17, 2021

		i.	First Amendment dated September 28, 2021 – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-259818 filed December 17, 2021
2.

Summary Prospectus Agreement effective May 1, 2011 (Fidelity Distributors Corporation and Massachusetts Mutual Life Insurance Company, C.M. Life Insurance Company, and MML Bay State Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

3.

Service Contract dated January 1, 2004 (MML Investors Services, LLC, MML Strategic Distributors, LLC, and MML Distributors, LLC and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement File No. 333-215823 filed June 14, 2017

		i.	First Amendment dated October 1, 2008 – Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement File No. 333-215823 filed June 14, 2017
		ii.	Second Amendment dated May 22, 2017 – Incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement File No. 333-206438 filed November 15, 2021
		iii.	Third Amendment dated November 1, 2018 – Incorporated by reference to Initial Registration Statement to Registration Statement File No. 333-259818 filed September 27, 2021
iv.

Fourth Amendment dated September 28, 2021 (C.M. Life Insurance Company becomes a party to the Agreement) – Incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement File No. 333-206438 filed November 15, 2021

	4.	Service Agreement effective September 28, 2021 – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-259818 filed December 17, 2021

c.	MML Funds
1.

Participation Agreement dated August 15, 2008 (MML Series Investment Fund, American Funds Insurance Series, Capital Research and Management Company, and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Initial Registration Statement File No. 333-259818 filed September 27, 2021

2.

Participation Agreement dated November 17, 2005 (MML Series Investment Fund, Massachusetts Mutual Life Insurance Company and MML Bay State Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

		i.	First Amendment effective November 17, 2005 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		ii.	Second Amendment dated as of August 26, 2008 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		iii.	Third Amendment dated April 9, 2010 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		iv.	Fourth Amendment dated and effective July 23, 2010 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		v.	Fifth Amendment dated August 28, 2012 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		vi.	Sixth Amendment dated April 1, 2014 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		vii.	Seventh Amendment dated August 11, 2015 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		viii.	Eighth Amendment dated February 20, 2020 – Incorporated by reference to Post-Effective Amendment No. 7 to Registration Statement File No. 333-202684 filed April 28, 2020
		ix.	Ninth Amendment dated June 2, 2021 regarding Rules 30e-3 and 498A – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-255824 filed August 24, 2021
d.	MML II Funds
1.

Participation Agreement dated November 17, 2005 (MML Series Investment Fund II, Massachusetts Mutual Life Insurance Company and MML Bay State Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

		i.	First Amendment effective November 17, 2005 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		ii.	Second Amendment dated as of August 26, 2008 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		iii.	Third Amendment dated as of April 9, 2010 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		iv.	Fourth Amendment dated and effective July 23, 2010 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		v.	Fifth Amendment dated August 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		vi.	Six Amendment dated and effective August 28, 2012 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		vii.	Seventh Amendment dated and effective November 12, 2012 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		viii.	Eighth Amendment dated April 1, 2014 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

			ix.	Ninth Amendment dated August 11, 2015 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
			x.	Tenth Amendment dated February 20, 2020 – Incorporated by reference to Post-Effective Amendment No. 7 to Registration Statement File No. 333-202684 filed April 28, 2020
			xi.	Eleventh Amendment dated June 2, 2021 regarding Rules 30e-3 and 498A – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-255824 filed August 24, 2021
	e.	PIMCO Funds
1.

Participation Agreement dated as of April 21, 2006 (Massachusetts Mutual Life Insurance Company, C.M. Life Insurance Company and PIMCO Variable Insurance Trust and Allianz Global Investors Distributors LLC) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

			i.	Amendment No. 1 effective as of June 30, 2008 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
			ii.	New Agreements and Amendments dated November 10, 2010 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
			iii.	Amendment effective as of May 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
			iv.	Amendment signed March 1, 2017 – Incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement File No. 333-95845 filed April 26, 2017
		2.	Termination Agreement dated November 10, 2010 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
3.

Selling Agreement executed on April 26, 2006 (Allianz Global Investors Distributors LLC, Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company) for Advisor Class Shares of PIMCO Variable Insurance Trust – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

4.

Services Agreement (Trust) for PIMCO Variable Insurance Trust (Pacific Investment Management Company LLC, Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company) effective as of March 1, 2017 – Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement File No. 333-215823 filed June 14, 2017

			i.	Amendment No. 1 dated November 1, 2020 – Incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement File No. 333-150916 filed April 28, 2021
	f.	Voya Funds
1.

Participation Agreement dated April 26, 2006 (C.M. Life Insurance Company, ING Funds Distributor, LLC and ING Variable Products Trust) – Incorporated by reference to Post-Effective Amendment No. 24 to Registration Statement File No. 333-95845 filed April 28, 2022

			i.	Amendment dated January 16, 2014 – Incorporated by reference to Post-Effective Amendment No. 24 to Registration Statement File No. 333-95845 filed April 28, 2022
			ii.	Amendment dated December 23, 2014 and effective as of May 1, 2014 – Incorporated by reference to Post-Effective Amendment No. 24 to Registration Statement File No. 333-95845 filed April 28, 2022
ii.	Rule 22c-2 Agreements (Shareholder Information Agreements)
a.

AIM Investment Services, Inc. effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Initial Registration Statement to Registration Statement File No. 333-259818 filed September 27, 2021

		1.	Amendment No. 1 dated June 30, 2020 – Incorporated by reference to Pre-Effective Amendment 3 to Registration Statement File No. 333-229670 filed October 2, 2020
b.

Fidelity Distributors Corporation effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

c.

MML Series Investment Fund effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

d.

MML Series Investment Fund II effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

e.

PIMCO Variable Insurance Trust effective October 16, 2007 (Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

f.

Voya Variable Products Trust effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

Exhibit (i)	Not Applicable.
Exhibit (j)	Not Applicable.
Exhibit (k)	Opinion and Consent of Counsel – Incorporated by reference to Post-Effective Amendment No. 24 to Registration Statement File No. 333-95845 filed April 28, 2022
Exhibit (l)	i.	Auditor Consents:
			•	Company Financial Statements (*)
			•	Separate Account Financial Statements (*)
	ii.	a.	Powers of Attorney for:
			•	Roger W. Crandall
			•	Michael R. Fanning
			•	Michael J. O’Connor
			•	Elizabeth A. Ward
– Incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement File No. 333- 95845 filed April 26, 2017
		b.	Powers of Attorney for:
			•	Sean Newth
– Incorporated by reference to Post-Effective Amendment No. 26 to Registration Statement File No. 033-82060 filed November 21, 2017
Exhibit (m)	Not Applicable.
Exhibit (n)	Not Applicable.
(*)	Filed herewith

Item 28.       Directors and Officers of the Depositor

Directors of C.M. Life Insurance Company

Roger W. Crandall, Director (Chairman), President,
and Chief Executive Officer
1295 State Street
Springfield, MA 01111

Michael J. O’Connor, Director, Senior Vice President, and
General Counsel
1295 State Street
Springfield, MA 01111

Michael R. Fanning, Director and Executive Vice President
1295 State Street
Springfield, MA 01111

Elizabeth A. Ward, Director, Executive Vice President, and Chief Financial Officer
1295 State Street
Springfield, MA 01111

Principal Officers of C.M. Life Insurance Company (other than those who are also Directors, as referenced above):

Sean Newth, Senior Vice President and Corporate Controller 1295 State Street Springfield, MA 01111 Akintokunbo Akinbajo, Corporate Secretary 1295 State Street Springfield, MA 01111	Julieta Sinisgalli, Treasurer 1295 State Street Springfield, MA 01111 Eric Partlan, Executive Vice President 1295 State Street Springfield, MA 01111

Item 29.       Persons Controlled by or Under Common Control with the Depositor or Registrant

– Incorporated by reference to Item 32 on Form N-6 in Post-Effective Amendment No. 2 to Registration Statement File No. 333-259818 filed on or about April 25, 2023

Item 30.       Indemnification

C.M. Life directors and officers are indemnified under Article V of the by-laws of C.M. Life’s parent company, Massachusetts Mutual Life Insurance Company (“MassMutual”), as set forth below.

ARTICLE V. of the By-laws of MassMutual provides for indemnification of directors and officers as follows:

“ARTICLE V.

INDEMNIFICATION

Subject to limitations of law, the Company shall indemnify:

(a)	each director, officer or employee;

(b)	any individual who serves at the request of the Company as a director, board member, committee member, partner, trustee, officer or employee of any foreign or domestic organization or any separate investment account; or

(c)	any individual who serves in any capacity with respect to any employee benefit plan,

from and against all loss, liability and expense imposed upon or incurred by such person in connection with any threatened, pending or completed action, claim, suit, investigation or proceeding of any nature whatsoever, in which such person may be involved or with which he or she may be threatened to be involved, by reason of any alleged act, omission or otherwise while serving in any such capacity, whether such action, claim, suit, investigation or proceeding is civil, criminal, administrative, arbitrative, or investigative and/or formal or informal in nature. Indemnification shall be provided although the person no longer serves in such capacity and shall include protection for the person’s heirs and legal representatives.

Indemnities hereunder shall include, but not be limited to, all costs and reasonable counsel fees, fines, penalties, judgments or awards of any kind, and the amount of reasonable settlements, whether or not payable to the Company or to any of the other entities described in the preceding paragraph, or to the policyholders or security holders thereof.

Notwithstanding the foregoing, no indemnification shall be provided with respect to:

(1)	any matter as to which the person shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Company or, to the extent that such matter relates to service with respect to any employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan;

(2)	any liability to any entity which is registered as an investment company under the Federal Investment Company Act of 1940 or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office; and

(3)	any action, claim or proceeding voluntarily initiated by any person seeking indemnification, unless such action, claim or proceeding had been authorized by the Board of Directors or unless such person’s indemnification is awarded by vote of the Board of Directors.

In any matter disposed of by settlement or in the event of an adjudication which in the opinion of the General Counsel or his or her delegate does not make a sufficient determination of conduct which could preclude or permit indemnification in accordance with the preceding paragraphs (1), (2) and (3), the person shall be entitled to indemnification unless, as determined by the majority of the disinterested directors or in the opinion of counsel (who may be an officer of the Company or outside counsel employed by the Company), such person’s conduct was such as precludes indemnification under any of such paragraphs. The termination of any action, claim, suit, investigation or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in the best interests of the Company.

The Company may at its option indemnify for expenses incurred in connection with any action or proceeding in advance of its final disposition, upon receipt of a satisfactory undertaking for repayment if it be subsequently determined that the person thus indemnified is not entitled to indemnification under this Article V.”

To provide certainty and more clarification regarding the indemnification provisions of the Bylaws set forth above, MassMutual has entered into indemnification agreements with certain officers who serve as a director of a subsidiary of MassMutual (a “Subsidiary Director”). Pursuant to the Agreements, MassMutual agrees to indemnify a Subsidiary Director, to the extent legally permissible, against (a) all expenses, judgments, fines and settlements (“Costs”), liabilities, and penalties paid in connection with a proceeding involving the Subsidiary Director because he or she is a director of a subsidiary of MassMutual if the Subsidiary Director (i) acted in good faith, (ii) reasonably believed the conduct was in the subsidiary’s best interest; (iii) had no reasonable cause to believe the conduct was unlawful (in a criminal proceeding); and, (iv) engaged in conduct for which the Subsidiary Director shall not be liable under MassMutual’s Charter or By-Law. MassMutual further agrees to indemnify a Subsidiary Director, to the extent permitted by law, against all Costs paid in connection with any proceeding (i) unless the Subsidiary Director breached a duty of loyalty, (ii) except for liability for acts or omissions not in good faith, involving intentional misconduct or a knowing violation of law, (iii) except for liability under Section 6.40 of Chapter 156D of Massachusetts Business Corporation Act (“MBCA”), or (iv) except for liability related to any transaction from which the Subsidiary Director derived an improper benefit. MassMutual will also indemnify a Subsidiary Director, to the fullest extent authorized by the MBCA, against all expenses to the extent the Subsidiary Director has been successful on the merits or in defense of any proceeding. If any court determines that despite an adjudication of liability to the relevant subsidiary that the Subsidiary Director is entitled to indemnification, MassMutual will indemnify the Subsidiary Director to the extent permitted by law. Subject to the Subsidiary Director’s obligation to pay MassMutual in the event that the Subsidiary Director is not entitled to indemnification, MassMutual will pay the expenses of the Subsidiary Director prior to a final determination as to whether the Subsidiary Director is entitled to indemnification.

Item 31.         Principal Underwriters

(a)

MML Investors Services, LLC (“MMLIS”) acts as principal underwriter of the contracts/policies/certificates sold by its registered representatives and MML Strategic Distributors, LLC (“MSD”) serves as principal underwriter of the contracts/policies/certificates sold by registered representatives of other broker-dealers who have entered into distribution agreements with MSD.
MMLIS and MSD either jointly or individually act as principal underwriters for:

Massachusetts Mutual Variable Life Separate Account I, Massachusetts Mutual Variable Annuity Separate Account 1, Massachusetts Mutual Variable Annuity Separate Account 2, Massachusetts Mutual Variable Annuity Separate Account 3, Massachusetts Mutual Variable Annuity Separate Account 4, Panorama Separate Account, Connecticut Mutual Variable Life Separate Account I, MML Bay State Variable Life Separate Account I, MML Bay State Variable Annuity Separate Account 1, Panorama Plus Separate Account, C.M. Multi-Account A, C.M. Life Variable Life Separate Account I, Massachusetts Mutual Variable Life Separate Account II.

(b)	MMLIS and MSD are the principal underwriters for this Contract. The following people are officers and directors of MMLIS and officers and directors of MSD:

DIRECTORS AND OFFICERS OF MML INVESTORS SERVICES, LLC

Name	Positions and Offices	Principal Business Address
John Vaccaro	Director, Chief Executive Officer and Chairman of the Board	(*)
Wendy Benson	Director and President	(*)
Geoffrey Craddock	Director	470 Atlantic Avenue Boston, MA 02110
Michael Fanning	Director	(*)
Sean Newth	Director	(*)
David Mink	Vice President and Chief Operations Officer	11215 North Community House Rd. Charlotte, NC 28277
Frank Rispoli	Chief Financial Officer and Treasurer	(*)
Edward K. Duch, III	Chief Legal Officer, Vice President, and Secretary	(*)
Courtney Reid	Chief Compliance Officer	(*)
James P. Puhala	Deputy Chief Compliance Officer	(*)
Michael Gilliland	Deputy Chief Compliance Officer	(*)
Thomas Bauer	Chief Technology Officer	(*)
Anthony Frogameni	Chief Privacy Officer	(*)
Linda Bestepe	Vice President	(*)
Vaughn Bowman	Vice President	(*)
Daken Vanderburg	Vice President	(*)
Brian Foley	Vice President	(*)
Mary B. Wilkinson	Vice President	11215 North Community House Rd. Charlotte, NC 28277
Joseph Sparacio	Agency Field Force Supervisor	11215 North Community House Rd. Charlotte, NC 28277
David Holtzer	Field Risk Officer	11215 North Community House Rd. Charlotte, NC 28277
Amy Francella	Assistant Secretary	(*)
Alyssa O’Connor	Assistant Secretary	(*)
Pablo Cabrera	Assistant Treasurer	(*)
Jeffrey Sajdak	Assistant Treasurer	(*)
Julieta Sinisgalli	Assistant Treasurer	(*)
Kevin Lacomb	Assistant Treasurer	(*)
Mary Helmlinger	Continuing Education Officer	(*)
Mario Morton	Registration Manager	(*)
Kelly Pirrotta	AML Compliance Officer	(*)
John Rogan	Regional Vice President	(*)
Michelle Pedigo	Regional Vice President	(*)

Name	Positions and Offices	Principal Business Address
Lee Zuber	Regional Vice President	(*)
(*)	1295 State Street, Springfield, MA 01111-0001

OFFICERS AND DIRECTORS OF MML STRATEGIC DISTRIBUTORS, LLC

Name	Positions and Offices	Principal Business Address
Dominic Blue	Director and Chairman of the Board	(*)
Matthew DiGangi	Director and Chief Executive Officer and President	(*)
Geoffrey Craddock	Director	470 Atlantic Avenue Boston, MA 02110
Sean Newth	Director	(*)
Frank Rispoli	Chief Financial Officer and Treasurer	(*)
Edward K. Duch, III	Chief Legal Officer, Vice President, and Secretary	(*)
James P. Puhala	Vice President and Chief Compliance Officer	(*)
Vincent Baggetta	Chief Risk Officer	(*)
Paul LaPiana	Vice President	(*)
Alyssa O’Connor	Assistant Secretary	(*)
Pablo Cabrera	Assistant Treasurer	(*)
Jeffrey Sajdak	Assistant Treasurer	(*)
Julieta Sinisgalli	Assistant Treasurer	(*)
Mario Morton	Registration Manager	(*)
Kelly Pirrotta	AML Compliance Officer	(*)
(*)	1295 State Street, Springfield, MA 01111-0001

(c)

Compensation From the Registrant
For information about all commissions and other compensation received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant’s last fiscal year, refer to the “Distribution and Administration” section of the Statement of Additional Information.

Item 32.        Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through C.M. Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0001.

Item  33.        Management Services

Not Applicable.

Item 34.        Fee Representation

REPRESENTATION UNDER SECTION 26(f)(2)(A) OF
THE INVESTMENT COMPANY ACT OF 1940

C.M. Life Insurance Company hereby represents that the fees and charges deducted under the MassMutual Artistry (Artistry) contract described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by C.M. Life Insurance Company.

SIGNATURES

Pursuant to the requirements of Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Springfield, and the Commonwealth of Massachusetts on this 24th  day of April, 2023.

C.M. MULTI-ACCOUNT A
(Registrant)

C.M. LIFE INSURANCE COMPANY
(Depositor)

By:	ROGER W. CRANDALL * _________________________________________ Roger W. Crandall President and Chief Executive Officer (principal executive officer) C.M. Life Insurance Company

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
ROGER W. CRANDALL * ___________________________________ Roger W. Crandall	Director, President and Chief Executive Officer (principal executive officer)	April 24, 2023
ELIZABETH A. WARD * ___________________________________ Elizabeth A. Ward	Chief Financial Officer (principal financial officer)	April 24, 2023
SEAN NEWTH * ___________________________________ Sean Newth	Corporate Controller (principal accounting officer)	April 24, 2023
MICHAEL J. O’CONNOR * ___________________________________ Michael J. O’Connor	Director	April 24, 2023
MICHAEL R. FANNING * ___________________________________ Michael R. Fanning	Director	April 24, 2023
/s/ JOHN E. DEITELBAUM ___________________________________ * John E. Deitelbaum Attorney-in-Fact pursuant to Powers of Attorney

INDEX TO EXHIBITS

Item No.	Exhibit
Item 27.	Exhibit (l)	i.	Auditor Consents: • Company Financial Statements • Separate Account Financial Statements